UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/19

Item 1.	Reports to Stockholders.

Internet Delivery of Shareholder Reports: Effective January 1, 2021, as permitted by regulations adopted by the SEC, you may not be receiving paper copies of the Fund’s annual or semiannual shareholder reports by mail, unless you specifically request them from the insurance company that offers your variable annuity or variable life insurance contract or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

This notice is not legally a part of the shareholder report.

Franklin Templeton Variable Insurance

Products Trust Annual Report

Table of Contents

Important Notes to Performance Information	i

Fund Summaries

Franklin Allocation VIP Fund	FFA-1

*Prospectus Supplement	FFA-7

Franklin Global Real Estate VIP Fund	FGR-1

Franklin Growth and Income VIP Fund	FGI-1

Franklin Income VIP Fund	FI-1

*Prospectus Supplement	FI-6

Franklin Large Cap Growth VIP Fund	FLG-1

Franklin Mutual Global Discovery VIP Fund	MGD-1

Franklin Mutual Shares VIP Fund	MS-1

Franklin Rising Dividends VIP Fund	FRD-1

Franklin Small Cap Value VIP Fund	FSV-1

*Prospectus Supplement	FSV-6

Franklin Small-Mid Cap Growth VIP Fund	FSC-1

Franklin Strategic Income VIP Fund	FSI-1

Franklin U.S. Government Securities VIP Fund	FUS-1

*Prospectus Supplement	FUS-5

Templeton Developing Markets VIP Fund	TD-1

Templeton Foreign VIP Fund	TF-1

Templeton Global Bond VIP Fund	TGB-1

Templeton Growth VIP Fund	TG-1

Index Descriptions	I-1

Board Members and Officers	BOD-1

Shareholder Information	SI-1

*Not part of the annual report. Retain for your records.

Not FDIC Insured | May Lose Value | No Bank Guarantee

MASTER CLASS – 1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Important Notes to

Performance Information

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

Annual Report	i

Franklin Allocation VIP Fund

(Formerly, Franklin Founding Funds Allocation VIP Fund)

This annual report for Franklin Allocation VIP Fund covers the period ended December 31, 2019. As previously communicated, effective May 1, 2019, the Fund changed its name to Franklin Allocation VIP Fund and changed from a fund of funds that invested fixed percentages in three underlying funds to an actively managed fund that invests in a variety of equity and fixed income investments.

Class 1 Performance Summary as of December 31, 2019

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/19	1-Year	5-Year	10-Year
Average Annual Total Return	+20.04%	+5.43%	+7.72%

*On May 1, 2019, the Fund’s investment strategies changed. Performance prior to May 1, 2019, is attributable to the Fund’s performance before the strategy change. The Fund has an expense reduction and a fee waiver associated with any investments in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Annual Report	FFA-1

FRANKLIN ALLOCATION VIP FUND

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/10–12/31/19)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®), the MSCI World Index, the Bloomberg Barclays U.S. Aggregate Bond Index, MSCI World ex USA Index-NR and the Linked Allocation VIP Fund Benchmark (Blended Benchmark). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

***Source: FactSet. The Fund’s Blended Benchmark was calculated internally and rebalanced monthly and was composed of 40% S&P 500, 40% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI World ex USA Index-NR. Net Returns (NR) include income net of tax withholding when dividends are paid. Please see Index Descriptions following the Fund Summaries.

FFA-2	Annual Report

FRANKLIN ALLOCATION VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund allocates approximately 60% of its assets to the equity asset class and 40% of its assets to the fixed income asset class by allocating the Fund’s assets among various sleeves (investment strategies).

Fund Risks

All investments involve risks, including possible loss of principal. Because the Fund invests in underlying funds, and the Fund’s performance is directly related to the performance of the underlying funds held by it, the ability of the Fund to achieve its investment goals is directly related to the ability of the underlying funds to meet their investment goals. Additionally, because these underlying funds may engage in a variety of investment strategies involving certain risks, the Fund may be subject to these same risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bonds are affected by changes in interest rates and the creditworthiness of their issuers. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds adjust to a rise in interest rates, the Fund’s share price may decline. Higher yielding, lower rated corporate bonds entail a greater degree of credit risk compared to investment-grade securities. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, one of the Fund’s benchmarks, the S&P 500 posted a +31.49% total return. The Fund’s new benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index posted a +8.72% total return; the MSCI World ex USA Index-NR posted a +23.16% total return; and the Linked Allocation VIP Fund Benchmark

Asset Allocation*

Based on Total Net Assets as of 12/31/19

*The asset allocation is based on the Statement of Investments (SOI), which classifies each underlying fund into a broad asset class.

(Blended Benchmark) posted a +20.45% total return.1,2 One of the Fund’s old benchmarks, the MSCI World Index posted a +28.40% total return for the same period.1 The Fund changed from a fund that invested fixed percentages in three underlying funds to an actively managed fund that invests in a variety of equity and fixed income investments; its benchmarks also changed.

Economic and Market Overview

Global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted strong returns during the reporting period. Although global economic growth slowed from 2018, interest-rate cuts from many central banks and the easing of trade tensions near

1. Source: Morningstar.

2. Source: FactSet. The Fund’s Blended Benchmark was calculated internally and rebalanced monthly and was composed of 40% S&P 500, 40% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI World ex USA Index-NR.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Net Returns (NR) include income net of tax withholding when dividends are paid. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Annual Report	FFA-3

FRANKLIN ALLOCATION VIP FUND

period-end contributed to the generally positive environment for equities worldwide. Reflecting investor optimism and slowing but resilient economic growth, stocks advanced in every major region of the globe.

In the U.S., solid economic growth also supported equities, as healthy consumer spending and a strong labor market kept the economy afloat. The unemployment rate fell during the year, reaching 3.5% in September, November and December 2019, the lowest recorded unemployment rate in 50 years.3 Wages also grew, albeit at a moderate pace, and inflation remained persistently low. In addition, deficit spending by the U.S. government boosted current growth at the expense of long-term debt. Despite the strength in the consumer sector, some parts of the economy struggled, particularly heavy industry. Annual industrial production contracted late in the reporting period, manufacturing output stalled and capital spending declined.

The U.S. Federal Reserve (Fed) provided a substantial boost to equity markets early in the reporting period as it shifted to a more accommodative monetary policy. In January 2019, the Fed signaled the end of its tightening cycle and cut the federal funds rate three times thereafter, lowering it to a range of 1.50%–1.75%. Stocks responded positively to the interest-rate cuts and gained further in December 2019 after the Fed indicated it would likely leave interest rates unchanged in 2020.

Growth slowed overall in the eurozone, particularly in Germany and Italy. Germany, which is heavily reliant on exports, was adversely affected by the trade conflict between the U.S. and China and the resulting slowdown in global trade. In Italy, political uncertainty and budget concerns caused the country’s annual gross domestic product (GDP) growth to stall in 2019’s first quarter before accelerating in the second quarter. Despite sluggish economic conditions, European developed market equities, as measured by the MSCI Europe Index, posted strong returns overall, as easing trade tensions buoyed investor optimism and an electoral victory by the Conservative Party in the U.K. alleviated uncertainty surrounding Brexit. Although the European Central Bank left its headline refinancing rate unchanged, it lowered the deposit rate and restarted its bond-buying stimulus program, further supporting stocks.

Economic growth in Asia was relatively solid overall, despite slowdowns in several large emerging market countries, such as China and India. Japan’s economy grew amid the Bank of Japan’s sizable stimulus program. The trade war between

Geographic Composition

Based on Total Net Assets as of 12/31/19

the U.S. and China provided the backdrop for Asian stocks, which rose and fell in sync with investor sentiment regarding a trade deal. A phase one agreement reached in December 2019 propelled Asian developed and emerging market stocks, which ultimately ended with strong returns over the 12-month period, as measured by the MSCI All Country Asia Index.

Emerging market stocks overall experienced several sharp selloffs and subsequent rebounds throughout the reporting period before ending with gains. In aggregate, economic growth slowed somewhat from 2018 but remained solid, although there was some variation among individual countries. Many central banks in emerging markets cut interest rates throughout the reporting period which, along with resilient GDP growth, provided a supportive environment for equities. Russian stocks posted the highest returns among emerging markets as the threat of further sanctions receded and a solid fiscal environment reassured investors. Overall, global emerging markets, as measured by the MSCI Emerging Markets Index, posted robust returns for the period.

Investment Strategy

The Fund seeks to achieve its investment goals by allocating its assets among the broad asset classes of equity and fixed income investments through a variety of investment

3. Source: U.S. Bureau of Labor Statistics.

FFA-4	Annual Report

FRANKLIN ALLOCATION VIP FUND

strategies or “sleeves” managed by the investment manager or its affiliates, which include Franklin U.S. Smart Beta Equity Strategy, Franklin Total Return Strategy, Franklin Growth Strategy, Templeton Foreign Strategy, Franklin International Growth Strategy, Franklin U.S. Government Securities Strategy, Franklin Rising Dividends Strategy, Franklin Investment Grade Corporate Strategy and Templeton Global Bond VIP Fund Strategy. The Fund is structured as a multi-manager fund (meaning the Fund’s assets are managed by multiple sub-advisors), with the investment manager having overall responsibility for the Fund’s investments. Allocation to each sleeve will generally not exceed 20% and will vary with market conditions. However, under normal market conditions, no sleeve constitutes a majority of the Fund’s assets.

Top 10 Holdings

12/31/19

Company Sector/Industry	% of Total Net Assets
Templeton Global Bond VIP Fund Diversified Financials	4.1%
Microsoft Corp. Software & Services	1.2%
Apple Inc. Technology Hardware & Equipment	0.9%
Texas Instruments Inc. Semiconductors & Semiconductor Equipment	0.6%
Mastercard Inc. Software & Services	0.5%
Amazon.com Inc. Retailing	0.5%
NIKE Inc. Consumer Durables & Apparel	0.5%
Accenture PLC Software & Services	0.5%
Johnson & Johnson Pharmaceuticals, Biotechnology & Life Sciences	0.5%
Union Pacific Corp. Transportation	0.5%

Manager’s Discussion

From January 1, 2019, through the date of the investment strategy change on May 1, 2019, the Fund’s performance can be attributed largely to its allocation among the underlying funds and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets. For the period after the investment strategy change through December 31, 2019, the Fund’s performance can be attributed largely to its allocation among the underlying sleeves and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets. The allocation to the sleeves did not change over the period.

For the period before the investment strategy change, Franklin Income VIP Fund – Class 1 and Franklin Mutual Shares VIP Fund – Class 1 underperformed the S&P 500. Templeton Growth VIP Fund – Class 1 underperformed the MSCI World Index. For the period after the investment strategy change, the Franklin Growth Strategy underperformed the S&P 500, the Franklin Rising Dividends Strategy underperformed the S&P 500, the Templeton Foreign Strategy underperformed the MSCI All Country World ex USA Index-NR, the Franklin International Growth Strategy outperformed the MSCI EAFE Index, the U.S. Smart Beta Equity Strategy underperformed the Russell 1000® Index, the Franklin U.S. Government Securities Strategy underperformed the Bloomberg Barclays U.S. Government Index: Intermediate Component, and the Investment-Grade Corporate Strategy performed in line with the Bloomberg Barclays U.S. Corporate Bond Index.

Thank you for your participation in Franklin Allocation VIP Fund. We look forward to serving your Future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	FFA-5

FRANKLIN ALLOCATION VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/19[1,2]	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/19[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,061.90	$2.81	$1,022.48	$2.75	0.54%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

FFA-6	Annual Report

FFA P1 P2 P4 09/19

SUPPLEMENT DATED SEPTEMBER 12, 2019

TO THE PROSPECTUSES

DATED MAY 1, 2019 OF

FRANKLIN ALLOCATION VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I. The “Fund Summary – Average Annual Total Returns” table on page FFA-S8 in the Fund’s Class 1 prospectus is replaced with the following:

Average Annual Total Returns

For the periods ended December 31, 2018

	1 Year	5 Years	10 Years
Franklin Allocation VIP Fund – Class 1	-9.34%	2.26%	8.62%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	-4.38%	8.50%	13.12%
Bloomberg Barclays U.S. Aggregate Index (index reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	3.48%
MSCI World ex-US (Net Dividends) Index (index reflects no deduction for fees, expenses or taxes)	-14.09%	0.34%	6.24%
Linked Allocation VIP Fund Benchmark (index reflects no deduction for fees, expenses or taxes)	-4.41%	4.62%	8.11%

II. The “Fund Summary – Average Annual Total Returns” table on page FFA-S8 in the Fund’s Class 2 prospectus is replaced with the following:

Average Annual Total Returns

For the periods ended December 31, 2018

	1 Year	5 Years	10 Years
Franklin Allocation VIP Fund – Class 2	-9.65%	2.01%	8.35%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	-4.38%	8.50%	13.12%
Bloomberg Barclays U.S. Aggregate Index (index reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	3.48%
MSCI World ex-US (Net Dividends) Index (index reflects no deduction for fees, expenses or taxes)	-14.09%	0.34%	6.24%
Linked Allocation VIP Fund Benchmark (index reflects no deduction for fees, expenses or taxes)	-4.41%	4.62%	8.11%

FFA-7

III. The “Fund Summary – Average Annual Total Returns” table on page FFA-S8 in the Fund’s Class 4 prospectus is replaced with the following:

Average Annual Total Returns

For the periods ended December 31, 2018

	1 Year	5 Years	10 Years
Franklin Allocation VIP Fund – Class 4	-9.58%	1.92%	8.24%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	-4.38%	8.50%	13.12%
Bloomberg Barclays U.S. Aggregate Index (index reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	3.48%
MSCI World ex-US (Net Dividends) Index (index reflects no deduction for fees, expenses or taxes)	-14.09%	0.34%	6.24%
Linked Allocation VIP Fund Benchmark (index reflects no deduction for fees, expenses or taxes)	-4.41%	4.62%	8.11%

Please keep this supplement with your prospectus for future reference.

FFA-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Allocation VIP Fund

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 6.37	$ 7.44	$ 7.13	$ 6.80	$ 7.47

Income from investment operations[a]:

Net investment income[b,c]	0.11	0.23	0.21	0.21	0.26

Net realized and unrealized gains (losses)	1.11	(0.89)	0.63	0.64	(0.68)

Total from investment operations	1.22	(0.66)	0.84	0.85	(0.42)

Less distributions from:

Net investment income	(0.27)	(0.24)	(0.22)	(0.29)	(0.24)

Net realized gains	(0.46)	(0.17)	(0.31)	(0.23)	(0.01)

Total distributions	(0.73)	(0.41)	(0.53)	(0.52)	(0.25)

Net asset value, end of year	$ 6.86	$ 6.37	$ 7.44	$ 7.13	$ 6.80

Total return[d]	20.04%	(9.34)%	12.17%	13.43%	(5.93)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.44%	0.12%	0.12%	0.11%	0.11%

Expenses net of waiver and payments by affiliates	0.39%	0.10%	0.10%	0.10%	0.10%

Net investment income	1.55%	3.13%	2.75%	3.09%	3.51%

Supplemental data

Net assets, end of year (000’s)	$842	$984	$1,047	$1,025	$1,083

Portfolio turnover rate	170.79%	2.23%	1.28%	0.10%	0.26%

Portfolio turnover rate excluding mortgage dollar rolls	158.11%[e]	2.23%	1.28%	0.10%	0.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eSee Note 1(f) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Allocation VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 6.32	$ 7.39	$ 7.08	$ 6.75	$ 7.42

Income from investment operations[a]:

Net investment income[b,c]	0.09	0.21	0.18	0.19	0.24

Net realized and unrealized gains (losses)	1.11	(0.89)	0.64	0.64	(0.68)

Total from investment operations	1.20	(0.68)	0.82	0.83	(0.44)

Less distributions from:

Net investment income	(0.25)	(0.22)	(0.20)	(0.27)	(0.22)

Net realized gains	(0.46)	(0.17)	(0.31)	(0.23)	(0.01)

Total distributions	(0.71)	(0.39)	(0.51)	(0.50)	(0.23)

Net asset value, end of year	$ 6.81	$ 6.32	$ 7.39	$ 7.08	$ 6.75

Total return[d]	19.86%	(9.65)%	11.98%	13.18%	(6.21)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.69%	0.37%	0.37%	0.36%	0.36%

Expenses net of waiver and payments by affiliates	0.64%	0.35%	0.35%	0.35%	0.35%

Net investment income	1.30%	2.88%	2.50%	2.84%	3.26%

Supplemental data

Net assets, end of year (000’s)	$403,040	$390,300	$480,402	$474,669	$480,715

Portfolio turnover rate	170.79%	2.23%	1.28%	0.10%	0.26%

Portfolio turnover rate excluding mortgage dollar rolls	158.11% [e]	2.23%	1.28%	0.10%	0.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eSee Note 1(f) regarding mortgage dollar rolls.

FFA-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Allocation VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 4

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 6.46	$ 7.53	$ 7.21	$ 6.87	$ 7.54

Income from investment operations[a]:

Net investment income[b,c]	0.08	0.20	0.18	0.19	0.23

Net realized and unrealized gains (losses)	1.13	(0.89)	0.64	0.64	(0.68)

Total from investment operations	1.21	(0.69)	0.82	0.83	(0.45)

Less distributions from:

Net investment income	(0.24)	(0.21)	(0.19)	(0.26)	(0.21)

Net realized gains	(0.46)	(0.17)	(0.31)	(0.23)	(0.01)

Total distributions	(0.70)	(0.38)	(0.50)	(0.49)	(0.22)

Net asset value, end of year	$ 6.97	$ 6.46	$ 7.53	$ 7.21	$ 6.87

Total return[d]	19.56%	(9.58)%	11.78%	12.92%	(6.24)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.79%	0.47%	0.47%	0.46%	0.46%

Expenses net of waiver and payments by affiliates	0.74%	0.45%	0.45%	0.45%	0.45%

Net investment income	1.20%	2.78%	2.40%	2.74%	3.16%

Supplemental data

Net assets, end of year (000’s)	$406,693	$393,385	$528,862	$530,403	$550,825

Portfolio turnover rate	170.79%	2.23%	1.28%	0.10%	0.26%

Portfolio turnover rate excluding mortgage dollar rolls	158.11%[e]	2.23%	1.28%	0.10%	0.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eSee Note 1(f) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2019

Franklin Allocation VIP Fund

	Country/ Organization	Shares/ Rights	Value

Common Stocks and Other Equity Interests 57.4%
Automobiles & Components 0.7%
Aptiv PLC	United States	23,000	$2,184,310
BorgWarner Inc.	United States	7,564	328,126
Cie Generale des Etablissements Michelin SCA	France	8,174	1,000,091
General Motors Co.	United States	17,439	638,267
Gentex Corp.	United States	7,901	228,971
Isuzu Motors Ltd.	Japan	61,700	737,504
Lear Corp.	United States	1,768	242,570

			5,359,839

Banks 2.1%
Bank of Ireland Group PLC	Ireland	144,599	791,668
BNP Paribas SA	France	34,750	2,058,806
FinecoBank Banca Fineco SpA	Italy	197,000	2,361,695
Hana Financial Group Inc.	South Korea	29,472	940,767
ING Groep NV	Netherlands	169,040	2,026,123
Kasikornbank PCL, fgn	Thailand	82,200	415,556
KB Financial Group Inc.	South Korea	52,538	2,165,621
KBC Groep NV	Belgium	30,000	2,256,133
Shinhan Financial Group Co. Ltd.	South Korea	19,766	741,231
Standard Chartered PLC	United Kingdom	197,696	1,865,337
Sumitomo Mitsui Financial Group Inc., ADR	Japan	193,000	1,430,130

			17,053,067

Capital Goods 6.6%
3M Co.	United States	8,277	1,460,228
Allegion PLC	United States	5,221	650,223
Allison Transmission Holdings Inc.	United States	2,065	99,781
AMETEK Inc.	United States	4,418	440,651
BAE Systems PLC	United Kingdom	98,353	735,729
The Boeing Co.	United States	9,354	3,047,159
BWX Technologies Inc.	United States	10,901	676,734
CAE Inc.	Canada	71,000	1,879,701
Carlisle Cos. Inc.	United States	3,000	485,520
Caterpillar Inc.	United States	3,646	538,441
CK Hutchison Holdings Ltd.	Hong Kong	197,000	1,878,406
Compagnie de Saint-Gobain	France	18,180	744,161
Cummins Inc.	United States	4,300	769,528
Deere & Co.	United States	3,386	586,658
Donaldson Co. Inc.	United States	8,200	472,484
Dover Corp.	United States	9,300	1,071,918
Emerson Electric Co.	United States	23,967	1,827,723
Fastenal Co.	United States	17,478	645,812
Ferguson PLC	United Kingdom	27,000	2,449,570
Fortive Corp.	United States	3,417	261,025
General Dynamics Corp.	United States	12,687	2,237,352
Graco Inc.	United States	4,502	234,104
GrafTech International Ltd.	United States	769	8,936
Honeywell International Inc.	United States	20,870	3,693,990

FFA-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Capital Goods (continued)
	Huntington Ingalls Industries Inc.	United States	3,138	$787,261
	Illinois Tool Works Inc.	United States	10,967	1,970,002
	Ingersoll-Rand PLC	United States	7,056	937,884
	Johnson Controls International PLC	United States	22,700	924,117
	Lennox International Inc.	United States	477	116,374
	Lockheed Martin Corp.	United States	6,856	2,669,589
	Masco Corp.	United States	2,097	100,635
	MSC Industrial Direct Co. Inc., A	United States	1,157	90,790
	MTU Aero Engines AG	Germany	8,500	2,426,930
	Northrop Grumman Corp.	United States	8,205	2,822,274
	nVent Electric PLC	United States	15,000	383,700
	PACCAR Inc.	United States	4,676	369,872
	Pentair PLC	United States	13,800	633,006
	Raytheon Co.	United States	13,917	3,058,122
	Rockwell Automation Inc.	United States	3,421	693,334
	Roper Technologies Inc.	United States	10,100	3,577,723
	Sinopec Engineering Group Co. Ltd.	China	843,500	504,435
	Snap-on Inc.	United States	966	163,640
	Stanley Black & Decker Inc.	United States	4,952	820,745
	Toro Co.	United States	3,372	268,647
	United Technologies Corp.	United States	15,175	2,272,608
	W.W. Grainger Inc.	United States	3,014	1,020,299
a	WABCO Holdings Inc.	United States	819	110,975
	Watsco Inc.	United States	784	141,238

				53,760,034

	Commercial & Professional Services 1.2%
	Cintas Corp.	United States	6,559	1,764,896
a	Copart Inc.	United States	5,678	516,357
	Equifax Inc.	United States	3,490	489,019
	Experian PLC	United Kingdom	80,000	2,703,997
a	IAA Inc.	United States	1,064	50,072
a	IHS Markit Ltd.	United States	23,109	1,741,263
	KAR Auction Services Inc.	United States	942	20,526
	Matthews International Corp., A	United States	7,500	286,275
	Republic Services Inc.	United States	1,000	89,630
	Robert Half International Inc.	United States	3,964	250,326
	Rollins Inc.	United States	4,380	145,241
	Verisk Analytics Inc.	United States	9,761	1,457,708

				9,515,310

	Consumer Durables & Apparel 1.1%
a	Capri Holdings Ltd.	United States	4,344	165,723
	Carter’s Inc.	United States	1,286	140,611
	D.R. Horton Inc.	United States	2,493	131,506
	Garmin Ltd.	United States	4,046	394,728
	Hanesbrands Inc.	United States	4,752	70,567
	Hasbro Inc.	United States	3,251	343,338

Annual Report	FFA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Consumer Durables & Apparel (continued)
	Leggett & Platt Inc.	United States	3,602	$183,090
a	Lululemon Athletica Inc.	United States	3,282	760,341
	NIKE Inc., B	United States	40,458	4,098,800
a	NVR Inc.	United States	87	331,332
	Panasonic Corp., ADR	Japan	105,900	996,519
	PulteGroup Inc.	United States	3,695	143,366
	Tapestry Inc.	United States	8,755	236,122
	VF Corp.	United States	9,005	897,438
	Whirlpool Corp.	United States	475	70,077

				8,963,558

	Consumer Services 1.2%
	Carnival Corp.	United States	10,218	519,381
	Choice Hotels International Inc.	United States	959	99,189
	Darden Restaurants Inc.	United States	3,945	430,044
	Domino’s Pizza Inc.	United States	1,252	367,813
	Graham Holdings Co., B	United States	358	228,758
	H&R Block Inc.	United States	6,807	159,828
	Las Vegas Sands Corp.	United States	13,479	930,590
	McDonald’s Corp.	United States	12,726	2,514,785
	Six Flags Entertainment Corp.	United States	1,589	71,680
	Starbucks Corp.	United States	9,490	834,361
a	TAL Education Group, ADR	China	54,000	2,602,800
	Wyndham Destinations Inc.	United States	1,762	91,078
	Yum! Brands Inc.	United States	10,475	1,055,147

				9,905,454

	Diversified Financials 1.6%
	American Express Co.	United States	3,890	484,266
a	Berkshire Hathaway Inc., B	United States	6,144	1,391,616
	BlackRock Inc.	United States	1,465	736,456
	The Charles Schwab Corp.	United States	19,431	924,138
	Deutsche Boerse AG	Germany	17,000	2,671,911
	FactSet Research Systems Inc.	United States	1,064	285,471
	Flow Traders	Netherlands	26,411	637,985
	Intercontinental Exchange Inc.	United States	9,055	838,040
	Intermediate Capital Group PLC	United Kingdom	20,000	426,473
	Invesco Ltd.	United States	6,531	117,427
	Lazard Ltd., A	United States	3,263	130,390
	MarketAxess Holdings Inc.	United States	1,055	399,961
	MFA Financial Inc.	United States	3,230	24,710
	Moody’s Corp.	United States	2,263	537,259
	Morningstar Inc.	United States	520	78,681
	MSCI Inc.	United States	2,278	588,134
	S&P Global Inc.	United States	1,999	545,827
	Santander Consumer USA Holdings Inc.	United States	2,925	68,357
	SEI Investments Co.	United States	2,830	185,308
	State Street Corp.	United States	2,600	205,660

FFA-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Diversified Financials (continued)
	T. Rowe Price Group Inc.	United States	7,539	$918,552
	UBS Group AG	Switzerland	28,367	358,380

				12,555,002

	Energy 2.3%
a	Apergy Corp.	United States	7,800	263,484
	BP PLC	United Kingdom	284,973	1,779,972
	Cabot Oil & Gas Corp., A	United States	27,616	480,795
	Chevron Corp.	United States	7,400	891,774
	Cimarex Energy Co.	United States	1,676	87,973
	Concho Resources Inc.	United States	4,018	351,856
	ConocoPhillips	United States	14,455	940,009
	Eni SpA	Italy	91,864	1,426,427
	EOG Resources Inc.	United States	6,400	536,064
	Equinor ASA	Norway	66,776	1,335,140
	Exxon Mobil Corp.	United States	27,226	1,899,830
	Galp Energia SGPS SA, B	Portugal	48,999	818,754
	HollyFrontier Corp.	United States	1,991	100,964
	Husky Energy Inc.	Canada	103,200	828,079
	Occidental Petroleum Corp.	United States	11,400	469,794
	ONEOK Inc.	United States	2,943	222,697
	Phillips 66	United States	9,569	1,066,082
	Royal Dutch Shell PLC, B	United Kingdom	42,569	1,262,642
	SBM Offshore NV	Netherlands	40,838	759,785
	Schlumberger Ltd.	United States	14,300	574,860
	Tenaris SA	Italy	54,609	615,475
	Total SA	France	12,943	714,134
	Valero Energy Corp.	United States	11,045	1,034,364

				18,460,954

	Food & Staples Retailing 1.1%
	Casey’s General Stores Inc.	United States	922	146,589
	Costco Wholesale Corp.	United States	4,687	1,377,603
	The Kroger Co.	United States	14,245	412,962
	Matsumotokiyoshi Holdings Co. Ltd.	Japan	20,200	787,182
	Seven & I Holdings Co. Ltd., ADR	Japan	35,900	657,508
a	Sprouts Farmers Market Inc.	United States	2,414	46,711
	Sundrug Co. Ltd.	Japan	22,200	807,923
	Sysco Corp.	United States	14,000	1,197,560
	Walgreens Boots Alliance Inc.	United States	17,351	1,023,015
	Walmart Inc.	United States	20,000	2,376,800

				8,833,853

	Food, Beverage & Tobacco 2.5%
	Altria Group Inc.	United States	28,276	1,411,255
	Brown-Forman Corp., A	United States	1,486	93,276
	Brown-Forman Corp., B	United States	11,799	797,612
	Bunge Ltd.	United States	10,300	592,765

Annual Report	FFA-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Food, Beverage & Tobacco (continued)
	The Coca-Cola Co.	United States	26,317	$1,456,646
	Constellation Brands Inc., A	United States	3,504	664,884
	Fevertree Drinks PLC	United Kingdom	70,000	1,940,452
	Flowers Foods Inc.	United States	5,137	111,678
	General Mills Inc.	United States	17,306	926,909
	The Hershey Co.	United States	5,001	735,047
	Hormel Foods Corp.	United States	8,367	377,435
	Ingredion Inc.	United States	1,745	162,198
	The J. M. Smucker Co.	United States	2,227	231,898
	Kellogg Co.	United States	4,136	286,046
	Kirin Holdings Co. Ltd.	Japan	50,100	1,101,808
	Lamb Weston Holdings Inc.	United States	3,432	295,255
	McCormick & Co. Inc.	United States	6,200	1,052,326
	Mondelez International Inc., A	United States	9,469	521,553
a	Monster Beverage Corp.	United States	26,249	1,668,124
	PepsiCo Inc.	United States	22,238	3,039,268
	Philip Morris International Inc.	United States	16,946	1,441,935
	Suntory Beverage & Food Ltd.	Japan	11,300	472,588
	Tyson Foods Inc.	United States	8,049	732,781

				20,113,739

	Health Care Equipment & Services 3.7%
	Abbott Laboratories	United States	22,460	1,950,875
a	ABIOMED Inc.	United States	1,312	223,814
	Baxter International Inc.	United States	2,515	210,304
	Becton, Dickinson and Co.	United States	8,843	2,405,031
	Cerner Corp.	United States	7,272	533,692
	Chemed Corp.	United States	346	151,984
	Cochlear Ltd.	Australia	17,000	2,680,591
	CVS Health Corp.	United States	6,800	505,172
	Danaher Corp.	United States	6,687	1,026,321
	Dentsply Sirona Inc.	United States	4,800	271,632
a	Edwards Lifesciences Corp.	United States	2,707	631,516
	GN Store Nord AS	Denmark	55,000	2,586,070
a	Haemonetics Corp.	United States	6,324	726,628
	HCA Holdings Inc.	United States	5,114	755,900
a	IDEXX Laboratories Inc.	United States	620	161,901
a	Intuitive Surgical Inc.	United States	2,922	1,727,340
a	Laboratory Corp. of America Holdings	United States	3,410	576,870
a	LivaNova PLC	United Kingdom	36,000	2,715,480
	Medtronic PLC	United States	17,800	2,019,410
a	Premier Inc., A	United States	586	22,198
	Quest Diagnostics Inc.	United States	5,773	616,499
	ResMed Inc.	United States	3,815	591,210
	Sinopharm Group Co. Ltd., H	China	157,200	573,943
	Stryker Corp.	United States	14,592	3,063,444
	Teleflex Inc.	United States	3,384	1,273,873

FFA-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Health Care Equipment & Services (continued)
	Universal Health Services Inc., B	United States	1,289	$184,920
a	Varian Medical Systems Inc.	United States	2,004	284,588
	West Pharmaceutical Services Inc.	United States	9,000	1,352,970

				29,824,176

	Household & Personal Products 1.0%
	Church & Dwight Co. Inc.	United States	6,941	488,230
	Clorox Co.	United States	4,242	651,316
	Colgate-Palmolive Co.	United States	30,504	2,099,895
	Estee Lauder Cos. Inc., A	United States	6,568	1,356,555
	Kimberly-Clark Corp.	United States	6,764	930,388
	Nu Skin Enterprises Inc., A	United States	1,414	57,946
	The Procter & Gamble Co.	United States	20,713	2,587,054

				8,171,384

	Insurance 0.2%
	Aflac Inc.	United States	10,400	550,160
	American National Insurance Co.	United States	233	27,419
	Assured Guaranty Ltd.	United States	1,766	86,569
	Erie Indemnity Co., A	United States	3,000	498,000
	Fidelity National Financial Inc.	United States	1,930	87,526
	RenaissanceRe Holdings Ltd.	United States	540	105,851

				1,355,525

	Materials 3.5%
	Air Products and Chemicals Inc.	United States	15,822	3,718,012
	Alamos Gold Inc., A	Canada	83,100	500,262
	Albemarle Corp.	United States	21,500	1,570,360
a	Axalta Coating Systems Ltd.	United States	21,685	659,224
	Celanese Corp.	United States	9,616	1,183,922
	Eastman Chemical Co.	United States	2,680	212,417
	Ecolab Inc.	United States	10,021	1,933,953
	International Flavors & Fragrances Inc.	United States	2,716	350,418
	Johnson Matthey PLC	United Kingdom	29,607	1,174,821
	Koninklijke DSM NV	Netherlands	20,000	2,604,007
	Linde PLC	United Kingdom	14,985	3,190,307
	Lotte Chemical Corp.	South Korea	4,020	778,969
	LyondellBasell Industries NV, A	United States	10,246	968,042
	Martin Marietta Materials Inc.	United States	2,563	716,717
	NewMarket Corp.	United States	218	106,061
	Nucor Corp.	United States	9,120	513,274
	Packaging Corp. of America	United States	2,106	235,851
	Reliance Steel & Aluminum Co.	United States	486	58,203
	Royal Gold Inc.	United States	468	57,213
	Sonoco Products Co.	United States	2,793	172,384
	Steel Dynamics Inc.	United States	3,807	129,590
	Sumitomo Metal Mining Co. Ltd.	Japan	31,000	1,010,941
	Symrise AG	Germany	22,500	2,366,820

Annual Report	FFA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
	Umicore SA	Belgium	57,000	$2,771,686
	Valvoline Inc.	United States	2,506	53,654
	Wheaton Precious Metals Corp.	Canada	46,900	1,395,515

				28,432,623

	Media & Entertainment 2.1%
a	Alphabet Inc., A	United States	2,146	2,874,331
a	AMC Networks Inc., A	United States	1,033	40,803
	Ascential PLC	United Kingdom	467,885	2,427,947
a	Baidu Inc., ADR	China	7,800	985,920
	Cable One Inc.	United States	430	640,042
	Cinemark Holdings Inc.	United States	1,767	59,813
	Comcast Corp., A	United States	36,932	1,660,832
	CyberAgent Inc.	Japan	65,000	2,281,804
a	Facebook Inc., A	United States	11,928	2,448,222
a	IAC/InterActiveCorp.	United States	2,007	499,964
	The Interpublic Group of Cos. Inc.	United States	7,664	177,038
	John Wiley & Sons Inc., A	United States	1,300	63,076
a	Match Group Inc.	United States	1,273	104,526
	Omnicom Group Inc.	United States	6,087	493,169
	SES SA, IDR	Luxembourg	64,135	899,052
	The Walt Disney Co.	United States	11,212	1,621,592

				17,278,131

	Pharmaceuticals, Biotechnology & Life Sciences 5.3%
	AbbVie Inc.	United States	24,677	2,184,902
	Agilent Technologies Inc.	United States	8,185	698,262
	Amgen Inc.	United States	12,459	3,003,491
	Astellas Pharma Inc., ADR	Japan	30,200	514,306
	AstraZeneca PLC, ADR	United Kingdom	13,014	648,878
	Bayer AG	Germany	22,776	1,859,724
a	Biogen Inc.	United States	4,687	1,390,774
	Bristol-Myers Squibb Co.	United States	24,680	1,584,209
a	Bristol-Myers Squibb Co., rts., 2/01/49	United States	5,348	16,098
a	Catalent Inc.	United States	21,889	1,232,351
	CSL Ltd.	Australia	15,000	2,902,305
a	Elanco Animal Health Inc.	United States	9,587	282,337
	Eli Lilly & Co.	United States	7,962	1,046,446
a	Exelixis Inc.	United States	6,973	122,864
	Gilead Sciences Inc.	United States	25,158	1,634,767
a	GW Pharmaceuticals PLC, ADR	United Kingdom	1,426	149,103
	Hikma Pharmaceuticals PLC	United Kingdom	100,000	2,636,980
a	Illumina Inc.	United States	3,446	1,143,176
	Johnson & Johnson	United States	26,805	3,910,045
	Merck & Co. Inc.	United States	22,588	2,054,379
	Merck KGaA	Germany	7,936	937,597
a	Mettler-Toledo International Inc.	United States	3,555	2,820,110
a	Neurocrine Biosciences Inc.	United States	3,209	344,935

FFA-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Pharmaceuticals, Biotechnology & Life Sciences (continued)
	Pfizer Inc.	United States	63,147	$2,474,099
a	PTC Therapeutics Inc.	United States	2,600	124,878
a	Reata Pharmaceuticals Inc.	United States	700	143,101
a	Regeneron Pharmaceuticals Inc.	United States	588	220,782
	Roche Holding AG	Switzerland	3,897	1,264,567
	Sanofi	France	10,624	1,067,758
	Santen Pharmaceutical Co. Ltd.	Japan	115,000	2,207,407
	Takeda Pharmaceutical Co. Ltd., ADR	Japan	84,900	1,675,077
a	Waters Corp.	United States	3,896	910,300

				43,206,008

	Real Estate 1.4%
	American Tower Corp.	United States	5,854	1,345,366
	CK Asset Holdings Ltd.	Hong Kong	186,630	1,347,219
	Crown Castle International Corp.	United States	7,085	1,007,133
	EPR Properties	United States	2,075	146,578
	Equinix Inc.	United States	1,198	699,273
	Gaming and Leisure Properties Inc.	United States	4,956	213,356
	Kimco Realty Corp.	United States	9,753	201,985
	Mitsui Fudosan Co. Ltd.	Japan	41,700	1,025,281
	National Retail Properties Inc.	United States	4,982	267,135
	OMEGA Healthcare Investors Inc.	United States	6,174	261,469
	Public Storage	United States	4,964	1,057,133
	Realty Income Corp.	United States	9,040	665,615
	Simon Property Group Inc.	United States	6,987	1,040,783
	Spirit Realty Capital Inc.	United States	2,899	142,573
	STORE Capital Corp.	United States	5,345	199,048
	Swire Pacific Ltd., A	Hong Kong	45,600	423,680
	Ventas Inc.	United States	5,956	343,899
	VEREIT Inc.	United States	28,432	262,712
	WP Carey Inc.	United States	3,655	292,546

				10,942,784

	Retailing 3.3%
a	Alibaba Group Holding Ltd., ADR	China	3,245	688,264
a	Amazon.com Inc.	United States	2,238	4,135,466
a	AutoZone Inc.	United States	544	648,073
	Best Buy Co. Inc.	United States	7,259	637,340
a	boohoo Group PLC	United Kingdom	690,000	2,722,420
a	Booking Holdings Inc.	United States	307	630,495
a	Burlington Stores Inc.	United States	506	115,383
	Dick’s Sporting Goods Inc.	United States	2,306	114,124
	Dollar General Corp.	United States	6,350	990,473
	Expedia Group Inc.	United States	2,351	254,237
	Foot Locker Inc.	United States	4,007	156,233
	The Gap Inc.	United States	7,717	136,437
	Genuine Parts Co.	United States	4,077	433,100
	The Home Depot Inc.	United States	6,374	1,391,954

Annual Report	FFA-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Retailing (continued)
	Kingfisher PLC	United Kingdom	219,553	$631,008
	Kohl’s Corp.	United States	5,312	270,646
	L Brands Inc.	United States	7,263	131,606
	Lowe’s Cos. Inc.	United States	4,200	502,992
	Macy’s Inc.	United States	9,207	156,519
a	MercadoLibre Inc.	Argentina	3,900	2,230,566
	Nordstrom Inc.	United States	3,423	140,103
a	O’Reilly Automotive Inc.	United States	2,303	1,009,313
	Penske Automotive Group Inc.	United States	707	35,506
	Pool Corp.	United States	1,044	221,725
	Ross Stores Inc.	United States	24,299	2,828,890
	Seria Co. Ltd.	Japan	7,600	207,702
	Target Corp.	United States	16,841	2,159,185
	Tiffany & Co.	United States	4,900	654,885
	The TJX Cos. Inc.	United States	22,989	1,403,708
	Tractor Supply Co.	United States	3,601	336,477
a	Ulta Beauty Inc.	United States	1,743	441,223
a	Urban Outfitters Inc.	United States	2,199	61,066
	Williams-Sonoma Inc.	United States	2,642	194,028

				26,671,147

	Semiconductors & Semiconductor Equipment 2.9%
	Analog Devices Inc.	United States	17,200	2,044,048
	Applied Materials Inc.	United States	24,271	1,481,502
	ASML Holding NV, N.Y. shs	Netherlands	4,222	1,249,459
	Infineon Technologies AG	Germany	135,000	3,074,848
	Intel Corp.	United States	24,208	1,448,849
	KLA Corp.	United States	4,277	762,033
	Lam Research Corp.	United States	3,869	1,131,295
	Maxim Integrated Products Inc.	United States	7,553	464,585
	Monolithic Power Systems	United States	2,900	516,258
	NVIDIA Corp.	United States	3,387	796,961
	NXP Semiconductors NV	Netherlands	14,297	1,819,436
	QUALCOMM Inc.	United States	9,599	846,920
	Skyworks Solutions Inc.	United States	5,654	683,455
	Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	153,000	1,693,123
	Texas Instruments Inc.	United States	36,445	4,675,529
	Xilinx Inc.	United States	7,178	701,793

				23,390,094

	Software & Services 6.8%
	Accenture PLC, A	United States	18,687	3,934,922
a	Adobe Inc.	United States	877	289,243
a	Adyen NV	Netherlands	3,501	2,870,050
	Amdocs Ltd.	United States	4,013	289,698
a	Aspen Technology Inc.	United States	1,261	152,493
a	Atlassian Corp. PLC	United States	900	108,306
a	Autodesk Inc.	United States	5,142	943,351

FFA-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Software & Services (continued)
	Automatic Data Processing Inc.	United States	12,815	$2,184,958
	AVEVA Group PLC	United Kingdom	21,000	1,294,994
	Booz Allen Hamilton Holding Corp.	United States	1,799	127,963
	Broadridge Financial Solutions Inc.	United States	3,465	428,066
a	Cadence Design Systems Inc.	United States	3,830	265,649
	Citrix Systems Inc.	United States	1,818	201,616
	Cognizant Technology Solutions Corp., A	United States	11,134	690,531
a	CyberArk Software Ltd.	Israel	15,000	1,748,700
	International Business Machines Corp.	United States	10,451	1,400,852
a	InterXion Holding NV	Netherlands	26,000	2,179,122
	Intuit Inc.	United States	11,913	3,120,372
	Jack Henry & Associates Inc.	United States	2,222	323,679
	Keywords Studios PLC	Ireland	127,000	2,519,713
	Mastercard Inc., A	United States	13,875	4,142,936
	Microsoft Corp.	United States	61,073	9,631,212
	Paychex Inc.	United States	10,204	867,952
a	PTC Inc.	United States	8,021	600,693
	The Sage Group PLC	United Kingdom	280,000	2,777,636
a	salesforce.com Inc.	United States	3,653	594,124
	SAP SE	Germany	19,000	2,563,724
a	ServiceNow Inc.	United States	6,455	1,822,376
a	Shopify Inc., A	Canada	7,000	2,783,060
a	Twilio Inc., A	United States	2,562	251,793
a	Tyler Technologies Inc.	United States	1,096	328,822
a	VeriSign Inc.	United States	2,859	550,872
	Visa Inc., A	United States	13,484	2,533,644
a	Workday Inc., A	United States	3,620	595,309

				55,118,431

	Technology Hardware & Equipment 2.2%
	Amphenol Corp., A	United States	5,833	631,306
	Apple Inc.	United States	25,462	7,476,916
	Cisco Systems Inc.	United States	50,098	2,402,700
	Cognex Corp.	United States	2,687	150,580
a	F5 Networks Inc.	United States	1,900	265,335
	HP Inc.	United States	47,342	972,878
a	Keysight Technologies Inc.	United States	4,162	427,146
	Motorola Solutions Inc.	United States	4,272	688,390
	NetApp Inc.	United States	6,367	396,346
	Samsung Electronics Co. Ltd.	South Korea	52,005	2,510,298
	TE Connectivity Ltd.	United States	12,149	1,164,360
a	Trimble Inc.	United States	17,458	727,824
	Ubiquiti Inc.	United States	298	56,316
a	ViaSat Inc.	United States	4,447	325,498

				18,195,893

Annual Report	FFA-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Telecommunication Services 0.8%
	AT&T Inc.	United States	37,596	$1,469,252
	China Mobile Ltd.	China	166,320	1,398,042
	Singapore Telecommunications Ltd.	Singapore	260,600	652,856
	Telefonica Deutschland Holding AG	Germany	99,448	288,183
	Verizon Communications Inc.	United States	23,329	1,432,401
	Vodafone Group PLC	United Kingdom	824,215	1,602,078

				6,842,812

	Transportation 2.0%
	A.P. Moeller-Maersk AS, B	Denmark	515	742,604
	Alaska Air Group Inc.	United States	24,235	1,641,921
	C.H. Robinson Worldwide Inc.	United States	4,222	330,160
	Canadian National Railway Co.	Canada	6,314	571,101
	Canadian Pacific Railway Ltd.	Canada	3,272	834,196
	Delta Air Lines Inc.	United States	16,077	940,183
	DSV Panalpina A/S	Denmark	21,500	2,477,443
	Expeditors International of Washington Inc.	United States	4,782	373,092
	J.B. Hunt Transport Services Inc.	United States	5,801	677,441
	Kansas City Southern	United States	4,795	734,402
	Landstar System Inc.	United States	1,060	120,702
a	Lyft Inc., A	United States	1,925	82,814
	Norfolk Southern Corp.	United States	1,800	349,434
	Old Dominion Freight Line Inc.	United States	501	95,080
	Southwest Airlines Co.	United States	14,008	756,152
a	Uber Technologies Inc.	United States	4,538	134,960
	Union Pacific Corp.	United States	21,021	3,800,387
	United Parcel Service Inc., B	United States	16,177	1,893,680

				16,555,752

	Utilities 1.8%
	Alliant Energy Corp.	United States	5,988	327,663
	Ameren Corp.	United States	4,173	320,486
	American Electric Power Co. Inc.	United States	3,548	335,321
	American Water Works Co. Inc.	United States	4,619	567,444
	Atmos Energy Corp.	United States	2,942	329,092
	Consolidated Edison Inc.	United States	8,367	756,963
	Dominion Energy Inc.	United States	10,618	879,383
	DTE Energy Co.	United States	5,118	664,675
	E.ON SE	Germany	89,716	958,229
	Evergy Inc.	United States	4,028	262,183
	Eversource Energy	United States	7,424	631,560
	Exelon Corp.	United States	24,694	1,125,799
	Hawaiian Electric Industries Inc.	United States	2,856	133,832
a	Korea Electric Power Corp.	South Korea	26,869	646,163
	NextEra Energy Inc.	United States	9,408	2,278,241
	OGE Energy Corp.	United States	5,155	229,243
	PPL Corp.	United States	13,039	467,839
	Public Service Enterprise Group Inc.	United States	14,881	878,723

FFA-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
	Sempra Energy	United States	2,018		$305,687
	The Southern Co.	United States	18,720		1,192,464
	Veolia Environnement SA	France	34,604		920,106
	Xcel Energy Inc.	United States	3,771		239,421

					14,450,517

	Total Common Stocks and Other Equity Interests (Cost $427,888,694)				464,956,087

	Management Investment Companies (Cost $35,760,635) 4.1%
	Diversified Financials 4.1%
b	Templeton Global Bond VIP Fund, Class 1	United States	1,978,021		33,013,162

			Principal Amount*

	Corporate Bonds 12.3%
	Banks 2.4%
c	Akbank T.A.S., senior note, 144A, 5.125%, 3/31/25	Turkey	200,000		196,185
	Bank of America Corp., sub. bond, 4.183%, 11/25/27	United States	2,240,000		2,428,111
	Barclays PLC, senior note, 3.932% to 5/07/24, FRN thereafter, 5/07/25	United Kingdom	800,000		840,876
d	BDO Unibank Inc., senior note, Reg S, 2.95%, 3/06/23	Philippines	200,000		202,152
c	BPCE SA,
	sub. note, 144A, 5.15%, 7/21/24	France	1,000,000		1,097,665
	sub. note, 144A, 4.875%, 4/01/26	France	500,000		550,845
	Citigroup Inc., senior note, 3.352% to 4/24/24, FRN thereafter, 4/24/25	United States	2,300,000		2,393,559
	Credit Suisse Group Funding Guernsey Ltd., senior note, 3.80%, 9/15/22	Switzerland	2,300,000		2,394,165
	JPMorgan Chase & Co., senior bond, 3.54% to 5/01/27, FRN thereafter, 5/01/28	United States	1,350,000		1,433,852
d	Realkredit Danmark A/S,
	secured bond, Reg S, 1.00%, 4/01/27	Denmark	2,530,000	DKK	402,838
	senior bond, 10F, Reg S, 1.00%, 4/01/29	Denmark	2,000,000	DKK	318,700
	Regions Financial Corp., senior note, 3.80%, 8/14/23	United States	1,310,000		1,386,719
c	Standard Chartered PLC, senior note, 144A, 4.05%, 4/12/26	United Kingdom	1,500,000		1,598,136
	Truist Financial Corp., sub. bond, 3.875%, 3/19/29	United States	2,000,000		2,169,201
e	Wells Fargo Bank NA, senior note, FRN, 2.082%, (3-month USD LIBOR + 0.65%), 9/09/22	United States	1,700,000		1,702,953

					19,115,957

	Capital Goods 0.5%
c	Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	200,000		201,417
	Caterpillar Financial Services Corp., senior note, I, 2.65%, 5/17/21	United States	1,500,000		1,517,303
	General Electric Co.,
	senior bond, 3.10%, 1/09/23	United States	500,000		510,872
	senior bond, 4.125%, 10/09/42	United States	103,000		106,041

Annual Report	FFA-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*		Value

	Corporate Bonds (continued)
	Capital Goods (continued)
c	Harsco Corp., senior note, 144A, 5.75%, 7/31/27	United States	200,000		$213,759
	Lockheed Martin Corp., senior bond, 3.55%, 1/15/26	United States	500,000		536,321
	United Technologies Corp., senior bond, 4.50%, 6/01/42	United States	800,000		958,167
c	Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	200,000		215,417

					4,259,297

	Commercial & Professional Services 0.1%
c	Ashtead Capital Inc., secured note, second lien, 144A, 4.125%, 8/15/25	United Kingdom	850,000		875,500
c	Intrado Corp., senior note, 144A, 8.50%, 10/15/25	United States	300,000		240,750

					1,116,250

	Consumer Services 0.2%
	Marriott International Inc., senior note, 3.60%, 4/15/24	United States	1,100,000		1,158,420
c	Stars Group Holdings BV/Stars Group U.S. Co-Borrower LLC, senior note, 144A, 7.00%, 7/15/26	Canada	100,000		108,560
c	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.25%, 5/15/27	United States	200,000		212,750

					1,479,730

	Diversified Financials 1.1%
	Capital One Financial Corp, senior note, 3.20%, 1/30/23	United States	200,000		205,635
	Capital One Financial Corp., senior note, 3.75%, 3/09/27	United States	1,100,000		1,173,063
	DY9 Leasing LLC, secured bond, 2.372%, 3/19/27	United States	722,826		732,922
c	FirstCash Inc., senior note, 144A, 5.375%, 6/01/24	United States	200,000		207,583
	The Goldman Sachs Group Inc., senior note, 3.50%, 1/23/25	United States	1,900,000		1,993,254
	Jyske Realkredit A/S, secured note, 1.00%, 4/01/26	Denmark	2,220,000	DKK	353,378
	Morgan Stanley, senior bond, 3.591% to 7/22/27, FRN thereafter, 7/22/28	United States	1,800,000		1,913,162
	Private Export Funding Corp., secured bond, 2.80%, 5/15/22	United States	1,600,000		1,637,462
d	TNB Global Ventures Capital Bhd., senior note, Reg S, 3.244%, 10/19/26	Malaysia	300,000		301,824
c	UBS Group AG, senior note, 144A, 4.125%, 9/24/25	Switzerland	700,000		761,388

					9,279,671

	Energy 1.7%
c	Aker BP ASA, senior note, 144A, 4.75%, 6/15/24	Norway	200,000		207,998
	Baker Hughes a GE Co. LLC/Baker Hughes Co-obligator Inc., senior bond, 4.08%, 12/15/47	United States	900,000		921,677
c	California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	100,000		44,500
	Canadian Natural Resources Ltd., senior bond, 3.90%, 2/01/25	Canada	1,350,000		1,439,352
	Cheniere Corpus Christi Holdings LLC, senior secured note, first lien, 5.875%, 3/31/25	United States	200,000		225,309
	Cheniere Energy Partners LP, senior secured note, first lien, 5.25%, 10/01/25	United States	200,000		208,916
	Enable Midstream Partners LP, senior bond, 4.95%, 5/15/28	United States	300,000		303,777
	Energy Transfer Operating LP, senior bond, 6.05%, 6/01/41	United States	700,000		789,969
	Enterprise Products Operating LLC, senior bond, 6.125%, 10/15/39	United States	700,000		915,125
	Kinder Morgan Inc., senior bond, 5.55%, 6/01/45	United States	800,000		957,705
	MPLX LP, senior bond, 5.50%, 2/15/49	United States	425,000		482,152
	Murphy Oil USA Inc., senior bond, 4.75%, 9/15/29	United States	100,000		105,792
	Occidental Petroleum Corp., senior note, 2.60%, 8/13/21	United States	700,000		705,276

FFA-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)
	Energy (continued)
	Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	200,000	$196,500
	Reliance Industries Ltd., senior note, 2.06%, 1/15/26	United States	812,500	816,776
c	Schlumberger Holdings Corp., senior note, 144A, 3.75%, 5/01/24	United States	1,800,000	1,896,605
	Total Capital International SA, senior note, 3.455%, 2/19/29	France	670,000	726,019
	TransCanada PipeLines Ltd., senior bond, 4.875%, 5/15/48	Canada	200,000	236,062
	Valero Energy Corp., senior bond, 4.00%, 4/01/29	United States	1,000,000	1,079,149
	The Williams Cos. Inc.,
	senior bond, 4.125%, 11/15/20	United States	1,350,000	1,366,221
	senior bond, 4.85%, 3/01/48	United States	320,000	349,845

				13,974,725

	Food & Staples Retailing 0.3%
c	Cencosud SA, senior note, 144A, 4.375%, 7/17/27	Chile	300,000	296,308
c	CK Hutchison International 19 Ltd., senior note, 144A, 3.25%, 4/11/24	Hong Kong	1,275,000	1,308,840
	The Kroger Co., senior bond, 5.40%, 1/15/49	United States	550,000	670,912
	Walgreens Boots Alliance Inc., senior note, 3.80%, 11/18/24	United States	500,000	520,073

				2,796,133

	Food, Beverage & Tobacco 0.7%
	Anheuser-Busch InBev Worldwide Inc., senior bond, 5.80%, 1/23/59	Belgium	335,000	456,616
	Bunge Ltd. Finance Corp., senior note, 4.35%, 3/15/24	United States	700,000	735,266
	Coca-Cola Femsa SAB de CV, senior note, 3.875%, 11/26/23	Mexico	1,100,000	1,163,451
c	Imperial Brands Finance PLC,
	senior note, 144A, 4.25%, 7/21/25	United Kingdom	585,000	617,248
	senior note, 144A, 3.50%, 7/26/26	United Kingdom	300,000	301,554
	Kraft Heinz Foods Co., senior bond, 3.00%, 6/01/26	United States	850,000	850,031
	Reynolds American Inc., senior bond, 5.85%, 8/15/45	United Kingdom	650,000	745,190
	Tyson Foods Inc., senior bond, 5.10%, 9/28/48	United States	690,000	867,494

				5,736,850

	Health Care Equipment & Services 0.6%
	Abbott Laboratories, senior bond, 3.75%, 11/30/26	United States	450,000	491,749
	Anthem Inc., senior bond, 5.10%, 1/15/44	United States	600,000	717,161
c	Centene Corp., senior note, 144A, 4.25%, 12/15/27	United States	200,000	206,120
	CHS/Community Health Systems Inc., senior secured note, first lien, 6.25%, 3/31/23	United States	100,000	101,750
c	Cigna Corp., senior note, 144A, 3.05%, 10/15/27	United States	850,000	862,453
	CVS Health Corp., senior bond, 5.30%, 12/05/43	United States	1,050,000	1,252,572
	HCA Inc., senior secured bond, first lien, 4.50%, 2/15/27	United States	583,000	629,019
c	MEDNAX Inc., senior note, 144A, 6.25%, 1/15/27	United States	200,000	205,505

				4,466,329

	Household & Personal Products 0.0%†
	Avon Products Inc., senior bond, 7.00%, 3/15/23	United Kingdom	260,000	283,481

	Insurance 0.7%
	Aflac Inc., senior bond, 4.75%, 1/15/49	United States	700,000	851,333
	The Allstate Corp., senior bond, 4.20%, 12/15/46	United States	700,000	805,358
	Marsh & McLennan Cos. Inc., senior note, 3.875%, 3/15/24	United States	2,000,000	2,133,164
	MetLife Inc., junior sub. bond, 6.40%, 12/15/66	United States	700,000	858,617

Annual Report	FFA-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)
	Insurance (continued)
c	Metropolitan Life Global Funding I, secured note, 144A, 3.60%, 1/11/24	United States	1,220,000	$1,290,691

				5,939,163

	Materials 0.4%
c	Braskem Netherlands Finance BV, senior bond, 144A, 4.50%, 1/31/30	Brazil	300,000	298,170
c	Glencore Funding LLC, senior note, 144A, 4.625%, 4/29/24	Switzerland	1,350,000	1,434,915
	International Paper Co., senior bond, 3.80%, 1/15/26	United States	300,000	320,119
c	Mauser Packaging Solutions Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	200,000	197,998
c	New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	100,000	92,773
c	OI European Group BV, senior note, 144A, 4.00%, 3/15/23	United States	150,000	151,562
c	Plastipak Holdings Inc., senior note, 144A, 6.25%, 10/15/25	United States	200,000	172,992
c	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	200,000	192,832

				2,861,361

	Media & Entertainment 0.5%
c	CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 144A, 5.00%, 2/01/28	United States	100,000	105,117
	Charter Communications Operating LLC/Charter Communications Operating Capital, senior secured note, first lien, 4.50%, 2/01/24	United States	700,000	753,242
	Comcast Corp., senior bond, 4.049%, 11/01/52	United States	1,350,000	1,515,644
c	CSC Holdings LLC, senior bond, 144A, 5.375%, 2/01/28	United States	300,000	320,572
c	Diamond Sports Group LLC/Diamond Sports Finance Co., first lien, 144A, 5.375%, 8/15/26	United States	200,000	202,685
c	Fox Corp., senior bond, 144A, 5.476%, 1/25/39	United States	420,000	513,573
c	Tencent Holdings Ltd., senior note, 144A, 3.595%, 1/19/28	China	900,000	939,966

				4,350,799

	Pharmaceuticals, Biotechnology & Life Sciences 0.6%
c	AbbVie Inc.,
	senior bond, 144A, 4.25%, 11/21/49.	United States	370,000	391,068
	senior note, 144A, 2.95%, 11/21/26	United States	200,000	203,299
	Allergan Funding SCS, senior bond, 4.85%, 6/15/44	United States	550,000	598,716
	AstraZeneca PLC, senior bond, 4.375%, 11/16/45	United Kingdom	1,000,000	1,179,675
c	Bausch Health Cos. Inc., senior bond, 144A, 6.125%, 4/15/25	United States	200,000	207,063
	Biogen Inc., senior bond, 5.20%, 9/15/45	United States	700,000	844,242
c	Bristol-Myers Squibb Co., senior bond, 144A, 4.625%, 5/15/44	United States	600,000	727,012
	Gilead Sciences Inc., senior bond, 4.80%, 4/01/44	United States	700,000	840,108

				4,991,183

	Real Estate 0.1%
	Simon Property Group LP, senior note, 3.375%, 12/01/27	United States	780,000	828,926

	Retailing 0.3%
	Alibaba Group Holding Ltd., senior bond, 4.20%, 12/06/47	China	800,000	887,435
	AutoZone Inc., senior note, 3.75%, 4/18/29	United States	500,000	529,429
	Dollar Tree Inc., senior note, 4.00%, 5/15/25	United States	450,000	481,340
c	Party City Holdings Inc., senior note, 144A, 6.625%, 8/01/26	United States	200,000	141,465

				2,039,669

FFA-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)
	Software & Services 0.4%
	Fiserv Inc., senior bond, 3.50%, 7/01/29	United States	630,000	$662,555
	Microsoft Corp., senior note, 2.65%, 11/03/22	United States	2,100,000	2,150,982

				2,813,537

	Telecommunication Services 0.2%
	AT&T Inc.,
	senior bond, 4.85%, 7/15/45	United States	100,000	114,323
	senior note, 3.80%, 2/15/27	United States	700,000	746,547
	Telefonica Emisiones SA, senior bond, 5.52%, 3/01/49	Spain	800,000	1,002,176

				1,863,046

	Transportation 0.3%
	CSX Corp., senior bond, 4.75%, 11/15/48	United States	800,000	969,147
	Fedex Corp., senior bond, 5.10%, 1/15/44	United States	550,000	602,964
c	Kazakhstan Temir Zholy Finance BV, senior bond, 144A, 6.95%, 7/10/42	Kazakhstan	250,000	336,283
c	Mexico City Airport Trust, senior secured bond, first lien, 144A, 5.50%, 7/31/47	Mexico	200,000	206,939
d,f	RZD Capital PLC, (Russian Railways), loan participation, senior bond, Reg S, 5.70%, 4/05/22	Russia	200,000	215,203

				2,330,536

	Utilities 1.2%
	Dominion Energy Inc., senior note, 4.25%, 6/01/28	United States	1,750,000	1,935,472
	Duke Energy Corp.,
	senior bond, 3.75%, 4/15/24	United States	350,000	370,897
	senior bond, 3.75%, 9/01/46	United States	100,000	103,292
c	Electricite de France SA, senior note, 144A, 4.50%, 9/21/28	France	1,600,000	1,778,964
c	Enel Finance International NV, senior note, 144A, 4.25%, 9/14/23	Italy	1,400,000	1,483,692
	Georgia Power Co., senior bond, 4.30%, 3/15/42	United States	1,400,000	1,534,831
	Public Service Enterprise Group Inc., senior note, 2.875%, 6/15/24	United States	1,000,000	1,022,543
c	State Grid Overseas Investment 2016 Ltd., senior note, 144A, 3.50%, 5/04/27	China	400,000	418,920
c	Talen Energy Supply LLC, senior secured note, 144A, 7.25%, 5/15/27	United States	200,000	210,810
c	Vistra Operations Co. LLC, senior secured note, first lien, 144A, 3.55%, 7/15/24	United States	510,000	516,728

				9,376,149

	Total Corporate Bonds (Cost $95,226,481)			99,902,792

e,g	Senior Floating Rate Interests 0.7%
	Capital Goods 0.1%
	Delos Finance S.A.R.L. (AerCap), New Loans, 3.695%, (3-month USD LIBOR + 1.75%), 10/06/23	Luxembourg	140,000	140,712
	Flying Fortress Holdings LLC (ILFC), New Loan, 3.695%, (3-month USD LIBOR + 1.75%), 10/30/22	United States	93,334	93,807
	Navistar Inc., Tranche B Term Loan, 5.24%, (1-month USD LIBOR + 3.50%), 11/06/24	United States	298,481	298,108
	Resideo Funding Inc., Tranche B Term Loan, 4.20%, (3-month USD LIBOR + 2.25%), 10/25/25	United States	198,496	197,628

				730,255

Annual Report	FFA-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

	Country/ Organization	Principal Amount*	Value

[e,g] Senior Floating Rate Interests (continued)
Commercial & Professional Services 0.1%
Nielsen Finance LLC, Class B-4 Term Loans, 3.71%, (1-month USD LIBOR + 2.00%), 10/04/23	United States	198,980	$199,947
[h,i] Pitney Bowes Inc., Term Loan B, TBD, 1/15/25	United States	100,000	99,094
[h] Prime Security Services Borrower LLC, Term B-1, 4.944%, (1-month USD LIBOR + 3.25%), 9/12/26	United States	625,000	627,430
United Rentals North America Inc., Initial Term Loans, 3.549%, (1-month USD LIBOR + 1.75%), 10/31/25	United States	198,492	200,017

			1,126,488

Consumer Services 0.1%
Avis Budget Car Rental LLC, Tranche B Term Loans, 3.80%, (1-month USD LIBOR + 2.00%), 2/13/25	United States	198,481	199,877
Equinox Holdings Inc., Term B-1 Loans, 4.799%, (1-month USD LIBOR + 3.00%), 3/08/24	United States	199,490	200,694
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (Yum Brands), Term Loan B, 3.495%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	198,485	199,415
NASCAR Holdings Inc., Initial Term Loans, 4.495%, (1-month USD LIBOR + 2.75%), 10/18/26	United States	260,453	263,587

			863,573

Energy 0.0%†
Buckeye Partners LP, Initial Term Loans, 4.441%, (1-month USD LIBOR + 2.75%), 11/01/26	United States	300,000	302,937

Food & Staples Retailing 0.1%
Aramark Corp.,
U.S. Term B-3 Loan, 3.549%, (1-month USD LIBOR + 1.75%), 3/11/25	United States	200,000	201,094
[h,i] U.S. Term B-4 Loan, TBD, 12/31/26	United States	460,000	463,018
US Foods Inc., Term Loan B, 3.549%, (1-month USD LIBOR + 1.75%), 6/27/23	United States	198,972	199,896

			864,008

Food, Beverage & Tobacco 0.0%†
[h] JBS USA Lux SA, New Term Loans, 3.799%, (1-month USD LIBOR + 2.00%), 5/01/26	United States	44,119	44,485

Health Care Equipment & Services 0.0%†
[h] HCA Inc., Term Loan B13, 3.549%, (1-month USD LIBOR + 1.75%), 3/18/26	United States	198,492	199,857

Media & Entertainment 0.1%
Charter Communications Operating LLC (CCO Safari), Term B-2 Loan, 3.55%, (1-month USD LIBOR + 1.75%), 2/01/27	United States	198,987	200,495
Diamond Sports Group LLC, Term Loan, 5.03%, (1-month USD LIBOR + 3.25%), 8/24/26	United States	68,096	68,096
Gray Television Inc., Term C Loan, 4.197%, (1-month USD LIBOR + 2.50%), 1/02/26	United States	255,532	257,161

			525,752

FFA-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

	Country/ Organization	Principal Amount*		Value
[e,g] Senior Floating Rate Interests (continued)
Retailing 0.1%
[h] Bass Pro Group LLC, Initial Term Loans, 6.799%, (1-month USD LIBOR + 5.00%), 9/25/24	United States	150,000		$149,663
[h] Harbor Freight Tools USA Inc., Refinancing Loans, 4.299%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	100,000		99,656
Michaels Stores Inc., 2018 New Replacement Term B Loan, 4.292% - 4.305%, (1-month USD LIBOR + 2.50%), 1/28/23	United States	300,000		291,000

				540,319

Software & Services 0.0%†
[h,i] Infor (US) Inc. (Lawson), First Lien Term Loan, TBD, 2/01/22	United States	99,744		100,305

Telecommunication Services 0.0%†
Global Tel*Link Corp., First Lien Term Loan, 6.049%, (1-month USD LIBOR + 4.25%), 11/29/25	United States	39,699		36,275
Securus Technologies Holdings Inc., Initial Term Loan, 6.299%, (1-month USD LIBOR + 4.50%), 11/01/24	United States	29,771		22,180

				58,455

Transportation 0.1%
Air Canada, New Term Loans, 3.514%, (1-month USD LIBOR + 1.75%), 10/06/23	Canada	198,658		200,145
XPO Logistics Inc., Refinanced Term Loan, 3.799%, (1-month USD LIBOR + 2.00%), 2/24/25	United States	200,000		201,084

				401,229

Total Senior Floating Rate Interests (Cost $5,730,039)				5,757,663

Foreign Government and Agency Securities 1.1%
[c] Angolan Government International Bond, senior note, 144A, 8.25%, 5/09/28	Angola	550,000		595,489
[d] Banque Centrale de Tunisie International Bond, senior note, Reg S, 5.625%, 2/17/24	Tunisia	550,000	EUR	614,901
[c] Banque Ouest Africaine de Developpement, senior note, 144A, 5.00%, 7/27/27	Supranational[j]	300,000		318,750
[c] Dominican Republic, senior note, 144A, 8.90%, 2/15/23	Dominican Republic	23,800,000	DOP	452,204
[c] Government of Belarus International Bond, senior note, 144A, 7.625%, 6/29/27	Belarus	400,000		455,974
Government of Colombia,
senior bond, 9.85%, 6/28/27	Colombia	1,000,000,000	COP	382,487
senior bond, 5.00%, 6/15/45	Colombia	300,000		349,481
[c] Government of Gabon, 144A, 6.375%, 12/12/24	Gabon	600,000		628,143
[c] Government of Indonesia, senior bond, 144A, 4.35%, 1/08/27	Indonesia	300,000		328,286
[c] Government of Iraq, 144A, 5.80%, 1/15/28	Iraq	650,000		637,891
[c] Government of Kazakhstan, senior bond, 144A, 4.875%, 10/14/44	Kazakhstan	300,000		371,427
Government of Mexico, senior note, 4.15%, 3/28/27	Mexico	600,000		643,206
Government of Peru, senior bond, 6.55%, 3/14/37	Peru	100,000		146,340
Government of South Africa, senior bond, 7.00%, 2/28/31	South Africa	8,500,000	ZAR	514,212
[c,d] Government of Spain, senior bond, 144A, Reg S, 2.70%, 10/31/48	Spain	1,065,000	EUR	1,587,654
[c] Government of Ukraine, senior bond, 144A, 7.375%, 9/25/32	Ukraine	600,000		641,530

Annual Report	FFA-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

	Country/ Organization	Principal Amount*		Value

Foreign Government and Agency Securities (continued)
[k] Government of Uruguay, senior bond, Index Linked, 3.70%, 6/26/37	Uruguay	17,102,564	UYU	$448,690

Total Foreign Government and Agency Securities (Cost $9,010,585)				9,116,665

U.S. Government and Agency Securities 4.1%
Federal Agricultural Mortgage Corp., 2.90%, 1/03/22	United States	800,000		820,212
FFCB,
3.17%, 3/07/28	United States	800,000		866,407
senior bond, 2.86%, 7/11/28	United States	800,000		848,344
FHLB, 2.625%, 9/12/25	United States	1,600,000		1,667,451
Hashemite Kingdom of Jordan Government AID Bond, senior note, 2.578%, 6/30/22	United States	800,000		812,824
Israel Government Agency for International Development Bond, 5.50%, 9/18/23	United States	1,110,000		1,254,599
Overseas Private Investment Corp., senior note, 2.12%, 3/20/24	United States	400,000		401,734
TVA, 5.88%, 4/01/36.	United States	630,000		889,181
U.S. Treasury Bond,
3.75%, 8/15/41	United States	1,090,000		1,352,240
3.125%, 2/15/42	United States	2,220,000		2,516,285
2.50%, 2/15/46	United States	840,000		856,876
3.00%, 2/15/49	United States	2,060,000		2,321,968
[k] Index Linked, 2.00%, 1/15/26	United States	518,602		576,574
[k] Index Linked, 1.75%, 1/15/28	United States	798,403		897,160
[k] Index Linked, 3.625%, 4/15/28	United States	715,946		916,081
U.S. Treasury Note,
2.375%, 8/15/24	United States	1,680,000		1,730,303
2.25%, 8/15/27	United States	2,920,000		3,000,267
2.625%, 2/15/29	United States	3,525,000		3,733,840
[k] Index Linked, 0.125%, 7/15/24	United States	1,733,967		1,744,580
[k,l] Index Linked, 0.375%, 7/15/25	United States	4,448,953		4,540,499
[k] Index Linked, 0.375%, 7/15/27	United States	1,472,734		1,502,656

Total U.S. Government and Agency Securities (Cost $32,144,955)				33,250,081

Asset-Backed Securities and Commercial Mortgage-Backed Securities 6.5%
Diversified Financials 6.5%
[c,m] Adagio CLO VIII DAC, VIII-A, B1, 144A, FRN, 1.65%, 4/15/32	Ireland	250,000	EUR	279,598
American Express Credit Account Master Trust,
[m] 2018-3, A, FRN, 2.06%, 10/15/25	United States	1,040,000		1,040,361
2019-1, A, 2.87%, 10/15/24	United States	1,160,000		1,186,238
2019-3, A, 2.00%, 4/15/25	United States	410,000		411,316
[c,m] Ares European CLO VIII BV,
8A, AR, 144A, FRN, 0.92%, 4/17/32	Netherlands	600,000	EUR	670,051
8A, BR, 144A, FRN, 1.60%, 4/17/32	Netherlands	250,000	EUR	279,285

FFA-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*		Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
c,n	Atrium XII, 12A, CR, 144A, FRN, 3.603%, (3-month USD LIBOR + 1.65%), 4/22/27	United States	1,240,000		$1,218,312
c,m	Atrium XIII, 2017-13A, A1, 144A, FRN, 3.114%, 11/21/30	United States	1,410,000		1,409,605
c,m	Avoca CLO XVII Designated Activity Co., 17A, B1R, 144A, FRN, 1.70%, 10/15/32	Ireland	250,000	EUR	279,567
c,m	Blackrock European CLO IX DAC,
	9A, A, 144A, FRN, 0.90%, 12/15/32	Ireland	500,000	EUR	558,413
	9A, B, 144A, FRN, 1.55%, 12/15/32	Ireland	250,000	EUR	279,200
c,m	BlueMountain CLO XXII Ltd., 2018-1A, B, 144A, FRN, 3.636%, 7/30/30	United States	900,000		892,737
c,m	BlueMountain EUR CLO,
	5A, A, 144A, FRN, 0.91%, 1/15/33	Ireland	600,000	EUR	672,368
	5A, B, 144A, FRN, 1.55%, 1/15/33	Ireland	250,000	EUR	280,197
c,n	BlueMountain Fuji U.S. CLO III Ltd., 2017-3A, A2, 144A, FRN, 3.151%, (3-month USD LIBOR + 1.15%), 1/15/30	United States	650,000		635,863
c	BRAVO Residential Funding Trust, 2019-1, A1C, 144A, 3.50%, 3/25/58	United States	847,965		860,073
c	BWAY Mortgage Trust, 2013-1515, C, 144A, 3.454%, 3/10/33	United States	750,000		781,677
	Capital One Multi-Asset Execution Trust,
	2015-A4, A4, 2.75%, 5/15/25	United States	380,000		388,334
	2016-A5, A5, 1.66%, 6/17/24	United States	330,000		329,003
	2019-A1, A1, 2.84%, 12/15/24	United States	750,000		765,299
c,m	Carlyle Euro CLO DAC, 2019-2A, A1A, 144A, FRN, 1.11%, 8/15/32	Ireland	350,000	EUR	395,658
c,n	Carlyle Global Market Strategies CLO Ltd.,
	2014-4RA, C, 144A, FRN, 4.901%, (3-month USD LIBOR + 2.90%), 7/15/30	United States	250,000		223,925
	2015-2A, A1R, 144A, FRN, 2.716%, (3-month USD LIBOR + 0.78%), 4/27/27	United States	897,232		895,474
c,m	Cent CLO, 2018-28A, C, 144A, FRN, 5.314%, 11/07/30	United States	750,000		723,758
c,m	CIM Trust, 2019-INV2, A3, 144A, FRN, 4.00%, 5/25/49	United States	583,917		598,397
m	Citibank Credit Card Issuance Trust,
	2017-A7, A7, FRN, 2.08%, 8/08/24	United States	130,000		130,497
	2018-A2, A2, FRN, 2.095%, 1/20/25	United States	1,280,000		1,281,124
c,m	COMM Mortgage Trust, 2014-277P, A, 144A, FRN, 3.611%, 8/10/49	United States	1,000,000		1,053,960
	Discover Card Execution Note Trust,
	2019-A1, A1, 3.04%, 7/15/24	United States	920,000		942,058
	2019-A3, A, 1.89%, 10/15/24	United States	680,000		679,251
c,n	Dryden 41 Senior Loan Fund, 2015-41A, AR, 144A, FRN, 2.956%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	1,000,000		992,450
c,n	Dryden 42 Senior Loan Fund, 2016-42A, CR, 144A, FRN, 4.051%, (3-month USD LIBOR + 2.05%), 7/15/30	United States	900,000		874,413
c,m	Euro-Galaxy III CLO BV, 2013-3A, B2ER, 144A, FRN, 1.50%, 1/17/31	Netherlands	250,000	EUR	280,382
	FHLMC Structured Agency Credit Risk Debt Notes,
	[n] 2016-DNA2, M3, FRN, 6.442%, (1-month USD LIBOR + 4.65%), 10/25/28	United States	933,071		1,005,687
	[n]2016-HQA2, M3, FRN, 6.942%, (1-month USD LIBOR + 5.15%), 11/25/28	United States	750,000		820,881
	[m]2017-DNA2, M2, FRN, 5.242%, 10/25/29	United States	1,000,000		1,066,228

Annual Report	FFA-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*		Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
	FHLMC Structured Agency Credit Risk Debt Notes, (continued)
	[n] 2017-DNA3, M2, FRN, 4.292%, (1-month USD LIBOR + 2.50%), 3/25/30	United States	1,000,000		$1,024,427
	FNMA Connecticut Avenue Securities,
	[n] 2013-C01, M2, FRN, 7.042%, (1-month USD LIBOR + 5.25%), 10/25/23	United States	786,889		869,083
	[n] 2014-C01, M2, FRN, 6.192%, (1-month USD LIBOR + 4.40%), 1/25/24	United States	950,412		1,033,584
	[n] 2014-C03, 1M2, FRN, 4.792%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	1,325,629		1,395,444
	[n] 2014-C04, 2M2, FRN, 6.792%, (1-month USD LIBOR + 5.00%), 11/25/24	United States	1,062,934		1,149,298
	[m] 2016-C02, 1M2, FRN, 7.792%, 9/25/28	United States	817,462		900,251
	[m] 2016-C04, 1M2, FRN, 6.042%, 1/25/29	United States	1,000,000		1,064,105
	[m] 2016-C05, 2M2, FRN, 6.242%, 1/25/29	United States	350,003		370,055
	[m] 2016-C06, 1M2, FRN, 6.042%, 4/25/29	United States	180,000		193,499
	[n] 2017-C01, 1M2, FRN, 5.342%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	1,000,000		1,059,120
	[m] 2017-C03, 1M2, FRN, 4.792%, 10/25/29	United States	1,000,000		1,045,587
	[m] 2017-C05, 1M2, FRN, 3.992%, 1/25/30	United States	1,000,000		1,018,011
c,m	Holland Park CLO DAC, 1A, A1RR, 144A, FRN, 0.92%, 11/14/32	Ireland	1,300,000	EUR	1,451,838
c,n	LCM XXV Ltd., 25A, B2, 144A, FRN, 3.616%, (3-month USD LIBOR + 1.65%), 7/20/30	United States	1,200,000		1,189,452
c,m	Madison Park Euro Funding VIII DAC,
	8A, ARN, 144A, FRN, 0.95%, 4/15/32	Ireland	1,100,000	EUR	1,232,498
	8A, BRN, 144A, FRN, 1.70%, 4/15/32	Ireland	300,000	EUR	336,148
c,m	Madison Park Euro Funding XIV DAC, 2014A, A1N, 144A, FRN, 1.12%, 7/15/32	Ireland	250,000	EUR	281,522
c,n	Madison Park Funding XI Ltd., 2013-11, CR, 144A, FRN, 4.134%, (3-month USD LIBOR + 2.20%), 7/23/29	United States	1,000,000		978,990
c,n	Madison Park Funding XXVI Ltd., 2017-26A, AR, 144A, FRN, 3.128%, (3-month USD LIBOR + 1.20%), 7/29/30	United States	2,350,000		2,351,081
c,m	Mill City Mortgage Loan Trust, 2018-2, A1, 144A, FRN, 3.50%, 5/25/58	United States	1,085,169		1,110,089
c,m	Neuberger Berman CLO XVIII Ltd., 2014-18A, CR2, 144A, FRN, 4.966%, 10/21/30	United States	800,000		775,056
c,m	Octagon Investment Partners 18-R Ltd., 2018-18A, A1A, 144A, FRN, 2.961%, 4/16/31	United States	1,000,000		991,520
c,m	Octagon Investment Partners 28 Ltd., 2016-1A, BR, 144A, FRN, 3.736%, 10/24/30	United States	1,200,000		1,202,676
c,n	Octagon Investment Partners XVI Ltd., 2013-1A, CR, 144A, FRN, 3.852%, (3-month USD LIBOR + 1.85%), 7/17/30	United States	850,000		812,634
c,m	Provident Funding Mortgage Trust, 2019-1, A2, 144A, FRN, 3.00%, 12/25/49	United States	319,498		321,981

FFA-32	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
c,m	Towd Point Mortgage Trust,
	2015-5, A1B, 144A, FRN, 2.75%, 5/25/55	United States	617,337	$618,380
	2018-1, A1, 144A, FRN, 3.00%, 1/25/58	United States	1,299,226	1,315,788
	2018-3, A1, 144A, FRN, 3.75%, 5/25/58	United States	980,580	1,019,423

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $52,451,707)			52,293,180

	Mortgage-Backed Securities 11.0%
	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 2.5%
o	FHLMC 15 Year, 2.50%, 12/01/34	United States	200,000	201,706
	FHLMC 30 Year, 2.50%, 10/01/49	United States	1,299,871	1,285,190
o	FHLMC 30 Year, 2.50%, 12/01/49	United States	1,050,000	1,037,685
	FHLMC 30 Year, 3.00%, 12/01/49	United States	568,164	576,345
o	FHLMC 30 Year, 3.00%, 12/01/49	United States	10,150,000	10,288,346
	FHLMC 30 Year, 4.00%, 7/01/49	United States	2,520,279	2,620,674
	FHLMC 30 Year, 4.00%, 8/01/49	United States	2,580,628	2,683,550
	FHLMC Gold 30 Year, 3.50%, 5/01/49	United States	1,633,607	1,679,875

				20,373,371

	Federal National Mortgage Association (FNMA) Fixed Rate 1.4%
	FNMA 15 Year, 2.50%, 12/01/34	United States	1,490,144	1,503,248
	FNMA 30 Year, 3.00%, 5/01/49	United States	5,448,329	5,530,308
	FNMA 30 Year, 3.00%, 10/01/49 - 12/01/49	United States	1,319,097	1,337,852
	FNMA 30 Year, 3.50%, 6/01/49	United States	2,204,490	2,265,474
	FNMA 30 Year, 4.00%, 1/01/50	United States	1,128,000	1,179,743

				11,816,625

	Government National Mortgage Association (GNMA) Fixed Rate 7.1%
	GNMA II SF 30 Year, 3.00%, 9/20/47	United States	2,676,218	2,758,072
	GNMA II SF 30 Year, 3.00%, 11/20/47 - 4/20/49	United States	1,366,960	1,405,740
	GNMA II SF 30 Year, 3.50%, 5/20/49	United States	12,598,092	12,991,760
	GNMA II SF 30 Year, 3.50%, 10/20/49	United States	12,744,821	13,180,047
	GNMA II SF 30 Year, 3.50%, 11/20/49	United States	5,608,149	5,811,006
o	GNMA II SF 30 Year, 3.50%, 12/01/49	United States	2,350,000	2,421,709
	GNMA II SF 30 Year, 3.50%, 12/20/49	United States	5,780,000	5,989,074
	GNMA II SF 30 Year, 4.00%, 11/20/49	United States	4,929,855	5,143,730
	GNMA II SF 30 Year, 4.00%, 12/20/49	United States	2,860,000	2,988,439
	GNMA II SF 30 Year, 4.50%, 5/20/49	United States	2,235,371	2,336,484
	GNMA II SF 30 Year, 5.00%, 3/20/49	United States	2,176,907	2,292,368

				57,318,429

	Total Mortgage-Backed Securities (Cost $89,128,660)			89,508,425

Annual Report	FFA-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

	Country/ Organization	Principal Amount*	Value

Municipal Bonds 1.0%
Birmingham Water Works Board Water Revenue, Senior, Refunding, 3.573%, 1/01/45	United States	530,000	$536,826
Board of Regents of the Texas A & M University System Revenue, Permanent University Fund, Refunding, 3.10%, 7/01/49	United States	355,000	346,313
Broward County Airport System Revenue, Refunding, Series C, 3.477%, 10/01/43	United States	140,000	140,738
California Health Facilities Financing Authority Revenue,
Senior, 2.934%, 6/01/32	United States	135,000	134,679
Senior, 2.984%, 6/01/33	United States	115,000	114,205
Senior, 3.034%, 6/01/34	United States	90,000	89,334
City of Austin Electric Utility System Revenue, Travis and Williamson Counties, Refunding, 6.262%, 11/15/32	United States	270,000	333,814
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue, Refunding, Series A, 4.094%, 1/15/49	United States	70,000	70,000
Gilroy USD, GO, Santa Clara County, Refunding, 3.364%, 8/01/47	United States	290,000	284,719
Greenville City School District GO, County of Darke, School Improvement, Refunding, 3.541%, 1/01/51	United States	330,000	323,750
Honolulu City and County Wastewater System Revenue, Second Bond Resolution, Refunding, Junior, Series B, 2.585%, 7/01/28	United States	50,000	50,777
Kaiser Foundation Hospitals, 3.266%, 11/01/49	United States	445,000	447,904
Massachusetts State College Building Authority Revenue, Refunding, Series C, 3.373%, 5/01/43	United States	230,000	226,900
Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Subordinated, Refunding, Series B, 3.395%, 10/15/40	United States	265,000	265,170
Metro Wastewater Reclamation District Sewer Revenue, Refunding, Series B, 3.158%, 4/01/41	United States	220,000	218,409
Metropolitan St. Louis Sewer District Wastewater System Revenue, Refunding, Series C, 3.259%, 5/01/45	United States	635,000	635,730
New Jersey State Transportation Trust Fund Authority Revenue, Transportation System, Series B, 4.131%, 6/15/42	United States	160,000	158,928
New York State Dormitory Authority Revenues, Non State Supported Debt, State University of New York Dormitory Facilities, Series B, 3.142%, 7/01/43	United States	140,000	138,988
New York State GO, Refunding, Series B, 3.20%, 2/15/39	United States	530,000	530,583
New York State Urban Development Corp. Sales Tax Revenue, Bidding Group 2, Series B, 2.97%, 3/15/34	United States	865,000	863,642
Ohio State Hospital Facility Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series G, 3.276%, 1/01/42	United States	90,000	90,584
Oregon State Department of Transportation Highway User Tax Revenue, senior lien, Refunding, Series B, 3.168%, 11/15/38	United States	175,000	174,494
Pennsylvania State Turnpike Commission Turnpike Revenue, Motor License Fund-Enhanced, Subordinate, Refunding, First Series, 3.579%, 12/01/43	United States	440,000	439,472
Regional Transportation District Sales Tax Revenue, Fastracks Project, Refunding, Series A, 3.258%, 11/01/38	United States	140,000	140,223
RWJ Barnabas Health Inc., 3.477%, 7/01/49	United States	120,000	118,515
Salt Lake City Sales and Excise Tax Revenue, Refunding, Series B, 3.102%, 4/01/38	United States	125,000	122,386
San Bernardino Community College District GO, Election of 2018, Series A-1, 3.271%, 8/01/39	United States	100,000	98,989
San Diego County Regional Transportation Commission Revenue, Refunding, 3.248%, 4/01/48	United States	105,000	105,140

FFA-34	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Municipal Bonds (continued)
p	San Francisco City and County Public Utilities Commission Water Revenue, Refunding, 3.473%, 11/01/43	United States	105,000	$104,971
	Texas State GO, Transportation Commission, Highway Improvement, Refunding, 3.211%, 4/01/44	United States	265,000	267,859
	Texas State University System Financing Revenue,
	Refunding, Series B, 2.938%, 3/15/33	United States	105,000	105,548
	Refunding, Serise B, 3.289%, 3/15/40	United States	90,000	89,138
	University of Pittsburgh of the Commonwealth System of Higher Education Revenue, Refunding, Series C, 3.005%, 9/15/41	United States	250,000	245,163
	Utah Transit Authority Sales Tax Revenue, Refunding, Series B, 3.443%, 12/15/42	United States	175,000	177,819

	Total Municipal Bonds (Cost $8,201,359)			8,191,710

	Total Investments before Short Term Investments (Cost $755,543,115)			795,989,765

			Shares

	Short Term Investments (Cost $21,473,752) 2.6%

	Money Market Funds 2.6%
b,q	Institutional Fiduciary Trust Money Market Portfolio, 1.26%	United States	21,473,752	21,473,752

	Total Investments (Cost $777,016,867) 100.8%			817,463,517
	Other Assets, less Liabilities (0.8)%			(6,888,490)

	Net Assets 100.0%			$810,575,027

Annual Report	FFA-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $62,104,962, representing 7.7% of net assets.

dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2019, the aggregate value of these securities was $3,643,272, representing 0.4% of net assets.

eThe coupon rate shown represents the rate at period end.

fSee Note 1(e) regarding loan participation notes.

gSee Note 1(g) regarding senior floating rate interests.

hSecurity purchased on a delayed delivery basis. See Note 1(c).

iA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

jA supranational organization is an entity formed by two or more central governments through international treaties.

kPrincipal amount of security is adjusted for inflation. See Note 1(i).

lA portion or all of the security has been segregated as collateral for open swap contracts. At December 31, 2019, the value of this security and/or cash pledged amounted to $370,041, representing less than 0.1% of net assets.

mAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

nThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

oSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

pSecurity purchased on a when-issued basis. See Note 1(c).

qThe rate shown is the annualized seven-day effective yield at period end.

At December 31, 2019, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Equity Contracts
S&P 500 E-Mini	Long	17	$2,746,435	3/20/20	$ 46,722

Interest Rate Contracts
Australian 3 Yr. Bond	Long	45	3,631,470	3/16/20	(19,077)
Australian 10 Yr. Bond	Long	27	2,708,278	3/16/20	(38,480)
Canada 10 Yr. Bond	Long	33	3,493,639	3/20/20	(64,847)
CME Ultra Long Term U.S. Treasury Bond	Long	22	3,996,438	3/20/20	(145,954)
Euro-BTP	Long	15	2,396,427	3/06/20	8,932
Euro-Bund	Long	3	573,588	3/06/20	(4,847)
Euro-OAT	Short	11	2,007,923	3/06/20	14,054
U.S. Treasury 2 Yr. Note	Long	8	1,724,000	3/31/20	(135)
U.S. Treasury 5 Yr. Note	Long	83	9,844,578	3/31/20	(31,231)
U.S. Treasury 10 Yr. Note	Long	15	1,926,328	3/20/20	(24,868)
U.S. Treasury 10 Yr. Note	Long	12	1,541,063	3/20/20	12,674
Ultra 10 Yr. U.S. Treasury Note	Short	21	2,954,766	3/20/20	36,721

			$26,873,120		$(257,058)

Total Futures Contracts			$29,619,555		$(210,336)

FFA-36	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

Futures Contracts (continued)

*As of period end.

At December 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Australian Dollar	JPHQ	Sell	1,100,000	$742,263	1/09/20	$—	$(29,732)
Australian Dollar	JPHQ	Sell	390,000	265,883	1/28/20	—	(7,960)
Japanese Yen	JPHQ	Buy	239,900,000	2,271,551	1/29/20	—	(60,424)
Canadian Dollar	JPHQ	Sell	430,000	323,998	1/30/20	—	(7,181)
Danish Krone	JPHQ	Sell	7,518,245	1,133,196	1/30/20	2,497	—
Euro	JPHQ	Buy	2,000,000	2,226,114	1/30/20	21,108	—
Euro	JPHQ	Sell	1,933,997	2,150,919	1/30/20	—	(22,141)
Euro	JPHQ	Sell	2,180,769	2,465,161	1/30/20	14,825	—
Mexican Peso	JPHQ	Buy	6,950,000	344,426	1/30/20	21,144	—
Norwegian Krone	JPHQ	Buy	6,740,000	748,609	1/30/20	19,370	—
Chinese Yuan Renminbi	JPHQ	Sell	5,095,000	717,687	2/24/20	—	(13,261)
Japanese Yen	JPHQ	Buy	70,500,000	663,320	3/13/20	—	(11,889)
Canadian Dollar	JPHQ	Sell	1,450,000	1,101,825	3/16/20	—	(15,059)
Euro	JPHQ	Sell	1,504,009	1,682,043	3/16/20	—	(12,704)
Norwegian Krone	JPHQ	Buy	7,680,000	857,622	3/16/20	17,541	—
Swedish Krona	JPHQ	Buy	5,530,000	564,202	3/16/20	28,384	—
Swedish Krona	JPHQ	Sell	5,530,000	581,408	3/16/20	—	(11,178)
South Korean Won	JPHQ	Sell	467,500,000	392,956	3/25/20	—	(12,549)
Turkish Lira	JPHQ	Buy	1,380,000	218,822	4/15/20	6,934	—
Indonesian Rupiah	JPHQ	Buy	4,950,000,000	345,598	6/15/20	6,240	—

Total Forward Exchange Contracts						$138,043	$(204,078)

Net unrealized appreciation (depreciation)							$(66,035)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At December 31, 2019, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name
Avon Products Inc.	(5.00)%	Quarterly	CITI	3/20/23	$260,000	$ (35,871)	$ (24,349)	$(11,522)
Contracts to Sell Protection[c,d]
Single Name
Government of Argentina	5.00%	Quarterly	CITI	12/20/21	550,000	(298,724)	(284,938)	(13,786)	CC

Annual Report	FFA-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Single Name (continued)
Government of Russia	1.00%	Quarterly	CITI	12/20/24	$300,000	$ 6,442	$ 2,958	$ 3,484	BBB-
Traded Index
[e]Citibank Bespoke Phoenix Index, Mezzanine Tranche 5-7%	2.90%	Quarterly	CITI	12/20/21	250,000	8,235	—	8,235

Total Credit Default Swap Contracts						$ (319,918)	$ (306,329)	$ (13,589)	Non- Invest- ment Grade

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying instruments.

At December 31, 2019, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts

Description	Payment Frequency	Counterparty	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Receive Floating 3-month USD LIBOR + 1.334%	Quarterly			280,000	USD
Pay Floating 3-month EUR LIBOR + 1.12%	Quarterly	CITI	7/10/21	250,000	EUR	$1,078
Receive Floating 3-month USD LIBOR + 1.305%	Quarterly			387,450	USD
Pay Floating 3-month EUR LIBOR + 1.11%	Quarterly	JPHQ	8/20/21	350,000	EUR	(3,950)
Receive Floating 3-month USD LIBOR + 1.23%	Quarterly			277,500	USD
Pay Floating 3-month EUR LIBOR + 1.07%	Quarterly	CITI	9/17/21	250,000	EUR	(2,704)
Receive Floating 3-month USD LIBOR + 1.87%	Quarterly			275,000	USD
Pay Floating 3-month EUR LIBOR + 1.70%	Quarterly	CITI	10/15/21	250,000	EUR	(4,333)
Receive Floating 3-month USD LIBOR + 1.25%	Quarterly			1,221,000	USD
Pay Floating 3-month EUR LIBOR + 1.10%	Quarterly	CITI	10/30/21	1,100,000	EUR	(8,836)
Receive Floating 3-month USD LIBOR + 1.175%	Quarterly			1,436,500	USD
Pay Floating 3-month EUR LIBOR + 1.05%	Quarterly	CITI	11/22/21	1,300,000	EUR	(19,885)
Receive Floating 3-month USD LIBOR + 1.17%	Quarterly			832,500	USD
Pay Floating 3-month EUR LIBOR + 1.05%	Quarterly	CITI	11/29/21	750,000	EUR	(8,004)
Receive Floating 3-month USD LIBOR + 1.174%	Quarterly			1,554,000	USD
Pay Floating 3-month EUR LIBOR + 1.05%	Quarterly	CITI	12/10/21	1,400,000	EUR	(15,818)

FFA-38	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

Cross-Currency Swap Contracts (continued)

Description	Payment Frequency	Counterparty	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts (continued)
Receive Floating 3-month USD LIBOR + 1.318%	Quarterly			943,500	USD
Pay Floating 3-month EUR LIBOR + 1.20%	Quarterly	CITI	12/12/21	850,000	EUR	$ (9,986)

Total Cross Currency Swap Contracts						$(72,438)

At December 31, 2019, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount*		Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Fixed 2.773%	Quarterly
Pay Floating 3-month CNY CNRR	Quarterly	8/23/24	6,300,000	CNY	$ (6,881)
Receive Fixed 2.765%	Quarterly
Pay Floating 3-month CNY CNRR	Quarterly	8/26/24	5,100,000	CNY	(5,075)
Receive Fixed 2.79%	Quarterly
Pay Floating 3-month CNY CNRR	Quarterly	8/30/24	8,000,000	CNY	(6,643)
Receive Fixed 2.745%	Quarterly
Pay Floating 3-month CNY CNRR	Quarterly	9/06/24	5,350,000	CNY	(5,995)

Total Interest Rate Swap Contracts					$(24,594)

*In U.S. dollars unless otherwise indicated.

At December 31, 2019, the Fund had the following inflation index swap contracts outstanding. See Note 1(d).

Inflation Index Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciaton (Depreciation)
Centrally Cleared Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.719%	At maturity	8/14/26	$1,950,000	$23,779

Total Inflation Index Swap Contracts				$23,779

Annual Report	FFA-39

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Allocation VIP Fund (continued)

At December 31, 2019, the Fund had the following total return swap contracts outstanding. See Note 1(d).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts

Long[a]

Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	GSCO	3/20/20	$1,400,000	$5,772

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 7 regarding other derivative information.

See Abbreviations on page FFA-59.

FFA-40	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Franklin Allocation VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$719,782,480
Cost - Non-controlled affiliates (Note 3e)	57,234,387

Value - Unaffiliated issuers	$762,976,603
Value - Non-controlled affiliates (Note 3e)	54,486,914
Cash	9,666
Foreign currency, at value (cost $1,484,347)	1,486,973
Receivables:
Investment securities sold	5,407,669
Capital shares sold	859,027
Dividends and interest	2,468,752
Deposits with brokers for:
OTC derivative contracts	120,000
Futures contracts	427,393
Centrally cleared swap contracts	97,491
Variation margin on centrally cleared swap contracts	2,878
OTC swap contracts (upfront payments $3,122)	2,958
Unrealized appreciation on OTC forward exchange contracts	138,043
Unrealized appreciation on OTC swap contracts	18,569
Other assets	1,020

Total assets	828,503,956

Liabilities:
Payables:
Investment securities purchased	16,401,222
Capital shares redeemed	238,429
Management fees	309,567
Distribution fees	205,290
Variation margin on futures contracts	50,648
OTC swap contracts (upfront receipts $341,889)	309,287
Unrealized depreciation on OTC forward exchange contracts	204,078
Unrealized depreciation on OTC swap contracts	98,824
Deferred tax	232
Accrued expenses and other liabilities	111,352

Total liabilities	17,928,929

Net assets, at value	$810,575,027

Net assets consist of:
Paid-in capital	$559,631,135
Total distributable earnings (losses)	250,943,892

Net assets, at value	$810,575,027

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-41

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2019

Franklin Allocation VIP Fund

Class 1:
Net assets, at value	$ 842,031

Shares outstanding	122,683

Net asset value and maximum offering price per share	$6.86

Class 2:
Net assets, at value	$403,039,888

Shares outstanding	59,195,689

Net asset value and maximum offering price per share	$6.81

Class 4:
Net assets, at value	$406,693,108

Shares outstanding	58,326,520

Net asset value and maximum offering price per share	$6.97

FFA-42	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Franklin Allocation VIP Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 6,596,821
Non-controlled affiliates (Note 3e)	2,820,935
Interest:
Unaffiliated issuers	6,376,180

Total investment income	15,793,936

Expenses:
Management fees (Note 3a)	2,982,491
Administrative fees (Note 3b)	272,591
Distribution fees: (Note 3c)
Class 2	1,018,907
Class 4	1,420,999
Custodian fees (Note 4)	2,841
Reports to shareholders	80,442
Registration and filing fees	3,539
Professional fees	137,856
Trustees’ fees and expenses	4,931
Other	68,609

Total expenses	5,993,206
Expenses waived/paid by affiliates (Note 3e and 3f)	(396,447)

Net expenses	5,596,759

Net investment income	10,197,177

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	2,825,588
Controlled affiliates (Note 3e)	82,811,056
Non-controlled affiliates (Note 3e)	153,778,207
Foreign currency transactions	(107,008)
Forward exchange contracts	85,073
Futures contracts	647,582
Swap contracts	(200,300)

Net realized gain (loss)	239,840,198

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	43,194,123
Controlled affiliates (Note 3e)	(56,876,879)
Non-controlled affiliates (Note 3e)	(89,868,100)
Translation of other assets and liabilities denominated in foreign currencies	10,471
Forward exchange contracts	(66,035)
Futures contracts	(210,336)
Swap contracts	(81,070)
Change in deferred taxes on unrealized appreciation	(232)

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-43

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the year ended December 31, 2019

Franklin Allocation VIP Fund
Net change in unrealized appreciation (depreciation)	$(103,898,058)

Net realized and unrealized gain (loss)	135,942,140

Net increase (decrease) in net assets resulting from operations	$146,139,317

*Foreign taxes withheld on dividends	$272,330

FFA-44	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Allocation VIP Fund

	Year Ended December 31,

	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 10,197,177	$ 26,188,755
Net realized gain (loss)	239,840,198	57,368,194
Net change in unrealized appreciation (depreciation)	(103,898,058)	(166,306,372)

Net increase (decrease) in net assets resulting from operations	146,139,317	(82,749,423)

Distributions to shareholders:
Class 1	(114,944)	(60,348)
Class 2	(41,503,915)	(24,442,861)
Class 4	(39,405,922)	(24,951,975)

Total distributions to shareholders	(81,024,781)	(49,455,184)

Capital share transactions: (Note 2)
Class 1	(205,346)	99,087
Class 2	(18,907,288)	(25,472,556)
Class 4	(20,095,745)	(68,063,868)

Total capital share transactions	(39,208,379)	(93,437,337)

Net increase (decrease) in net assets	25,906,157	(225,641,944)
Net assets:
Beginning of year	784,668,870	1,010,310,814

End of year	$ 810,575,027	$ 784,668,870

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-45

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Allocation VIP Fund

1.    Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Allocation VIP Fund (Fund) is included in this report. The Fund invests in other funds of the Trust (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The accounting policies of the Underlying Funds are outlined in their respective shareholder reports. A copy of the Underlying Funds’ shareholder reports is available on the U.S. Securities and Exchange Commission (SEC) website at sec.gov. The Underlying Funds’ shareholder reports are not covered by this report.

Effective May 1, 2019, the Fund repositioned to a direct investment fund with an actively managed dynamic allocation strategy, which involved entering into an investment management arrangement with Franklin Advisers, Inc. (Advisers) and sub-advisory arrangements with various Franklin Templeton affiliated advisers, modifying the Fund’s principal investment strategies and changing the name of the Fund from Franklin Founding Funds Allocation VIP Fund to Franklin Allocation VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a.    Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Investments in the Underlying Funds are valued at their closing NAV each trading day. Exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

FFA-46	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.    Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Annual Report	FFA-47

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

1.    Organization and Significant Accounting

Policies (continued)

c.    Securities Purchased on a When-Issued or Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d.    Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate and equity price. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

FFA-48	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into inflation index swap contracts primarily to manage and/or gain exposure to inflation risk. An inflation index swap is an agreement between the Fund and a counterparty to exchange cash flows whereby one party makes payments based on the percentage change in an index that serves as a measure of inflation and the other party makes a regular payment based on a compounded fixed rate, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC inflation index swap) or may be executed on a registered exchange (centrally cleared inflation index swap). For centrally cleared inflation index swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the

Annual Report	FFA-49

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

1.    Organization and Significant Accounting

Policies (continued)

d.    Derivative Financial Instruments (continued)

term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to credit and market risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

See Note 7 regarding other derivative information.

e.    Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f.    Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells

(or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell)

substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

g.    Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

h.    Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are

FFA-50	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

i.    Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Dividend income, capital gain distributions by Underlying Funds and ETFs are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date.

Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

j.    Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k.    Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report	FFA-51

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	12,786	$87,589	17,451	$125,360
Shares issued in reinvestment of distributions	18,101	114,944	8,536	60,348
Shares redeemed	(62,639)	(407,879)	(12,205)	(86,621)

Net increase (decrease)	(31,752)	$(205,346)	13,782	$99,087

Class 2 Shares:
Shares sold	2,057,930	$13,832,099	4,193,705	$28,329,864
Shares issued in reinvestment of distributions	6,577,483	41,503,915	3,476,936	24,442,861
Shares redeemed	(11,168,839)	(74,243,302)	(10,985,773)	(78,245,281)

Net increase (decrease)	(2,533,426)	$(18,907,288)	(3,315,132)	$(25,472,556)

Class 4 Shares:
Shares sold	973,482	$6,631,528	1,130,901	$8,277,821
Shares issued in reinvestment of distributions	6,099,988	39,405,922	3,475,205	24,951,975
Shares redeemed	(9,669,394)	(66,133,195)	(13,897,304)	(101,293,664)

Net increase (decrease)	(2,595,924)	$(20,095,745)	(9,291,198)	$(68,063,868)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment Manager
Templeton Global Advisors Limited (Global Advisors)	Investment Manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment Manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Effective May 1, 2019, the Fund pays an investment management fee to Advisers of 0.55% per year of the average daily net assets of the Fund.

Effective May 1, 2019, under a subadvisory agreement, Global Advisors and FT Institutional, affiliates of Advisers, provide subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

FFA-52	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

b. Administrative Fees

Effective May 1, 2019, under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2019, the Fund paid FT Services for administrative services. The Fund paid administrative fees of 0.10% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year		Number of Shares Held at End of Year	Dividend Income
Controlled Affiliates
Templeton Growth VIP Fund, Class 1	$259,507,605	$—	$(285,441,782)	$82,811,056	$(56,876,879)	$	—[a]	—	$—

Non-Controlled Affiliates
Franklin Income VIP Fund, Class 1	260,563,549	700,000	(290,767,442)	62,950,179	(33,446,286)		—[a]	—	—
Franklin LibertyQ U.S. Equity ETF	—	16,856,847	(17,299,761)	442,914	—		—[a]	—	61,961
Franklin Mutual Shares VIP Fund, Class 1	262,865,813	600,000	(300,176,586)	90,385,114	(53,674,341)		—[a]	—	—
Institutional Fiduciary Trust Money Market Portfolio, 1.26%	—	390,683,117	(369,209,365)	—	—		21,473,752	21,473,752	442,372
Templeton Global Bond VIP Fund, Class 1	—	35,760,635	—	—	(2,747,473)		33,013,162	1,978,021	2,316,602

Total Non-Controlled Affiliates	$523,429,362	$444,600,599	$(977,453,154)	$153,778,207	$(89,868,100)		$54,486,914		$2,820,935

Total Affiliated Securities	$782,936,967	$444,600,599	$(1,262,894,936)	$236,589,263	$(146,744,979)		$54,486,914		$2,820,935

aAs of December 31, 2019, no longer held by the fund.

Annual Report	FFA-53

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

3. Transactions with Affiliates (continued)

f.   Waiver and Expense Reimbursements

Effective May 1, 2019, Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (including acquired fund fees and expenses but excluding distribution fees, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund do not exceed 0.57%, based on the average net assets of each class until April 30, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to May 1, 2019, expenses (excluding certain fees and expenses as previously disclosed) for the Fund was limited to 0.10% based on the average net assets of the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$28,495,590	$29,280,715
Long term capital gain	52,529,191	20,174,469

	$81,024,781	$49,455,184

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$777,547,657

Unrealized appreciation	$52,899,795
Unrealized depreciation	(13,671,684)

Net unrealized appreciation (depreciation)	$39,228,111

Distributable earnings:
Undistributed ordinary income	$13,443,075
Undistributed long term capital gains	198,271,415

Total distributable earnings	$211,714,490

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses, bond discounts and premiums and wash sales.

FFA-54	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $1,374,649,700 and $1,499,095,016, respectively.

7. Other Derivative Information

At December 31, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on futures contracts	$ 72,381[a]	Variation margin on futures contracts	$329,439[a]
	Variation margin on centrally cleared swap contracts	—	Variation margin on centrally cleared swap contracts	24,594[a]
	Unrealized appreciation on OTC swap contracts	6,850	Unrealized depreciation on OTC swap contracts	73,516
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	138,043	Unrealized depreciation on OTC forward exchange contracts	204,078
Credit contracts	OTC swap contracts (upfront payments)	2,958	OTC swap contracts (upfront receipts)	309,287
	Unrealized appreciation on OTC swap contracts	11,719	Unrealized depreciation on OTC swap contracts	25,308
Equity contracts	Variation margin on futures contracts	46,722[a]	Variation margin on futures contracts	—
Inflation contracts	Variation margin on centrally cleared swap contracts	23,779[a]	Variation margin on centrally cleared swap contracts	—

Totals		$302,452		$966,222

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Futures contracts	$730,677	Futures contracts	$(257,058)
	Swap contracts	(36,832)	Swap contracts	(91,260)
Foreign exchange contracts	Forward exchange contracts	85,073	Forward exchange contracts	(66,035)
Credit contracts	Swap contracts	(163,457)	Swap contracts	(13,589)
Equity contracts	Futures contracts	(83,095)	Futures contracts	46,722
Inflation contracts	Swap contracts	(11)	Swap contracts	23,779

Totals		$532,355		$(357,441)

Annual Report	FFA-55

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

7. Other Derivative Information (continued)

For the year ended December 31, 2019, the average month end notional amount of futures contracts and swap contracts represented $34,669,291 and 10,936,893, respectively. The average month end contract value of forward exchange contracts was $7,943,334.

At December 31, 2019, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$138,043	$204,078
Swap contracts	21,527	408,111

Total	$159,570	$612,189

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At December 31, 2019, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)

Counterparty
CITI	$ 15,755	$ (15,755)	$ —	$ —	$ —
GSCO	5,772	—	—	—	5,772
JPHQ	138,043	(138,043)	—	—	—

Total	$159,570	$(153,798)	$ —	$ —	$5,772

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

At December 31, 2019, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged[a]	Cash Collateral Pledged	Net Amount (Not less than zero)

Counterparty
CITI	$404,161	$(15,755)	$(250,041)	$(120,000)	$18,365
GSCO	—	—	—	—	—
JPHQ	208,028	(138,043)	—	—	69,985

Total	$612,189	$(153,798)	$(250,041)	$(120,000)	$88,350

aSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page FFA-59.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which, matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

9. Fair Value Measurements (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments[b]	$497,969,249	$—	$—	$497,969,249
Corporate Bonds	—	99,902,792	—	99,902,792
Senior Floating Rate Interests	—	5,757,663	—	5,757,663
Foreign Government and Agency Securities	—	9,116,665	—	9,116,665
U.S. Government and Agency Securities	—	33,250,081	—	33,250,081
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	52,293,180	—	52,293,180
Mortgage-Backed Securities	—	89,508,425	—	89,508,425
Municipal Bonds	—	8,191,710	—	8,191,710
Short Term Investments	21,473,752	—	—	21,473,752

Total Investments in Securities	$519,443,001	$298,020,516	$—	$817,463,517

Other Financial Instruments:
Futures Contracts	$119,103	$—	$—	$119,103
Forward Exchange Contracts	—	138,043	—	138,043
Swap Contracts	—	42,348	—	42,348

Total Other Financial Instruments	$119,103	$180,391	$—	$299,494

Liabilities:
Other Financial Instruments:
Futures Contracts	$329,439	$—	$—	$329,439
Forward Exchange Contracts	—	204,078	—	204,078
Swap Contracts	—	123,418	—	123,418

Total Other Financial Instruments	$329,439	$327,496	$—	$656,935

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks and management investment companies as well as other equity interests.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Allocation VIP Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
CITI	Citigroup, Inc.	COP	Colombian Peso	ADR	American Depositary Receipt
GSCO	The Goldman Sachs Group, Inc.	CNY	Chinese Yuan	CLO	Collateralized Loan Obligations
JPHQ	JP Morgan Chase & Co.	DOP	Dominican Peso	CNRR	China Reverse Repo Rate
		DKK	Danish Krone	ETF	Exchange Traded Fund
		EUR	Euro	FFCB	Federal Farm Credit Bank
		USD	United States Dollar	FHLB	Federal Home Loan Bank
		UYU	Uruguayan Peso	FRN	Floating Rate Note
		ZAR	South African Rand	GO	General Obligation
				IDR	International Depository Receipt
				LIBOR	London InterBank Offered Rate
				SF	Single Family
				USD	United School District

Annual Report	FFA-59

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Allocation VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Allocation VIP Fund (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Allocation VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $52,529,191 as a long term capital gain dividend for the fiscal year ended December 31, 2019.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 12.20% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2019.

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Franklin Global Real Estate VIP Fund

This annual report for Franklin Global Real Estate VIP Fund covers the fiscal year ended December 31, 2019.

Class 1 Performance Summary as of December 31, 2019

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/19	1-Year	5-Year	10-Year
Average Annual Total Return	+22.62%	+5.23%	+8.37%

*The Fund has an expense reduction contractually guaranteed through 4/30/20. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/10–12/31/19)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the FTSE® EPRA®/NAREIT® Developed Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN GLOBAL REAL ESTATE VIP FUND

Fund Goal and Main Investments

The Fund seeks high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector, including: real estate investment trusts (REITs) and similar REIT-like entities domiciled outside the U.S.; companies qualifying under U.S. federal tax law as REITs; and companies that derive at least half of their assets or revenues from the ownership, management, development or sale of residential or commercial real estate (such as real estate operating or service companies).

What is a REIT?

A REIT is a type of real estate company that is dedicated to owning and usually operating income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. Equity REITs generally receive income from rents received, are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund concentrates in real estate securities, which involve special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Foreign investing, especially in emerging markets, involves additional risks such as currency and market volatility, as well as political and social instability. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the FTSE

Portfolio Composition

Based on Total Net Assets as of 12/31/19

EPRA/NAREIT Developed Index posted a +23.06% total return for the same period.1

Economic and Market Overview

Global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted strong returns during the reporting period. Although global economic growth slowed from 2018, interest-rate cuts from many central banks and the easing of trade tensions near period-end contributed to the generally positive environment for equities worldwide. Reflecting investor optimism and slowing but resilient economic growth, stocks advanced in every major region of the globe.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN GLOBAL REAL ESTATE VIP FUND

In the U.S., solid economic growth also supported equities, as healthy consumer spending and a strong labor market kept the economy afloat. The unemployment rate fell during the year, reaching 3.5% in September, November and December 2019, the lowest recorded unemployment rate in 50 years.2 Wages also grew, albeit at a moderate pace, and inflation remained persistently low. In addition, deficit spending by the U.S. government boosted current growth at the expense of long-term debt. Despite the strength in the consumer sector, some parts of the economy struggled, particularly heavy industry. Annual industrial production contracted late in the reporting period, manufacturing output stalled and capital spending declined.

The U.S. Federal Reserve (Fed) provided a substantial boost to equity markets early in the reporting period as it shifted to a more accommodative monetary policy. In January 2019, the Fed signaled the end of its tightening cycle and cut the federal funds rate three times thereafter, lowering it to a range of 1.50%–1.75%. Stocks responded positively to the interest-rate cuts and gained further in December 2019 after the Fed indicated it would likely leave interest rates unchanged in 2020.

Growth slowed overall in the eurozone, particularly in Germany and Italy. Germany, which is heavily reliant on exports, was adversely affected by the trade conflict between the U.S. and China and the resulting slowdown in global trade. In Italy, political uncertainty and budget concerns caused the country’s annual gross domestic product (GDP) growth to stall in 2019’s first quarter before accelerating in the second quarter. Despite sluggish economic conditions, European developed market equities, as measured by the MSCI Europe Index, posted strong returns overall, as easing trade tensions buoyed investor optimism and an electoral victory by the Conservative Party in the U.K. alleviated uncertainty surrounding Brexit. Although the European Central Bank left its headline refinancing rate unchanged, it lowered the deposit rate and restarted its bond-buying stimulus program, further supporting stocks.

Economic growth in Asia was relatively solid overall, despite slowdowns in several large emerging market countries, such as China and India. Japan’s economy grew amid the Bank of Japan’s sizable stimulus program. The trade war between the U.S. and China provided the backdrop for Asian stocks, which rose and fell in sync with investor sentiment regarding a trade deal. A phase one trade agreement between the two countries reached in December 2019 propelled Asian developed and emerging market stocks, which ultimately

Top 10 Countries

12/31/19

% of Total Net Assets
U.S.	55.1%
Japan	11.2%
U.K.	6.2%
Hong Kong	5.4%
Australia	4.6%
Germany	3.8%
Singapore	3.3%
Sweden	3.2%
France	3.1%
Canada	2.2%

ended with strong returns over the 12-month period, as measured by the MSCI All Country Asia Index.

Emerging market stocks overall experienced several sharp selloffs and subsequent rebounds throughout the reporting period before ending with gains. In aggregate, economic growth slowed somewhat from 2018 but remained solid, although there was some variation among individual countries. Many central banks in emerging markets cut interest rates throughout the reporting period which, along with resilient GDP growth, provided a supportive environment for equities. Russian stocks posted the highest returns among emerging markets as the threat of further sanctions receded and a solid fiscal environment reassured investors. Overall, global emerging markets, as measured by the MSCI Emerging Markets Index, posted robust returns for the period.1

Investment Strategy

We seek to limit price volatility by investing across markets and property types. When selecting investments for the Fund’s portfolio, we apply a “bottom-up” stock selection process that incorporates macro-level views in the evaluation process. Our portfolio construction process combines bottom-up analysis of individual stock and real estate market fundamentals and top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities.

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FRANKLIN GLOBAL REAL ESTATE VIP FUND

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s performance relative to the FTSE EPRA/NAREIT Developed Index included an overweighting and security selection in the industrial property sector, with the sector led higher with an investment in Segro.3 Segro is the largest owner of industrial warehouse property in the U.K., with further operations on the European continent. These assets have seen strong demand from tenants seeking to fulfill growth in e-commerce. Accordingly, vacancies have remained low, providing landlords such as Segro ample opportunity to push rental rate growth. The tight market conditions have also allowed Segro to execute on a robust development pipeline, driving above-average value expansion and cash flow growth. We remain favorably biased to the industrial sector on a global basis given the strong secular demand trends created by expanding e-commerce penetration.

Stock selection in the office space sector also enhanced results, driven primarily by our investment in Derwent, an owner of office properties in London.4 Amid concern about Brexit and a potential general election, development activity in London has slowed considerably, while leasing volumes have remained healthy. As a result, vacancies have tightened considerably and the market has faced a multi-year deficit of new supply, while political overhangs began to ebb at the end of the reporting period. This improving backdrop for both supply and demand has resulted in a positive reevaluation of the office property sector in the U.K. We continue to view London offices very favorably given the potential for both accelerating rental rate growth and capitalization rate compression and have expanded our position in Derwent accordingly. Other relative contributors included an underweighted investment in Macerich, an owner of U.S. regional malls. The mall subsector continues to struggle amid retailer bankruptcies and the persistent poor operating performance of department stores. Macerich, in particular, has been dealing with operational challenges, while also paying an overly burdensome dividend which we believe limits its capacity to reinvest in its property portfolio to sustain future cash flows. We remain cautious on the outlook for regional malls, particularly in cases where the owner has limited financial flexibility to adjust to the deteriorating operating environment.

Top 10 Holdings

12/31/19

Company Sector/Industry, Country	% of Total Net Assets
Prologis Inc. Industrial REITs, U.S.	4.9%
Equity Residential Residential REITs, U.S.	3.1%
AvalonBay Communities Inc. Residential REITs, U.S.	2.9%
Extra Space Storage Inc. Specialized REITs, U.S.	2.8%
Simon Property Group Inc. Retail REITs, U.S.	2.7%
Alexandria Real Estate Equities Inc. Office REITs, U.S.	2.6%
Segro PLC Industrial REITs, U.K.	2.6%
Welltower Inc. Health Care REITs, U.S.	2.5%
Realty Income Corp. Retail REITs, U.S.	2.4%
Mitsui Fudosan Co. Ltd. Diversified Real Estate Activities, Japan	2.3%

Conversely, stock selection in the residential sector detracted from relative Fund performance during the 12 month period.5 Shares of ADO, an owner of multi-family residences in Berlin, underperformed during the reporting period. During the year, the Berlin government approved an onerous series of rent-control provisions, which we believe could directly impair cash flow generation from multifamily residential properties, such as those owned by ADO. Anticipation of these proposals drove a negative reassessment of the value of apartments in Berlin and in the share price of the owners of such properties. We have therefore exited our investment in ADO due to concerns about the Berlin rent-control initiative. We are cautiously optimistic about the potential for the law to be ruled unconstitutional, although we believe the legal process will take time to play out and the uncertainties in the interim could have deleterious impacts.

Security selection and an overweighting in the diversified sector also pressured results, with the sector led lower by Hong Kong-based developers such as Swire Properties.6 Swire is a commercial landlord focused primarily on office

3.	Industrial property holdings are in industrial REITs in the SOI.
4.	Office holdings are in office REITs in the SOI.
5.	Residential holdings are in real estate operating companies and residential REITs in the SOI.
6.	Diversified holdings are in diversified real estate activities, diversified REITs, real estate development and real estate operating companies in the SOI.

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FRANKLIN GLOBAL REAL ESTATE VIP FUND

and high-end retail ownership in Hong Kong, with a small exposure to mainland China. Owners and developers of real property in Hong Kong were negatively impacted by the expanding civil unrest with Hong Kong during the reporting period. The deteriorating business outlook is weighing on demand for office space, and the significant decline in tourism and associated retail sales is a threat to rental stability in the retail portfolio. We reduced our position in Swire, and our exposure to Hong Kong generally, as the political situation worsened, and we remain cautious on the region generally.

Other significant detractors included our investment in healthcare REIT CareTrust, an owner of skilled nursing and assisted living facilities. The company had two tenants endure financial distress during the reporting period, resulting in a reduction in rental rates in one case and an outright default on rental payments in the other. The resulting reduction in cash flows drove a negative revaluation of the company. We have maintained our position in CareTrust, believing the tenant issues have largely been absorbed, although a sustained investment remains under active consideration.

Thank you for your participation in Franklin Global Real Estate VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	FGR-5

FRANKLIN GLOBAL REAL ESTATE VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/19[1,2]	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/19[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,062.60	$5.20	$1,020.16	$5.09	1.00%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Global Real Estate VIP Fund

	Year Ended December 31,

	2019	2018	2017	2016		2015

Class 1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.41	$16.96	$15.83	$15.93		$16.36

Income from investment operations[a]:

Net investment income[b]	0.29	0.33	0.17	0.30	[c]	0.24

Net realized and unrealized gains (losses)	3.15	(1.41)	1.52	(0.16)		(0.12)

Total from investment operations	3.44	(1.08)	1.69	0.14		0.12

Less distributions from:

Net investment income	(0.50)	(0.47)	(0.56)	(0.24)		(0.55)

Net realized gains	(0.36)	—	—	—		—

Total distributions	(0.86)	(0.47)	(0.56)	(0.24)		(0.55)

Net asset value, end of year	$17.99	$15.41	$16.96	$15.83		$15.93

Total return[d]	22.62%	(6.52)%	10.76%	0.81%		0.83%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.14%	1.15%	1.14%	1.11%		1.11%

Expenses net of waiver and payments by affiliates	1.04% [e]	1.15% [e]	1.14%[f]	1.11%	[f]	1.11%

Net investment income	1.66%	1.92%	1.04%	1.99%	[c]	1.49%

Supplemental data

Net assets, end of year (000’s)	$1,057	$878	$819	$821		$32,161

Portfolio turnover rate	28.34%	17.78%	22.18%	28.53%	[g]	23.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.59%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	FGR-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Global Real Estate VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016		2015

Class 2

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.00	$16.52	$15.42	$15.52		$15.95

Income from investment operations[a]:

Net investment income[b]	0.24	0.27	0.13	0.28	[c]	0.20

Net realized and unrealized gains (losses)	3.08	(1.36)	1.47	(0.19)		(0.12)

Total from investment operations	3.32	(1.09)	1.60	0.09		0.08

Less distributions from:

Net investment income	(0.46)	(0.43)	(0.50)	(0.19)		(0.51)

Net realized gains	(0.36)	—	—	—		—

Total distributions	(0.82)	(0.43)	(0.50)	(0.19)		(0.51)

Net asset value, end of year	$17.50	$15.00	$16.52	$15.42		$15.52

Total return[d]	22.37%	(6.77)%	10.47%	0.54%		0.57%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.39%	1.40%	1.39%	1.36%		1.36%

Expenses net of waiver and payments by affiliates	1.29% [e]	1.40% [e]	1.39% [f]	1.36%	[f]	1.36%

Net investment income	1.41%	1.67%	0.79%	1.74%	[c]	1.24%

Supplemental data

Net assets, end of year (000’s)	$159,153	$146,408	$183,532	$193,707		$287,473

Portfolio turnover rate	28.34%	17.78%	22.18%	28.53%	[g]	23.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.34%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FGR-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2019

Franklin Global Real Estate VIP Fund

	Country	Shares	Value

Common Stocks 99.5%

Diversified Real Estate Activities 9.3%
CapitaLand Ltd.	Singapore	735,295	$2,049,774
Mitsubishi Estate Co. Ltd.	Japan	187,556	3,606,149
Mitsui Fudosan Co. Ltd.	Japan	152,678	3,753,905
New World Development Co. Ltd.	Hong Kong	979,585	1,342,604
Nomura Real Estate Holdings Inc.	Japan	51,400	1,239,181
Sun Hung Kai Properties Ltd.	Hong Kong	192,171	2,942,135

			14,933,748

Diversified REITs 7.4%
Gecina SA	France	16,407	2,936,581
GPT Group	Australia	428,670	1,684,347
Hulic REIT Inc.	Japan	828	1,502,476
Kenedix Office Investment Corp.	Japan	252	1,943,189
Premier Investment Corp.	Japan	935	1,321,518
VEREIT Inc.	United States	264,400	2,443,056

			11,831,167

Health Care REITs 6.1%
CareTrust REIT Inc.	United States	46,200	953,106
Healthpeak Properties Inc.	United States	100,089	3,450,068
Physicians Realty Trust	United States	72,300	1,369,362
Welltower Inc.	United States	49,876	4,078,859

			9,851,395

Hotel & Resort REITs 2.9%
Host Hotels & Resorts Inc.	United States	101,706	1,886,646
MGM Growth Properties LLC, A	United States	40,600	1,257,382
Ryman Hospitality Properties Inc.	United States	16,600	1,438,556

			4,582,584

Hotels, Resorts & Cruise Lines 0.6%
Hilton Worldwide Holdings Inc.	United States	9,014	999,743

Industrial REITs 15.7%
Americold Realty Trust	United States	51,100	1,791,566
First Industrial Realty Trust Inc.	United States	63,053	2,617,330
GLP J-REIT	Japan	1,309	1,624,882
Goodman Group	Australia	360,025	3,377,416
Mapletree Logistics Trust	Singapore	1,089,771	1,409,606
Prologis Inc.	United States	87,669	7,814,815
Rexford Industrial Realty Inc.	United States	51,774	2,364,519
Segro PLC	United Kingdom	350,773	4,168,223

			25,168,357

Office REITs 13.5%
Alexandria Real Estate Equities Inc.	United States	26,021	4,204,473
Cousins Properties Inc.	United States	60,875	2,508,050
Derwent London PLC	United Kingdom	53,469	2,839,762
Dexus	Australia	265,056	2,175,926
Highwoods Properties Inc.	United States	30,310	1,482,462
Ichigo Office REIT Investment Corp.	Japan	1,046	1,085,703

Annual Report	FGR-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Global Real Estate VIP Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Office REITs (continued)
Inmobiliaria Colonial SA	Spain	175,541	$2,236,335
Kilroy Realty Corp.	United States	38,744	3,250,622
ORIX JREIT Inc.	Japan	817	1,768,945

			21,552,278

Real Estate Development 1.5%
CK Asset Holdings Ltd.	Hong Kong	343,627	2,480,528

Real Estate Operating Companies 7.3%
Aroundtown SA	Germany	175,217	1,568,833
Deutsche Wohnen AG	Germany	28,705	1,172,404
Fabege AB	Sweden	126,380	2,100,891
Hemfosa Fastigheter AB	Sweden	130,481	1,689,837
Hufvudstaden AB, A	Sweden	62,662	1,238,361
Swire Properties Ltd.	Hong Kong	154,000	510,876
Vonovia SE	Germany	63,081	3,395,625

			11,676,827

Residential REITs 14.4%
American Homes 4 Rent, A	United States	83,300	2,183,293
AvalonBay Communities Inc.	United States	21,789	4,569,153
Camden Property Trust	United States	29,600	3,140,560
Canadian Apartment Properties REIT	Canada	52,075	2,125,748
Equity Lifestyle Properties Inc.	United States	43,716	3,077,169
Equity Residential	United States	61,933	5,011,619
Unite Group PLC	United Kingdom	177,385	2,960,213

			23,067,755

Retail REITs 14.0%
Brixmor Property Group Inc.	United States	91,300	1,972,993
CapitaLand Mall Trust	Singapore	918,600	1,679,866
Link REIT	Hong Kong	144,337	1,528,150
Realty Income Corp.	United States	51,217	3,771,108
Regency Centers Corp.	United States	30,939	1,951,942
Retail Properties of America Inc., A	United States	109,900	1,472,660
Simon Property Group Inc.	United States	29,326	4,368,401
SmartCentres REIT	Canada	59,030	1,418,702
Spirit Realty Capital Inc.	United States	42,000	2,065,560
Unibail-Rodamco-Westfield	France	13,682	2,158,088

			22,387,470

Specialized REITs 6.8%
Digital Realty Trust Inc.	United States	15,868	1,900,034
Equinix Inc.	United States	2,400	1,400,880
Extra Space Storage Inc.	United States	43,000	4,541,660
QTS Realty Trust Inc., A	United States	23,000	1,248,209
SBA Communications Corp., A	United States	7,300	1,759,227

			10,850,010

Total Common Stocks (Cost $102,975,443)			159,381,862

FGR-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Global Real Estate VIP Fund (continued)

		Country	Principal Amount	Value

	Short Term Investments (Cost $416,433) 0.2%

	Repurchase Agreements 0.2%

a	Joint Repurchase Agreement, 1.536%, 1/02/20 (Maturity Value $416,469)
	BNP Paribas Securities Corp. (Maturity Value $228,367) Deutsche Bank Securities Inc. (Maturity Value $73,919) HSBC Securities (USA) Inc. (Maturity Value $114,183)
	Collateralized by U.S. Treasury Notes, 1.375% - 2.75%, 9/30/20 - 10/31/24; and U.S. Treasury Notes, Index Linked, 0.125%, 1/15/23 (valued at $424,998)	United States	$416,433	$416,433

	Total Investments (Cost $103,391,876) 99.7%			159,798,295
	Other Assets, less Liabilities 0.3%			411,418

	Net Assets 100.0%			$160,209,713

See Abbreviations on page FGR-21.

aSee Note 1(c) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements. | Annual Report	FGR-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Franklin Global Real Estate VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$102,975,443
Cost - Unaffiliated repurchase agreements	416,433

Value - Unaffiliated issuers	$159,381,862
Value - Unaffiliated repurchase agreements	416,433
Receivables:
Capital shares sold	554
Dividends	626,004
European Union tax reclaims	101,263
Other assets	21

Total assets	160,526,137

Liabilities:
Payables:
Capital shares redeemed	55,826
Management fees	120,900
Distribution fees	33,459
Reports to shareholders	40,288
Professional fees	53,853
Accrued expenses and other liabilities	12,098

Total liabilities	316,424

Net assets, at value	$160,209,713

Net assets consist of:
Paid-in capital	$ 94,949,114
Total distributable earnings (losses)	65,260,599

Net assets, at value	$160,209,713

Class 1:
Net assets, at value	$ 1,057,004

Shares outstanding	58,739

Net asset value and maximum offering price per share	$17.99

Class 2:
Net assets, at value	$159,152,709

Shares outstanding	9,093,339

Net asset value and maximum offering price per share	$17.50

FGR-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Franklin Global Real Estate VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 4,305,368
Interest:
Unaffiliated issuers	14,466

Total investment income	4,319,834

Expenses:
Management fees (Note 3a)	1,673,673
Distribution fees: (Note 3c)
Class 2	396,010
Custodian fees (Note 4)	11,458
Reports to shareholders	38,312
Professional fees	83,811
Trustees’ fees and expenses	976
Other	13,149

Total expenses	2,217,389
Expense reductions (Note 4)	(62)
Expenses waived/paid by affiliates (Note 3e)	(155,606)

Net expenses	2,061,721

Net investment income	2,258,113

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	14,009,216
Realized gain distributions from REITs	468,363
Foreign currency transactions	(10,299)

Net realized gain (loss)	14,467,280

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	15,013,528
Translation of other assets and liabilities denominated in foreign currencies	(5,249)

Net change in unrealized appreciation (depreciation)	15,008,279

Net realized and unrealized gain (loss)	29,475,559

Net increase (decrease) in net assets resulting from operations	$31,733,672

*Foreign taxes withheld on dividends	$ 219,748

The accompanying notes are an integral part of these financial statements. | Annual Report	FGR-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Global Real Estate VIP Fund

	Year Ended December 31,

	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$ 2,258,113	$ 2,794,772
Net realized gain (loss)	14,467,280	8,338,498
Net change in unrealized appreciation (depreciation)	15,008,279	(22,351,453)

Net increase (decrease) in net assets resulting from operations	31,733,672	(11,218,183)

Distributions to shareholders:
Class 1	(48,761)	(26,319)
Class 2	(7,479,667)	(4,381,023)

Total distributions to shareholders	(7,528,428)	(4,407,342)

Capital share transactions: (Note 2)
Class 1	29,075	146,852
Class 2	(11,311,091)	(21,586,275)
Total capital share transactions	(11,282,016)	(21,439,423)

Net increase (decrease) in net assets	12,923,228	(37,064,948)

Net assets:
Beginning of year	147,286,485	184,351,433

End of year	$160,209,713	$147,286,485

FGR-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Global Real Estate VIP Fund

1.    Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Real Estate VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2019, 83.9% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.    Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Annual Report	FGR-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

1.    Organization and Significant Accounting

Policies (continued)

a.    Financial Instrument Valuation (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.    Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.    Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2019.

d.    Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital

FGR-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.    Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and realized gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains. For U.S. Real Estate Investment Trust (REIT) securities, the Fund records ROC estimates, if any, on the ex-dividend date and are adjusted once actual tax designations are known.

f.    Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report	FGR-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

1.    Organization and Significant Accounting

Policies (continued)

g.    Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.    Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,935	$34,241	9,088	$153,008
Shares issued in reinvestment of distributions	2,856	48,761	1,610	26,319
Shares redeemed	(3,061)	(53,927)	(2,003)	(32,475)

Net increase (decrease)	1,730	$29,075	8,695	$146,852

Class 2 Shares:
Shares sold	244,773	$4,187,098	144,050	$2,286,461
Shares issued in reinvestment of distributions	449,770	7,479,667	274,845	4,381,023
Shares redeemed	(1,360,628)	(22,977,856)	(1,771,140)	(28,253,759)

Net increase (decrease)	(666,085)	$(11,311,091)	(1,352,245)	$(21,586,275)

3.    Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

a.  Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $500 million
0.950%	Over $500 million, up to and including $1 billion
0.900%	Over $1 billion, up to and including $1.5 billion
0.850%	Over $1.5 billion, up to and including $6.5 billion
0.830%	Over $6.5 billion, up to and including $11.5 billion
0.810%	Over $11.5 billion, up to and including $16.5 billion
0.790%	Over $16.5 billion, up to and including $19 billion
0.780%	Over $19 billion, up to and including $21.5 billion
0.770%	In excess of $21.5 billion

b.  Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Waiver and Expense Reimbursements

Effective May 1, 2019, FT Institutional has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund do not exceed 1.00% based on the average net assets of each class until April 30, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

5.  Income Taxes

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$4,226,148	$4,407,342
Long term capital gain	3,302,280	—

	$7,528,428	$4,407,342

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$112,834,627

Unrealized appreciation	$57,078,240
Unrealized depreciation	(10,114,572)

Net unrealized appreciation (depreciation)	$46,963,668

Distributable earnings:
Undistributed ordinary income	$4,595,432
Undistributed long term capital gains	13,599,043

Total distributable earnings	$18,194,475

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $44,816,905 and $61,026,592, respectively.

7.  Concentration of Risk

The Fund invests a large percentage of its total assets in REIT securities. Such concentration may subject the Fund to special risks associated with real estate securities. These securities may be more sensitive to economic or regulatory developments due to a variety of factors such as local, regional, national and global economic conditions, interest rates and tax considerations.

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments	$159,381,862	$—	$—	$159,381,862
Short Term Investments	—	416,433	—	416,433

Total Investments in Securities	$159,381,862	$416,433	$—	$159,798,295

aFor detailed categories, see the accompanying Statement of Investments.

10.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

REIT Real Estate Investment Trust

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Global Real Estate VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Global Real Estate VIP Fund (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Franklin Global Real Estate VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $3,302,280 as a long term capital gain dividend for the fiscal year ended December 31, 2019.

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Franklin Growth and Income VIP Fund

This annual report for Franklin Growth and Income VIP Fund covers the fiscal year ended December 31, 2019.

Class 1 Performance Summary as of December 31, 2019

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/19	1-Year	5-Year	10-Year
Average Annual Total Return	+26.05%	+9.25%	+11.57%

*The Fund has an expense reduction contractually guaranteed through 4/30/20. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/10–12/31/19)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the Consumer Price Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

***Source: Bureau of Labor Statistics, bls.gov/cpi. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN GROWTH AND INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation with current income as a secondary goal. Under normal market conditions, the Fund invests predominantly in equity securities, including common stock, preferred stock and securities convertible into common stocks. The Fund may also invest in foreign securities.

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Value securities may not increase in price as anticipated or may decline further if other investors fail to recognize the company’s value or favor investing in faster growing companies. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall, when dividend income from investments in stocks decline, or when the Fund experiences defaults on debt securities it holds. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Special risks are associated with foreign investing, including currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility; investments in emerging markets typically involve heightened risks related to the same factors. Common stocks with higher dividend yields can be sensitive to interest-rate movements. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Portfolio Composition

Based on Total Net Assets as of 12/31/19

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the S&P 500 posted a +31.49% total return.1

Economic and Market Overview

U.S. equities, as measured by the S&P 500, posted strong returns during the reporting period, driven by the U.S. Federal Reserve’s (Fed’s) monetary policy easing, solid domestic economic growth and diminished concerns about the global economy and trade relations. Stocks gained sharply early in the year and experienced heightened volatility in May and September before reaching record price highs near the end of 2019. The decline in market volatility

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN GROWTH AND INCOME VIP FUND

reflected many market participants’ shift from growth concerns to a more optimistic outlook.

The Fed provided a substantial boost to equity markets early in the reporting period as it shifted to a more accommodative monetary policy. In January 2019, the Fed signaled the end of its tightening cycle and cut the federal funds rate three times thereafter, lowering it to a range of 1.50%–1.75%. Stocks responded positively to the interest-rate cuts and gained further in December 2019 after the Fed indicated it would likely leave interest rates unchanged in 2020.

Solid U.S. economic growth also supported equities, as healthy consumer spending and a strong labor market kept the economy afloat. The unemployment rate fell during the year, reaching 3.5% in September, November and December 2019, the lowest recorded unemployment rate in 50 years.2 Wages also grew, albeit at a moderate pace, and inflation remained persistently low. In addition, deficit spending by the U.S. government boosted current growth at the expense of long-term debt. Despite the strength in the consumer sector, some parts of the economy struggled, particularly heavy industry. Annual industrial production contracted late in the reporting period, manufacturing output stalled and capital spending declined.

International and trade developments also impacted U.S. stocks during the period. Investors were concerned about slowing global growth and the impact it might have on U.S. equities, but some market participants’ predictions of a global recession did not materialize as growth proved resilient amid a series of interest-rate cuts by many central banks. The trade war between the U.S. and China was a dominant theme over the period, and stocks fluctuated as many investors responded to the latest developments, both positive and negative. However, by period-end, markets were reassured by a phase one agreement between the two countries, which lowered certain tariffs and addressed some of the principal areas of conflict.

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on blue chip companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, return on capital, profit margins, balance

Top 10 Holdings

12/31/19

Company Sector/Industry	% of Total Net Assets
JPMorgan Chase & Co. Financials	4.6%
Microsoft Corp. Information Technology	3.0%
The Procter & Gamble Co. Consumer Staples	2.6%
Bank of America Corp. Financials	2.6%
Chevron Corp. Energy	2.4%
Morgan Stanley Financials	2.4%
NextEra Energy Inc. Utilities	2.3%
The Coca-Cola Co. Consumer Staples	2.2%
Truist Financial Corp. Financials	2.2%
Johnson & Johnson Health Care	2.2%

sheet and liquidation value. We consider dividend yield and the opportunity for dividend growth in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

During the period under review, all sectors contributed to Fund performance, led by financials, information technology (IT) and industrials.

In the financials sector, leading banking companies JPMorgan Chase and Bank of America were top contributors, despite some mid-year volatility due to a temporary yield curve inversion and recessionary fears. JPMorgan Chase benefited in 2019 from double-digit growth in credit card sales, merchant processing volumes and client investment assets. The company also experienced growth in

2. Source: Bureau of Labor Statistics.

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FRANKLIN GROWTH AND INCOME VIP FUND

credit card loans and new deposits and increased its dividend and share repurchases. Bank of America’s share price, boosted early in the period by strong calendar year 2018 results, further benefited from better-than-expected second- and third-quarter 2019 earnings, due to lower credit loss provisions and improved expense management. A healthy economic environment aided the results of both companies.

Within IT, software and services firm Microsoft, a notable contributor, is a beneficiary of strong sales execution, a positive enterprise IT spending environment, its status as a critical partner to IT departments in this time of digital transformation, and a large installed base that is successfully moving to higher-value cloud and Service-as-a-Software deployments. The company saw sustained strength in its enterprise cloud computing platform Azure, solid growth in its traditional server products and particularly strong growth in commercial bookings. Furthermore, the company continued to expand gross profit margins and control operational expenses. Personal computing device manufacturer and service provider Apple also boosted performance.

In the industrials sector, defense and security solutions company Raytheon was a notable contributor. In other sectors, branded consumer packaged goods provider Procter & Gamble and electric power and energy infrastructure company NextEra Energy also aided results.

Although no sectors detracted from performance, in the materials sector, which contributed least to performance, specialty materials and chemicals company DuPont de Nemours and manufacturer International Flavors & Fragrances (not held at period-end) detracted from performance.

In other sectors, petroleum and chemical products company Occidental Petroleum, pharmaceuticals company Pfizer and technology manufacturer 3M (not held at period-end) were also notable detractors. Occidental Petroleum acquired another petroleum products producer, Anadarko Petroleum (not a Fund holding) during the period. While the transaction gives Occidental Petroleum a greater presence in the U.S. shale-producing Permian Basin and allows it to reduce costs, concerns about the amount of debt needed to complete the transaction weighed on Occidental’s stock price. The stock of 3M declined amid below-expected first-quarter 2019 results due to lower profits and slightly lower sales. Increased company inventories and inventories of auto and electronics customers in China also concerned investors. As results disappointed, guidance was reduced. Worries about environmental product liability risks further depressed the stock.

Thank you for your participation in Franklin Growth and Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GROWTH AND INCOME VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/19[1], [2]	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/191, [2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,095.50	$3.12	$1,022.23	$3.01	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Growth and Income VIP Fund

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$14.80	$16.32	$15.97	$15.94	$17.02

Income from investment operations[a]:

Net investment income[b]	0.41	0.31	0.35	0.40	0.45

Net realized and unrealized gains (losses)	3.28	(0.97)	2.04	1.33	(0.54)

Total from investment operations	3.69	(0.66)	2.39	1.73	(0.09)

Less distributions from:

Net investment income	(0.41)	(0.43)	(1.03)	(0.46)	(0.61)

Net realized gains	(0.88)	(0.43)	(1.01)	(1.24)	(0.38)

Total distributions	(1.29)	(0.86)	(2.04)	(1.70)	(0.99)

Net asset value, end of year	$17.20	$14.80	$16.32	$15.97	$15.94

Total return[c]	26.05%	(4.37)%	16.15%	11.86%	(0.62)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.72%	0.73%	0.72%	0.59%	0.58%

Expenses net of waiver and payments by affiliates	0.59% [d]	0.59% [d]	0.59% [d]	0.59% [d,e]	0.58%

Net investment income	2.07%	1.96%	2.21%	2.38%	2.74%

Supplemental data

Net assets, end of year (000’s)	$3,539	$31,479	$35,865	$29,829	$144,663

Portfolio turnover rate	25.20%	24.29%	33.91%	40.59% [f]	48.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FGI-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Growth and Income VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$14.51	$16.02	$15.69	$15.68	$16.76

Income from investment operations[a]:

Net investment income[b]	0.25	0.27	0.31	0.30	0.40

Net realized and unrealized gains (losses)	3.33	(0.96)	2.00	1.37	(0.54)

Total from investment operations	3.58	(0.69)	2.31	1.67	(0.14)

Less distributions from:

Net investment income	(0.37)	(0.39)	(0.97)	(0.42)	(0.56)

Net realized gains	(0.88)	(0.43)	(1.01)	(1.24)	(0.38)

Total distributions	(1.25)	(0.82)	(1.98)	(1.66)	(0.94)

Net asset value, end of year	$16.84	$14.51	$16.02	$15.69	$15.68

Total return[c]	25.66%	(4.58)%	15.85%	11.62%	(0.91)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.97%	0.98%	0.97%	0.84%	0.83%

Expenses net of waiver and payments by affiliates	0.84% [d]	0.84% [d]	0.84% [d]	0.84% [d,e]	0.83%

Net investment income	1.82%	1.71%	1.96%	2.13%	2.49%

Supplemental data

Net assets, end of year (000’s)	$69,635	$61,855	$74,105	$69,474	$124,691

Portfolio turnover rate	25.20%	24.29%	33.91%	40.59% [f]	48.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	FGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2019

Franklin Growth and Income VIP Fund

	Country	Shares	Value

Common Stocks 85.1%
Communication Services 5.1%
Comcast Corp., A	United States	26,400	$1,187,208
Rogers Communications Inc., B	Canada	9,744	483,984
TELUS Corp.	Canada	13,100	507,214
Verizon Communications Inc.	United States	25,710	1,578,594

			3,757,000

Consumer Discretionary 4.1%
Lowe’s Cos. Inc.	United States	4,248	508,740
McDonald’s Corp.	United States	5,800	1,146,138
Target Corp.	United States	6,880	882,085
Tractor Supply Co.	United States	4,700	439,168

			2,976,131

Consumer Staples 10.6%
The Coca-Cola Co.	United States	29,700	1,643,895
Nestle SA	Switzerland	5,400	584,728
PepsiCo Inc.	United States	11,498	1,571,432
The Procter & Gamble Co.	United States	15,400	1,923,460
Unilever NV, N.Y. shs	United Kingdom	13,100	752,726
Walmart Inc.	United States	11,000	1,307,240

			7,783,481

Energy 7.6%
Chevron Corp.	United States	14,468	1,743,539
Exxon Mobil Corp.	United States	12,477	870,645
Occidental Petroleum Corp.	United States	9,400	387,374
ONEOK Inc.	United States	7,000	529,690
Royal Dutch Shell PLC, A, ADR	United Kingdom	17,513	1,032,917
Suncor Energy Inc.	Canada	30,682	1,006,369

			5,570,534

Financials 17.2%
Ares Management Corp., A	United States	2,754	98,290
Arthur J. Gallagher & Co.	United States	5,866	558,619
Bank of America Corp.	United States	53,586	1,887,299
BlackRock Inc.	United States	1,061	533,365
JPMorgan Chase & Co.	United States	23,900	3,331,660
MetLife Inc.	United States	22,300	1,136,631
Morgan Stanley	United States	33,737	1,724,636
Truist Financial Corp.	United States	29,076	1,637,560
U.S. Bancorp	United States	15,355	910,398
Wells Fargo & Co.	United States	14,450	777,410

			12,595,868

Health Care 11.3%
Baxter International Inc.	United States	10,600	886,372
HCA Holdings Inc.	United States	4,220	623,758
Johnson & Johnson	United States	11,165	1,628,639
Medtronic PLC	United States	13,581	1,540,764
Merck & Co. Inc.	United States	12,700	1,155,065

FGI-8	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Growth and Income VIP Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Health Care (continued)
Pfizer Inc.	United States	32,563	$1,275,818
UnitedHealth Group Inc.	United States	3,900	1,146,522

			8,256,938

Industrials 10.6%
Emerson Electric Co.	United States	11,600	884,616
Fastenal Co.	United States	9,700	358,415
Illinois Tool Works Inc.	United States	2,311	415,125
Lockheed Martin Corp.	United States	2,269	883,503
Norfolk Southern Corp.	United States	6,000	1,164,780
Raytheon Co.	United States	6,016	1,321,956
Republic Services Inc.	United States	13,680	1,226,138
Stanley Black & Decker Inc.	United States	2,532	419,654
United Technologies Corp.	United States	7,134	1,068,388

			7,742,575

Information Technology 8.6%
Analog Devices Inc.	United States	4,800	570,432
Apple Inc.	United States	3,532	1,037,172
Cisco Systems Inc.	United States	12,589	603,768
Intel Corp.	United States	7,357	440,317
Microsoft Corp.	United States	13,876	2,188,245
Oracle Corp.	United States	10,479	555,177
Texas Instruments Inc.	United States	6,996	897,517

			6,292,628

Materials 1.2%
BASF SE	Germany	5,237	395,549
Dow Inc.	United States	4,824	264,018
DuPont de Nemours Inc.	United States	3,791	243,382

			902,949

Real Estate 2.8%
Equity Residential	United States	8,400	679,728
Host Hotels & Resorts Inc.	United States	42,741	792,846
Prologis Inc.	United States	6,100	543,754

			2,016,328

Utilities 6.0%
Duke Energy Corp.	United States	15,400	1,404,634
NextEra Energy Inc.	United States	7,054	1,708,197
Xcel Energy Inc.	United States	20,296	1,288,593

			4,401,424

Total Common Stocks (Cost $37,198,265)			62,295,856

Annual Report	FGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Growth and Income VIP Fund (continued)

		Country	Shares	Value

a	Equity-Linked Securities 8.2%
	Consumer Discretionary 2.5%
b	Citigroup Global Markets Holdings Inc. into Amazon.com Inc., 6.50%, 144A	United States	500	$907,142
b	JPMorgan Chase Bank NA into The TJX Cos. Inc., 5.50%, 144A	United States	9,000	540,742
b	Royal Bank of Canada into Lowe’s Cos. Inc., 7.00%, 144A	United States	3,100	365,083

				1,812,967

	Energy 0.8%
b	Citigroup Global Markets Holdings Inc. into Occidental Petroleum Corp., 8.00%, 144A	United States	11,000	627,011

	Financials 1.8%
b	Credit Suisse AG into Bank of America Corp., 7.00%, 144A	United States	22,000	732,302
b	Goldman Sachs International into The Charles Schwab Corp., 7.00%, 144A	United States	11,800	566,912

				1,299,214

	Health Care 0.7%
b	Goldman Sachs International into HCA Holdings Inc., 6.00%, 144A	United States	3,500	513,452

	Industrials 0.4%
b	Citigroup Global Markets Holdings Inc. into Fastenal Co., 144A	United States	8,000	294,485

	Information Technology 2.0%
b	Barclays Bank PLC into Broadcom Inc., 10.00%, 144A	United States	1,800	561,318
b	Barclays Bank PLC into Microsoft Corp., 6.50%, 144A	United States	3,000	450,870
b	Merrill Lynch International & Co. CV into Cisco System Inc., 7.00%, 144A	United States	9,000	435,014

				1,447,202

	Total Equity-Linked Securities (Cost $5,480,121)			5,994,331

	Convertible Preferred Stocks 4.8%
	Health Care 2.5%
	Becton Dickinson and Co., 6.125%, cvt. pfd., A	United States	20,450	1,338,657
	Danaher Corp., 4.75%, cvt. pfd., A	United States	400	471,616

				1,810,273

	Industrials 0.8%
	Fortive Corp., 5.00%, cvt. pfd., A	United States	585	569,064

	Information Technology 0.6%
	Broadcom Inc., 8.00%, cvt. pfd., A	United States	375	441,739

	Utilities 0.9%
	Aqua America Inc., 6.00%, cvt. pfd	United States	10,900	679,615

	Total Convertible Preferred Stocks (Cost $3,077,084)			3,500,691

	Total Investments before Short Term Investments (Cost $45,755,470)			71,790,878

FGI-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Growth and Income VIP Fund (continued)

		Country	Principal Amount	Value
	Short Term Investments (Cost $1,642,891) 2.3%

	Repurchase Agreements 2.3%
c	Joint Repurchase Agreement, 1.536%, 1/02/20 (Maturity Value $1,643,031)
	BNP Paribas Securities Corp. (Maturity Value $900,940)
	Deutsche Bank Securities Inc. (Maturity Value $291,621)
	HSBC Securities (USA) Inc. (Maturity Value $450,470)
	Collateralized by U.S. Treasury Notes, 1.375% - 2.75%, 9/30/20 - 10/31/24; and U.S. Treasury Notes, Index Linked, 0.125%, 1/15/23 (valued at $1,676,679)	United States	$1,642,891	$1,642,891

	Total Investments (Cost $47,398,361) 100.4%			73,433,769

	Other Assets, less Liabilities (0.4)%			(259,819)

	Net Assets 100.0%			$73,173,950

See Abbreviations on page FGI-21.

aSee Note 1(d) regarding equity-linked securities.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $5,994,331, representing 8.2% of net assets.

cSee Note 1(c) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements. | Annual Report	FGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Franklin Growth and Income VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$45,755,470
Cost - Unaffiliated repurchase agreements	1,642,891

Value - Unaffiliated issuers	$71,790,878
Value - Unaffiliated repurchase agreements	1,642,891
Receivables:
Investment securities sold	883
Dividends and interest	106,967
Other assets	13

Total assets	73,541,632

Liabilities:
Payables:
Investment securities purchased	121,091
Capital shares redeemed	113,796
Management fees	38,286
Distribution fees	14,572
Reports to shareholders	27,088
Professional fees	34,356
Accrued expenses and other liabilities	18,493

Total liabilities	367,682

Net assets, at value	$73,173,950

Net assets consist of:
Paid-in capital	$30,592,464
Total distributable earnings (losses)	42,581,486

Net assets, at value	$73,173,950

Class 1:
Net assets, at value	$ 3,538,509

Shares outstanding	205,779

Net asset value and maximum offering price per share	$17.20

Class 2:
Net assets, at value	$69,635,441

Shares outstanding	4,135,522

Net asset value and maximum offering price per share	$16.84

FGI-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Franklin Growth and Income VIP Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 2,606,617
Interest:
Unaffiliated issuers	13,420

Total investment income	2,620,037

Expenses:
Management fees (Note 3a)	613,257
Distribution fees: (Note 3c)
Class 2	167,491
Custodian fees (Note 4)	1,108
Reports to shareholders	19,402
Professional fees	58,202
Trustees’ fees and expenses	638
Other	13,614

Total expenses	873,712
Expense reductions (Note 4)	(653)
Expenses waived/paid by affiliates (Note 3e)	(124,658)

Net expenses	748,401

Net investment income	1,871,636

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	14,692,865
Foreign currency transactions	(394)

Net realized gain (loss)	14,692,471

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	5,404,902
Translation of other assets and liabilities denominated in foreign currencies	436

Net change in unrealized appreciation (depreciation)	5,405,338

Net realized and unrealized gain (loss)	20,097,809

Net increase (decrease) in net assets resulting from operations	$21,969,445

*Foreign taxes withheld on dividends	$ 40,836

The accompanying notes are an integral part of these financial statements. | Annual Report	FGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Growth and Income VIP Fund

	Year Ended December 31,
	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$1,871,636	$1,900,960
Net realized gain (loss)	14,692,471	6,062,177
Net change in unrealized appreciation (depreciation)	5,405,338	(12,184,627)

Net increase (decrease) in net assets resulting from operations	21,969,445	(4,221,490)

Distributions to shareholders:
Class 1	(2,665,418)	(1,845,139)
Class 2	(5,148,061)	(3,639,656)

Total distributions to shareholders	(7,813,479)	(5,484,795)

Capital share transactions: (Note 2)
Class 1	(32,096,096)	(1,177,234)
Class 2	(2,220,352)	(5,751,247)

Total capital share transactions	(34,316,448)	(6,928,481)

Net increase (decrease) in net assets	(20,160,482)	(16,634,766)
Net assets:
Beginning of year	93,334,432	109,969,198

End of year	$73,173,950	$93,334,432

FGI-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Growth and Income VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Growth and Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2019, 42.7% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Annual Report	FGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a.  Financial Instrument Valuation (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2019.

d.  Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

FGI-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

e.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report	FGI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	75,104	$1,198,235	84,856	$1,355,363
Shares issued in reinvestment of distributions	172,296	2,665,418	117,600	1,845,139
Shares redeemed	(2,169,192)	(35,959,749)	(272,261)	(4,377,736)

Net increase (decrease)	(1,921,792)	$(32,096,096)	(69,805)	$(1,177,234)

Class 2 Shares:
Shares sold	202,473	$3,223,711	100,573	$1,575,307
Shares issued in reinvestment of distributions	339,358	5,148,061	236,188	3,639,656
Shares redeemed	(669,637)	(10,592,124)	(699,174)	(10,966,210)

Net increase (decrease)	(127,806)	$(2,220,352)	(362,413)	$(5,751,247)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended December 31, 2019, the gross effective investment management fee rate was 0.623% of the Fund’s average daily net assets.

FGI-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund do not exceed 0.59% based on the average net assets of each class April 30, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$2,375,917	$2,654,090
Long term capital gain	5,437,562	2,830,705

	$7,813,479	$5,484,795

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

5.  Income Taxes (continued)

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$47,389,348

Unrealized appreciation	$26,397,252
Unrealized depreciation	(352,831)

Net unrealized appreciation (depreciation)	$26,044,421

Distributable earnings:
Undistributed ordinary income	$2,781,013
Undistributed long term capital gains	13,794,313
Total distributable earnings	$16,575,326

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of equity-linked securities and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $24,154,038 and $64,886,642, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources

(observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments[b]	$65,796,547	$—	$—	$65,796,547
Equity-Linked Securities	—	5,994,331	—	5,994,331
Short Term Investments	—	1,642,891	—	1,642,891

Total Investments in Securities	$65,796,547	$7,637,222	$—	$73,433,769

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and convertible preferred stocks.

9.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR   American Depositary Receipt

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Growth and Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Growth and Income VIP Fund (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Growth and Income VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $5,437,562 as a long term capital gain dividend for the fiscal year ended December 31, 2019.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 91.30% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2019.

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Franklin Income VIP Fund

This annual report for Franklin Income VIP Fund covers the fiscal year ended December 31, 2019.

Class 1 Performance Summary as of December 31, 2019

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/19	1-Year	5-Year	10-Year
Average Annual Total Return	+16.42%	+5.51%	+7.44%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/10–12/31/19)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®), the Fund’s Blended Benchmark and the Bloomberg Barclays U.S. Aggregate Bond Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

***Source: FactSet. The Fund’s Blended Benchmark was calculated internally and rebalanced monthly and was composed of 50% MSCI USA High Dividend Yield Index + 25% Bloomberg Barclays High Yield Very Liquid Index + 25% Bloomberg Barclays U.S. Aggregate Bond Index. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks to maximize income, while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s primary benchmark, the S&P 500 posted a +31.49% total return.1 The Fund’s new secondary benchmark, the Blended Benchmark, posted a +17.28% total return.2 The Fund’s old secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index posted a +8.72% total return.1 We believe the new second benchmark’s composition more accurately reflects the Fund’s holdings.

Economic and Market Overview

Bond prices rose sharply during the reporting period, as interest-rate cuts and many investors’ search for income

Portfolio Composition

12/31/19

% of Total Net Assets
Equity	51.4%
Financials	9.7%
Information Technology	8.4%
Health Care	7.5%
Utilities	6.4%
Energy	5.7%
Consumer Staples	3.5%
Communication Services	3.1%
Consumer Discretionary	3.0%
Materials	2.0%
Industrials	1.5%
Real Estate	0.6%
Fixed Income*	46.4%
Health Care	14.1%
Financials	14.1%
Energy	5.9%
Communication Services	4.9%
Consumer Discretionary	2.3%
Materials	1.5%
Consumer Staples	1.1%
Industrials	0.8%
Utilities	0.8%
Real Estate	0.6%
Information Technology	0.3%
Short-Term Investments & Other Net Assets	2.2%

*Includes senior floating rate interests.

pushed down yields on most bond categories. Notably, U.S. bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, performed well alongside high returns from U.S. equities, as measured by the S&P 500.

The primary driver of U.S. bond performance was a shift in the U.S. Federal Reserve’s (Fed’s) monetary policy. After a period of tightening in 2018, the Fed shifted course, announcing in January 2019 that it would not be raising interest rates in the near future. Three interest-rate cuts

1. Source: Morningstar.

2. Source: FactSet. The Fund’s Blended Benchmark was calculated internally and rebalanced monthly and was composed of 50% MSCI USA High Dividend Yield Index +

25% Bloomberg Barclays High Yield Very Liquid Index + 25% Bloomberg Barclays U.S. Aggregate Bond Index.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN INCOME VIP FUND

followed thereafter, with the Fed lowering the federal funds rate to a range of 1.50%–1.75. Falling interest rates typically increase the value of existing bonds, since their relatively higher yields become more attractive to investors.

Both long-term and short-term U.S. bonds, as measured by subindexes of the Bloomberg Barclays U.S. Aggregate Bond Index, gained during the period, with long-term bonds posting stronger returns due to their higher sensitivity to interest-rate changes. Interest rates on long-term U.S. Treasuries initially fell more than interest rates on short-term U.S. Treasuries, leading to a flattening of the yield curve, which charts the yields of U.S. Treasuries at varying maturity dates. In August 2019, the yield on 10-year U.S. Treasuries fell below the yield on two-year U.S. Treasuries. While some investors considered this inversion a sign that the economy was moving toward a recession, the two-year and 10-year U.S. Treasury yield curve steepened again shortly thereafter amid positive economic signals.

U.S. Treasury bonds, as measured by the Bloomberg Barclays U.S. Treasury Index, gained during the period, which was characterized by high levels of Treasury issuance due to the government’s deficit spending. A strong U.S. dollar during most of the period and comparatively higher Treasury yields relative to sovereign debt issued by other developed market countries made Treasuries attractive to foreign investors.

Corporate bonds also posted noteworthy returns, driven by the combination of a relatively strong economy and lower interest rates. Both investment-grade and high-yield corporate bonds gained significantly, as measured by the Bloomberg Barclays U.S. Corporate Bond Index and Bloomberg Barclays U.S. Corporate High Yield Bond Index, respectively, as solid corporate profits and steady economic growth helped strengthen investors’ confidence in corporate creditworthiness. The positive environment for debt extended to mortgage-backed securities, as prepayments due to homeowner refinancing declined after hitting a three-year high in August 2019.

Investment Strategy

In analyzing debt and equity securities, we consider such factors as a company’s experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings. When choosing investments for the Fund, we apply a bottom-up,

Top Five Equity Holdings

12/31/19

Company Sector/Industry	% of Total Net Assets
The Southern Co. Utilities	2.3%
JPMorgan Chase & Co. Financials	2.1%
Wells Fargo & Co. Financials	1.8%
Dominion Energy Inc Utilities	1.7%
Verizon Communications Inc. Communication Services	1.5%

value oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential.

Manager’s Discussion

Following a volatile period of market performance at the end of 2018, the Federal Reserve’s policy pause and ultimate pivot to reducing the federal funds rate three times during 2019 helped reverse declines and fueled both the equity and fixed income markets during the reporting period. Supportive monetary policy, the strength of the U.S. consumer and a strong domestic labor market also helped support markets and offset concerns around a slowdown in global economic growth, trade tensions and weakening corporate earnings.

During the period under review, the Fund’s asset mix shifted toward modestly more defensive positioning as we have seen valuations rise and we positioned ourselves for an increased level of uncertainty going forward. Our movement toward more defensive positioning in equities and our increased exposure to higher credit quality positioning on the fixed income side has been undertaken with a keen focus on not sacrificing yield and positioning ourselves to be nimble to seek to take advantage of dislocations that could arise going forward.

The improvement in the equity markets during the period was broad-based, with every sector positively contributing to underlying Fund performance. Monetary policy accommodation led markets higher during the first half of the year and progress toward a trade deal between the U.S. and China further bolstered equity performance late in the year. At the sector level, leading contributors included information technology, financials and utilities. The Fund’s leading individual contributors included holdings in the utilities sector,

Annual Report	FI-3

FRANKLIN INCOME VIP FUND

such as the Southern Company and Sempra Energy, which benefited from declining interest rates. Additionally, Apple in information technology and Target in consumer discretionary were key positive contributors. Energy holdings were the only detractors on the equity side including Occidental Petroleum, Weatherford International and Chesapeake Energy. The Fund’s focus on volatility management was also a detractor during the period as equity index positions detracted from returns in a period of strong equity market performance.

Top Five Fixed Income Holdings

and Senior Floating Rate Interests

12/31/19

Company Sector/Industry	% of Total Net Assets
U.S. Treasury Note Financials	7.2%
CHS/Community Health Systems Inc. Health Care	5.5%
Tenet Healthcare Corp. Health Care	2.9%
GNMA II SF 30 Year Financials	2.3%
Chesapeake Energy Corp. Energy	2.3%

Declining credit spreads and lower interest rates throughout the year led to positive performance from fixed income markets during the period. The Fund’s overweight position in relatively short duration credit exposure and generally underweight position in higher quality, longer-duration fixed income assets were the primary detractors from performance relative to the benchmark. All sectors were positive contributors in fixed income, excluding energy, which struggled during the 12-month period due to rising credit spreads. Notable outperformers were health care, communication services and financials. Holdings of U.S. Treasury securities boosted returns during the period as did hospital management companies Community Health Systems and Tenet Healthcare amid improving fundamentals and modest deleveraging. Notable detractors included oil field service and equipment company Weatherford International, which struggled due to weakening demand for their services as well as oil and gas exploration and production company Chesapeake Energy, which struggled partly due to lower expectations for commodity oil and gas prices. Additionally, specialty pharmaceutical company Mallinckrodt was a key detractor partly due to concerns around potential liabilities related to opioid settlements.

Effective February 1, 2020, Matthew Quinlan and Richard Hsu will step off the Fund as portfolio managers. Ed Perks will continue to lead the Fund and Brendan Circle and Todd Brighton will remain as portfolio managers.

Thank you for your participation in Franklin Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN INCOME VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/191, [2]	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/191, [2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,046.20	$2.27	$1,022.99	$2.24	0.44%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	FI-5

FI P1 P2 P4 01/20

SUPPLEMENT DATED JANUARY 27, 2020

TO THE PROSPECTUSES

DATED MAY 1, 2019

FRANKLIN INCOME VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectuses are amended as follows:

I. The following is added to the “Portfolio Managers” section in the “Fund Summaries – Franklin Income VIP Fund” section on page FI-S5 of the prospectus:

Effective on February 1, 2020, the portfolio managers of the Fund will be as follows:

Edward D. Perks, CFA President and Director of Advisers and portfolio manager of the Fund since 2002.

Brendan Circle, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since February 2019.

Todd Brighton, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since 2017.

II. The following is added to the portfolio manager line-up under the “Fund Details – Franklin Income VIP Fund – Management” section on page FI-D9 of the prospectus:

Effective on February 1, 2020, the portfolio managers of the Fund will be as follows:

Edward D. Perks, CFA

President and Director of Advisers

Mr. Perks has been the lead portfolio manager of the Fund since 2002. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1992.

Brendan Circle, CFA

Portfolio Manager of Advisers

Mr. Circle has been a portfolio manager of the Fund since February 2019, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2014.

Todd Brighton, CFA

Portfolio Manager of Advisers

Mr. Brighton has been a portfolio manager of the Fund since 2017, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2000.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

FI-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Income VIP Fund

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.26	$16.72	$15.87	$14.64	$16.48

Income from investment operations[a]:

Net investment income[b]	0.75	0.71	0.69	0.67	0.71

Net realized and unrealized gains (losses)	1.68	(1.35)	0.87	1.34	(1.78)

Total from investment operations	2.43	(0.64)	1.56	2.01	(1.07)

Less distributions from:

Net investment income	(0.91)	(0.82)	(0.71)	(0.78)	(0.77)

Net realized gains	(0.26)	—	—	—	—

Total distributions	(1.17)	(0.82)	(0.71)	(0.78)	(0.77)

Net asset value, end of year	$16.52	$15.26	$16.72	$15.87	$14.64

Total return[c]	16.42%	(4.09)%	9.94%	14.33%	(6.84)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.46%	0.47%	0.47%	0.47%	0.46%

Expenses net of waiver and payments by affiliates[d]	0.45%	0.45%	0.45%	0.44%	0.46%[e]

Net investment income	4.38%	4.33%	4.22%	4.47%	4.47%

Supplemental data

Net assets, end of year (000’s)	$309,330	$612,657	$735,149	$696,227	$604,228

Portfolio turnover rate	25.16%	43.22%	20.96%	39.03%	31.53%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$14.74	$16.17	$15.38	$14.20	$16.00

Income from investment operations[a]:

Net investment income[b]	0.64	0.65	0.63	0.61	0.65

Net realized and unrealized gains (losses)	1.66	(1.30)	0.83	1.31	(1.73)

Total from investment operations	2.30	(0.65)	1.46	1.92	(1.08)

Less distributions from:

Net investment income	(0.87)	(0.78)	(0.67)	(0.74)	(0.72)

Net realized gains	(0.26)	—	—	—	—

Total distributions	(1.13)	(0.78)	(0.67)	(0.74)	(0.72)

Net asset value, end of year	$15.91	$14.74	$16.17	$15.38	$14.20

Total return[c]	16.06%	(4.30)%	9.67%	14.02%	(7.05)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.71%	0.72%	0.72%	0.72%	0.71%

Expenses net of waiver and payments by affiliates[d]	0.70%	0.70%	0.70%	0.69%	0.71%	[e]

Net investment income	4.13%	4.08%	3.97%	4.22%	4.22%

Supplemental data

Net assets, end of year (000’s)	$4,318,156	$4,086,652	$5,041,498	$5,088,556	$4,907,599

Portfolio turnover rate	25.16%	43.22%	20.96%	39.03%	31.53%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FI-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 4

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.08	$16.53	$15.71	$14.49	$16.31

Income from investment operations[a]:

Net investment income[b]	0.64	0.64	0.62	0.61	0.65

Net realized and unrealized gains (losses)	1.71	(1.33)	0.85	1.33	(1.76)

Total from investment operations	2.35	(0.69)	1.47	1.94	(1.11)

Less distributions from:

Net investment income	(0.85)	(0.76)	(0.65)	(0.72)	(0.71)

Net realized gains	(0.26)	—	—	—	—

Total distributions	(1.11)	(0.76)	(0.65)	(0.72)	(0.71)

Net asset value, end of year	$16.32	$15.08	$16.53	$15.71	$14.49

Total return[c]	16.05%	(4.42)%	9.55%	13.87%	(7.15)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.81%	0.82%	0.82%	0.82%	0.81%

Expenses net of waiver and payments by affiliates[d]	0.80%	0.80%	0.80%	0.79%	0.81%	[e]

Net investment income	4.03%	3.98%	3.87%	4.12%	4.12%

Supplemental data

Net assets, end of year (000’s)	$323,582	$294,700	$335,217	$309,935	$306,023

Portfolio turnover rate	25.16%	43.22%	20.96%	39.03%	31.53%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2019

Franklin Income VIP Fund

		Country	Shares	Value

	Common Stocks 38.2%
	Communication Services 2.2%
a	Alphabet Inc., A	United States	10,000	$13,393,900
	BCE Inc.	Canada	466,000	21,588,295
	Verizon Communications Inc.	United States	1,200,000	73,680,000

				108,662,195

	Consumer Discretionary 1.5%
	Ford Motor Co.	United States	2,500,000	23,250,000
	General Motors Co.	United States	1,425,000	52,155,000

				75,405,000

	Consumer Staples 3.5%
	Anheuser-Busch InBev SA/NV, ADR	Belgium	300,000	24,612,000
	The Coca-Cola Co.	United States	245,600	13,593,960
	PepsiCo Inc.	United States	300,000	41,001,000
	Philip Morris International Inc.	United States	350,000	29,781,500
	The Procter & Gamble Co.	United States	500,000	62,450,000

				171,438,460

	Energy 5.7%
	Baker Hughes Co., A	United States	614,100	15,739,383
	Chevron Corp.	United States	400,000	48,204,000
	Exxon Mobil Corp.	United States	500,000	34,890,000
	Halliburton Co.	United States	839,165	20,534,367
	Occidental Petroleum Corp.	United States	500,000	20,605,000
	Royal Dutch Shell PLC, A, ADR	United Kingdom	900,000	53,082,000
	Schlumberger Ltd.	United States	225,000	9,045,000
	TC Energy Corp.	Canada	350,000	18,658,500
a	Weatherford International PLC	United States	1,153,568	32,242,226
	The Williams Cos. Inc.	United States	1,200,000	28,464,000

				281,464,476

	Financials 5.2%
	Bank of America Corp.	United States	365,000	12,855,300
	Barclays PLC	United Kingdom	12,500,000	29,740,524
	JPMorgan Chase & Co.	United States	600,000	83,640,000
	MetLife Inc.	United States	535,108	27,274,455
	Morgan Stanley	United States	250,000	12,780,000
	Wells Fargo & Co.	United States	1,665,000	89,577,000

				255,867,279

	Health Care 7.0%
	AstraZeneca PLC	United Kingdom	700,000	70,525,637
	Bayer AG	Germany	311,750	25,455,253
	Bristol-Myers Squibb Co.	United States	1,000,000	64,190,000
	CVS Health Corp.	United States	520,000	38,630,800
	Johnson & Johnson	United States	230,000	33,550,100
	Merck & Co. Inc.	United States	700,000	63,665,000
	Pfizer Inc.	United States	1,300,000	50,934,000

				346,950,790

FI-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Industrials 1.5%
	3M Co.	United States	250,000	$44,105,000
	The Boeing Co.	United States	36,300	11,825,088
	Cummins Inc.	United States	100,000	17,896,000

				73,826,088

	Information Technology 2.9%
	Applied Materials Inc.	United States	286,000	17,457,440
	Cisco Systems Inc.	United States	300,000	14,388,000
	Intel Corp.	United States	414,307	24,796,274
	International Business Machines Corp.	United States	109,976	14,741,183
	Lam Research Corp.	United States	70,000	20,468,000
	Microchip Technology Inc.	United States	150,000	15,708,000
	Texas Instruments Inc.	United States	276,000	35,408,040

				142,966,937

	Materials 2.0%
	BASF SE	Germany	700,000	52,870,761
	Rio Tinto PLC, ADR	Australia	800,000	47,488,000

				100,358,761

	Real Estate 0.6%
	Host Hotels & Resorts Inc.	United States	1,500,000	27,825,000

	Utilities 6.1%
	Dominion Energy Inc.	United States	1,036,638	85,854,359
	Duke Energy Corp.	United States	577,500	52,673,775
	Sempra Energy	United States	275,000	41,657,000
	The Southern Co.	United States	1,560,000	99,372,000
	Xcel Energy Inc.	United States	400,000	25,396,000

				304,953,134

	Total Common Stocks (Cost $1,462,457,605)			1,889,718,120

b	Equity-Linked Securities 10.4%
	Communication Services 0.9%
c	Goldman Sachs International into Alphabet Inc., 7.00%, A, 144A	United States	35,000	42,756,839

	Consumer Discretionary 1.5%
c	JPMorgan Chase Bank NA into Target Corp., 9.00%, 144A	United States	250,000	29,212,042
c	JPMorgan Chase Financial Co. LLC into Amazon.com Inc., 9.00%, 144A	United States	25,000	46,049,372

				75,261,414

	Financials 2.6%
c	Barclays Bank PLC into Bank of America Corp., 8.50%, 144A	United States	600,000	20,578,525
c	Credit Suisse AG into Bank of America Corp., 7.00%, 144A	United States	750,000	24,894,809
c	Merrill Lynch International & Co. CV into Wells Fargo &Co., 8.00%, 144A	United States	775,000	40,789,631
c	UBS AG London into MetLife Inc., 7.50%, 144A	United States	800,000	41,931,074

				128,194,039

	Health Care 0.5%
c	UBS AG London into CVS Health Corp., 8.50%, 144A	United States	400,000	26,996,955

Annual Report	FI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Shares	Value

b	Equity-Linked Securities (continued)

	Information Technology 4.9%
c	Credit Suisse AG London into Analog Devices Inc., 7.50%, 144A	United States	260,000	$29,858,291
c	JPMorgan Chase Bank NA into Apple Inc., 7.00% , 144A	United States	450,000	102,439,065
c	Royal Bank of Canada into Intel Corp., 8.00%, 144A	United States	1,100,000	58,465,881
c	UBS AG London into Texas Instruments Inc., 8.50%, 144A	United States	400,000	52,106,747

				242,869,984

	Total Equity-Linked Securities (Cost $467,531,300)			516,079,231

	Convertible Preferred Stocks 2.3%

	Financials 1.4%
	Bank of America Corp., 7.25%, cvt. pfd., L	United States	34,600	50,135,400
a	FNMA, 5.375%, cvt. pfd.	United States	475	19,118,199

				69,253,599

	Information Technology 0.6%
	Broadcom Inc., 8.00%, cvt. pfd., A	United States	25,000	29,449,250

	Utilities 0.3%
	The Southern Co., 6.75%, cvt. pfd	United States	280,000	15,092,000

	Total Convertible Preferred Stocks (Cost $104,397,102)			113,794,849

	Preferred Stocks (Cost $15,000,000) 0.3%

	Financials 0.3%
	JPMorgan Chase & Co., 6.00%, pfd., EE	United States	600,000	16,884,000

			Principal Amount*

	Corporate Bonds 35.3%

	Communication Services 4.9%
	AMC Entertainment Holdings Inc., senior sub. note, 5.875%, 11/15/26	United States	$5,600,000	5,060,006
	AT&T Inc., senior bond, 4.125%, 2/17/26	United States	12,000,000	13,004,642
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 5.125%, 2/15/23	United States	10,000,000	10,124,900
	senior bond, 5.75%, 1/15/24	United States	1,352,000	1,379,601
	[c] senior bond, 144A, 5.50%, 5/01/26	United States	10,000,000	10,560,725
	DISH DBS Corp.,
	senior bond, 5.875%, 7/15/22	United States	27,000,000	28,668,060
	senior bond, 5.00%, 3/15/23	United States	21,000,000	21,595,140
	senior note, 5.875%, 11/15/24	United States	9,400,000	9,625,224
	Netflix Inc., senior bond, 4.875%, 4/15/28	United States	22,000,000	22,906,950
	Sprint Communications Inc.,
	senior bond, 11.50%, 11/15/21	United States	30,000,000	34,329,600
	senior note, 7.00%, 8/15/20	United States	7,500,000	7,668,000
	senior note, 6.00%, 11/15/22	United States	6,300,000	6,618,339
	Sprint Corp.,
	senior bond, 7.875%, 9/15/23	United States	12,500,000	13,817,688
	senior bond, 7.125%, 6/15/24	United States	8,200,000	8,862,847
	senior note, 7.625%, 3/01/26	United States	7,500,000	8,284,875

FI-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Communication Services (continued)
c	Sprint Spectrum Co. LLC, senior secured bond, first lien, 144A, 5.152%, 9/20/29	United States	$16,000,000	$17,485,560
c	Univision Communications Inc.,
	senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	15,000,000	15,000,000
	senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	7,140,000	7,077,525

				242,069,682

	Consumer Discretionary 1.8%
c	24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	10,000,000	4,628,120
	Ford Motor Co., senior note, 4.346%, 12/08/26	United States	18,500,000	19,112,730
	General Motors Co., senior bond, 5.15%, 4/01/38	United States	16,000,000	16,359,553
c	Golden Nugget Inc., senior note, 144A, 6.75%, 10/15/24	United States	5,000,000	5,187,450
c	Shea Homes LP/Shea Homes Funding Corp.,
	senior bond, 144A, 6.125%, 4/01/25	United States	10,000,000	10,379,150
	senior note, 144A, 5.875%, 4/01/23	United States	10,000,000	10,216,650
c	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
	senior bond, 144A, 5.50%, 3/01/25	United States	13,200,000	14,173,368
	senior bond, 144A, 5.25%, 5/15/27	United States	10,000,000	10,637,500

				90,694,521

	Consumer Staples 1.1%
	BAT Capital Corp.,
	senior note, 3.222%, 8/15/24	United Kingdom	10,000,000	10,226,546
	senior note, 3.557%, 8/15/27	United Kingdom	20,000,000	20,413,687
	Kraft Heinz Foods Co., senior bond, 4.625%, 1/30/29	United States	13,000,000	14,295,442
c	Post Holdings Inc.,
	senior bond, 144A, 5.00%, 8/15/26	United States	7,500,000	7,935,750
	senior bond, 144A, 5.625%, 1/15/28	United States	2,500,000	2,698,375

				55,569,800

	Energy 5.5%
c	Ascent Resources Utica Holdings LLC/ARU Finance Corp., senior note, 144A, 10.00%, 4/01/22	United States	3,000,000	2,991,371
	Calumet Specialty Products Partners LP/Calumet Finance Corp.,
	[d] senior note, 7.625%, 1/15/22	United States	8,000,000	8,022,496
	[d] senior note, 7.75%, 4/15/23	United States	2,000,000	2,000,830
	[c] senior note, 144A, 11.00%, 4/15/25	United States	28,500,000	31,064,715
	Chesapeake Energy Corp.,
	[c] second lien, 144A, 11.50%, 1/01/25	United States	81,444,000	77,168,190
	senior note, 7.00%, 10/01/24	United States	21,000,000	12,704,790
c	CNX Resources Corp., senior note, 144A, 7.25%, 3/14/27	United States	8,000,000	7,017,800
	HighPoint Operating Corp.,
	senior bond, 7.00%, 10/15/22	United States	17,937,000	17,090,589
	senior note, 8.75%, 6/15/25	United States	26,600,000	24,339,000
	Kinder Morgan Inc.,
	senior bond, 7.75%, 1/15/32	United States	22,000,000	30,253,383
	[c] senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	6,400,000	7,082,146
c	Weatherford International Ltd., senior note, 144A, 11.00%, 12/01/24	United States	49,344,000	53,476,560

				273,211,870

Annual Report	FI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Financials 3.9%
	Bank of America Corp.,
	[e] junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	$8,000,000	$8,916,120
	[e] junior sub. bond, X, 6.25% to 9/05/24, FRN thereafter, Perpetual	United States	6,000,000	6,671,790
	senior bond, 3.419% to 12/20/27, FRN thereafter, 12/20/28	United States	10,000,000	10,495,330
	Capital One Financial Corp., senior sub. note, 4.20%, 10/29/25	United States	15,500,000	16,727,689
	Citigroup Inc.,
	[e] junior sub. bond, O, 5.875% to 3/27/20, FRN thereafter, Perpetual	United States	25,000,000	25,133,625
	sub. bond, 4.125%, 7/25/28	United States	18,500,000	20,181,935
	The Goldman Sachs Group Inc., senior note, 3.272% to 9/29/24, FRN thereafter, 9/29/25	United States	15,500,000	16,043,206
	HSBC Holdings PLC, senior note, 4.292% to 9/12/25, FRN thereafter, 9/12/26	United Kingdom	28,500,000	30,811,762
e	JPMorgan Chase & Co.,
	[f] junior sub. bond, FRN, 5.406%, (3-month USD LIBOR + 3.47%), Perpetual	United States	19,559,000	19,764,761
	junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	3,200,000	3,438,288
e	Morgan Stanley, junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	7,300,000	7,446,511
	Prudential Financial Inc., junior sub. bond, 5.70% to 9/15/28, FRN thereafter, 9/15/48	United States	17,000,000	19,448,340
e	Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	6,600,000	7,190,931

				192,270,288

	Health Care 14.1%
	Allergan Funding SCS, senior bond, 3.80%, 3/15/25	United States	17,000,000	17,830,059
c	Bausch Health Cos. Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	9,400,000	9,731,961
	senior note, 144A, 5.50%, 3/01/23	United States	15,000,000	15,118,725
	senior note, 144A, 5.875%, 5/15/23	United States	13,564,000	13,691,162
	senior note, 144A, 9.00%, 12/15/25	United States	5,000,000	5,698,500
	senior note, first lien, 144A, 7.00%, 3/15/24	United States	4,500,000	4,689,383
	senior secured note, first lien, 144A, 6.50%, 3/15/22	United States	3,000,000	3,071,250
	senior secured note, first lien, 144A, 5.50%, 11/01/25	United States	35,000,000	36,647,975
c	Bayer U.S. Finance II LLC, senior note, 144A, 4.25%, 12/15/25	Germany	15,000,000	16,183,515
c	Bristol-Myers Squibb Co.,
	senior bond, 144A, 3.40%, 7/26/29	United States	8,000,000	8,556,359
	senior bond, 144A, 4.25%, 10/26/49	United States	8,000,000	9,480,790
	CHS/Community Health Systems Inc.,
	[c] senior note, 144A, 9.875%, 6/30/23	United States	101,596,000	88,684,672
	[c] senior note, 144A, 8.125%, 6/30/24	United States	42,388,000	34,863,706
	[c] senior note, 144A, 8.00%, 12/15/27	United States	38,674,000	39,157,425
	[c] senior note, 144A, 6.875%, 4/01/28	United States	92,000,000	52,783,160
	[c] senior secured note, 144A, 8.00%, 3/15/26	United States	15,500,000	15,994,047
	senior secured note, first lien, 6.25%, 3/31/23	United States	39,000,000	39,682,500
	Cigna Corp., senior note, 3.75%, 7/15/23	United States	20,000,000	20,978,484
	CVS Health Corp.,
	senior bond, 4.30%, 3/25/28	United States	8,000,000	8,737,004
	senior bond, 5.05%, 3/25/48	United States	3,900,000	4,615,118
	senior note, 4.10%, 3/25/25	United States	5,100,000	5,473,858

FI-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Health Care (continued)
DaVita Inc.,
senior bond, 5.125%, 7/15/24	United States	$5,000,000	$5,135,425
senior bond, 5.00%, 5/01/25	United States	4,000,000	4,123,340
[c] Endo DAC/Endo Finance LLC/Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	6,300,000	4,266,297
senior note, 144A, 6.00%, 7/15/23	United States	10,000,000	7,249,900
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	7,500,000	8,304,338
senior note, 7.50%, 2/15/22	United States	25,000,000	27,669,500
senior secured note, first lien, 5.00%, 3/15/24	United States	10,400,000	11,370,760
[c] Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
senior note, 144A, 4.875%, 4/15/20	United States	5,800,000	4,484,514
senior note, 144A, 5.75%, 8/01/22	United States	12,100,000	5,142,500
senior note, 144A, 5.625%, 10/15/23	United States	11,800,000	4,518,397
senior note, 144A, 5.50%, 4/15/25	United States	10,000,000	3,575,000
Mylan NV, senior note, 3.95%, 6/15/26	United States	10,000,000	10,433,821
[c] Par Pharmaceutical Inc., senior secured note, 144A, 7.50%, 4/01/27	United States	8,500,000	8,478,962
Tenet Healthcare Corp.,
secured note, second lien, 5.125%, 5/01/25	United States	2,500,000	2,581,250
senior note, 8.125%, 4/01/22	United States	27,600,000	30,581,628
senior note, 6.75%, 6/15/23	United States	58,200,000	64,066,269
senior note, 7.00%, 8/01/25	United States	12,175,000	12,867,514
[c] senior note, second lien, 144A, 6.25%, 2/01/27	United States	29,000,000	31,247,500

			697,766,568

Industrials 0.8%
[c] Ashtead Capital Inc., second lien, 144A, 4.25%, 11/01/29	United Kingdom	4,500,000	4,606,875
United Rentals North America Inc., senior bond, 4.875%, 1/15/28	United States	20,000,000	20,861,600
United Technologies Corp., senior note, 3.95%, 8/16/25.	United States	15,000,000	16,362,088

			41,830,563

Information Technology 0.3%
[c] CommScope Inc., senior bond, 144A, 5.50%, 6/15/24	United States	10,000,000	10,150,100
NCR Corp., senior note, 6.375%, 12/15/23	United States	4,212,000	4,326,082

			14,476,182

Materials 1.5%
[c] Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	9,665,000	9,959,782
DuPont de Nemours Inc., senior note, 4.493%, 11/15/25	United States	10,500,000	11,560,614
[c] FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 5.125%, 5/15/24	Australia	6,700,000	7,168,799
[c] Mauser Packaging Solutions Holding Co.,
secured note, 144A, 5.50%, 4/15/24	United States	10,000,000	10,325,900
senior note, 144A, 7.25%, 4/15/25	United States	23,000,000	22,769,770
[c] Syngenta Finance NV, senior note, 144A, 4.441%, 4/24/23	Switzerland	10,000,000	10,443,243

			72,228,108

Annual Report	FI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Real Estate 0.6%
Equinix Inc., senior bond, 5.375%, 5/15/27.	United States	$11,000,000	$11,966,680
Iron Mountain Inc., senior sub. bond, 5.75%, 8/15/24.	United States	18,000,000	18,247,320

			30,214,000

Utilities 0.8%
Calpine Corp.,
senior note, 5.375%, 1/15/23	United States	20,000,000	20,276,023
senior note, 5.50%, 2/01/24	United States	16,375,000	16,661,399

			36,937,422

Total Corporate Bonds (Cost $1,825,007,981)			1,747,269,004
[f,g] Senior Floating Rate Interests 0.9%
Consumer Discretionary 0.5%
24 Hour Fitness Worldwide Inc., Term Loan, 5.299%, (1-month USD LIBOR + 3.50%), 5/30/25.	United States	13,790,000	10,512,407
Belk Inc., Extended Term Loan B, 8.803%, (3-month USD LIBOR + 6.75%), 7/31/25	United States	18,499,734	13,088,562

			23,600,969

Energy 0.4%
Chesapeake Energy Corp., Class A Loan, 9.928%, (3-month USD LIBOR + 8.00%), 6/23/24	United States	19,000,000	19,629,375

Total Senior Floating Rate Interests (Cost $49,677,378)			43,230,344

U.S. Government and Agency Securities 7.2%
U.S. Treasury Note,
2.25%, 3/31/20	United States	50,000,000	50,071,532
2.50%, 5/31/20	United States	75,000,000	75,260,499
2.50%, 6/30/20	United States	50,000,000	50,213,401
2.375%, 3/15/21	United States	75,000,000	75,652,883
2.75%, 4/30/23	United States	25,000,000	25,893,723
2.75%, 5/31/23	United States	50,000,000	51,821,556
2.875%, 5/31/25	United States	25,000,000	26,460,558

Total U.S. Government and Agency Securities (Cost $349,769,660)			355,374,152

Mortgage-Backed Securities 3.0%
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.1%
FHLMC 30 Year, 4.00%, 9/01/49 - 10/01/49	United States	3,931,050	4,096,606

Federal National Mortgage Association (FNMA) Fixed Rate 0.7%
FNMA 30 Year, 4.00%, 8/01/49 - 1/01/50	United States	30,186,659	31,617,466

Government National Mortgage Association (GNMA) Fixed Rate 2.2%
GNMA II SF 30 Year, 3.50%, 9/20/49 - 11/20/49	United States	47,550,789	49,247,092
GNMA II SF 30 Year, 3.50%, 12/20/49	United States	23,600,000	24,453,659
GNMA II SF 30 Year, 4.00%, 9/20/49 - 12/20/49	United States	35,508,216	37,041,828

Total Mortgage-Backed Securities (Cost $146,694,857)			146,456,651

FI-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

	Country	Shares	Value

Escrows and Litigation Trusts (Cost $62,602) 0.0%
[a,h] Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	1,400,000	$—

	Number of Contracts	Notional Amount
Options Purchased 0.2%
Puts - Exchange-Traded
S&P 500 Index, March Strike Price $2,900.00, Expires 3/20/20	1,000	100,000	1,750,000
S&P 500 Index, September Strike Price $3,000.00, Expires 9/18/20	1,000	100,000	9,520,000

Total Options Purchased (Cost $34,004,076)			11,270,000

Total Investments before Short Term Investments (Cost $4,454,602,561)			4,840,076,351

	Country	Shares
Short Term Investments 1.7%
Money Market Funds (Cost $83,971,136) 1.7%
[i,j] Institutional Fiduciary Trust Money Market Portfolio, 1.26%	United States	83,971,136	83,971,136

[k] Investments from Cash Collateral Received for Loaned Securities 0.0%†
Money Market Funds (Cost $747,000) 0.0%†
[i,j] Institutional Fiduciary Trust Money Market Portfolio, 1.26%	United States	747,000	747,000

		Principal Amount*
Repurchase Agreement (Cost $187,657) 0.0%†
[l] Joint Repurchase Agreement, 1.55%, 1/02/20 (Maturity Value $187,673) BofA Securities Inc. Collateralized by U.S. Treasury Notes, 1.75% - 2.00%, 6/15/22 - 6/30/24 (valued at $191,274)	United States	$187,657	187,657

Total Investments from Cash Collateral Received for Loaned Securities (Cost $934,657)			934,657

Total Investments (Cost $4,539,508,354) 99.5%			4,924,982,144
Other Assets, less Liabilities 0.5%			26,084,987

Net Assets 100.0%			$4,951,067,131

Annual Report	FI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

See Abbreviations on page FI-31.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 1(e) regarding equity-linked securities.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $1,309,600,355, representing 26.5% of net assets.

dA portion or all of the security is on loan at December 31, 2019. See Note 1(f).

ePerpetual security with no stated maturity date.

fThe coupon rate shown represents the rate at period end.

gSee Note 1(g) regarding senior floating rate interests.

hFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

iSee Note 3(e) regarding investments in affiliated management investment companies.

jThe rate shown is the annualized seven-day effective yield at period end.

kSee Note 1(f) regarding securities on loan.

lSee Note 1(c) regarding repurchase agreement.

FI-18	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Franklin Income VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,454,602,561
Cost - Non-controlled affiliates (Note 3e)	84,718,136
Cost - Unaffiliated repurchase agreements	187,657

Value - Unaffiliated issuers+	$4,840,076,351
Value - Non-controlled affiliates (Note 3e)	84,718,136
Value - Unaffiliated repurchase agreements	187,657
Cash	198,633
Receivables:
Investment securities sold	2,535,000
Capital shares sold	2,977,767
Dividends and interest	27,454,974
Other assets	633

Total assets	4,958,149,151

Liabilities:
Payables:
Capital shares redeemed	2,750,725
Management fees	1,878,619
Distribution fees	1,001,502
Payable upon return of securities loaned	934,657
Accrued expenses and other liabilities	516,517

Total liabilities	7,082,020

Net assets, at value	$4,951,067,131

Net assets consist of:
Paid-in capital	$4,318,916,349
Total distributable earnings (losses)	632,150,782

Net assets, at value	$4,951,067,131

Class 1:
Net assets, at value	$309,329,668

Shares outstanding.	18,719,960

Net asset value and maximum offering price per share	$16.52

Class 2:
Net assets, at value	$4,318,155,959

Shares outstanding.	271,348,136

Net asset value and maximum offering price per share	$15.91

Class 4:
Net assets, at value	$ 323,581,504

Shares outstanding.	19,831,473

Net asset value and maximum offering price per share	$16.32

+Includes securities loaned	$884,317

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Franklin Income VIP Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$77,022,504
Non-controlled affiliates (Note 3e)	2,711,159
Interest:
Unaffiliated issuers	166,530,732
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	30,912
Non-controlled affiliates (Note 3e)	27,098

Total investment income	246,322,405

Expenses:
Management fees (Note 3a)	23,173,719
Distribution fees: (Note 3c)
Class 2	10,790,993
Class 4	1,095,119
Custodian fees (Note 4)	54,743
Reports to shareholders	428,371
Professional fees[a]	(226,875)
Trustees’ fees and expenses	30,668
Other	125,030

Total expenses	35,471,768
Expense reductions (Note 4)	(52,296)
Expenses waived/paid by affiliates (Note 3e)	(514,740)

Net expenses	34,904,732

Net investment income	211,417,673

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	37,328,890
Written options	2,885,179
Foreign currency transactions	(166,248)

Net realized gain (loss)	40,047,821

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	514,968,335
Translation of other assets and liabilities denominated in foreign currencies	504

Net change in unrealized appreciation (depreciation)	514,968,839

Net realized and unrealized gain (loss)	555,016,660

Net increase (decrease) in net assets resulting from operations	$766,434,333

*Foreign taxes withheld on dividends	$1,410,045
aIncludes unaffiliated reimbursement of legal fees incurred in connection with certain fund holdings.

FI-20	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Income VIP Fund

	Year Ended December 31,
	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$211,417,673	$235,338,694
Net realized gain (loss)	40,047,821	351,140,755
Net change in unrealized appreciation (depreciation)	514,968,839	(809,608,127)

Net increase (decrease) in net assets resulting from operations	766,434,333	(223,128,678)

Distributions to shareholders:
Class 1	(26,604,329)	(34,377,723)
Class 2	(301,656,285)	(227,495,537)
Class 4	(21,101,452)	(14,948,805)

Total distributions to shareholders	(349,362,066)	(276,822,065)

Capital share transactions: (Note 2)
Class 1	(360,324,820)	(62,663,457)
Class 2	(103,843,936)	(543,422,123)
Class 4	4,153,985	(11,817,756)

Total capital share transactions	(460,014,771)	(617,903,336)

Net increase (decrease) in net assets	(42,942,504)	(1,117,854,079)
Net assets:
Beginning of year	4,994,009,635	6,111,863,714

End of year	$4,951,067,131	$4,994,009,635

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Income VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally,

FI-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2019.

Annual Report	FI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

1.   Organization and Significant Accounting

Policies (continued)

d.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

The Fund purchased or wrote exchange traded option contracts primarily to gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

e.   Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

f.   Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

g.   Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the

FI-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

h.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

i.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date.

Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

j.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is

Annual Report	FI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

k.  Guarantees and Indemnifications (continued)

unknown as this would involve future claims that may be

made against the Trust that have not yet occurred. Currently,

the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,872,752	$30,211,199	1,947,322	$31,806,598
Shares issued in reinvestment of distributions	1,709,790	26,604,329	2,128,651	34,377,723
Shares redeemed	(25,004,206)	(417,140,348)	(7,908,010)	(128,847,778)

Net increase (decrease)	(21,421,664)	$(360,324,820)	(3,832,037)	$(62,663,457)

Class 2 Shares:
Shares sold	16,435,568	$256,969,286	11,659,052	$185,115,657
Shares issued in reinvestment of distributions	20,097,021	301,656,285	14,573,705	227,495,537
Shares redeemed	(42,487,994)	(662,469,507)	(60,726,257)	(956,033,317)

Net increase (decrease)	(5,955,405)	$(103,843,936)	(34,493,500)	$(543,422,123)

Class 4 Shares:
Shares sold	2,582,430	$41,387,759	2,953,880	$48,028,259
Shares issued in reinvestment of distributions	1,370,224	21,101,452	934,885	14,948,805
Shares redeemed	(3,658,374)	(58,335,226)	(4,625,977)	(74,794,820)

Net increase (decrease)	294,280	$4,153,985	(737,212)	$(11,817,756)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FI-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended December 31, 2019, the gross effective investment management fee rate was 0.455% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income
Non-Controlled Affiliates
								Dividends
Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$157,193,174	$1,445,763,458	$(1,518,985,496)	$ —	$ —	$83,971,136	83,971,136	$2,711,159

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

3.  Transactions with Affiliates (continued)

e.  Investments in Affiliated Management Investment Companies (continued)

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income
Non-Controlled Affiliates (continued)
								Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$1,099,000	$82,069,000	$(82,421,000)	$—	$—	$747,000	747,000	$27,098

Total Affiliated Securities	$158,292,174	$1,527,832,458	$(1,601,406,496)	$—	$—	$84,718,136		$2,738,257

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$268,440,004	$276,822,065
Long term capital gain	80,922,062	—

	$349,362,066	$276,822,065

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$4,539,905,082

Unrealized appreciation	$748,366,284
Unrealized depreciation	(363,289,222)

Net unrealized appreciation (depreciation)	$385,077,062

Distributable earnings:
Undistributed ordinary income	$249,420,965
Undistributed long term capital gains	3,475,287

Total distributable earnings	$252,896,252

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of equity-linked securities, foreign currency transactions and wash sales.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $1,235,622,655 and $1,795,514,964, respectively.

At December 31, 2019, in connection with securities lending transactions, the Fund loaned corporate bonds and received $934,657 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Credit Risk

At December 31, 2019, the Fund had 26.7% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Other Derivative Information

At December 31, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$11,270,000	[a]	Options written, at value	$ —

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the year ended December 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Equity contracts	Investments	$ —	Investments	$(22,734,076)[a]

	Written options	2,885,179	Written options	—

Totals		$2,885,179		$(22,734,076)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the average month end notional amount of options represented 378,731 shares.

See Note 1(d) regarding derivative financial instruments.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Financials	$322,886,679	$19,118,199	$—		$342,004,878
All Other Equity Investments	1,678,392,091	—	—		1,678,392,091
Equity-Linked Securities	—	516,079,231	—		516,079,231
Corporate Bonds	—	1,747,269,004	—		1,747,269,004
Senior Floating Rate Interests	—	43,230,344	—		43,230,344
U.S. Government and Agency Securities	—	355,374,152	—		355,374,152
Mortgage-Backed Securities	—	146,456,651	—		146,456,651
Escrows and Litigation Trusts	—	—	—	[c]	—
Options Purchased	11,270,000	—	—		11,270,000
Short Term Investments	84,718,136	187,657	—		84,905,793

Total Investments in Securities	$2,097,266,906	$2,827,715,238	$—		$4,924,982,144

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred and convertible preferred stocks.

cIncludes securities determined to have no value at December 31, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

11.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Currency		Selected Portfolio

USD	United States Dollar	ADR	American Depositary Receipt

		FNMA	Federal National Mortgage Association

		FRN	Floating Rate Note

		LIBOR	London InterBank Offered Rate

Annual Report	FI-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Income VIP Fund (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Income VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $80,922,062 as a long term capital gain dividend for the fiscal year ended December 31, 2019.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 20.62% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2019.

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Franklin Large Cap Growth VIP Fund

This annual report for Franklin Large Cap Growth VIP Fund covers the fiscal year ended December 31, 2019.

Class 1 Performance Summary as of December 31, 2019

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/19	1-Year	5-Year	10-Year
Average Annual Total Return	+34.98%	+12.29%	+12.44%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/10–12/31/19)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN LARGE CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large-capitalization companies. For this Fund, large-capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. Investments in foreign securities may involve special risks including currency fluctuations and economic and political uncertainty. Smaller or midsized companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the S&P 500, posted a +31.49% total return.2

Economic and Market Overview

U.S. equities, as measured by the S&P 500, posted strong returns during the reporting period, driven by the U.S. Federal Reserve’s (Fed’s) monetary policy easing, solid domestic economic growth and diminished concerns about the global economy and trade relations. Stocks gained sharply early in the year and experienced heightened volatility in May and September before reaching record price

Portfolio Composition

Based on Total Net Assets as of 12/31/19

highs near the end of 2019. The decline in market volatility reflected many market participants’ shift from growth concerns to a more optimistic outlook.

The Fed provided a substantial boost to equity markets early in the reporting period as it shifted to a more accommodative monetary policy. In January 2019, the Fed signaled the end of its tightening cycle and cut the federal funds rate three times thereafter, lowering it to a range of 1.50%–1.75%. Stocks responded positively to the interest-rate cuts and gained further in December 2019 after the Fed indicated it would likely leave interest rates unchanged in 2020.

Solid U.S. economic growth also supported equities, as healthy consumer spending and a strong labor market kept the economy afloat. The unemployment rate fell during the year, reaching 3.5% in September, November and December

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN LARGE CAP GROWTH VIP FUND

2019, the lowest recorded unemployment rate in 50 years.3 Wages also grew, albeit at a moderate pace, and inflation remained persistently low. In addition, deficit spending by the U.S. government boosted current growth at the expense of long-term debt. Despite the strength in the consumer sector, some parts of the economy struggled, particularly heavy industry. Annual industrial production contracted late in the reporting period, manufacturing output stalled and capital spending declined.

International and trade developments also impacted U.S. stocks during the period. Investors were concerned about slowing global growth and the impact it might have on U.S. equities, but some market participants’ predictions of a global recession did not materialize as growth proved resilient amid a series of interest-rate cuts by many central banks. The trade war between the U.S. and China was a dominant theme over the period, and stocks fluctuated as many investors responded to the latest developments, both positive and negative. However, by period-end, markets were reassured by a phase one trade agreement between the two countries, which lowered certain tariffs and addressed some of the principal areas of conflict.

Investment Strategy

We are a research driven, fundamental investor, pursuing a growth strategy. As a bottom-up investor focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation.

Manager’s Discussion

Looking back on the key factors affecting the Fund’s returns during the 12 months under review, we would like to remind shareholders that our investment strategy is primarily bottom-up and driven by individual stock selection. However, we recognize that a sector-based discussion can be a helpful way to organize a portfolio review of key performance drivers. We employed our long-held strategy: bottom-up, individual company, fundamental research aimed at opportunistically finding what we believed to be outstanding large-capitalization companies across all sectors, at valuations we believed understated their fair worth, with future growth potential being a key driver of estimated worth.

Top 10 Holdings

12/31/19

Company Sector/Industry	% of Total Net Assets
Amazon.com Inc. Consumer Discretionary	7.3%
Microsoft Corp. Information Technology	6.4%
Mastercard Inc. Information Technology	5.9%
Visa Inc. Information Technology	4.7%
Alphabet Inc. Communication Services	3.3%
ServiceNow Inc. Information Technology	3.0%
Apple Inc. Information Technology	3.0%
CoStar Group Inc. Industrials	2.9%
SBA Communications Corp. Real Estate	2.8%
UnitedHealth Group Inc. Health Care	2.6%

During the period under review, stock selection in the health care and industrials sectors contributed to relative results, as did an overweight in information technology (IT).

In health care, Nevro (not part of the Index) contributed to relative results. The pain management medical device company’s stock rose after the appointment of a new chief executive officer and the release of encouraging earnings reports, which included management raising guidance for 2019 and optimistic comments about prospects in 2020. We believe the company’s pipeline of new products has the potential to further grow revenues and improve profitability over time. Other contributors included off-benchmark positions in clinical stage biopharmaceutical firm Reata Pharmaceuticals and cancer-focused biopharmaceutical company Array BioPharma (not held at period-end).

In industrials, real estate information and marketing service provider CoStar Group (not part of the Index) helped relative performance. The company reported strong earnings and gave impressive short- and long-term guidance. We continue to consider CoStar a high-quality growth business led by a

3. Source: Bureau of Labor Statistics.

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FRANKLIN LARGE CAP GROWTH VIP FUND

management team focused on furthering the company’s competitive advantage and creating substantial shareholder value.

In IT, financial technology company Mastercard contributed to relative results. Mastercard reported solid quarterly earnings throughout 2019, with net revenues coming in slightly ahead of consensus, and modestly increased guidance late in the year. The company announced new partnerships with major companies throughout the period, including flipping a major outdoor retailer from competing payments company Visa (also a Fund holding). Growth accelerated or was steady in all regions. Cloud-based enterprise workflow management provider ServiceNow and Visa were relative contributors as well.

Elsewhere, index and portfolio risk and performance analytics provider MSCI helped relative performance.

In contrast, stock selection detracted from relative results in the consumer discretionary sector. Leading e-commerce company Amazon.com posted a positive return that lagged the benchmark, detracting from relative performance. Athletic apparel wear company UnderArmour also detracted.

Elsewhere, medical device manufacturer ABIOMED (not held at period-end) and cannabinoid-based biopharmaceutical company GW Pharmaceuticals (not part of the Index) detracted from relative performance. Shares of ABIOMED declined after the company was forced to cut guidance after the U.S. Food and Drug Administration (FDA) issued a letter in February 2019 expressing concern about the safety of the Impella RP heart pump. The FDA issued a correction later in the year that stated the pump was safe. GW Pharmaceuticals shares declined due to near-term concerns about sales of the company’s leading epilepsy treatment, Epidiolex. We believe investors had unrealistic expectations, and that the drug has solid new patient numbers and is well-positioned to grow as the company begins to target physicians who specialize in epileptic disorders. Our underweighted position in technology company Apple also hurt relative results. The company’s stock rose on decent to solid earnings reports, accelerating wearable revenue and moderating iPhone revenue declines. Apple also started offering bundled services to iPhone purchasers, which we believe should increase user interaction with the company’s ecosystem as a whole. Off-benchmark positions in education technology company 2U (not held at period-end) and remote dentistry services provider SmileDirectClub (not held at period-end) detracted as well.

Thank you for your participation in Franklin Large Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LARGE CAP GROWTH VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/191, [2]	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/191, [2]	Net Annualized Expense Ratio[2]

Class 1	$1,000	$1,066.10	$4.37	$1,020.97	$4.28	0.84%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	FLG-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Large Cap Growth VIP Fund

	Year Ended December 31,

	2019		2018		2017	2016		2015

Class 1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$19.19		$20.93		$17.85	$18.42		$23.26

Income from investment operations[a]:

Net investment income (loss)[b]	(0.06)		(0.04)		(0.03)	(0.04)		(0.06)

Net realized and unrealized gains (losses)	6.51		0.03		4.91	(0.26)		1.56

Total from investment operations	6.45		(0.01)		4.88	(0.30)		1.50

Less distributions from:

Net investment income	—		—		(0.20)	—		(0.13)

Net realized gains	(2.91)		(1.73)		(1.60)	(0.27)		(6.21)

Total distributions	(2.91)		(1.73)		(1.80)	(0.27)		(6.34)

Net asset value, end of year	$22.73		$19.19		$20.93	$17.85		$18.42

Total return[c]	34.98%		(1.24)%		28.38%	(1.49)%		5.89%

Ratios to average net assets

Expenses	0.84%	[d,e]	0.85%	[d]	0.87%[d]	0.80%[d]		0.78%

Net investment income (loss)	(0.25)%		(0.17)%		(0.14)%	(0.19)%		(0.27)%

Supplemental data

Net assets, end of year (000’s)	$1,350		$1,040		$1,092	$883		$47,864

Portfolio turnover rate	17.01%		21.93%		24.96%	36.26%	[f]	23.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind.

FLG-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Large Cap Growth VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$18.70	$20.48	$17.48	$18.09	$22.94

Income from investment operations[a]:

Net investment income (loss)[b]	(0.11)	(0.09)	(0.08)	(0.08)	(0.11)

Net realized and unrealized gains (losses)	6.32	0.04	4.81	(0.26)	1.54

Total from investment operations	6.21	(0.05)	4.73	(0.34)	1.43

Less distributions from:

Net investment income	—	—	(0.13)	—	(0.07)

Net realized gains	(2.91)	(1.73)	(1.60)	(0.27)	(6.21)

Total distributions	(2.91)	(1.73)	(1.73)	(0.27)	(6.28)

Net asset value, end of year	$22.00	$18.70	$20.48	$17.48	$18.09

Total return[c]	34.58%	(1.47)%	28.11%	(1.79)%	5.62%

Ratios to average net assets

Expenses	1.09%[d,e]	1.10%[d]	1.12%[d]	1.05%[d]	1.03%

Net investment income (loss)	(0.50)%	(0.42)%	(0.39)%	(0.44)%	(0.52)%

Supplemental data

Net assets, end of year (000’s)	$114,170	$100,435	$118,875	$113,028	$223,807

Portfolio turnover rate	17.01%	21.93%	24.96%	36.26%[f]	23.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	FLG-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2019

Franklin Large Cap Growth VIP Fund

		Shares	Value

	Common Stocks 99.2%

	Communication Services 7.1%
a	Alphabet Inc., A	2,839	$3,802,528
a	Facebook Inc., A	6,063	1,244,431
a	Liberty Broadband Corp., C	11,340	1,426,005
	The Walt Disney Co.	12,215	1,766,655

			8,239,619

	Consumer Discretionary 10.6%
a	Amazon.com Inc.	4,539	8,387,346
	Aptiv PLC	8,932	848,272
a	Chipotle Mexican Grill Inc.	739	618,624
	Levi Strauss & Co., A	24,521	473,010
	NIKE Inc., B	5,748	582,330
a,b	Peloton Interactive Inc., A	19,200	545,280
a	Under Armour Inc., A	34,033	735,113

			12,189,975

	Consumer Staples 3.0%
	Constellation Brands Inc., A	5,557	1,054,441
	Lamb Weston Holdings Inc.	13,836	1,190,311
a	Monster Beverage Corp.	10,421	662,255
a	Nomad Foods Ltd. (United Kingdom)	27,598	617,367

			3,524,374

	Energy 0.5%
	Diamondback Energy Inc.	6,407	594,954

	Financials 6.8%
	The Charles Schwab Corp.	25,528	1,214,112
	Intercontinental Exchange Inc.	17,135	1,585,844
	MarketAxess Holdings Inc.	2,914	1,104,727
	MSCI Inc.	7,789	2,010,964
	S&P Global Inc.	7,045	1,923,637

			7,839,284

	Health Care 16.1%
	AstraZeneca PLC, ADR (United Kingdom)	8,893	443,405
a	Edwards Lifesciences Corp.	8,656	2,019,358
a	Elanco Animal Health Inc.	15,536	457,535
a	Guardant Health Inc.	7,625	595,817
a	GW Pharmaceuticals PLC, ADR (United Kingdom)	8,488	887,505
a	Heron Therapeutics Inc.	67,906	1,595,791
a	IDEXX Laboratories Inc.	3,350	874,785
a	Illumina Inc.	3,213	1,065,881
a	Intuitive Surgical Inc.	2,064	1,220,134
a	Nevro Corp.	12,486	1,467,604
a	PTC Therapeutics Inc.	7,689	369,303
a	Reata Pharmaceuticals Inc.	3,873	791,757
a	Sage Therapeutics Inc.	3,778	272,734
	UnitedHealth Group Inc.	10,373	3,049,455

FLG-8	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Large Cap Growth VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)

	Health Care (continued)
a	Veeva Systems Inc.	12,221	$1,719,006
	West Pharmaceutical Services Inc.	11,736	1,764,273

			18,594,343

	Industrials 11.7%
	The Boeing Co.	2,132	694,520
a	CoStar Group Inc.	5,552	3,321,761
	Honeywell International Inc.	7,149	1,265,372
a	IHS Markit Ltd.	19,940	1,502,479
	Raytheon Co.	6,690	1,470,061
	Roper Technologies Inc.	3,852	1,364,494
	Stanley Black & Decker Inc.	4,758	788,591
	TransUnion	6,864	587,627
	Union Pacific Corp.	1,282	231,773
a	Univar Solutions Inc.	27,062	655,983
	Verisk Analytics Inc.	11,092	1,656,479

			13,539,140

	Information Technology 39.1%
a	Adobe Inc.	7,996	2,637,161
	Analog Devices Inc.	7,324	870,384
	Apple Inc.	11,783	3,460,078
a	Autodesk Inc.	3,751	688,159
a	Bill.Com Holdings Inc.	900	34,245
a	Black Knight Inc.	9,576	617,461
a	Fiserv Inc.	10,685	1,235,507
a	InterXion Holding NV (Netherlands)	17,047	1,428,709
	Intuit Inc.	2,158	565,245
	Mastercard Inc., A	23,009	6,870,257
	Microsoft Corp.	46,928	7,400,546
	Monolithic Power Systems	6,554	1,166,743
	NVIDIA Corp.	6,481	1,524,979
a	PayPal Holdings Inc.	12,536	1,356,019
a	PTC Inc.	12,000	898,680
a	salesforce.com Inc.	7,491	1,218,336
a	ServiceNow Inc.	12,267	3,463,219
a	Synopsys Inc.	2,061	286,891
a	Twilio Inc., A	11,437	1,124,028
	Visa Inc., A	28,863	5,423,358
a	Workday Inc., A	6,934	1,140,296
	Xilinx Inc.	5,861	573,030
a	Zendesk Inc.	15,879	1,216,808

			45,200,139

	Materials 0.6%
a	Ingevity Corp.	7,436	649,758

Annual Report	FLG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Large Cap Growth VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)

	Real Estate 3.7%
	American Tower Corp.	4,316	$991,903
	SBA Communications Corp., A	13,433	3,237,219

			4,229,122

	Total Common Stocks (Cost $52,250,907)		114,600,708

		Principal Amount

	Short Term Investments 1.4%

	Repurchase Agreements (Cost $1,093,408) 1.0%
c	Joint Repurchase Agreement, 1.536%, 1/02/20 (Maturity Value $1,093,501)
	BNP Paribas Securities Corp. (Maturity Value $599,610)
	Deutsche Bank Securities Inc. (Maturity Value $194,086)
	HSBC Securities (USA) Inc. (Maturity Value $299,805)
	Collateralized by U.S. Treasury Notes, 1.375% - 2.75%, 9/30/20 - 10/31/24; and U.S. Treasury Notes, Index Linked, 0.125%, 1/15/23 (valued at $1,115,894)	$1,093,408	1,093,408

		Shares
d	Investments from Cash Collateral Received for Loaned Securities 0.4%
	Money Market Funds (Cost $411,000) 0.3%
e,f	Institutional Fiduciary Trust Money Market Portfolio, 1.26%	411,000	411,000

		Principal Amount
	Repurchase Agreement 0.1%
c	Joint Repurchase Agreement, 1.55%, 01/02/20 (Maturity Value $103,299)
	BofA Securities Inc.
	Collateralized by U.S. Treasury Note, 1.75% - 2.00%, 6/15/22 - 6/30/24 (valued at $105,365)	$103,299	103,299

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $514,299)		514,299

	Total Investments (Cost $53,858,614) 100.6%		116,208,415
	Other Assets, less Liabilities (0.6)%		(687,940)

	Net Assets 100.0%		$115,520,475

See Abbreviations on page FLG-20.

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2019. See Note 1(d).

cSee Note 1(c) regarding joint repurchase agreement.

dSee Note 1(d) regarding securities on loan.

eSee Note 3(e) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day effective yield at period end.

FLG-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Franklin Large Cap Growth VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$ 52,250,907
Cost - Non-controlled affiliates (Note 3e)	411,000
Cost - Unaffiliated repurchase agreements	1,196,707

Value - Unaffiliated issuers+	$114,600,708
Value - Non-controlled affiliates (Note 3e)	411,000
Value - Unaffiliated repurchase agreements	1,196,707
Receivables:
Capital shares sold	7,150
Dividends and interest	21,953
Other assets	13

Total assets	116,237,531

Liabilities:
Payables:
Capital shares redeemed	32,619
Management fees	73,432
Distribution fees	24,066
Reports to shareholders	36,917
Professional fees	33,044
Payable upon return of securities loaned	514,299
Accrued expenses and other liabilities	2,679

Total liabilities	717,056

Net assets, at value	$115,520,475

Net assets consist of:
Paid-in capital	$ 41,546,331
Total distributable earnings (losses)	73,974,144

Net assets, at value	$115,520,475

Class 1:
Net assets, at value	$ 1,350,260

Shares outstanding	59,411

Net asset value and maximum offering price per share	$22.73

Class 2:
Net assets, at value	$114,170,215

Shares outstanding	5,188,719

Net asset value and maximum offering price per share	$22.00

+Includes securities loaned	$ 516,880

The accompanying notes are an integral part of these financial statements. | Annual Report	FLG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Franklin Large Cap Growth VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$634,679
Interest:
Unaffiliated issuers	29,429
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	2,698
Non-controlled affiliates (Note 3e)	573

Total investment income	667,379

Expenses:
Management fees (Note 3a)	857,751
Distribution fees: (Note 3c)
Class 2	282,785
Custodian fees (Note 4)	937
Reports to shareholders	30,327
Professional fees	57,161
Trustees’ fees and expenses	712
Other	11,084

Total expenses	1,240,757
Expense reductions (Note 4)	(103)
Expenses waived/paid by affiliates (Note 3e)	(153)

Net expenses	1,240,501

Net investment income (loss)	(573,122)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	11,677,580

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	22,617,082

Net realized and unrealized gain (loss)	34,294,662

Net increase (decrease) in net assets resulting from operations	$33,721,540

FLG-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Large Cap Growth VIP Fund

	Year Ended December 31,

	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(573,122)	$(511,818)
Net realized gain (loss)	11,677,580	14,550,257
Net change in unrealized appreciation (depreciation)	22,617,082	(13,910,632)

Net increase (decrease) in net assets resulting from operations	33,721,540	127,807

Distributions to shareholders:
Class 1	(156,170)	(89,524)
Class 2	(14,406,046)	(9,610,684)

Total distributions to shareholders	(14,562,216)	(9,700,208)

Capital share transactions: (Note 2)
Class 1	107,346	44,632
Class 2	(5,221,870)	(8,964,036)

Total capital share transactions	(5,114,524)	(8,919,404)

Net increase (decrease) in net assets	14,044,800	(18,491,805)
Net assets:
Beginning of year	101,475,675	119,967,480

End of year	$115,520,475	$101,475,675

The accompanying notes are an integral part of these financial statements. | Annual Report	FLG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Large Cap Growth VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Large Cap Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2019, 69.5% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an

FLG-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2019.

d.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending

Annual Report	FLG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d. Securities Lending (continued)

fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service

FLG-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares issued in reinvestment of distributions	7,497	$156,170	3,993	$89,524

Shares redeemed	(2,288)	(48,824)	(1,981)	(44,892)

Net increase (decrease)	5,209	$107,346	2,012	$44,632

Class 2 Shares:

Shares sold	338,704	$6,860,065	542,097	$11,784,792

Shares issued in reinvestment of distributions	713,171	14,406,046	439,446	9,610,684

Shares redeemed	(1,234,745)	(26,487,981)	(1,413,745)	(30,359,512)

Net increase (decrease)	(182,870)	$(5,221,870)	(432,202)	$(8,964,036)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.750%	Up to and including $500 million

0.625%	Over $500 million, up to and including $1 billion

0.500%	In excess of $1 billion

Annual Report	FLG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

3.  Transactions with Affiliates (continued)

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Income from securities loaned
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$—	$633,000	$(222,000)	$—	$—	$411,000	411,000	$573

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

FLG-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

	2019	2018

Distributions paid from:
Ordinary income	$—	$292,435
Long term capital gain	14,562,216	9,407,773

	$14,562,216	$9,700,208

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$53,902,195

Unrealized appreciation	$63,673,823
Unrealized depreciation	(1,367,603)

Net unrealized appreciation (depreciation)	$62,306,220

Distributable earnings:
Undistributed long term capital gains	$11,667,922

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $19,185,266 and $38,083,660, respectively.

At December 31, 2019, in connection with securities lending transactions, the Fund loaned equity investments and received $514,299 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

8.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources

(observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments	$114,600,708	$—	$—	$114,600,708
Short Term Investments	411,000	1,196,707	—	1,607,707

Total Investments in Securities	$115,011,708	$1,196,707	$—	$116,208,415

aFor detailed categories, see the accompanying Statement of Investments.

9.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

FLG-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Large Cap Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Large Cap Growth VIP Fund (the “FUND”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Franklin Large Cap Growth VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $14,562,216 as a long term capital gain dividend for the fiscal year ended December 31, 2019.

FLG-22	Annual Report

Franklin Mutual Global Discovery VIP Fund

This annual report for Franklin Mutual Global Discovery VIP Fund covers the fiscal year ended December 31, 2019.

Class 1 Performance Summary as of December 31, 2019

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/19	1-Year	5-Year	10-Year
Average Annual Total Return	+24.71%	+5.59%	+8.24%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/10–12/31/19)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI World Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that we believe are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated, or may decline further in value. The Fund’s investments in foreign securities involve more risks than U.S. securities, including political and economic developments, trading practices, availability of information, limited markets, and currency exchange fluctuations and policies. Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower-rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Geographic Composition*

Based on Total Net Assets as of 12/31/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI World Index posted a +28.40% total return for the same period.1

Economic and Market Overview

Global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted strong returns during the reporting period. Although global economic growth slowed from 2018, interest-rate cuts from many central banks and the easing of trade tensions near period-end contributed to the generally positive environment for equities worldwide. Reflecting investor optimism and slowing but resilient economic growth, stocks advanced in every major region of the globe.

In the U.S., solid economic growth also supported equities, as healthy consumer spending and a strong labor market

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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kept the economy afloat. The unemployment rate fell during the year, reaching 3.5% in September, November and December 2019, the lowest recorded unemployment rate in 50 years.2 Wages also grew, albeit at a moderate pace, and inflation remained persistently low. In addition, deficit spending by the U.S. government boosted current growth at the expense of long-term debt. Despite the strength in the consumer sector, some parts of the economy struggled, particularly heavy industry. Annual industrial production contracted late in the reporting period, manufacturing output stalled and capital spending declined.

The U.S. Federal Reserve (Fed) provided a substantial boost to equity markets early in the reporting period as it shifted to a more accommodative monetary policy. In January 2019, the Fed signaled the end of its tightening cycle and cut the federal funds rate three times thereafter, lowering it to a range of 1.50%–1.75%. Stocks responded positively to the interest-rate cuts and gained further in December 2019 after the Fed indicated it would likely leave interest rates unchanged in 2020.

Growth slowed overall in the eurozone, particularly in Germany and Italy. Germany, which is heavily reliant on exports, was adversely affected by the trade conflict between the U.S. and China and the resulting slowdown in global trade. In Italy, political uncertainty and budget concerns caused the country’s annual gross domestic product (GDP) growth to stall in 2019’s first quarter before accelerating in the second quarter. Despite sluggish economic conditions, European developed market equities, as measured by the MSCI Europe Index, posted strong returns overall, as easing trade tensions buoyed investor optimism and an electoral victory by the Conservative Party in the U.K. alleviated uncertainty surrounding Brexit. Although the European Central Bank left its headline refinancing rate unchanged, it lowered the deposit rate and restarted its bond-buying stimulus program, further supporting stocks.

Economic growth in Asia was relatively solid overall, despite slowdowns in several large emerging market countries, such as China and India. Japan’s economy grew amid the Bank of Japan’s sizable stimulus program. The trade war between the U.S. and China provided the backdrop for Asian stocks, which rose and fell in sync with investor sentiment regarding a trade deal. A phase one trade agreement between the two countries reached in December 2019 propelled Asian developed and emerging market stocks, which ultimately ended with strong returns over the 12-month period, as measured by the MSCI All Country Asia Index.

Emerging market stocks overall experienced several sharp selloffs and subsequent rebounds throughout the reporting period before ending with gains. In aggregate, economic growth slowed somewhat from 2018 but remained solid, although there was some variation among individual countries. Many central banks in emerging markets cut interest rates throughout the reporting period which, along with resilient GDP growth, provided a supportive environment for equities. Russian stocks posted the highest returns among emerging markets as the threat of further sanctions receded and a solid fiscal environment reassured investors. Overall, global emerging markets, as measured by the MSCI Emerging Markets Index, posted robust returns for the period.

Investment Strategy

At Franklin Mutual Advisors, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock

2. Source: U.S. Bureau of Labor Statistics.

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when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by "hedge"?

To hedge an investment is to take a position intended to offset potential losses that may be incurred by a companion financial instrument. Hedging an investment may also offset potential gains.

Manager’s Discussion

The end of a decade is a natural time for reflection about the years that have just passed and to look ahead to what the next 10 might have in store. Across Wall Street, we see many prognostications, and while we are not in the forecasting business, we do allow ourselves to think about investment opportunities over such an extended time period. But experience has taught us that while trying to predict the exact course of markets and/or economic and political events that will drive them may be fun, it is not all that useful.

As 2010 began, the global economy was still recovering from the Global Financial Crisis. The U.S. government owned significant portions of the banking and automotive sectors. The Fed had already started quantitative easing (QE), with QE 2 and QE 3 still to come. In Europe, concerns about Greece’s finances were emerging, and in China the effects of 2009’s massive stimulus programs were starting to take hold.

Over the subsequent years we saw ongoing, global QE, culminating in trillions of dollars of debt yielding negative interest rates. The European Union (EU) was in continuous upheaval, with Greece threatening to leave, but eventually staying in the eurozone; the U.K. pursuing and achieving Brexit; and ongoing strain between core members Germany, France, Italy and Spain. In the U.S., average annual economic growth was restrained and finished the decade below 2%, trailing the minimum 3% expectation of prior decades. Strong corporate profits and lower corporate tax rates were bright spots.

Equity markets delivered a very good decade—one of the best in history—with the MSCI World Index and the S&P 500 posting average annual total returns of +10.08% and

Top 10 Sectors/Industries

12/31/19

% of Total Net Assets

Banks	11.7%

Oil, Gas & Consumable Fuels	11.2%

Pharmaceuticals	10.2%

Insurance	9.1%

Technology Hardware, Storage & Peripherals	5.0%

Software	4.3%

Automobiles	3.8%

Tobacco	3.2%

Health Care Equipment & Supplies	2.9%

Media	2.8%

+13.56%, respectively.1 During the decade, Franklin Mutual Global Discovery VIP Fund posted a solid return that nonetheless lagged the MSCI World Index, its benchmark. The Fund’s value strategy, which seeks to identify mispriced securities and limit downside risk, was out of favor in an environment that generally encouraged investors to assume more risk. Conversely, in the prior decade, the Fund outperformed the MSCI World Index. Our active investment approach focusing on individual opportunities was more conducive to the prior decade’s greater volatility.

In our view, going forward we expect more political and monetary uncertainty and economic growth in unexpected places. Corporate profits will have good years and bad years. Some industries will be massively disrupted, while others will find a way to adjust and prosper, even within the context of artificial intelligence and machine learning. Recent events, such as the coronavirus outbreak, have caused, and may continue to cause, uncertainty and volatility in the Chinese economy, potentially leading to vulnerability in 2020 global growth expectations. As for investment positioning, we intend to avoid forecasts that would lead us to make the Fund’s success dependent on a specific set of outcomes. Rather, we will seek to continue with our time-tested value process and complement it with new tools that enhance our security evaluation and selection process. To that end, we have integrated risk and quantitative portfolio analysis tools that provide us with fresh insights about performance, and help us identify companies and securities that we believe satisfy our investors’ goals of risk-adjusted returns that are not wholly dependent on any one economic or political scenario.

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Fund Performance

Turning to Fund performance, top positive contributors included U.S.-based companies Charter Communications, Citigroup and Walt Disney.

Shares of cable operator Charter Communications surged after the company reported operating and financial results that were broadly ahead of consensus estimates. Capital expenditures were lower than expected and drove free cash flow, which was used during the period to buy back $3.1 billion of the company’s stock. The market was anticipating share repurchases totaling $2.25 billion. Revenue accelerated 5.1% compared with consensus forecasts of 4.5%. The increased revenue, however, did not reflect the impact of a broad-based increase in subscriber fees implemented during the period, which could drive revenue growth and margin expansion in 2020. According to the company’s management, there has not been a meaningful decrease in customers as a result of the higher subscriber fees.

Investors bid up shares of bank and financial service provider Citigroup following the release of third-quarter earnings that beat consensus expectations. Highlights included increases in deposits of 6% quarter-over-quarter and 11% year-over-year; growth in revenues and purchase volumes in the North America-branded cards division by 11% and 7% year-over-year, respectively; and strong results in the bank’s Asian operations across the board. Management also repurchased 76 million, or 3.3%, of outstanding shares of the company during the period.

Shares of family entertainment and media enterprise Walt Disney surged in late 2019. The rally was kicked off by an earnings report characterized by across-the-board outperformance of Disney legacy assets and a better-than-expected outlook for fiscal-year 2020 earnings. The company’s stock continued to rise following the successful launch of Disney+, which reported more than 10 million subscribers on the first day of service, exceeding forecasts. The box office performance of Frozen II, which set a record for Thanksgiving-weekend receipts, also helped boost the stock’s performance.

During the period under review, Fund investments that detracted from performance included U.S.-based companies Occidental Petroleum (not held at period-end), Walgreens Boots Alliance and Clear Channel Outdoor Holdings (not held at period-end).

The stock of Occidental Petroleum, a petroleum and chemical products company, traded lower in 2019 as investors struggled to accept its acquisition of Anadarko

Top 10 Holdings

12/31/19

Company Sector/Industry, Country	% of Total Net Assets
GlaxoSmithKline PLC Pharmaceuticals, U.K.	3.3%
Novartis AG Pharmaceuticals, Switzerland	2.9%
Medtronic PLC Health Care Equipment & Supplies, U.S.	2.9%
The Walt Disney Co. Entertainment, U.S.	2.6%
Volkswagen AG Automobiles, Germany	2.5%
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	2.5%
Kinder Morgan Inc. Oil, Gas & Consumable Fuels, U.S.	2.4%
British American Tobacco PLC Tobacco, U.K.	2.3%
Citigroup Inc. Banks, U.S.	2.1%
The Hartford Financial Services Group Inc. Insurance, U.S.	2.0%

Petroleum, during a period in which energy stocks were under pressure from falling crude oil prices. We think the Anadarko deal should be highly beneficial to the company’s per share metrics, although the acquisition will make the company more dependent on oil prices, while significantly weakening its balance sheet. The acquired Permian Basin assets complement Occidental’s existing portfolio, and the considerable free cash flow generated from Anadarko’s Gulf of Mexico operations can help reduce debt and support its dividend. Occidental’s management is strengthening the company’s financial position by disposing of non-core assets, which is key to restoring investor confidence, in our view.

Shares of drug store services provider Walgreens Boots Alliance began to sell off early in 2019, when the chief financial officer cited negative industry trends in drug prices and pharmacy benefit manager (PBM) reimbursement rates. Shares also fell in reaction to the company’s limited success in offsetting those challenges by increasing its volume of drug sales or renegotiating with PBMs. These pressures, and weakness in both its U.S. and U.K. stores, resulted in a cut to full-year guidance in April. However, Walgreens is reducing costs throughout the enterprise, and is attempting to reduce exposure to lower margin categories within the

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front of its stores, which we believe can help boost growth and profitability over the longer term. The company’s share price rallied in early November based on news that global investment firm KKR had approached the company about taking it private via a leveraged buyout that would likely be the largest in history. However, the stock retreated later when deal terms failed to materialize.

Shares of outdoor advertising company Clear Channel Outdoor Holdings weakened after the company sold 100 million shares of stock in July, shortly after emerging from bankruptcy and separating from mass media company iHeart Communications. The company Clear Channel Outdoor announced it is using the stock proceeds to repurchase the debt of Clear Channel Worldwide Holdings, a subsidiary. Following the equity issuance, which was dilutive and at a depressed price, Clear Channel Outdoor reported mixed earnings. The strength of domestic operations was overshadowed by significantly lower international results, driven primarily by a 51%-owned China joint venture.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a modestly positive overall impact on the Fund’s performance.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Global Discovery VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/19[1,2]	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/19[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,086.50	$4.94	$1,020.47	$4.79	0.94%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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Financial Highlights

Franklin Mutual Global Discovery VIP Fund

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.47	$20.38	$20.22	$19.85	$22.61

Income from investment operations[a]:

Net investment income[b]	0.43	0.36	0.47	0.41	0.37

Net realized and unrealized gains (losses)	3.64	(2.50)	1.29	1.92	(1.17)

Total from investment operations	4.07	(2.14)	1.76	2.33	(0.80)

Less distributions from:

Net investment income	(0.37)	(0.52)	(0.42)	(0.39)	(0.69)

Net realized gains	(2.00)	(0.25)	(1.18)	(1.57)	(1.27)

Total distributions	(2.37)	(0.77)	(1.60)	(1.96)	(1.96)

Net asset value, end of year	$19.17	$17.47	$20.38	$20.22	$19.85

Total return[c]	24.71%	(11.01)%	8.99%	12.32%	(3.39)%

Ratios to average net assets

Expenses[d,e]	0.94%	0.96%	1.01%	1.01%	1.02%

Expenses incurred in connection with securities sold short	0.02%	0.01%	—%	0.01%	0.02%

Net investment income	2.22%	1.81%	2.29%	2.10%	1.71%

Supplemental data

Net assets, end of year (000’s)	$3,878	$3,282	$3,189	$3,084	$2,632

Portfolio turnover rate	21.82%	29.84%	17.49%	17.54%	21.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

MGD-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.96	$19.80	$19.69	$19.37	$22.11

Income from investment operations[a]:

Net investment income[b]	0.37	0.30	0.41	0.35	0.32

Net realized and unrealized gains (losses)	3.53	(2.42)	1.25	1.87	(1.16)

Total from investment operations	3.90	(2.12)	1.66	2.22	(0.84)

Less distributions from:

Net investment income	(0.32)	(0.47)	(0.37)	(0.33)	(0.63)

Net realized gains	(2.00)	(0.25)	(1.18)	(1.57)	(1.27)

Total distributions	(2.32)	(0.72)	(1.55)	(1.90)	(1.90)

Net asset value, end of year	$18.54	$16.96	$19.80	$19.69	$19.37

Total return[c]	24.37%	(11.22)%	8.71%	12.06%	(3.65)%

Ratios to average net assets

Expenses[d,e]	1.19%	1.21%	1.26%	1.26%	1.27%

Expenses incurred in connection with securities sold short	0.02%	0.01%	—%	0.01%	0.02%

Net investment income	1.97%	1.56%	2.04%	1.85%	1.46%

Supplemental data

Net assets, end of year (000’s)	$539,759	$500,607	$631,179	$630,397	$629,366

Portfolio turnover rate	21.82%	29.84%	17.49%	17.54%	21.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 4

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.30	$20.17	$20.02	$19.66	$22.39

Income from investment operations[a]:

Net investment income[b]	0.36	0.29	0.40	0.34	0.30

Net realized and unrealized gains (losses)	3.61	(2.47)	1.27	1.89	(1.17)

Total from investment operations	3.97	(2.18)	1.67	2.23	(0.87)

Less distributions from:

Net investment income	(0.29)	(0.44)	(0.34)	(0.30)	(0.59)

Net realized gains	(2.00)	(0.25)	(1.18)	(1.57)	(1.27)

Total distributions	(2.29)	(0.69)	(1.52)	(1.87)	(1.86)

Net asset value, end of year	$18.98	$17.30	$20.17	$20.02	$19.66

Total return[c]	24.28%	(11.31)%	8.61%	11.91%	(3.74)%

Ratios to average net assets

Expenses[d,e]	1.29%	1.31%	1.36%	1.36%	1.37%

Expenses incurred in connection with securities sold short	0.02%	0.01%	—%	0.01%	0.02%

Net investment income	1.87%	1.46%	1.94%	1.75%	1.36%

Supplemental data

Net assets, end of year (000’s)	$30,865	$30,094	$41,713	$45,262	$49,054

Portfolio turnover rate	21.82%	29.84%	17.49%	17.54%	21.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

MGD-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2019

Franklin Mutual Global Discovery VIP Fund

		Country	Shares/ Rights/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests 93.6%
	Aerospace & Defense 1.1%
	BAE Systems PLC	United Kingdom	847,691	$6,341,147

	Auto Components 0.0%†
a,b,c	International Automotive Components Group Brazil LLC	Brazil	424,073	15,394

	Automobiles 1.3%
	General Motors Co.	United States	198,100	7,250,460

	Banks 11.7%
	CIT Group Inc.	United States	95,582	4,361,407
	Citigroup Inc.	United States	152,950	12,219,176
	Citizens Financial Group Inc.	United States	259,123	10,522,985
	First Horizon National Corp.	United States	353,473	5,853,513
	ING Groep NV	Netherlands	489,415	5,866,156
	JPMorgan Chase & Co.	United States	64,286	8,961,468
	Standard Chartered PLC	United Kingdom	892,332	8,419,493
	Wells Fargo & Co.	United States	209,020	11,245,276

				67,449,474

	Building Products 1.5%
	Johnson Controls International PLC	United States	206,500	8,406,615

	Capital Markets 1.8%
	Credit Suisse Group AG	Switzerland	499,643	6,766,725
	Deutsche Bank AG	Germany	207,029	1,605,938
	Guotai Junan Securities Co. Ltd.	China	1,275,797	2,259,410

				10,632,073

	Chemicals 1.5%
	BASF SE	Germany	113,111	8,543,235

	Communications Equipment 0.9%
	Cisco Systems Inc.	United States	110,580	5,303,417

	Construction Materials 1.3%
	LafargeHolcim Ltd., B	Switzerland	133,134	7,388,308

	Consumer Finance 1.4%
	Capital One Financial Corp.	United States	76,488	7,871,380

	Containers & Packaging 1.1%
	International Paper Co.	United States	134,900	6,212,145

	Diversified Financial Services 1.9%
a	M&G PLC	United Kingdom	998,386	3,136,525
	Voya Financial Inc.	United States	129,550	7,899,959

				11,036,484

	Diversified Telecommunication Services 0.6%
	Koninklijke KPN NV	Netherlands	1,251,951	3,693,925

	Electric Utilities 1.5%
	Enel SpA	Italy	1,094,464	8,680,078

Annual Report	MGD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/ Rights/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Energy Equipment & Services 1.2%
	Schlumberger Ltd.	United States	173,200	$6,962,640

	Entertainment 2.6%
	The Walt Disney Co.	United States	102,991	14,895,588

	Food & Staples Retailing 1.1%
	Walgreens Boots Alliance Inc.	United States	102,904	6,067,220

	Food Products 1.5%
	The Kraft Heinz Co.	United States	274,500	8,819,685

	Health Care Equipment & Supplies 2.9%
	Medtronic PLC	United States	146,210	16,587,524

	Health Care Providers & Services 1.9%
	CVS Health Corp.	United States	148,791	11,053,683

	Hotels, Restaurants & Leisure 2.4%
	Accor SA	France	186,049	8,710,914
	Sands China Ltd.	Macau	916,400	4,898,177

				13,609,091

	Independent Power & Renewable Electricity Producers 0.1%
	Vistra Energy Corp.	United States	27,527	632,846

	Industrial Conglomerates 1.2%
	General Electric Co.	United States	624,350	6,967,746

	Insurance 9.1%
a	Alleghany Corp.	United States	2,730	2,182,826
	American International Group Inc.	United States	177,333	9,102,503
	China Pacific Insurance Group Co. Ltd., H	China	1,523,508	6,002,297
	Chubb Ltd.	United States	38,866	6,049,882
	Everest Re Group Ltd.	United States	10,778	2,983,781
	The Hartford Financial Services Group Inc.	United States	192,796	11,716,213
	NN Group NV	Netherlands	280,241	10,628,823
	RSA Insurance Group PLC	United Kingdom	501,149	3,754,152

				52,420,477

	IT Services 1.4%
	Cognizant Technology Solutions Corp., A	United States	126,860	7,867,857

	Machinery 0.7%
	CNH Industrial NV	United Kingdom	361,439	3,968,237

	Media 2.8%
a	Charter Communications Inc., A	United States	19,886	9,646,301
a	DISH Network Corp., A	United States	139,003	4,930,437
a	iHeartMedia Inc., A	United States	95,199	1,608,863
a,b	iHeartMedia Inc., B	United States	1,606	23,070

				16,208,671

MGD-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/ Rights/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Oil, Gas & Consumable Fuels 11.2%
	BP PLC	United Kingdom	1,710,858	$10,686,201
	Caltex Australia Ltd.	Australia	137,968	3,286,538
	Canadian Natural Resources Ltd.	Canada	308,400	9,974,434
	Crescent Point Energy Corp.	Canada	670,900	2,991,307
	JXTG Holdings Inc.	Japan	897,639	4,112,578
	Kinder Morgan Inc.	United States	640,670	13,562,984
	Plains All American Pipeline LP	United States	195,500	3,595,245
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	94,818	2,782,220
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	226,238	6,696,974
	The Williams Cos. Inc.	United States	269,101	6,383,076

				64,071,557

	Pharmaceuticals 10.2%
	Allergan PLC	United States	27,100	5,180,707
a	Bristol-Myers Squibb Co., rts., 2/01/49	United States	83,100	250,131
	Eli Lilly & Co.	United States	80,284	10,551,726
	GlaxoSmithKline PLC	United Kingdom	807,616	19,029,020
	Merck & Co. Inc.	United States	75,545	6,870,818
	Novartis AG, ADR	Switzerland	176,997	16,759,846

				58,642,248

	Semiconductors & Semiconductor Equipment 1.0%
a	Renesas Electronics Corp.	Japan	791,797	5,464,438

	Software 4.3%
a	Avaya Holdings Corp.	United States	4	54
a	Avaya Holdings Corp., wts., 12/15/22	United States	5,179	6,215
a	Check Point Software Technologies Ltd.	Israel	90,067	9,993,834
	NortonLifeLock Inc.	United States	357,461	9,122,405
	Oracle Corp.	United States	110,700	5,864,886

				24,987,394

	Specialty Retail 0.8%
	Dufry AG	Switzerland	44,773	4,442,829

	Technology Hardware, Storage & Peripherals 5.0%
	Hewlett Packard Enterprise Co.	United States	376,580	5,972,559
	Samsung Electronics Co. Ltd.	South Korea	297,113	14,341,738
	Western Digital Corp.	United States	132,012	8,378,801

				28,693,098

	Textiles, Apparel & Luxury Goods 0.7%
	Cie Financiere Richemont SA	Switzerland	50,194	3,945,389

	Tobacco 3.2%
	Altria Group Inc.	United States	107,584	5,369,517
	British American Tobacco PLC	United Kingdom	224,633	9,614,203
	British American Tobacco PLC, ADR	United Kingdom	83,985	3,566,003

				18,549,723

Annual Report	MGD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/ Rights/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)

	Wireless Telecommunication Services 0.7%
	Vodafone Group PLC	United Kingdom	1,960,056	$3,809,884

	Total Common Stocks and Other Equity Interests (Cost $424,606,367)			537,491,960

	Preferred Stocks (Cost $12,962,908) 2.5%

	Automobiles 2.5%
d	Volkswagen AG, 2.758%, pfd	Germany	72,588	14,346,608

			Principal Amount

	Corporate Notes 0.6%

	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	$3,610,000	1,770,026
	senior note, 11.00%, 9/15/25	United States	4,065,000	1,981,688

	Total Corporate Notes (Cost $7,129,469)			3,751,714

			Shares

	Companies in Liquidation 0.0%†
a,b,e	iHeartCommunications Inc., Contingent Distribution	United States	9,103,035	—
a,b,e	Tribune Media, Litigation Trust, Contingent Distribution	United States	57,197	—
a,b,e	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	5,912,264	3,251
a,b,e	Walter Energy Inc., Litigation Trust, Contingent Distribution	United States	966,000	—

	Total Companies in Liquidation (Cost $185,800)			3,251

	Total Investments before Short Term Investments (Cost $444,884,544)			555,593,533

MGD-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Principal Amount	Value

	Short Term Investments 3.2%

	U.S. Government and Agency Securities 3.2%
f	FHLB, 1/02/20	United States	$2,000,000	$2,000,000
f	U.S. Treasury Bill,
	1/02/20 - 5/21/20	United States	13,000,000	12,974,591
	[g] 3/05/20 - 5/28/20	United States	3,500,000	3,486,393

	Total U.S. Government and Agency Securities (Cost $18,454,593)			18,460,984

	Total Investments (Cost $463,339,137) 99.9%			574,054,517

	Securities Sold Short (0.4)%			(2,077,945)

	Other Assets, less Liabilities 0.5%			2,526,223

	Net Assets 100.0%			$574,502,795

			Shares

h	Securities Sold Short (Proceeds $1,702,994) (0.4)%

	Common Stocks (0.4)%
	Biotechnology (0.4)%

	AbbVie Inc.	United States	23,469	(2,077,945)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dVariable rate security. The rate shown represents the yield at period end.

eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

fThe security was issued on a discount basis with no stated coupon rate.

gA portion or all of the security has been segregated as collateral for securities sold short and open forward exchange contracts. At December 31, 2019, the aggregate value of these securities pledged amounted to $1,893,070, representing 0.3% of net assets.

hSee Note 1(d) regarding securities sold short.

At December 31, 2019, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	181	$25,525,525	3/16/20	$(245,242)
GBP/USD	Short	139	11,547,425	3/16/20	(89,209)

Total Futures Contracts					$(334,451)

*As of period end.

Annual Report	MGD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

At December 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts

Swiss Franc	HSBK	Sell	39,201	$39,779	1/13/20	$ —	$(771)

Swiss Franc	UBSW	Sell	6,436,481	6,509,922	1/13/20	—	(148,038)

Euro	BOFA	Sell	41,939,500	46,650,801	1/15/20	—	(427,524)

Euro	SSBT	Sell	437,264	488,143	1/15/20	—	(2,699)

Euro	UBSW	Sell	141,904	158,957	1/15/20	—	(335)

British Pound	BOFA	Sell	166,758	223,234	1/16/20	2,267	—

British Pound	BOFA	Sell	1,207,372	1,576,422	1/16/20	—	(23,443)

British Pound	HSBK	Sell	97,014	129,849	1/16/20	1,298	—

British Pound	HSBK	Sell	12,594,167	16,294,993	1/16/20	—	(393,283)

British Pound	UBSW	Sell	166,758	223,375	1/16/20	2,408	—

South Korean Won	HSBK	Sell	16,153,194,107	13,656,198	1/17/20	—	(322,001)

South Korean Won	UBSW	Sell	356,186,851	300,757	1/17/20	—	(7,470)

Australian Dollar	HSBK	Sell	353,607	243,600	2/14/20	—	(4,786)

Australian Dollar	UBSW	Sell	4,270,804	2,950,001	2/14/20	—	(49,981)

Total Forward Exchange Contracts						$ 5,973	$(1,380,331)

Net unrealized appreciation (depreciation)							$(1,374,358)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page MGD-30.

MGD-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Franklin Mutual Global Discovery VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$463,339,137

Value - Unaffiliated issuers	$574,054,517
Cash	82,689
Receivables:
Investment securities sold	741,428
Capital shares sold	20,862
Dividends and interest	1,982,038
European Union tax reclaims	319,576
Deposits with brokers for:
Securities sold short	2,119,026
Futures contracts	693,960
Unrealized appreciation on OTC forward exchange contracts	5,973
Other assets	70

Total assets	580,020,139

Liabilities:
Payables:
Investment securities purchased	795,081
Capital shares redeemed	295,413
Management fees	423,174
Distribution fees	122,611
Variation margin on futures contracts	187,138
Securities sold short, at value (proceeds $1,702,994)	2,077,945
Unrealized depreciation on OTC forward exchange contracts	1,380,331
Accrued expenses and other liabilities	235,651

Total liabilities	5,517,344

Net assets, at value	$574,502,795

Net assets consist of:
Paid-in capital	$446,095,828
Total distributable earnings (losses)	128,406,967

Net assets, at value	$574,502,795

Class 1:
Net assets, at value	$ 3,878,175

Shares outstanding	202,352

Net asset value and maximum offering price per share	$19.17

Class 2:
Net assets, at value	$539,759,410

Shares outstanding	29,114,287

Net asset value and maximum offering price per share	$18.54

Class 4:
Net assets, at value	$ 30,865,210

Shares outstanding	1,626,608

Net asset value and maximum offering price per share	$18.98

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Franklin Mutual Global Discovery VIP Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 15,939,529
Interest:
Unaffiliated issuers	1,732,097
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	123,051
Non-controlled affiliates (Note 3e)	23,202

Total investment income	17,817,879

Expenses:
Management fees (Note 3a)	4,934,366
Distribution fees: (Note 3c)
Class 2	1,322,538
Class 4	108,329
Custodian fees (Note 4)	33,116
Reports to shareholders	115,303
Professional fees	57,437
Trustees’ fees and expenses	3,385
Dividends on securities sold short	97,358
Other	43,659

Total expenses	6,715,491

Expense reductions (Note 4)	(4,004)
Expenses waived/paid by affiliates (Note 3e)	(4,124)

Net expenses	6,707,363

Net investment income	11,110,516

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	6,602,456
Foreign currency transactions	32,221
Forward exchange contracts	2,765,809
Futures contracts	1,382,877
Securities sold short	(582,788)

Net realized gain (loss)	10,200,575

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	102,910,728
Translation of other assets and liabilities denominated in foreign currencies	1,579
Forward exchange contracts	(197,547)
Futures contracts	(361,482)
Securities sold short	(1,454,026)

Net change in unrealized appreciation (depreciation)	100,899,252

Net realized and unrealized gain (loss)	111,099,827

Net increase (decrease) in net assets resulting from operations	$122,210,343

*Foreign taxes withheld on dividends	$ 800,948

MGD-18	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Global Discovery VIP Fund

	Year Ended December 31,

	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$ 11,110,516	$ 9,851,636
Net realized gain (loss)	10,200,575	54,878,424
Net change in unrealized appreciation (depreciation)	100,899,252	(132,139,062)

Net increase (decrease) in net assets resulting from operations	122,210,343	(67,409,002)

Distributions to shareholders:
Class 1	(427,555)	(139,418)
Class 2	(61,286,007)	(21,021,401)
Class 4	(3,431,154)	(1,188,087)

Total distributions to shareholders	(65,144,716)	(22,348,906)

Capital share transactions: (Note 2)
Class 1	231,219	642,511
Class 2	(14,266,368)	(46,304,313)
Class 4	(2,510,695)	(6,678,610)

Total capital share transactions	(16,545,844)	(52,340,412)

Net increase (decrease) in net assets	40,519,783	(142,098,320)
Net assets:
Beginning of year	533,983,012	676,081,332

End of year	$574,502,795	$ 533,983,012

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Mutual Global Discovery VIP Fund

1.    Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2019, 44.3% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.    Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the

MGD-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.    Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.    Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain

Annual Report	MGD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

1.    Organization and Significant Accounting Policies (continued)

c.    Derivative Financial Instruments (continued)

counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2019, the Fund had OTC derivatives in a net liability position of $1,374,358 and the aggregate value of collateral pledged for such contracts was $646,932.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

d.    Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

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FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

e.    Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2019, the Fund had no securities on loan.

f.    Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.    Security Transactions, Investment Income,

Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined

Annual Report	MGD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

1.    Organization and Significant Accounting

Policies (continued)

g.    Security Transactions, Investment Income, Expenses and Distributions (continued)

according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h.    Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.    Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.    Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	24,462	$464,734	45,098	$915,165
Shares issued in reinvestment of distributions	24,488	427,555	6,995	139,418
Shares redeemed	(34,522)	(661,070)	(20,687)	(412,072)

Net increase (decrease)	14,428	$231,219	31,406	$642,511

Class 2 Shares:
Shares sold	753,358	$13,863,507	1,060,981	$20,521,165
Shares issued in reinvestment of distributions	3,626,391	61,286,007	1,085,816	21,021,401
Shares redeemed	(4,790,566)	(89,415,882)	(4,500,413)	(87,846,879)

Net increase (decrease)	(410,817)	$(14,266,368)	(2,353,616)	$(46,304,313)

MGD-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class 4 Shares:
Shares sold	22,659	$428,560	49,992	$917,196
Shares issued in reinvestment of distributions	198,332	3,431,154	60,157	1,188,087
Shares redeemed	(334,363)	(6,370,409)	(438,307)	(8,783,893)

Net increase (decrease)	(113,372)	$(2,510,695)	(328,158)	$(6,678,610)

3.	Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.	Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.875%	Up to and including $4 billion

0.845%	Over $4 billion, up to and including $7 billion

0.825%	Over $7 billion, up to and including $10 billion

0.805%	Over $10 billion, up to and including $13 billion

0.785%	Over $13 billion, up to and including $16 billion

0.765%	Over $16 billion, up to and including $19 billion

0.745%	Over $19 billion, up to and including $22 billion

0.725%	Over $22 billion, up to and including $25 billion

0.705%	Over $25 billion, up to and including $28 billion

0.685%	In excess of $28 billion

b.	Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Annual Report	MGD-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

3.    Transactions with Affiliates (continued)

c.    Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.    Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.    Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales		Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Income from securities loaned

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$ —	$67,077,000		$(67,077,000)	$ —	$ —	$ —	—	$23,202

f.    Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2019, these purchase and sale transactions aggregated $0 and $1,292,720, respectively.

4.    Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.    Income Taxes

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from:
Ordinary income	$16,065,752	$14,592,064

MGD-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

	2019	2018

Long term capital gain	49,078,964	7,756,842

	$65,144,716	$22,348,906

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$461,668,406

Unrealized appreciation	$136,550,325
Unrealized depreciation	(27,950,179)

Net unrealized appreciation (depreciation)	$108,600,146

Distributable earnings:
Undistributed ordinary income	$13,951,901
Undistributed long term capital gains	5,579,033

Total distributable earnings	$19,530,934

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and pass-through entity income.

6.    Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2019, aggregated $115,811,528 and $164,645,377, respectively.

7.    Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2019, the Fund did not hold any distressed company securities for which interest recognition has been discontinued.

8.    Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

Annual Report	MGD-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

9.    Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value

424,073	International Automotive Components Group Brazil LLC, (Value is 0.0%† of Net Assets)	4/13/06 - 12/26/08	$281,629	$15,394

†Rounds to less than 0.1% of net assets.

10.    Other Derivative Information

At December 31, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$ —	Variation margin on futures contracts	$334,451[a]
	Unrealized appreciation on OTC forward exchange contracts	5,973	Unrealized depreciation on OTC forward exchange contracts	1,380,331

Totals		$5,973		$1,714,782

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$2,765,809	Forward exchange contracts	$(197,547)
	Futures contracts	1,382,877	Futures contracts	(361,482)

Totals		$4,148,686		$(559,029)

For the year ended December 31, 2019, the average month end notional amount of futures contracts represented $37,005,142. The average month end contract value of forward exchange contracts was $85,569,664.

MGD-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

See Note 1(c) regarding derivative financial instruments.

11.    Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

12.    Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

Annual Report	MGD-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

12.    Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$—	$—	$15,394	$15,394
Media	16,185,601	—	23,070	16,208,671
All Other Equity Investments	535,614,503	—	—	535,614,503
Corporate Notes	—	3,751,714	—	3,751,714
Companies in Liquidation	—	—	3,251[c]	3,251
Short Term Investments	16,460,984	2,000,000	—	18,460,984

Total Investments in Securities	$568,261,088	$5,751,714	$41,715	$574,054,517

Other Financial Instruments:
Forward Exchange Contracts	$—	$5,973	$—	$5,973

Liabilities:
Other Financial Instruments:
Securities Sold Short	$2,077,945	$—	$—	$2,077,945
Futures Contracts	334,451	—	—	334,451
Forward Exchange Contracts	—	1,380,331	—	1,380,331

Total Other Financial Instruments	$2,412,396	$1,380,331	$—	$3,792,727

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at December 31, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

13.    Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
HSBK	HSBC Bank PLC	GBP	British Pound	FHLB	Federal Home Loan Bank
SSBT	State Street Bank and Trust Co., N.A.	USD	United States Dollar
UBSW	UBS AG

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Mutual Global Discovery VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual Global Discovery VIP Fund (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Mutual Global Discovery VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $49,078,964 as a long term capital gain dividend for the fiscal year ended December 31, 2019.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 39.13% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2019.

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Franklin Mutual Shares VIP Fund

This annual report for Franklin Mutual Shares VIP Fund covers the fiscal year ended December 31, 2019.

Class 1 Performance Summary as of December 31, 2019

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/19	1-Year	5-Year	10-Year
Average Annual Total Return	+22.92%	+6.18%	+8.97%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/10–12/31/19)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN MUTUAL SHARES VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in U.S. and foreign equity securities that we believe are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest up to 35% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve more risks than investing in U.S. securities, including currency exchange rates and policies, country or government specific issues, less favorable trading practices regulation and greater price volatility. Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower-rated bonds, which entail higher credit risk. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Geographic Composition*

Based on Total Net Assets as of 12/31/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the S&P 500 posted a +31.49% total return for the period under review.1

Economic and Market Overview

Global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted strong returns during the reporting period. Although global economic growth slowed from 2018, interest-rate cuts from many central banks and the easing of trade tensions near period-end contributed to the generally positive environment for equities worldwide. Reflecting investor optimism and slowing but resilient economic growth, stocks advanced in every major region of the globe.

In the U.S., solid economic growth also supported equities, as healthy consumer spending and a strong labor market kept the economy afloat. The unemployment rate fell during the year, reaching 3.5% in September, November and December 2019, the lowest recorded unemployment rate in 50 years.2 Wages also grew, albeit at a moderate pace, and inflation remained persistently low. In addition, deficit spending by the U.S. government boosted current growth at

.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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the expense of long-term debt. Despite the strength in the consumer sector, some parts of the economy struggled, particularly heavy industry. Annual industrial production contracted late in the reporting period, manufacturing output stalled and capital spending declined.

The U.S. Federal Reserve (Fed) provided a substantial boost to equity markets early in the reporting period as it shifted to a more accommodative monetary policy. In January 2019, the Fed signaled the end of its tightening cycle and cut the federal funds rate three times thereafter, lowering it to a range of 1.50%–1.75%. Stocks responded positively to the interest-rate cuts and gained further in December 2019 after the Fed indicated it would likely leave interest rates unchanged in 2020.

Growth slowed overall in the eurozone, particularly in Germany and Italy. Germany, which is heavily reliant on exports, was adversely affected by the trade conflict between the U.S. and China and the resulting slowdown in global trade. In Italy, political uncertainty and budget concerns caused the country’s annual gross domestic product (GDP) growth to stall in 2019’s first quarter before accelerating in the second quarter. Despite sluggish economic conditions, European developed market equities, as measured by the MSCI Europe Index, posted strong returns overall, as easing trade tensions buoyed investor optimism and an electoral victory by the Conservative Party in the U.K. alleviated uncertainty surrounding Brexit. Although the European Central Bank left its headline refinancing rate unchanged, it lowered the deposit rate and restarted its bond-buying stimulus program, further supporting stocks.

Economic growth in Asia was relatively solid overall, despite slowdowns in several large emerging market countries, such as China and India. Japan’s economy grew amid the Bank of Japan’s sizable stimulus program. The trade war between the U.S. and China provided the backdrop for Asian stocks, which rose and fell in sync with investor sentiment regarding a trade deal. A phase one trade agreement between the two countries reached in December 2019 propelled Asian developed and emerging market stocks, which ultimately ended with strong returns over the 12-month period, as measured by the MSCI All Country Asia Index.

Emerging market stocks overall experienced several sharp selloffs and subsequent rebounds throughout the reporting period before ending with gains. In aggregate, economic growth slowed somewhat from 2018 but remained solid, although there was some variation among individual countries. Many central banks in emerging markets cut interest rates throughout the reporting period which, along with resilient GDP growth, provided a supportive

Top 10 Sectors/Industries

12/31/19

% of Total Net Assets
Pharmaceuticals	9.9%
Banks	9.7%
Insurance	8.2%
Oil, Gas & Consumable Fuels	7.7%
Media	6.3%
Technology Hardware, Storage & Peripherals	4.3%
Tobacco	3.1%
Health Care Equipment & Supplies	3.1%
Software	3.1%
Food Products	3.0%

environment for equities. Russian stocks posted the highest returns among emerging markets as the threat of further sanctions receded and a solid fiscal environment reassured investors. Overall, global emerging markets, as measured by the MSCI Emerging Markets Index, posted robust returns for the period.

Investment Strategy

At Franklin Mutual Advisors, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

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FRANKLIN MUTUAL SHARES VIP FUND

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses that may be incurred by a companion financial instrument. Hedging an investment may also offset potential gains.

Manager’s Discussion

The end of a decade is a natural time for reflection about the years that have just passed and to look ahead to what the next 10 might have in store. Across Wall Street, we see many prognostications, and while we are not in the forecasting business, we do allow ourselves to think about investment opportunities over such an extended time period. But experience has taught us that while trying to predict the exact course of markets and/or economic and political events that will drive them may be fun, it is not all that useful.

As 2010 began, the global economy was still recovering from the Global Financial Crisis. The U.S. government owned significant portions of the banking and automotive sectors. The Fed had already started quantitative easing (QE), with QE 2 and QE 3 still to come. In Europe, concerns about Greece’s finances were emerging, and in China the effects of 2009’s massive stimulus programs were starting to take hold.

Over the subsequent years we saw ongoing, global QE, culminating in trillions of dollars of debt yielding negative interest rates. The European Union (EU) was in continuous upheaval, with Greece threatening to leave, but eventually staying in the eurozone; the U.K. pursuing and achieving Brexit; and ongoing strain between core members Germany, France, Italy and Spain. In the U.S., average annual economic growth was restrained and finished the decade below 2%, trailing the minimum 3% expectation of prior decades. Strong corporate profits and lower corporate tax rates were bright spots.

Equity markets delivered a very good decade—one of the best in history—with the S&P 500 and the MSCI World Index posting average annual total returns of +13.56% and +10.08%, respectively.1 During the decade, Franklin Mutual Shares VIP Fund posted a solid return that nonetheless lagged the S&P 500, its benchmark. The Fund’s value strategy, which seeks to identify mispriced securities and limits downside risk, was out of favor in an environment that generally encouraged investors to assume more risk. Conversely, in the prior decade, the Fund outperformed the MSCI World Index. Our active investment approach focusing on individual opportunities was more conducive to the prior decade’s greater volatility.

In our view, going forward we expect more political and monetary uncertainty and economic growth in unexpected places. Corporate profits will have good years and bad years. Some industries will be massively disrupted, while others will find a way to adjust and prosper, even within the context of artificial intelligence and machine learning. Recent events, such as the coronavirus outbreak, have caused, and may continue to cause, uncertainty and volatility in the Chinese economy, potentially leading to vulnerability in 2020 global growth expectations. As for investment positioning, we intend to avoid forecasts that would lead us to make the Fund’s success dependent on a specific set of outcomes. Rather, we will seek to continue with our time-tested value process and complement it with new tools that enhance our security evaluation and selection process. To that end, we have integrated risk and quantitative portfolio analysis tools that provide us with fresh insights about performance, and help us identify companies and securities that we believe satisfy our investors’ goals of risk-adjusted returns that are not wholly dependent on any one economic or political scenario.

Fund Performance

Turning to Fund performance, top positive contributors included U.S.-based companies Charter Communications, Citigroup and Walt Disney.

Shares of cable operator Charter Communications surged after the company reported operating and financial results that were broadly ahead of consensus estimates. Capital expenditures were lower than expected and drove free cash flow, which was used during the period to buy back $3.1 billion of the company’s stock. The market was anticipating share repurchases totaling $2.25 billion. Revenue accelerated 5.1% compared with consensus

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FRANKLIN MUTUAL SHARES VIP FUND

forecasts of 4.5%. The increased revenue, however, did not reflect the impact of a broad-based increase in subscriber fees implemented during the period, which could drive revenue growth and margin expansion in 2020. According to the company’s management, there has not been a meaningful decrease in customers as a result of the higher subscriber fees.

Investors bid up shares of bank and financial service provider Citigroup following the release of third-quarter earnings that beat consensus expectations. Highlights included increases in deposits of 6% quarter-over-quarter and 11% year-over-year; growth in revenues and purchase volumes in the North America-branded cards division by 11% and 7% year-over-year, respectively; and strong results in the bank’s Asian operations across the board. Management also repurchased 76 million, or 3.3%, of outstanding shares of the company during the period.

Shares of family entertainment and media enterprise Walt Disney surged in late 2019. The rally was kicked off by an earnings report characterized by across-the-board outperformance of Disney legacy assets and a better-than-expected outlook for fiscal-year 2020 earnings. The company’s stock continued to rise following the successful launch of Disney+, which reported more than 10 million subscribers on the first day of service, exceeding forecasts. The box office performance of Frozen II, which set a record for Thanksgiving-weekend receipts, also helped boost the stock’s performance.

During the period under review, Fund investments that detracted from performance included U.S.-based companies Fluor (not held at period-end), Occidental Petroleum and Walgreens Boots Alliance.

The share price of Fluor, a global engineering and construction company, fell significantly during the period. The company withdrew 2019 guidance after reporting significant project charges and materially lower-than-expected earnings and revenues. Following these disappointing results, the company announced the return of the former chief executive officer (CEO) as executive chairman, promoted the general counsel to CEO, rehired the former chief financial officer and initiated a strategic review that recommends simplifying the company’s business model by divesting of non-core businesses.

The stock of Occidental Petroleum, a petroleum and chemical products company, traded lower in 2019 as investors struggled to accept its acquisition of Anadarko Petroleum, during a period in which energy stocks were under pressure from falling crude oil prices. We think the

Top 10 Holdings

12/31/19

Company Sector/Industry, Country	% of Total Net Assets
Medtronic PLC Health Care Equipment & Supplies, U.S.	3.1%
Novartis AG Pharmaceuticals, Switzerland	2.4%
Charter Communications Inc. Media, U.S.	2.3%
Alleghany Corp. Insurance, U.S.	2.3%
GlaxoSmithKline PLC Pharmaceuticals, U.K.	2.2%
JPMorgan Chase & Co. Banks, U.S.	2.2%
American International Group Inc. Insurance, U.S.	2.2%
The Walt Disney Co. Entertainment, U.S.	2.2%
Citigroup Inc. Banks, U.S.	2.2%
Wells Fargo & Co. Banks, U.S.	2.1%

Anadarko deal should be highly beneficial to the company’s per share metrics, although the acquisition will make the company more dependent on oil prices, while significantly weakening its balance sheet. The acquired Permian Basin assets complement Occidental’s existing portfolio, and the considerable free cash flow generated from Anadarko’s Gulf of Mexico operations can help reduce debt and support its dividend. Occidental’s management is strengthening the company’s financial position by disposing of non-core assets, which is key to restoring investor confidence, in our view.

Shares of drug store services provider Walgreens Boots Alliance began to sell off early in 2019, when the chief financial officer cited negative industry trends in drug prices and pharmacy benefit manager (PBM) reimbursement rates. Shares also fell in reaction to the company’s limited success in offsetting those challenges by increasing its volume of drug sales or renegotiating with PBMs. These pressures, and weakness in both its U.S. and U.K. stores, resulted in a cut to full-year guidance in April. However, Walgreens is reducing costs throughout the enterprise, and is attempting to reduce exposure to lower margin categories within the front of its stores, which we believe can help boost growth and profitability over the longer term. The company’s share price rallied in early November based on news that global

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FRANKLIN MUTUAL SHARES VIP FUND

investment firm KKR had approached the company about taking it private via a leveraged buyout that would likely be the largest in history. However, the stock retreated later when deal terms failed to materialize.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a modestly positive overall impact on the Fund’s performance.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Shares VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MUTUAL SHARES VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/191, [2]	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/191, [2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,083.10	$3.73	$1,021.63	$3.62	0.71%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Mutual Shares VIP Fund

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.71	$20.71	$20.40	$19.48	$22.91

Income from investment operations[a]:

Net investment income[b]	0.46	0.36	0.49	0.50	0.44

Net realized and unrealized gains (losses)	3.39	(2.04)	1.22	2.56	(1.54)

Total from investment operations	3.85	(1.68)	1.71	3.06	(1.10)

Less distributions from:

Net investment income	(0.42)	(0.55)	(0.53)	(0.46)	(0.77)

Net realized gains	(1.95)	(0.77)	(0.87)	(1.68)	(1.56)

Total distributions	(2.37)	(1.32)	(1.40)	(2.14)	(2.33)

Net asset value, end of year	$19.19	$17.71	$20.71	$20.40	$19.48

Total return[c]	22.92%	(8.86)%	8.64%	16.35%	(4.69)%

Ratios to average net assets

Expenses[d,e]	0.71%	0.71%	0.72%	0.72%	0.73%

Expenses incurred in connection with securities sold short	0.02%	0.01%	—%	0.01%	0.02%

Net investment income	2.35%	1.77%	2.34%	2.57%	2.00%

Supplemental data

Net assets, end of year (000’s)	$158,431	$537,324	$653,700	$610,395	$643,438

Portfolio turnover rate	38.50%	24.67%	18.32%	24.45%	19.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

MS-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.40	$20.36	$20.08	$19.20	$22.60

Income from investment operations[a]:

Net investment income[b]	0.40	0.31	0.43	0.45	0.38

Net realized and unrealized gains (losses)	3.32	(2.00)	1.20	2.52	(1.51)

Total from investment operations	3.72	(1.69)	1.63	2.97	(1.13)

Less distributions from:

Net investment income	(0.36)	(0.50)	(0.48)	(0.41)	(0.71)

Net realized gains	(1.95)	(0.77)	(0.87)	(1.68)	(1.56)

Total distributions	(2.31)	(1.27)	(1.35)	(2.09)	(2.27)

Net asset value, end of year	$18.81	$17.40	$20.36	$20.08	$19.20

Total return[c]	22.57%	(9.07)%	8.35%	16.06%	(4.94)%

Ratios to average net assets

Expenses[d,e]	0.96%	0.96%	0.97%	0.97%	0.98%

Expenses incurred in connection with securities sold short	0.02%	0.01%	—%	0.01%	0.02%

Net investment income	2.10%	1.52%	2.09%	2.32%	1.75%

Supplemental data

Net assets, end of year (000’s)	$2,931,753	$2,516,834	$3,476,913	$3,621,358	$3,353,505

Portfolio turnover rate	38.50%	24.67%	18.32%	24.45%	19.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 4

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.55	$20.53	$20.23	$19.32	$22.72

Income from investment operations[a]:

Net investment income[b]	0.38	0.29	0.41	0.44	0.36

Net realized and unrealized gains (losses)	3.36	(2.02)	1.21	2.53	(1.52)

Total from investment operations	3.74	(1.73)	1.62	2.97	(1.16)

Less distributions from:

Net investment income	(0.35)	(0.48)	(0.45)	(0.38)	(0.68)

Net realized gains	(1.95)	(0.77)	(0.87)	(1.68)	(1.56)

Total distributions	(2.30)	(1.25)	(1.32)	(2.06)	(2.24)

Net asset value, end of year	$18.99	$17.55	$20.53	$20.23	$19.32

Total return[c]	22.44%	(9.16)%	8.25%	15.94%	(5.05)%

Ratios to average net assets

Expenses[d,e]	1.06%	1.06%	1.07%	1.07%	1.08%

Expenses incurred in connection with securities sold short	0.02%	0.01%	—%	0.01%	0.02%

Net investment income	2.00%	1.42%	1.99%	2.22%	1.65%

Supplemental data

Net assets, end of year (000’s)	$120,345	$105,047	$122,942	$122,476	$130,978

Portfolio turnover rate	38.50%	24.67%	18.32%	24.45%	19.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

MS-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2019

Franklin Mutual Shares VIP Fund

		Country	Shares/ Rights/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests 90.4%
	Aerospace & Defense 2.2%
	BAE Systems PLC	United Kingdom	4,356,429	$32,588,239
	Huntington Ingalls Industries Inc.	United States	152,745	38,320,665

				70,908,904

	Auto Components 0.0%†
[a,b,c]	International Automotive Components Group Brazil LLC	Brazil	1,730,515	62,818

	Automobiles 1.2%
	General Motors Co.	United States	1,031,445	37,750,887

	Banks 9.7%
	Cadence Bancorp	United States	423,846	7,684,328
	CIT Group Inc.	United States	600,346	27,393,788
	Citigroup Inc.	United States	870,481	69,542,727
	Citizens Financial Group Inc.	United States	1,204,366	48,909,303
	JPMorgan Chase & Co.	United States	517,782	72,178,811
	Synovus Financial Corp.	United States	498,092	19,525,207
	Wells Fargo & Co.	United States	1,234,125	66,395,925

				311,630,089

	Building Products 1.1%
	Johnson Controls International PLC	United States	869,230	35,386,353

	Communications Equipment 0.8%
	Cisco Systems Inc.	United States	551,664	26,457,805

	Consumer Finance 1.5%
	Capital One Financial Corp.	United States	476,337	49,019,841

	Containers & Packaging 1.7%
	International Paper Co.	United States	901,475	41,512,924
	WestRock Co.	United States	268,071	11,502,926

				53,015,850

	Diversified Financial Services 1.4%
	Voya Financial Inc.	United States	758,210	46,235,646

	Diversified Telecommunication Services 0.6%
	Koninklijke KPN NV	Netherlands	7,044,218	20,784,212

	Electrical Equipment 1.8%
[a]	Sensata Technologies Holding PLC	United States	1,052,926	56,721,124

	Electronic Equipment, Instruments & Components 1.0%
	Corning Inc.	United States	1,131,869	32,948,707

	Energy Equipment & Services 1.6%
	Baker Hughes Co., A	United States	663,295	17,000,251
	Schlumberger Ltd.	United States	893,500	35,918,700

				52,918,951

	Entertainment 2.2%
	The Walt Disney Co.	United States	482,642	69,804,512

Annual Report	MS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/ Rights/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Equity Real Estate Investment Trusts (REITs) 1.4%
	Alexander’s Inc.	United States	31,168	$10,296,349
	Vornado Realty Trust	United States	496,915	33,044,847

				43,341,196

	Food & Staples Retailing 2.7%
	The Kroger Co.	United States	1,747,360	50,655,966
	Walgreens Boots Alliance Inc.	United States	595,730	35,124,241

				85,780,207

	Food Products 3.0%
	Archer-Daniels-Midland Co.	United States	657,200	30,461,220
	Conagra Brands Inc.	United States	382,465	13,095,602
	The Kraft Heinz Co.	United States	1,686,635	54,191,582

				97,748,404

	Health Care Equipment & Supplies 3.1%
	Medtronic PLC	United States	871,507	98,872,469

	Health Care Providers & Services 1.7%
	CVS Health Corp.	United States	731,362	54,332,883

	Household Durables 3.0%
	Lennar Corp., A	United States	570,094	31,805,544
	Newell Brands Inc.	United States	2,394,574	46,023,713
	Toll Brothers Inc.	United States	460,200	18,182,502

				96,011,759

	Household Products 0.7%
	Energizer Holdings Inc.	United States	428,700	21,529,314

	Independent Power & Renewable Electricity Producers 0.1%
	Vistra Energy Corp.	United States	170,478	3,919,289

	Industrial Conglomerates 1.1%
	General Electric Co.	United States	3,184,898	35,543,462

	Insurance 8.2%
[a]	Alleghany Corp.	United States	91,903	73,482,882
	American International Group Inc.	United States	1,371,086	70,377,845
	Chubb Ltd.	United States	46,099	7,175,770
	Everest Re Group Ltd.	United States	116,329	32,204,520
	The Hartford Financial Services Group Inc.	United States	904,974	54,995,270
	MetLife Inc.	United States	506,303	25,806,264

				264,042,551

	IT Services 1.6%
	Cognizant Technology Solutions Corp., A	United States	804,421	49,890,190

	Machinery 0.8%
	CNH Industrial NV	United Kingdom	605,230	6,644,817
	CNH Industrial NV, special voting	United Kingdom	1,844,814	20,254,205

				26,899,022

MS-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/ Rights/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)

	Media 6.3%
a	Charter Communications Inc., A	United States	153,748	$74,580,080
	Comcast Corp., A	United States	1,246,110	56,037,567
a	Discovery Inc., C	United States	1,152,073	35,126,706
a	DISH Network Corp., A	United States	696,483	24,704,252
a	iHeartMedia Inc., A	United States	717,645	12,128,200
a,b	iHeartMedia Inc., B	United States	12,783	183,628

				202,760,433

	Oil, Gas & Consumable Fuels 7.7%
	BP PLC	United Kingdom	7,231,237	45,167,074
	Kinder Morgan Inc.	United States	2,748,517	58,186,105
	Marathon Oil Corp.	United States	2,662,301	36,154,048
	Occidental Petroleum Corp.	United States	508,819	20,968,431
	Plains All American Pipeline LP	United States	930,400	17,110,056
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	409,528	12,016,673
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	696,358	20,613,211
	The Williams Cos. Inc.	United States	1,534,284	36,393,216

				246,608,814

	Pharmaceuticals 9.9%
	Allergan PLC	United States	187,800	35,901,726
a	Bristol-Myers Squibb Co., rts., 2/01/49	United States	401,188	1,207,576
	Eli Lilly & Co.	United States	500,301	65,754,561
	GlaxoSmithKline PLC	United Kingdom	3,070,511	72,347,273
	Merck & Co. Inc.	United States	456,132	41,485,205
	Novartis AG, ADR	Switzerland	808,869	76,591,806
	Perrigo Co. PLC	United States	446,400	23,061,024

				316,349,171

	Software 3.1%
a	Avaya Holdings Corp.	United States	116	1,566
a	Avaya Holdings Corp., wts., 12/15/22	United States	91,551	109,861
	NortonLifeLock Inc.	United States	2,284,561	58,301,997
	Oracle Corp.	United States	756,881	40,099,555

				98,512,979

	Specialty Retail 0.2%
a,b	TRU Kids Parent LLC	United States	2,040	7,609,922
a,b	Wayne Services Legacy Inc.	United States	2,039	—

				7,609,922

	Technology Hardware, Storage & Peripherals 4.3%
	Hewlett Packard Enterprise Co.	United States	2,038,215	32,326,090
	Samsung Electronics Co. Ltd.	South Korea	1,327,497	64,078,697
	Western Digital Corp.	United States	644,800	40,925,456

				137,330,243

Annual Report	MS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/ Rights/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)

	Textiles, Apparel & Luxury Goods 1.2%
	PVH Corp.	United States	364,405	$38,317,186

	Tobacco 3.1%
	Altria Group Inc.	United States	570,425	28,469,912
	British American Tobacco PLC	United Kingdom	1,052,864	45,062,159
	British American Tobacco PLC, ADR	United Kingdom	372,933	15,834,735
	Imperial Brands PLC	United Kingdom	393,858	9,749,549

				99,116,355

	Wireless Telecommunication Services 0.4%
	Vodafone Group PLC	United Kingdom	7,301,663	14,192,701

	Total Common Stocks and Other Equity Interests (Cost $2,059,518,038)			2,902,354,249

			Principal Amount

	Corporate Notes and Senior Floating Rate Interests 3.8%
d	Banff Merger Sub Inc., senior note, 144A, 9.75%, 9/01/26	United States	$18,444,000	18,721,121
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	22,633,000	11,097,232
	senior note, 11.00%, 9/15/25	United States	25,535,000	12,448,313
	[d] senior secured note, first lien, 144A, 8.00%, 4/01/27	United States	6,148,000	6,436,034
e	Veritas U.S. Inc,
	Term Loan B1, 6.299%, (1-month USD LIBOR + 4.50%), 1/27/23	United States	14,532,614	14,048,198
	Term Loan B1, 6.445%, (3-month USD LIBOR + 4.50%), 1/27/23	United States	2,791,821	2,698,761
d	Veritas U.S. Inc./Veritas Bermuda Ltd.,
	senior note, 144A, 7.50%, 2/01/23	United States	2,856,000	2,857,185
	senior note, 144A, 10.50%, 2/01/24	United States	23,445,000	21,754,967
e	Windstream Services LLC,
	[f] Revolving Commitment, 7.75%, (Prime + 3.00%), 4/24/20	United States	26,279,371	24,636,911
	Term Loan B6, 9.75%, (Prime + 5.00%), 3/30/21	United States	6,671,000	6,400,584

	Total Corporate Notes and Senior Floating Rate Interests (Cost $141,734,288)			121,099,306

	Corporate Notes in Reorganization (Cost $9,381,238) 0.0%†
d,g	McDermott Technology Americas Inc., senior note, 144A, 10.625%, 5/01/24	United States	9,797,000	860,274

			Shares

	Companies in Liquidation 0.0%†
a,b,h	Clear Channel Communications Inc., Contingent Distribution	United States	26,449,000	—
a,b,h	iHeartCommunications Inc., Contingent Distribution	United States	45,914,872	—
a,b,h	Tribune Media, Litigation Trust, Contingent Distribution	United States	395,935	—
a,b,h	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	90,618,405	49,840

MS-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value
	Companies in Liquidation (continued)
a,b,h	Walter Energy Inc., Litigation Trust, Contingent Distribution	United States	6,301,000	$—

	Total Companies in Liquidation (Cost $2,834,274)			49,840

	Total Investments before Short Term Investments (Cost $2,213,467,838)			3,024,363,669

			Principal Amount

	Short Term Investments 5.9%

	U.S. Government and Agency Securities 5.9%
i	FHLB, 1/02/20	United States	$48,900,000	48,900,000
i	U.S. Treasury Bill,
	[j] 3/05/20 - 3/19/20	United States	35,500,000	35,398,533
	1/02/20 - 6/25/20	United States	105,000,000	104,631,101

	Total U.S. Government and Agency Securities (Cost $188,860,811)			188,929,634

	Total Investments (Cost $2,402,328,649) 100.1%			3,213,293,303

	Securities Sold Short (0.4)%			(14,400,942)

	Other Assets, less Liabilities 0.3%			11,637,020

	Net Assets 100.0%			$3,210,529,381

			Shares
[k]	Securities Sold Short (Proceeds $12,428,238) (0.4)%
	Common Stocks (0.4)%

	Biotechnology (0.4)%
	AbbVie Inc.	United States	162,649	(14,400,942)

†Rounds to less than 0.1% of net assets.

[a]Non-income producing.

[b]Fair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

[c]See Note 8 regarding restricted securities.

[d]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $50,629,581, representing 1.6% of net assets.

[e]See Note 1(g) regarding senior floating rate interests.

[f]A portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

[g]See Note 7 regarding credit risk and defaulted securities.

[h]Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

[i]The security was issued on a discount basis with no stated coupon rate.

[j]A portion or all of the security has been segregated as collateral for securities sold short and open forward exchange contracts. At December 31, 2019, the aggregate value of these securities pledged amounted to $9,086,774, representing 0.3% of net assets.

[k]See Note 1(e) regarding securities sold short.

Annual Report	MS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

At December 31, 2019, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	211	$29,756,275	3/16/20	$(285,724)
GBP/USD	Short	675	56,075,625	3/16/20	(434,543)

Total Futures Contracts					$(720,267)

*As of period end.

At December 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA	Buy	2,357,999	$2,634,337	1/15/20	$12,587	$—
Euro	BOFA	Sell	23,751,736	26,419,769	1/15/20	—	(242,255)
Euro	HSBK	Buy	265,000	297,743	1/15/20	—	(273)
Euro	HSBK	Buy	2,309,661	2,567,345	1/15/20	25,317	—
British Pound	BOFA	Buy	2,654,040	3,440,886	1/16/20	75,929	—
British Pound	BOFA	Sell	1,148,314	1,502,132	1/16/20	—	(19,476)
British Pound	HSBK	Sell	23,503,287	30,378,116	1/16/20	—	(765,611)
South Korean Won	HSBK	Sell	45,586,583,448	38,567,286	1/17/20	—	(881,159)
South Korean Won	UBSW	Sell	28,177,114,854	23,792,210	1/17/20	—	(590,915)

Total Forward Exchange Contracts						$113,833	$(2,499,689)

Net unrealized appreciation (depreciation)							$(2,385,856)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 9 regarding other derivative information.

See Abbreviations on page MS-31.

MS-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Franklin Mutual Shares VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,402,328,649

Value - Unaffiliated issuers	$3,213,293,303
Cash	377,832
Foreign currency, at value (cost $389,179)	396,623
Receivables:
Investment securities sold	4,917,521
Capital shares sold	76,963
Dividends and interest	10,432,193
European Union tax reclaims	1,795,174
Deposits with brokers for:
Securities sold short	14,698,388
Futures contracts	2,116,140
Unrealized appreciation on OTC forward exchange contracts	113,833
Other assets	847,490

Total assets	3,249,065,460

Liabilities:
Payables:
Investment securities purchased	16,568,985
Capital shares redeemed	1,332,326
Management fees	1,823,724
Distribution fees	652,012
Variation margin on futures contracts	695,853
Securities sold short, at value (proceeds $12,428,238)	14,400,942
Unrealized depreciation on OTC forward exchange contracts	2,499,689
Accrued expenses and other liabilities	562,548

Total liabilities	38,536,079

Net assets, at value	$3,210,529,381

Net assets consist of:
Paid-in capital	$2,261,034,664
Total distributable earnings (losses)	949,494,717

Net assets, at value	$3,210,529,381

Class 1:
Net assets, at value	$ 158,431,333

Shares outstanding	8,256,970

Net asset value and maximum offering price per share	$19.19

Class 2:
Net assets, at value	$2,931,752,809

Shares outstanding	155,882,081

Net asset value and maximum offering price per share	$18.81

Class 4:
Net assets, at value	$ 120,345,239

Shares outstanding	6,337,390

Net asset value and maximum offering price per share	$18.99

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Franklin Mutual Shares VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 79,438,336
Interest:
Unaffiliated issuers	21,341,565
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	253,088
Non-controlled affiliates (Note 3e)	47,926
Other income (Note 1h)	223,118

Total investment income	101,304,033

Expenses:
Management fees (Note 3a)	22,367,019
Distribution fees: (Note 3c)
Class 2	7,049,418
Class 4	402,943
Custodian fees (Note 4)	85,083
Reports to shareholders	485,988
Professional fees[a]	(194,465)
Trustees’ fees and expenses	19,788
Dividends and interest on securities sold short	569,637
Other	61,769

Total expenses	30,847,180
Expense reductions (Note 4)	(17,169)
Expenses waived/paid by affiliates (Note 3e)	(8,871)

Net expenses	30,821,140

Net investment income	70,482,893

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	95,233,800
Realized gain distributions from REITs	141,370
Foreign currency transactions	495,056
Forward exchange contracts	5,238,183
Futures contracts	1,329,818
Securities sold short	(6,921,402)

Net realized gain (loss)	95,516,825

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	508,856,878
Translation of other assets and liabilities denominated in foreign currencies	(20,880)
Forward exchange contracts	(1,434,738)
Futures contracts	(884,259)
Securities sold short	(8,907,834)

Net change in unrealized appreciation (depreciation)	497,609,167

Net realized and unrealized gain (loss)	593,125,992

Net increase (decrease) in net assets resulting from operations	$663,608,885

MS-18	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the year ended December 31, 2019

*Foreign taxes withheld on dividends	$1,359,043

aIncludes unaffiliated reimbursement of legal fees incurred in connection with certain fund holdings.

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Shares VIP Fund

	Year Ended December 31,

	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$70,482,893	$60,982,102
Net realized gain (loss)	95,516,825	308,792,402
Net change in unrealized appreciation (depreciation)	497,609,167	(689,920,400)

Net increase (decrease) in net assets resulting from operations	663,608,885	(320,145,896)

Distributions to shareholders:
Class 1	(35,828,591)	(37,929,843)
Class 2	(330,340,832)	(194,310,469)
Class 4	(13,089,406)	(7,177,027)

Total distributions to shareholders	(379,258,829)	(239,417,339)

Capital share transactions: (Note 2)
Class 1	(436,530,771)	(27,996,947)
Class 2	198,182,849	(506,425,142)
Class 4	5,322,730	(365,846)

Total capital share transactions	(233,025,192)	(534,787,935)

Net increase (decrease) in net assets	51,324,864	(1,094,351,170)
Net assets:
Beginning of year	3,159,204,517	4,253,555,687

End of year	$3,210,529,381	$3,159,204,517

MS-20	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Mutual Shares VIP Fund

1.   Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Annual Report	MS-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

1.   Organization and Significant Accounting

Policies (continued)

a.   Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to

MS-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2019, the Fund had OTC derivatives in a net liability position of $2,385,856 and the aggregate value of collateral pledged for such contracts was $1,727,954.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

e.   Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any

Annual Report	MS-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

1.    Organization and Significant Accounting Policies (continued)

e.    Securities Sold Short (continued)

dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f.    Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2019, the Fund had no securities on loan.

g.    Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

h.    Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a

MS-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

i.    Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

j.    Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k.    Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report	MS-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

2.    Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	765,653	$14,772,259	1,228,202	$23,646,682

Shares issued in reinvestment of distributions	2,031,099	35,828,591	1,881,441	37,929,843

Shares redeemed	(24,880,289)	(487,131,621)	(4,336,171)	(89,573,472)

Net increase (decrease)	(22,083,537)	$(436,530,771)	(1,226,528)	$(27,996,947)

Class 2 Shares:

Shares sold	29,854,091	$583,466,693	14,955,793	$302,887,079

Shares issued in reinvestment of distributions	19,094,846	330,340,832	9,803,757	194,310,469

Shares redeemed	(37,705,675)	(715,624,676)	(50,860,562)	(1,003,622,690)

Net increase (decrease)	11,243,262	$198,182,849	(26,101,012)	$(506,425,142)

Class 4 Shares:

Shares sold	625,179	$11,842,479	743,333	$14,855,135

Shares issued in reinvestment of distributions	749,250	13,089,406	358,852	7,177,027

Shares redeemed	(1,022,438)	(19,609,155)	(1,104,232)	(22,398,008)

Net increase (decrease)	351,991	$5,322,730	(2,047)	$(365,846)

3.    Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

MS-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

a.    Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.595%	Over $15 billion, up to and including $20 billion
0.585%	Over $20 billion, up to and including $25 billion
0.565%	Over $25 billion, up to and including $30 billion
0.555%	Over $30 billion, up to and including $35 billion
0.545%	In excess of $35 billion

b.    Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.    Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.    Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.    Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Income from securities loaned

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$ —	$121,376,000	$(121,376,000)	$ —	$ —	$ —	—	$47,926

Annual Report	MS-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

3.    Transactions with Affiliates (continued)

f.    Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2019, these purchase and sale transactions aggregated $0 and $4,607,489, respectively.

4.    Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.    Income Taxes

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$66,965,945	$94,583,983
Long term capital gain	312,292,884	144,833,356

	$379,258,829	$239,417,339

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$2,418,505,668

Unrealized appreciation	$895,224,355
Unrealized depreciation	(117,941,295)

Net unrealized appreciation (depreciation)	$777,283,060

Distributable earnings:
Undistributed ordinary income	$91,385,739
Undistributed long term capital gains	79,022,349

Total distributable earnings	$170,408,088

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and wash sales.

6.    Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2019, aggregated $1,167,301,560 and $1,477,326,286, respectively.

MS-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2019, the aggregate long value of distressed company securities for which interest recognition has been discontinued represents less than 0.1% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value

1,730,515	International Automotive Components Group Brazil LLC, (Value is 0.0%† of Net Assets)	4/13/06 - 12/26/08	$1,149,241	$62,818

†Rounds to less than 0.1% of net assets.

9. Other Derivative Information

At December 31, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$ —	Variation margin on futures contracts	$ 720,267	[a]
	Unrealized appreciation on OTC forward exchange contracts	113,833	Unrealized depreciation on OTC forward exchange contracts	2,499,689

Totals		$113,833		$3,219,956

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

Annual Report	MS-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

9. Other Derivative Information (continued)

For the year ended December 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$5,238,183	Forward exchange contracts	$(1,434,738)
	Futures contracts	1,329,818	Futures contracts	(884,259)

Totals		$6,568,001		$(2,318,997)

For the year ended December 31, 2019, the average month end notional amount of futures contracts represented $96,195,661. The average month end contract value of forward exchange contracts was $116,464,877.

See Note 1(d) regarding derivative financial instruments.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

MS-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$—	$—	$62,818	$62,818
Machinery	6,644,817	20,254,205	—	26,899,022
Media	202,576,805	—	183,628	202,760,433
Specialty Retail	—	—	7,609,922[c]	7,609,922
All Other Equity Investments	2,665,022,054	—	—	2,665,022,054
Corporate Notes and Senior Floating Rate Interests	—	121,959,580	—	121,959,580
Companies in Liquidation	—	—	49,840[c]	49,840
Short Term Investments	140,029,634	48,900,000	—	188,929,634

Total Investments in Securities	$3,014,273,310	$191,113,785	$7,906,208	$3,213,293,303

Other Financial Instruments:
Forward Exchange Contracts	$—	$113,833	$—	$113,833

Liabilities:
Other Financial Instruments:
Securities Sold Short	$14,400,942	$—	$—	$14,400,942
Futures Contracts	720,267	—	—	720,267
Forward Exchange Contracts	—	2,499,689	—	2,499,689

Total Other Financial Instruments	$15,121,209	$2,499,689	$—	$17,620,898

a For detailed categories, see the accompanying Statement of Investments.

b Includes common stocks as well as other equity interests.

cIncludes securities determined to have no value at December 31, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt

HSBK	HSBC Bank PLC	GBP	British Pound	FHLB	Federal Home Loan Bank

UBSW	UBS AG	USD	United States Dollar	LIBOR	London InterBank Offered Rate

Annual Report	MS-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Mutual Shares VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual Shares VIP Fund (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

MS-32	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Mutual Shares VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $312,292,884 as a long term capital gain dividend for the fiscal year ended December 31, 2019.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 72.64% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2019.

Annual Report	MS-33

This page intentionally left blank.

Franklin Rising Dividends VIP Fund

This annual report for Franklin Rising Dividends VIP Fund covers the fiscal year ended December 31, 2019.

Class 1 Performance Summary as of December 31, 2019

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/19	1-Year	5-Year	10-Year
Average Annual Total Return	+29.58%	+10.86%	+13.09%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/10–12/31/19)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FRD-1

FRANKLIN RISING DIVIDENDS VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. For stocks paying dividends, dividends are not guaranteed, and can increase, decrease or be totally eliminated without notice. Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered relatively more speculative. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the S&P 500 posted a +31.49% total return for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

U.S. equities, as measured by the S&P 500, posted strong returns during the reporting period, driven by the U.S. Federal Reserve’s (Fed’s) monetary policy easing, solid domestic economic growth and diminished concerns about the global economy and trade relations. Stocks gained sharply early in the year and experienced heightened volatility in May and September before reaching record price highs near the end of 2019. The decline in market volatility reflected many market participants’ shift from growth concerns to a more optimistic outlook.

The Fed provided a substantial boost to equity markets early in the reporting period as it shifted to a more accommodative monetary policy. In January 2019, the Fed signaled the end of its tightening cycle and cut the federal funds rate three times thereafter, lowering it to a range of 1.50%–1.75%. Stocks responded positively to the interest-rate cuts and gained further in December 2019 after the Fed indicated it would likely leave interest rates unchanged in 2020.

Solid U.S. economic growth also supported equities, as healthy consumer spending and a strong labor market kept the economy afloat. The unemployment rate fell during the year, reaching 3.5% in September, November and December 2019, the lowest recorded unemployment rate in 50 years.2 Wages also grew, albeit at a moderate pace, and inflation remained persistently low. In addition, deficit spending by the U.S. government boosted current growth at the expense of long-term debt. Despite the strength in the consumer sector, some parts of the economy struggled, particularly heavy industry. Annual industrial production contracted late in the reporting period, manufacturing output stalled and capital spending declined.

International and trade developments also impacted U.S. stocks during the period. Investors were concerned about slowing global growth and the impact it might have on U.S. equities, but some market participants’ predictions of a global recession did not materialize as growth proved resilient amid a series of interest-rate cuts by many central banks. The trade war between the U.S. and China was a dominant theme over the period, and stocks fluctuated as many investors responded to the latest developments, both positive and negative. However, by period-end, markets were reassured by a phase one trade agreement between the two countries, which lowered certain tariffs and addressed some of the principal areas of conflict.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FRD-2	Annual Report

FRANKLIN RISING DIVIDENDS VIP FUND

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

Manager’s Discussion

During the fiscal year ended December 31, 2019, some holdings that contributed to absolute performance included Dover, Accenture and Microsoft. Microsoft is listed among the Fund’s largest positions in the Top 10 Holdings table on page FRD-4.

Strong earnings supported share price performance of electrical equipment company Dover during the period. Despite a weaker economic environment, Dover posted solid organic revenue growth and robust free cash flow in recent quarters. Order growth also improved, which we believe can bolster Dover’s overall growth in 2020.

The stock performance of technology outsourcing firm Accenture supported relative returns in 2019, as investors responded favorably to strong earnings growth, boosting the company’s stock price. The company’s robust financial results have been driven by strong growth in digital, cloud and security-related services. Late in 2019, Accenture also increased its full-year 2020 revenue growth forecast on strong consulting and outsourcing bookings growth.

Business software company Microsoft contributed to performance as it posted solid financial results across its businesses during the year. We believe the company can continue to demonstrate solid growth as the transition to cloud computing leads customers to potentially adopt more of its software and services. We also believe that the company can continue to raise its dividend over time as earnings per share continue to grow.

Conversely, some holdings that detracted from absolute performance included Albemarle, Occidental Petroleum and Gap.

Shares of Albemarle, a specialty chemicals producer, declined in price amid concerns about lithium oversupply and pricing implications. In response, Albemarle announced

Portfolio Composition

Based on Total Net Assets as of 12/31/19

steps to curtail capital expenditures to moderate supply growth over the next few years. While lithium pricing may soften over the coming year, we believe the company’s leading resource base provides solid growth prospects as demand continues to accelerate.

The performance of Occidental Petroleum stock also detracted from performance. The company acquired oil and gas exploration and production firm Anadarko Petroleum (not a Fund holding) during the period. While the transaction gives Occidental Petroleum a greater presence in the U.S.

Annual Report	FRD-3

FRANKLIN RISING DIVIDENDS VIP FUND

Top 10 Holdings

12/31/19

Company Sector/Industry	% of Total Net Assets
Microsoft Corp. Software & Services	7.2%
Roper Technologies Inc. Industrial Conglomerates	5.5%
Stryker Corp. Health Care Equipment & Services	3.8%
Accenture PLC Software & Services	3.8%
Linde PLC (United Kingdom) Materials	3.7%
Honeywell International Inc. Industrial Conglomerates	3.6%
Becton, Dickinson and Co. Health Care Equipment & Services	3.5%
Air Products and Chemicals Inc. Materials	3.4%
Texas Instruments Inc. Semiconductors & Semiconductor Equipment	3.2%
Analog Devices Inc. Semiconductors & Semiconductor Equipment	3.2%

shale-producing Permian Basin and allows the company to reduce costs, concerns about the financing needed to complete the transaction weighed on Occidental’s stock price.

Shares of apparel retailer Gap weighed on relative performance amid a more challenging environment for retail stocks in general. Gap has also missed earnings guidance in recent quarters due to weaker same-store sales comparisons and pressure from higher tariff and labor costs. Gap’s decision to spin off its Old Navy brand has also created greater uncertainty around the stock.

Thank you for your participation in Franklin Rising Dividends VIP Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-4	Annual Report

FRANKLIN RISING DIVIDENDS VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/19[1], [2]	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/191, [2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,075.60	$3.30	$1,022.03	$3.21	0.63%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	FRD-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Rising Dividends VIP Fund

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$25.75	$29.21	$25.51	$25.26	$29.63

Income from investment operations[a]:

Net investment income[b]	0.37	0.39	0.40	0.42	0.45

Net realized and unrealized gains (losses)	6.77	(1.65)	4.76	3.45	(1.33)

Total from investment operations	7.14	(1.26)	5.16	3.87	(0.88)

Less distributions from:

Net investment income	(0.45)	(0.44)	(0.48)	(0.44)	(0.48)

Net realized gains	(4.54)	(1.76)	(0.98)	(3.18)	(3.01)

Total distributions	(4.99)	(2.20)	(1.46)	(3.62)	(3.49)

Net asset value, end of year	$27.90	$25.75	$29.21	$25.51	$25.26

Total return[c]	29.58%	(4.84)%	20.85%	16.33%	(3.42)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.63%	0.62%	0.62%	0.63%	0.63%

Expenses net of waiver and payments by affiliates	0.63% [d,e]	0.62% [d,e]	0.62% [d,e]	0.62% [d]	0.63% [e]

Net investment income	1.34%	1.38%	1.49%	1.67%	1.65%

Supplemental data

Net assets, end of year (000’s)	$150,864	$157,838	$216,015	$181,072	$143,376

Portfolio turnover rate	7.26% [f]	3.09% [f]	3.36%	6.66%	4.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 8.

FRD-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$25.04	$28.46	$24.89	$24.72	$29.06

Income from investment operations[a]:

Net investment income[b]	0.29	0.31	0.33	0.35	0.37

Net realized and unrealized gains (losses)	6.57	(1.61)	4.63	3.37	(1.29)

Total from investment operations	6.86	(1.30)	4.96	3.72	(0.92)

Less distributions from:

Net investment income	(0.37)	(0.36)	(0.41)	(0.37)	(0.41)

Net realized gains	(4.54)	(1.76)	(0.98)	(3.18)	(3.01)

Total distributions	(4.91)	(2.12)	(1.39)	(3.55)	(3.42)

Net asset value, end of year	$26.99	$25.04	$28.46	$24.89	$24.72

Total return[c]	29.23%	(5.07)%	20.56%	16.04%	(3.65)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.88%	0.87%	0.87%	0.88%	0.88%

Expenses net of waiver and payments by affiliates	0.88% [d,e]	0.87% [d,e]	0.87% [d,e]	0.87% [d]	0.88% [e]

Net investment income	1.09%	1.13%	1.24%	1.42%	1.40%

Supplemental data

Net assets, end of year (000’s)	$1,387,688	$1,106,334	$1,640,883	$1,530,374	$1,310,783

Portfolio turnover rate	7.26% [f]	3.09% [f]	3.36%	6.66%	4.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 8.

The accompanying notes are an integral part of these financial statements. | Annual Report	FRD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 4

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$25.11	$28.54	$24.98	$24.81	$29.19

Income from investment operations[a]:

Net investment income[b]	0.26	0.29	0.30	0.32	0.35

Net realized and unrealized gains (losses)	6.60	(1.62)	4.65	3.39	(1.31)

Total from investment operations	6.86	(1.33)	4.95	3.71	(0.96)

Less distributions from:

Net investment income	(0.35)	(0.34)	(0.41)	(0.36)	(0.41)

Net realized gains	(4.54)	(1.76)	(0.98)	(3.18)	(3.01)

Total distributions	(4.89)	(2.10)	(1.39)	(3.54)	(3.42)

Net asset value, end of year	$27.08	$25.11	$28.54	$24.98	$24.81

Total return[c]	29.16%	(5.16)%	20.40%	15.93%	(3.75)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.98%	0.97%	0.97%	0.98%	0.98%

Expenses net of waiver and payments by affiliates	0.98% [d,e]	0.97% [d,e]	0.97% [d,e]	0.97% [d]	0.98% [e]

Net investment income	0.99%	1.03%	1.14%	1.32%	1.30%

Supplemental data

Net assets, end of year (000’s)	$46,539	$32,825	$36,407	$28,579	$20,453

Portfolio turnover rate	7.26% [f]	3.09% [f]	3.36%	6.66%	4.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 8.

FRD-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2019

Franklin Rising Dividends VIP Fund

		Shares	Value

	Common Stocks 98.7%

	Aerospace & Defense 6.6%
	The Boeing Co.	54,325	$17,696,912
	General Dynamics Corp.	159,352	28,101,725
	Raytheon Co.	111,624	24,528,258
	United Technologies Corp.	223,607	33,487,384

			103,814,279

	Building Products 1.4%
	Johnson Controls International PLC	552,410	22,488,611

	Commercial & Professional Services 2.2%
	Cintas Corp.	104,872	28,218,958
	Matthews International Corp., A	182,117	6,951,406

			35,170,364

	Consumer Durables & Apparel 2.1%
	NIKE Inc., B	320,284	32,447,972

	Consumer Services 1.7%
	McDonald’s Corp.	135,599	26,795,718

	Diversified Financials 0.3%
	State Street Corp.	57,541	4,551,493

	Electrical Equipment 0.6%
	nVent Electric PLC	383,926	9,820,827

	Energy 5.2%
a	Apergy Corp.	186,565	6,302,166
	Chevron Corp.	174,594	21,040,323
	EOG Resources Inc.	190,961	15,994,893
	Exxon Mobil Corp.	160,861	11,224,881
	Occidental Petroleum Corp.	308,985	12,733,272
	Schlumberger Ltd.	358,692	14,419,418

			81,714,953

	Food & Staples Retailing 1.5%
	Walgreens Boots Alliance Inc.	18,077	1,065,820
	Walmart Inc.	196,608	23,364,895

			24,430,715

	Food, Beverage & Tobacco 4.2%
	Bunge Ltd.	269,004	15,481,180
	McCormick & Co. Inc.	150,647	25,569,316
	PepsiCo Inc.	191,430	26,162,738

			67,213,234

	Health Care Equipment & Services 15.4%
	Abbott Laboratories	349,995	30,400,566
	Becton, Dickinson and Co.	202,415	55,050,808
	CVS Health Corp.	167,393	12,435,626
	Dentsply Sirona Inc.	59,392	3,360,993
	Medtronic PLC	438,254	49,719,916

Annual Report	FRD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Rising Dividends VIP Fund (continued)

	Shares	Value

Common Stocks (continued)

Health Care Equipment & Services (continued)
Stryker Corp.	288,545	$60,577,137
West Pharmaceutical Services Inc.	219,601	33,012,618

		244,557,664

Household & Personal Products 2.9%
Colgate-Palmolive Co.	273,440	18,823,610
The Procter & Gamble Co.	220,394	27,527,210

		46,350, 820

Industrial Conglomerates 9.7%
Carlisle Cos. Inc.	69,002	11,167,284
Honeywell International Inc.	318,575	56,387,775
Roper Technologies Inc.	245,183	86,851,174

		154,406,233

Insurance 1.7%
Aflac Inc.	257,104	13,600,802
Erie Indemnity Co., A	76,670	12,727,220

		26,328,022

Machinery 3.4%
Donaldson Co. Inc.	205,297	11,829,213
Dover Corp.	233,088	26,865,723
Pentair PLC	340,594	15,623,047

		54,317,983

Materials 11.2%
Air Products and Chemicals Inc.	229,667	53,969,448
Albemarle Corp.	528,947	38,634,289
Ecolab Inc.	100,809	19,455,129
Linde PLC (United Kingdom)	275,532	58,660,763
Nucor Corp.	130,102	7,322,140

		178,041,769

Media & Entertainment 0.1%
John Wiley & Sons Inc., A	31,848	1,545,265

Pharmaceuticals, Biotechnology & Life Sciences 3.7%
AbbVie Inc.	134,736	11,929,525
Johnson & Johnson	220,129	32,110,217
Perrigo Co. PLC	119,563	6,176,625
Pfizer Inc.	204,715	8,020,734

		58,237,101

Retailing 4.1%
Lowe’s Cos. Inc.	102,872	12,319,951
Ross Stores Inc.	166,730	19,410,706
Target Corp.	128,337	16,454,087
Tiffany & Co.	120,530	16,108,834

		64,293,578

FRD-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Rising Dividends VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment 6.4%
	Analog Devices Inc.	422,419	$50,200,274
	Texas Instruments Inc.	395,268	50,708,932

			100,909,206

	Software & Services 12.0%
	Accenture PLC, A	285,378	60,092,045
	Microsoft Corp.	723,328	114,068,826
	Visa Inc., A	80,662	15,156,390

			189,317,261

	Trading Companies & Distributors 0.7%
	W.W. Grainger Inc.	34,393	11,642,718

	Transportation 1.6%
	Norfolk Southern Corp.	45,047	8,744,974
	United Parcel Service Inc., B	143,967	16,852,777

			25,597,751

	Total Common Stocks (Cost $759,125,903)		1,563,993,537

	Short Term Investments (Cost $17,735,928) 1.1%

	Money Market Funds 1.1%
b,c	Institutional Fiduciary Trust Money Market Portfolio, 1.26%	17,735,928	17,735,928

	Total Investments (Cost $776,861,831) 99.8%		1,581,729,465

	Other Assets, less Liabilities 0.2%		3,361,835

	Net Assets 100.0%		$1,585,091,300

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements. | Annual Report	FRD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Franklin Rising Dividends VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$759,125,903
Cost - Non-controlled affiliates (Note 3e)	17,735,928

Value - Unaffiliated issuers	$1,563,993,537
Value - Non-controlled affiliates (Note 3e)	17,735,928
Receivables:
Investment securities sold	6,295,282
Capital shares sold	306,378
Dividends	2,118,202
Other assets	163

Total assets	1,590,449,490

Liabilities:
Payables:
Investment securities purchased	3,159,159
Capital shares redeemed	885,425
Management fees	821,044
Distribution fees	305,489
Accrued expenses and other liabilities	187,073

Total liabilities	5,358,190

Net assets, at value	$1,585,091,300

Net assets consist of:
Paid-in capital	$693,868,963
Total distributable earnings (losses)	891,222,337

Net assets, at value	$1,585,091,300

Class 1:
Net assets, at value	$150,864,298

Shares outstanding	5,407,633

Net asset value and maximum offering price per share	$27.90

Class 2:
Net assets, at value	$1,387,688,420

Shares outstanding	51,407,676

Net asset value and maximum offering price per share	$26.99

Class 4:
Net assets, at value	$46,538,582

Shares outstanding	1,718,696

Net asset value and maximum offering price per share	$27.08

FDR-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Franklin Rising Dividends VIP Fund

Investment income:
Dividends:
Unaffiliated issuers	$29,959,717
Non-controlled affiliates (Note 3e)	615,331

Total investment income	30,575,048

Expenses:
Management fees (Note 3a)	9,600,864
Distribution fees: (Note 3c)
Class 2	3,334,309
Class 4	136,693
Custodian fees (Note 4)	13,898
Reports to shareholders	176,250
Professional fees	57,984
Trustees’ fees and expenses	9,165
Other	35,092

Total expenses	13,364,255
Expense reductions (Note 4)	(1,496)
Expenses waived/paid by affiliates (Note 3e)	(109,752)

Net expenses	13,253,007

Net investment income	17,322,041

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:+
Unaffiliated issuers	82,812,044

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	279,796,675

Net realized and unrealized gain (loss)	362,608,719

Net increase (decrease) in net assets resulting from operations	$379,930,760

+Includes gains from a redemption in-kind (Note 8)	$10,655,992

The accompanying notes are an integral part of these financial statements. | Annual Report	FRD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Rising Dividends VIP Fund

	Year Ended December 31,

	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$17,322,041	$20,055,601
Net realized gain (loss)	82,812,044	314,858,432
Net change in unrealized appreciation (depreciation)	279,796,675	(398,447,639)

Net increase (decrease) in net assets resulting from operations	379,930,760	(63,533,606)

Distributions to shareholders:
Class 1	(28,799,833)	(13,329,516)
Class 2	(227,983,493)	(115,786,937)
Class 4	(6,300,776)	(2,574,964)

Total distributions to shareholders	(263,084,102)	(131,691,417)

Capital share transactions: (Note 2)
Class 1	(21,678,109)	(37,447,873)
Class 2	182,626,753	(364,402,663)
Class 4	10,299,225	766,328

Total capital share transactions	171,247,869	(401,084,208)

Net increase (decrease) in net assets	288,094,527	(596,309,231)
Net assets:
Beginning of year	1,296,996,773	1,893,306,004

End of year	$1,585,091,300	$1,296,996,773

FRD-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Rising Dividends VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Rising Dividends VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Annual Report	FRD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These

FRD-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	238,379	$6,420,546	296,177	$8,482,359

Shares issued in reinvestment of distributions	1,132,514	28,799,833	481,211	13,329,516

Shares redeemed	(2,092,688)	(56,898,488)	(2,043,710)	(59,259,748)

Net increase (decrease)	(721,795)	$(21,678,109)	(1,266,322)	$(37,447,873)

Class 2 Shares:

Shares sold	7,298,801	$200,248,939	3,479,467	$95,894,196

Shares issued in reinvestment of distributions	9,252,577	227,983,493	4,293,174	115,786,937

Shares redeemed in-kind (Note 8)	(897,175)	(22,646,135)	(5,455,397)	(147,395,561)

Shares redeemed	(8,430,854)	(222,959,544)	(15,794,114)	(428,688,235)

Net increase (decrease)	7,223,349	$182,626,753	(13,476,870)	$(364,402,663)

Annual Report	FRD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class 4 Shares:

Shares sold	415,831	$10,934,186	206,879	$5,727,225

Shares issued in reinvestment of distributions	254,783	6,300,776	95,123	2,574,964

Shares redeemed	(258,933)	(6,935,737)	(270,440)	(7,535,861)

Net increase (decrease)	411,681	$10,299,225	31,562	$766,328

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.750%	Up to and including $500 million

0.625%	Over $500 million, up to and including $1 billion

0.500%	Over $1 billion, up to and including $5 billion

0.490%	In excess of $5 billion

For the year ended December 31, 2019, the gross effective investment management fee rate was 0.621% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

FRD-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

					Net Change in		Number of
	Value at				Unrealized	Value at	Shares
	Beginning			Realized	Appreciation	End of	Held at End	Dividend
	of Year	Purchases	Sales	Gain (Loss)	(Depreciation)	Year	of Year	Income

Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$8,504,577	$239,899,829	$(230,668,478)	$ —	$ —	$17,735,928	17,735,928	$615,331

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from:
Ordinary income	$20,051,545	$28,678,971
Long term capital gain	243,032,557	103,012,446

	$263,084,102	$131,691,417

Annual Report	FRD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$779,980,316

Unrealized appreciation	$860,356,117

Unrealized depreciation	(58,606,968)

Net unrealized appreciation (depreciation)	$801,749,149

Distributable earnings:

Undistributed ordinary income	$20,920,086

Undistributed long term capital gains	68,249,399

Total distributable earnings	$89,169,485

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of gains realized on in-kind shareholder redemptions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $109,585,740 and $180,665,168, respectively. Sales of investments excludes in-kind transactions of $22,345,743.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

8. Redemptions In-Kind

During the years ended December 31, 2019 and 2018, the Fund realized $10,655,992 and $70,642,118, respectively, of net gains resulting from redemptions in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such gains are not taxable to the Fund and are not distributed to remaining shareholders, they are reclassified from accumulated net realized gains to paid-in capital.

FRD-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At December 31, 2019, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report	FRD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Rising Dividends VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Rising Dividends VIP Fund (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

FRD-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Rising Dividends VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $243,032,557 as a long term capital gain dividend for the fiscal year ended December 31, 2019.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2019.

Annual Report	FRD-23

This page intentionally left blank.

Franklin Small Cap Value VIP Fund

This annual report for Franklin Small Cap Value VIP Fund covers the fiscal year ended December 31, 2019.

Class 1 Performance Summary as of December 31, 2019

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/19	1-Year	5-Year	10-Year

Average Annual Total Return	+26.72%	+8.26%	+11.67%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/10–12/31/19)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell 2000® Value Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FSV-1

FRANKLIN SMALL CAP VALUE VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small capitalization companies are those with market capitalizations not exceeding either the highest market capitalization in the Russell 2000® Index or the 12-month average of the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase. The Fund generally invests in equity securities of companies that the manager believes are undervalued at the time of purchase and have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated, or may decline further in value. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and a small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund also may invest in equity real estate investment trusts (REITs). The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Russell 2000® Value Index posted a +22.39% total return for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s® 500 Index (S&P 500®), posted strong returns during the reporting period, driven by the U.S. Federal Reserve’s (Fed’s)

monetary policy easing, solid domestic economic growth and diminished concerns about the global economy and trade relations. Stocks gained sharply early in the year and experienced heightened volatility in May and September before reaching record price highs near the end of 2019. The decline in market volatility reflected many market participants’ shift from growth concerns to a more optimistic outlook.

The Fed provided a substantial boost to equity markets early in the reporting period as it shifted to a more accommodative monetary policy. In January 2019, the Fed signaled the end of its tightening cycle and cut the federal funds rate three times thereafter, lowering it to a range of 1.50%–1.75%. Stocks responded positively to the interest-rate cuts and gained further in December 2019 after the Fed indicated it would likely leave interest rates unchanged in 2020.

Solid U.S. economic growth also supported equities, as healthy consumer spending and a strong labor market kept the economy afloat. The unemployment rate fell during the year, reaching 3.5% in September, November and December 2019, the lowest recorded unemployment rate in 50 years.2 Wages also grew, albeit at a moderate pace, and inflation remained persistently low. In addition, deficit spending by the U.S. government boosted current growth at the expense of long-term debt. Despite the strength in the consumer sector, some parts of the economy struggled, particularly heavy industry. Annual industrial production contracted late in the reporting period, manufacturing output stalled and capital spending declined.

International and trade developments also impacted U.S. stocks during the period. Investors were concerned about slowing global growth and the impact it might have on U.S. equities, but some market participants’ predictions of a global recession did not materialize as growth proved resilient amid a series of interest-rate cuts by many central banks. The trade war between the U.S. and China was a dominant theme over the period, and stocks fluctuated as many investors responded to the latest developments, both positive and negative. However, by period-end, markets were reassured by a phase one trade agreement between the two countries, which lowered certain tariffs and addressed some of the principal areas of conflict.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FSV-2	Annual Report

FRANKLIN SMALL CAP VALUE VIP FUND

Investment Strategy

Our strategy is to invest in small-cap companies that we believe are undervalued at the time of purchase and have the potential for capital appreciation. A stock is undervalued, or is a “value,” when it trades at less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company’s worth. Following this strategy, the Fund invests in companies that the investment manager believes have, for example: stock prices that are low relative to current, or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price. The Fund also may invest in equity real estate investment trusts (REITs).

The Fund may invest up to 25% of its total assets in foreign securities.

Manager’s Discussion

For the fiscal year ended December 31, 2019, some contributors to Fund performance included Versum Materials, Crocs and Coherent.

Versum Materials, a specialty materials and equipment company that primarily supplies the semiconductor end market, agreed to be acquired by Merck (not a Fund holding) for $53 per share. The revised offer was higher than Merck’s initial $48 bid and substantially higher than Entegris’s (not a Fund holding) competing proposal of approximately $41 per share. Merck’s offer represented a 68% premium to Versum’s share price on the day prior to the announcement of the Entegris merger proposal. We exited the position at a significant premium to our purchase price.

Crocs, a designer and manufacturer of footwear, posted strong returns as accelerating brand momentum resulted in stronger-than-expected sales and margin expansion. The company’s investment in advertising and partnerships, along with a focus on tight inventory management and cost rationalization, could potentially drive future increases in revenues and earnings. However, we exited the position as it exceeded our price target.

Shares of Coherent, a developer and seller of lasers, laser-based technologies and laser-based system solutions, rose due to an improved 2020 capital expenditure outlook for organic light-emitting diode (OLED) displays. A temporary easing of the trade rhetoric between the U.S. and China was an added contributor. We maintain a position in the company as the introduction of new form factors in display technology (such as foldable OLED displays) and increased use of

Portfolio Composition

Based on Total Net Assets as of 12/31/19

lasers in manufacturing and aerospace and defense could lead to an increase in revenues and earnings.

Detractors from performance included OceanaGold, Caleres and Greenbrier Companies.

Shares of mid-tier gold producer OceanaGold declined meaningfully on concerns about the renewal of its production permit for the Didipio mine in the Philippines, amid pressure from local environmental groups. Oceana-Gold’s management asserts that the company exceeds all environmental requirements. However, operations have been

Annual Report	FSV-3

FRANKLIN SMALL CAP VALUE VIP FUND

Top 10 Holdings

12/31/19

Company Sector/Industry	% of Total Net Assets
The Hanover Insurance Group Inc. Insurance	3.0%
Columbia Banking System Inc. Banks	2.9%
Wyndham Hotels and Resorts Inc. Consumer Services	2.8%
Horace Mann Educators Corp. Insurance	2.8%
First Horizon National Corp. Banks	2.7%
Old Republic International Corp. Insurance	2.7%
Eagle Materials Inc. Materials	2.6%
Carter’s Inc. Consumer Durables & Apparel	2.5%
Mueller Water Products Inc. Machinery	2.5%
Regal Beloit Corp. Electrical Equipment	2.5%

halted while the permit is under review. We reduced our position to reflect the increased level of risk to the long-term outlook.

The shares of footwear retailer and wholesaler Caleres came under pressure due to underperformance in its branded portfolio division, the impact of tariffs on footwear and a challenging promotional environment within its Famous Footwear segment. While we view Caleres’ stock as relatively attractive, based on its valuation and modest growth potential, we would like to see a greater emphasis on operational improvements that have the potential to increase earnings.

Shares of Greenbrier Companies, a manufacturer of railroad freight car equipment, declined due to weak economic activity and manufacturing challenges that drove down earnings in early 2019. We believe the company’s balance sheet is strong enough to weather a potential slowdown in railcar demand. In our view, the stock was attractively valued on a price-to-book basis at the end of the period.

Thank you for your participation in Franklin Small Cap Value VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSV-4	Annual Report

FRANKLIN SMALL CAP VALUE VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/19[1,2]	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/19[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,130.00	$3.60	$1,021.83	$3.41	0.67%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	FSV-5

FSV P1 P2 P4 12/19

SUPPLEMENT DATED DECEMBER 31, 2019

TO THE PROSPECTUS DATED MAY 1, 2019

OF

FRANKLIN SMALL CAP VALUE VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I. The portfolio management team under the “Fund Summary – Portfolio Managers” section on page FSV-S4 is revised as follows:

Steven B. Raineri Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2012.

Christopher Meeker, CFA Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2015.

Nicholas Karzon, CFA Research Analyst of Franklin Mutual and portfolio manager of the Fund since December 2019.

II. The portfolio management team under the “Fund Details – Management” section on page FSV-D5 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments of small cap value companies. The portfolio managers of the team are as follows:

Steven B. Raineri

Portfolio Manager of Franklin Mutual

Mr. Raineri has been a lead portfolio manager of the Fund since 2012. Mr. Raineri has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 2005.

Christopher Meeker, CFA

Portfolio Manager of Franklin Mutual

Mr. Meeker has been a portfolio manager of the Fund since 2015, providing support to the lead portfolio manager as needed. He joined Franklin Templeton in 2012.

Nicholas Karzon, CFA

Research Analyst of Franklin Mutual

Mr. Karzon has been a portfolio manager of the Fund since December 2019, providing support to the lead portfolio manager as needed. He joined Franklin Templeton in 2014.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

FSV-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small Cap Value VIP Fund

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.14	$20.43	$19.93	$18.12	$22.81

Income from investment operations[a]:

Net investment income[b]	0.24[c]	0.21	0.21 [d]	0.15	0.21

Net realized and unrealized gains (losses)	3.35	(2.29)	1.82	4.79	(1.53)

Total from investment operations	3.59	(2.08)	2.03	4.94	(1.32)

Less distributions from:

Net investment income	(0.22)	(0.23)	(0.15)	(0.21)	(0.20)

Net realized gains	(2.78)	(2.98)	(1.38)	(2.92)	(3.17)

Total distributions	(3.00)	(3.21)	(1.53)	(3.13)	(3.37)

Net asset value, end of year	$15.73	$15.14	$20.43	$19.93	$18.12

Total return[e]	26.72%	(12.69)%	10.92%	30.54%	(7.18)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.67%	0.66%	0.66%	0.66%	0.65%

Expenses net of waiver and payments by affiliates[f]	0.67%[g]	0.65%	0.65%	0.64%	0.64%

Net investment income	1.58%[c]	1.13%	1.06%[d]	0.84%	1.04%

Supplemental data

Net assets, end of year (000’s)	$46,980	$40,644	$51,245	$47,831	$45,897

Portfolio turnover rate	54.36%	47.82%	33.36%	34.60%	27.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.23%.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.75%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Year Ended December 31,

	2019		2018	2017	2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$14.60		$19.80	$19.36	$17.68	$22.32

Income from investment operations[a]:

Net investment income[b]	0.20	[c]	0.16	0.15 [d]	0.10	0.16

Net realized and unrealized gains (losses)	3.20		(2.20)	1.77	4.66	(1.49)

Total from investment operations	3.40		(2.04)	1.92	4.76	(1.33)

Less distributions from:

Net investment income	(0.17)		(0.18)	(0.10)	(0.16)	(0.14)

Net realized gains	(2.78)		(2.98)	(1.38)	(2.92)	(3.17)

Total distributions	(2.95)		(3.16)	(1.48)	(3.08)	(3.31)

Net asset value, end of year	$15.05		$14.60	$19.80	$19.36	$17.68

Total return[e]	26.35%		(12.88)%	10.65%	30.19%	(7.39)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.92%		0.91%	0.91%	0.91%	0.90%

Expenses net of waiver and payments by affiliates[f]	0.92%	[g]	0.90%	0.90%	0.89%	0.89%

Net investment income	1.33%	[c]	0.88%	0.81% [d]	0.59%	0.79%

Supplemental data

Net assets, end of year (000’s)	$1,123,093		$978,675	$1,302,055	$1,366,807	$1,172,173

Portfolio turnover rate	54.36%		47.82%	33.36%	34.60%	27.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.98%.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.50%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FSV-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Year Ended December 31,

	2019		2018	2017	2016	2015

Class 4

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$14.96		$20.22	$19.74	$17.96	$22.63

Income from investment operations[a]:

Net investment income[b]	0.19	[c]	0.15	0.14 [d]	0.09	0.14

Net realized and unrealized gains (losses)	3.30		(2.28)	1.81	4.75	(1.52)

Total from investment operations	3.49		(2.13)	1.95	4.84	(1.38)

Less distributions from:

Net investment income	(0.16)		(0.15)	(0.09)	(0.14)	(0.12)

Net realized gains	(2.78)		(2.98)	(1.38)	(2.92)	(3.17)

Total distributions	(2.94)		(3.13)	(1.47)	(3.06)	(3.29)

Net asset value, end of year	$15.51		$14.96	$20.22	$19.74	$17.96

Total return[e]	26.23%		(13.01)%	10.56%	30.12%	(7.52)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.02%		1.01%	1.01%	1.01%	1.00%

Expenses net of waiver and payments by affiliates[f]	1.02%	[g]	1.00%	1.00%	0.99%	0.99%

Net investment income	1.23%	[c]	0.78%	0.71% [d]	0.49%	0.69%

Supplemental data

Net assets, end of year (000’s)	$29,238		$24,592	$32,053	$32,751	$26,128

Portfolio turnover rate	54.36%		47.82%	33.36%	34.60%	27.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.88%.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2019

Franklin Small Cap Value VIP Fund

		Shares	Value

	Common Stocks 97.6%

	Automobiles & Components 1.3%
	Gentex Corp.	36,000	$1,043,280
	LCI Industries	22,770	2,439,350
	Thor Industries Inc.	161,800	12,020,122

			15,502,752

	Banks 17.3%
	Atlantic Union Bankshares Corp.	183,648	6,895,982
	Bryn Mawr Bank Corp.	473,732	19,536,708
	CenterState Bank Corp.	590,300	14,745,694
	Columbia Banking System Inc.	851,300	34,635,141
	First Horizon National Corp.	1,971,637	32,650,309
	First of Long Island Corp.	614,355	15,408,023
	German American Bancorp Inc.	183,833	6,548,131
	Glacier Bancorp Inc.	209,600	9,639,504
	Lakeland Financial Corp.	516,362	25,265,593
	Peoples Bancorp Inc.	289,712	10,041,418
	TCF Financial Corp.	293,542	13,737,766
	TrustCo Bank Corp. NY	782,700	6,786,009
	Washington Trust Bancorp Inc.	217,565	11,702,821

			207,593,099

	Building Products 4.8%
a	Gibraltar Industries Inc.	519,013	26,179,016
	Insteel Industries Inc.	390,746	8,397,131
	Universal Forest Products Inc.	488,640	23,308,128

			57,884,275

	Commercial & Professional Services 2.5%
a	Huron Consulting Group Inc.	107,157	7,363,829
	McGrath RentCorp.	303,168	23,204,479

			30,568,308

	Consumer Durables & Apparel 5.0%
	Brunswick Corp.	200,100	12,001,998
	Carter’s Inc.	276,293	30,209,877
	Toll Brothers Inc.	334,805	13,228,145
a	Unifi Inc.	171,800	4,339,668

			59,779,688

	Consumer Services 5.9%
	Brinker International Inc.	412,040	17,305,680
	Jack in the Box Inc.	241,700	18,859,851
	Wyndham Hotels and Resorts Inc.	543,100	34,112,111

			70,277,642

	Diversified Financials 0.7%
	Houlihan Lokey Inc.	177,100	8,654,877

FSV-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

		Shares	Value

	Common Stocks (continued)
	Electrical Equipment 2.8%
	Encore Wire Corp.	75,262	$4,320,039
	Regal Beloit Corp.	343,900	29,441,279

			33,761,318

	Energy 3.0%
	Crescent Point Energy Corp. (Canada)	3,534,800	15,760,428
	Hunting PLC (United Kingdom)	3,199,919	17,689,966
a	Natural Gas Services Group Inc.	173,987	2,133,080

			35,583,474

	Food & Staples Retailing 0.6%
a	BJ’s Wholesale Club Holdings Inc.	332,400	7,558,776

	Food, Beverage & Tobacco 1.3%
	Glanbia PLC (Ireland)	284,200	3,270,027
	Maple Leaf Foods Inc. (Canada)	606,057	12,078,204

			15,348,231

	Health Care Equipment & Services 0.6%
a	Integer Holdings Corp.	94,500	7,600,635

	Insurance 9.6%
	CNO Financial Group Inc.	159,400	2,889,922
	The Hanover Insurance Group Inc.	265,500	36,285,885
	Horace Mann Educators Corp.	760,444	33,200,985
	Old Republic International Corp.	1,449,500	32,425,315
	Selective Insurance Group Inc.	167,300	10,906,287

			115,708,394

	Machinery 13.7%
	Astec Industries Inc.	220,765	9,272,130
	Barnes Group Inc.	117,100	7,255,516
	Columbus McKinnon Corp.	152,931	6,121,828
	Federal Signal Corp.	181,451	5,851,795
	The Greenbrier Cos. Inc.	227,040	7,362,907
	Kennametal Inc.	557,374	20,561,527
	Mueller Industries Inc.	266,662	8,466,518
	Mueller Water Products Inc., A	2,519,049	30,178,207
	Oshkosh Corp.	299,000	28,300,350
a	Rexnord Corp.	708,800	23,121,056
a	SPX Flow Inc.	357,680	17,479,822

			163,971,656

	Materials 9.9%
	Carpenter Technology Corp.	184,024	9,160,714
	Eagle Materials Inc.	336,600	30,516,156
	Minerals Technologies Inc.	410,552	23,660,112
	OceanaGold Corp. (Australia)	4,344,481	8,531,054
	PH Glatfelter Co.	758,294	13,876,780
	PolyOne Corp.	393,400	14,473,186

Annual Report	FSV-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Materials (continued)
	Reliance Steel & Aluminum Co.	151,900	$18,191,544

			118,409,546

	Media & Entertainment 1.1%
	Cinemark Holdings Inc.	380,300	12,873,155

	Real Estate 6.2%
	Brandywine Realty Trust	1,064,700	16,769,025
	Highwoods Properties Inc.	478,400	23,398,544
	Retail Properties of America Inc., A	1,587,211	21,268,627
	Sunstone Hotel Investors Inc.	925,297	12,880,134

			74,316,330

	Retailing 0.6%
	Caleres Inc.	280,733	6,667,409

	Semiconductors & Semiconductor Equipment 4.0%
a	Advanced Energy Industries Inc.	267,532	19,048,279
	MKS Instruments Inc.	135,494	14,905,695
a	Synaptics Inc.	220,781	14,520,766

			48,474,740

	Technology Hardware & Equipment 5.3%
a	Coherent Inc.	156,808	26,085,011
a	FARO Technologies Inc.	12,000	604,200
a	II-VI Inc.	361,000	12,154,870
a	Plexus Corp.	328,000	25,236,320

			64,080,401

	Transportation 0.1%
	Heartland Express Inc.	30,600	644,130

	Utilities 1.3%
	Black Hills Corp.	91,600	7,194,264
	IDACORP Inc.	50,389	5,381,545
	Spire Inc.	39,355	3,278,665

			15,854,474

	Total Common Stocks (Cost $967,253,354)		1,171,113,310

		Principal Amount
	Corporate Bonds (Cost $2,378,000) 0.2%
	Machinery 0.2%
	Mueller Industries Inc., sub. bond, 6.00%, 3/01/27	$2,378,000	2,441,249

	Total Investments before Short Term Investments (Cost $969,631,354)		1,173,554,559

FSV-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value

	Short Term Investments (Cost $24,977,897) 2.1%

	Money Market Funds 2.1%
b,c	Institutional Fiduciary Trust Money Market Portfolio, 1.26%	24,977,897	$24,977,897

	Total Investments (Cost $994,609,251) 99.9%		1,198,532,456
	Other Assets, less Liabilities 0.1%		778,975

	Net Assets 100.0%		$1,199,311,431

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Franklin Small Cap Value VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$969,631,354
Cost - Non-controlled affiliates (Note 3e)	24,977,897

Value - Unaffiliated issuers	$1,173,554,559
Value - Non-controlled affiliates (Note 3e)	24,977,897
Receivables:
Investment securities sold	432,306
Capital shares sold	691,889
Dividends and interest	1,672,552
Other assets	137

Total assets	1,201,329,340

Liabilities:
Payables:
Investment securities purchased	288,543
Capital shares redeemed	579,311
Management fees	637,606
Distribution fees	244,709
Reports to shareholders	205,398
Accrued expenses and other liabilities	62,342

Total liabilities	2,017,909

Net assets, at value	$1,199,311,431

Net assets consist of:
Paid-in capital	$919,933,522
Total distributable earnings (losses)	279,377,909

Net assets, at value	$1,199,311,431

Class 1:
Net assets, at value	$46,979,609

Shares outstanding	2,987,402

Net asset value and maximum offering price per share	$15.73

Class 2:
Net assets, at value	$1,123,093,483

Shares outstanding	74,620,134

Net asset value and maximum offering price per share	$15.05

Class 4:
Net assets, at value	$29,238,339

Shares outstanding	1,884,787

Net asset value and maximum offering price per share	$15.51

FSV-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Franklin Small Cap Value VIP Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 24,609,000
Non-controlled affiliates (Note 3e)	527,278
Interest:
Unaffiliated issuers	427,670

Total investment income	25,563,948

Expenses:
Management fees (Note 3a)	7,295,196
Distribution fees: (Note 3c)
Class 2	2,664,003
Class 4	94,836
Custodian fees (Note 4)	16,172
Reports to shareholders	265,038
Professional fees	64,649
Trustees’ fees and expenses	6,716
Other	27,355

Total expenses	10,433,965
Expense reductions (Note 4)	(333)
Expenses waived/paid by affiliates (Note 3e)	(99,612)

Net expenses	10,334,020

Net investment income	15,229,928

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	61,218,063
Foreign currency transactions	(149,737)

Net realized gain (loss)	61,068,326

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	187,554,405
Translation of other assets and liabilities denominated in foreign currencies	367

Net change in unrealized appreciation (depreciation)	187,554,772

Net realized and unrealized gain (loss)	248,623,098

Net increase (decrease) in net assets resulting from operations	$263,853,026

*Foreign taxes withheld on dividends	$ 92,739

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small Cap Value VIP Fund

	Year Ended December 31,

	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 15,229,928	$ 11,431,886
Net realized gain (loss)	61,068,326	192,518,890
Net change in unrealized appreciation (depreciation)	187,554,772	(356,985,491)

Net increase (decrease) in net assets resulting from operations	263,853,026	(153,034,715)

Distributions to shareholders:
Class 1	(7,896,338)	(7,555,429)
Class 2	(189,976,242)	(194,090,505)
Class 4	(4,683,798)	(4,574,106)

Total distributions to shareholders	(202,556,378)	(206,220,040)

Capital share transactions: (Note 2)
Class 1	3,898,876	2,769,926
Class 2	87,139,038	14,343,221
Class 4	3,066,346	698,981

Total capital share transactions	94,104,260	17,812,128

Net increase (decrease) in net assets	155,400,908	(341,442,627)
Net assets:
Beginning of year	1,043,910,523	1,385,353,150

End of year	$1,199,311,431	$1,043,910,523

FSV-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Small Cap Value VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small Cap Value VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at

Annual Report	FSV-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

FSV-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	262,210	$4,085,267	140,744	$2,624,857

Shares issued in reinvestment of distributions	578,063	7,896,338	419,746	7,555,429

Shares redeemed	(537,480)	(8,082,729)	(384,144)	(7,410,360)

Net increase (decrease)	302,793	$3,898,876	176,346	$2,769,926

Class 2 Shares:

Shares sold	5,696,678	$84,262,242	3,241,202	$57,622,650

Shares issued in reinvestment of distributions	14,513,082	189,976,242	11,167,463	194,090,505

Shares redeemed	(12,637,486)	(187,099,446)	(13,111,818)	(237,369,934)

Net increase (decrease)	7,572,274	$87,139,038	1,296,847	$14,343,221

Annual Report	FSV-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class 4 Shares:

Shares sold	279,692	$4,200,102	142,312	$2,499,385

Shares issued in reinvestment of distributions	346,948	4,683,798	256,684	4,574,106

Shares redeemed	(385,667)	(5,817,554)	(340,602)	(6,374,510)

Net increase (decrease)	240,973	$3,066,346	58,394	$698,981

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.750%	Up to and including $200 million

0.635%	Over $200 million, up to and including $700 million

0.600%	Over $700 million, up to and including $1.2 billion

0.575%	Over $1.2 billion, up to and including $1.3 billion

0.475%	In excess of $1.3 billion

For the year ended December 31, 2019, the gross effective investment management fee rate was 0.642% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

FSV-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Dividend Income

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$45,444,842	$272,960,890	$(293,427,835)	$ —	$ —	$24,977,897	24,977,897	$527,278

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from:

Ordinary income	$23,319,400	$23,876,649

Long term capital gain	179,236,978	182,343,391

	$202,556,378	$206,220,040

Annual Report	FSV-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$998,714,383

Unrealized appreciation	$221,883,900

Unrealized depreciation	(22,065,827)

Net unrealized appreciation (depreciation)	$199,818,073

Distributable earnings:

Undistributed ordinary income	$20,694,217

Undistributed long term capital gains	58,865,254

Total distributable earnings	$79,559,471

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $598,873,062 and $671,429,267, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources

(observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

FSV-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:[a]

Equity Investments	$1,171,113,310	$—	$—	$1,171,113,310

Corporate Bonds	—	2,441,249	—	2,441,249

Short Term Investments	24,977,897	—	—	24,977,897

Total Investments in Securities	$1,196,091,207	$2,441,249	$—	$1,198,532,456

aFor detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report	FSV-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Small Cap Value VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Small Cap Value VIP Fund (the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

FSV-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Small Cap Value VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $179,236,978 as a long term capital gain dividend for the fiscal year ended December 31, 2019.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 90.88% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2019.

Annual Report	FSV-25

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Franklin Small-Mid Cap Growth VIP Fund

This annual report for Franklin Small-Mid Cap Growth VIP Fund covers the fiscal year ended December 31, 2019.

Class 1 Performance Summary as of December 31, 2019

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/19	1-Year	5-Year	10-Year
Average Annual Total Return	+31.80%	+9.16%	+12.12%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/10–12/31/19)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of Russell Midcap® Growth Index and the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small-capitalization and mid-capitalization companies. For this Fund, small-cap companies are those within the market capitalization range of companies in the Russell 2500TM Index at the time of purchase, and midcap companies are those within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger-company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risk of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s narrow benchmark, the Russell Midcap® Growth Index, posted a +35.47% total return, and its broad benchmark, the S&P 500 posted a +31.49% total return for the same period.2

Portfolio Composition

Based on Total Net Assets as of 12/31/19

Economic and Market Overview

U.S. equities, as measured by the S&P 500, posted strong returns during the reporting period, driven by the U.S. Federal Reserve’s (Fed’s) monetary policy easing, solid domestic economic growth and diminished concerns about the global economy and trade relations. Stocks gained sharply early in the year and experienced heightened volatility in May and September before reaching record price highs near the end of 2019. The decline in market volatility reflected many market participants’ shift from growth concerns to a more optimistic outlook.

The Fed provided a substantial boost to equity markets early in the reporting period as it shifted to a more accommodative monetary policy. In January 2019, the Fed signaled the end of its tightening cycle and cut the federal funds rate three

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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times thereafter, lowering it to a range of 1.50%–1.75%. Stocks responded positively to the interest-rate cuts and gained further in December 2019 after the Fed indicated it would likely leave interest rates unchanged in 2020.

Solid U.S. economic growth also supported equities, as healthy consumer spending and a strong labor market kept the economy afloat. The unemployment rate fell during the year, reaching 3.5% in September and November 2019, the lowest recorded unemployment rate in 50 years.3 Wages also grew, albeit at a moderate pace, and inflation remained persistently low. In addition, deficit spending by the U.S. government boosted current growth at the expense of long-term debt. Despite the strength in the consumer sector, some parts of the economy struggled, particularly heavy industry. Annual industrial production contracted late in the reporting period, manufacturing output stalled and capital spending declined.

International and trade developments also impacted U.S. stocks during the period. Investors were concerned about slowing global growth and the impact it might have on U.S. equities, but some market participants’ predictions of a global recession did not materialize as growth proved resilient amid a series of interest-rate cuts by many central banks. The trade war between the U.S. and China was a dominant theme over the period, and stocks fluctuated as many investors responded to the latest developments, both positive and negative. However, by period-end, markets were reassured by a phase one trade agreement between the two countries, which lowered certain tariffs and addressed some of the principal areas of conflict.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. In assessing value, we consider whether security prices fully

Top 10 Holdings

12/31/19

Company Sector/Industry	% of Total Net Assets
CoStar Group Inc.	2.1%
Industrials
Verisk Analytics Inc.	1.9%
Industrials
SBA Communications Corp.	1.8%
Real Estate
Global Payments Inc.	1.8%
Information Technology
MSCI Inc.	1.8%
Financials
IDEX Corp.	1.7%
Industrials
IAC/InterActiveCorp	1.6%
Communication Services
Mettler-Toledo International Inc.	1.6%
Health Care
Black Knight Inc.	1.6%
Information Technology
IDEXX Laboratories Inc.	1.6%
Health Care

reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the period under review, nearly all sectors represented in the portfolio contributed to the Fund’s strong absolute returns. Relative to the Russell Midcap® Growth Index, however, the Fund slightly underperformed. Detractors from relative performance included stock selection in the information technology (IT) and consumer discretionary sectors, as well as stock selection and an underweight in health care. In contrast, stock selection in financials along with stock selection and underweights in consumer staples and communication services contributed.

In IT, relative detractors included education technology company 2U and software-as-a-service provider New Relic. 2U’s stock declined after disappointing earnings for 2019’s second quarter. We liquidated our position after discussions with 2U executives and industry consultants led us to believe the company’s growth profile had reset lower due to broad challenges across its graduate- and short-course portfolios. We also sold off our position in New Relic, whose shares

3. Source: Bureau of Labor Statistics.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

declined following lower-than-expected sales figures for 2019’s second quarter. Management cited the launch of a new data analysis platform and a reorganization of its sales teams as reasons for the poor performance. Guidance for sales and cash flow for the remainder of its 2020 fiscal year also came in below expectations.

In consumer discretionary, postsecondary education services provider Grand Canyon Education and online travel booking company Expedia Group detracted from relative results. An underweighted position in well-performing fast-casual restaurant operator Chipotle Mexican Grill detracted as well.

In health care, medical device manufacturer ABIOMED (not held at period-end) detracted from relative performance. Shares declined after the company was forced to cut guidance after the U.S. Food and Drug Administration (FDA) issued a letter in February 2019 expressing concern about the safety of the Impella RP heart pump. The FDA issued a correction later in the year that stated the pump was safe. Off-benchmark positions in remote dentistry services provider SmileDirectClub (not held at period-end) and cannabinoid-based biopharmaceutical company GW Pharmaceuticals also detracted.

In contrast, relative contributors in financials included electronic trading platform MarketAxess Holding. MarketAxess benefited from healthy trading levels in 2019 due partially to increased uncertainty and volatility in the broader market, and the company’s volumes outpaced the industry as more trading activity shifts from voice to electronic platforms. Higher demand for U.S. bonds also drove increased trading levels from international clients. The company also acquired LiquidityEdge, a trading platform for rates, whose protocols and liquidity MarketAxess plans to leverage to strengthen its core credit trading business. Other contributors in the sector included index and portfolio risk and performance analytics provider MSCI and global alternative asset manager Ares Management (not part of the Index).

The consumer staples sector benefited from the Fund’s lack of position in a major cleaning company, as well as smaller relative contributors such as BellRing Brands, a nutritional food and supplements company which spun off from its parent company Post Holdings in late 2019.

In communication services, a lack of positions in several poor-performing media and communication platforms boosted relative results.

Elsewhere, off-benchmark positions in clinical stage biopharmaceutical firm Reata Pharmaceuticals and cancer-focused biopharmaceutical company Array BioPharma (not held at period-end) contributed to relative results. Reata Pharmaceuticals’ share price surged after the company announced positive results for a clinical trial for omaveloxolone, a treatment for neuromuscular disorder Friedreich’s ataxia. Array BioPharma was acquired by pharmaceuticals firm Pfizer (not a Fund holding) for a significant premium over the preannouncement stock closing price. Real estate information provider CoStar Group and ecommerce platform Shopify also contributed.

Thank you for your participation in Franklin Small-Mid Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/19[1,2]	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/19[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,038.90	$4.27	$1,021.02	$4.23	0.83%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small-Mid Cap Growth VIP Fund

	Year Ended December 31,

	2019	2018	2017	2016		2015

Class 1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.04	$19.71	$17.77	$19.09		$24.95

Income from investment operations[a]:

Net investment income (loss)[b]	(0.04)	(0.05)	(0.04)	(0.03)		—	[c,d]

Net realized and unrealized gains (losses)	5.31	(0.70)	3.74	0.77		(0.03)

Total from investment operations	5.27	(0.75)	3.70	0.74		(0.03)

Less distributions from:

Net realized gains	(2.57)	(1.92)	(1.76)	(2.06)		(5.83)

Net asset value, end of year	$19.74	$17.04	$19.71	$17.77		$19.09

Total return[e]	31.80%	(5.15)%	21.75%	4.40%		(2.44)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.84%	0.86%	0.85%	0.84%		0.81%

Expenses net of waiver and payments by affiliates	0.83% [f]	0.85% [f]	0.84% [f]	0.82%	[f]	0.81%	[g]

Net investment income (loss)	(0.19)%	(0.24)%	(0.24)%	(0.16)%		0.01%	[d]

Supplemental data

Net assets, end of year (000’s)	$43,169	$33,518	$36,864	$31,756		$87,866

Portfolio turnover rate	59.07%	44.78%	40.49%	32.23%	[h]	37.85%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.24)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016		2015

Class 2

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.22	$17.83	$16.27	$17.69		$23.56

Income from investment operations[a]:

Net investment income (loss)[b]	(0.08)	(0.09)	(0.08)	(0.07)		(0.05)	[c]

Net realized and unrealized gains (losses)	4.72	(0.60)	3.40	0.71		0.01

Total from investment operations	4.64	(0.69)	3.32	0.64		(0.04)

Less distributions from:

Net realized gains	(2.57)	(1.92)	(1.76)	(2.06)		(5.83)

Net asset value, end of year	$17.29	$15.22	$17.83	$16.27		$17.69

Total return[d]	31.44%	(5.37)%	21.40%	4.17%		(2.66)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.09%	1.11%	1.10%	1.09%		1.06%

Expenses net of waiver and payments by affiliates	1.08% [e]	1.10% [e]	1.09% [e]	1.07%	[e]	1.06%	[f]

Net investment income (loss)	(0.44)%	(0.49)%	(0.49)%	(0.41)%		(0.24)%	[c]

Supplemental data

Net assets, end of year (000’s)	$372,442	$310,300	$390,094	$392,777		$478,649

Portfolio turnover rate	59.07%	44.78%	40.49%	32.23%	[g]	37.85%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.49)%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016		2015

Class 4

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.81	$18.47	$16.81	$18.23		$24.14

Income from investment operations[a]:

Net investment income (loss)[b]	(0.10)	(0.11)	(0.10)	(0.09)		(0.07)	[c]

Net realized and unrealized gains (losses)	4.90	(0.63)	3.52	0.73		(0.01)

Total from investment operations	4.80	(0.74)	3.42	0.64		(0.08)

Less distributions from:

Net realized gains	(2.57)	(1.92)	(1.76)	(2.06)		(5.83)

Net asset value, end of year	$18.04	$15.81	$18.47	$16.81		$18.23

Total return[d]	31.26%	(5.46)%	21.30%	4.04%		(2.77)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.19%	1.21%	1.20%	1.19%		1.16%

Expenses net of waiver and payments by affiliates	1.18% [e]	1.20% [e]	1.19% [e]	1.17%	[e]	1.16%	[f]

Net investment income (loss)	(0.54)%	(0.59)%	(0.59)%	(0.51)%		(0.34)%	[c]

Supplemental data

Net assets, end of year (000’s)	$17,662	$13,759	$15,829	$13,825		$15,105

Portfolio turnover rate	59.07%	44.78%	40.49%	32.23%	[g]	37.85%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.59)%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

f Benefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2019

Franklin Small-Mid Cap Growth VIP Fund

		Shares	Value

	Common Stocks 97.8%

	Communication Services 3.1%
a	IAC/InterActiveCorp.	28,500	$7,099,635
a	Pinterest Inc., A	178,500	3,327,240
a	Spotify Technology SA	20,000	2,991,000

			13,417,875

	Consumer Discretionary 18.1%
	Aptiv PLC	25,977	2,467,036
a	Burlington Stores Inc.	27,500	6,270,825
a	Chipotle Mexican Grill Inc.	6,605	5,529,111
	Dollar General Corp.	33,500	5,225,330
	Domino’s Pizza Inc.	11,000	3,231,580
a,b,c	DraftKings Inc.	733,541	2,241,958
	Expedia Group Inc.	52,100	5,634,094
a	Five Below Inc.	30,400	3,886,944
a	Grand Canyon Education Inc.	15,057	1,442,310
	Levi Strauss & Co., A	150,000	2,893,500
	MGM Resorts International	134,500	4,474,815
a	NVR Inc.	932	3,549,438
a	O’Reilly Automotive Inc.	11,307	4,955,406
a,d	Peloton Interactive Inc., A	81,500	2,314,600
a,d	Revolve Group Inc.	64,500	1,184,220
a	RH	6,900	1,473,150
	Tractor Supply Co.	60,737	5,675,265
a	Ulta Beauty Inc.	18,100	4,581,834
a	Under Armour Inc., A	109,500	2,365,200
	Vail Resorts Inc.	23,600	5,659,988
	Wingstop Inc.	37,500	3,233,625

			78,290,229

	Consumer Staples 2.0%
a	BellRing Brands Inc., A	55,500	1,181,595
	Church & Dwight Co. Inc.	59,500	4,185,230
	McCormick & Co. Inc.	19,500	3,309,735

			8,676,560

	Energy 0.7%
	Diamondback Energy Inc.	30,400	2,822,944

	Financials 7.5%
	Ares Management Corp., A	88,500	3,158,565
	CBOE Global Markets Inc.	42,000	5,040,000
	MarketAxess Holdings Inc.	15,796	5,988,422
	MSCI Inc.	30,000	7,745,400
	TCF Financial Corp.	61,000	2,854,800
	Tradeweb Markets Inc.	87,500	4,055,625
	Western Alliance Bancorp	63,000	3,591,000

			32,433,812

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Health Care 14.7%
a	Argenx SE, ADR (Netherlands)	9,000	$1,444,680
a	Avantor Inc.	190,500	3,457,575
a	DexCom Inc.	29,688	6,493,953
a	Elanco Animal Health Inc.	98,500	2,900,825
a	Guardant Health Inc.	28,800	2,250,432
a	GW Pharmaceuticals PLC, ADR (United Kingdom)	21,600	2,258,496
a	HealthEquity Inc.	51,500	3,814,605
a	Heron Therapeutics Inc.	172,400	4,051,400
a	IDEXX Laboratories Inc.	25,750	6,724,098
a	iRhythm Technologies Inc.	25,500	1,736,295
a,d	Livongo Health Inc.	73,000	1,829,380
a	Masimo Corp.	14,000	2,212,840
a	Mettler-Toledo International Inc.	8,655	6,865,838
a	Neurocrine Biosciences Inc.	19,144	2,057,789
a	Penumbra Inc.	22,748	3,736,814
a	PTC Therapeutics Inc.	40,000	1,921,200
a	Reata Pharmaceuticals Inc.	19,800	4,047,714
a	Revance Therapeutics Inc.	74,001	1,201,036
a	Sage Therapeutics Inc.	7,500	541,425
a	Veeva Systems Inc.	30,600	4,304,196

			63,850,591

	Industrials 17.5%
	BWX Technologies Inc.	63,500	3,942,080
a	CoStar Group Inc.	15,535	9,294,590
	Fortive Corp.	75,100	5,736,889
	IDEX Corp.	42,500	7,310,000
	L3Harris Technologies Inc.	19,500	3,858,465
a	Lyft Inc., A	55,500	2,387,610
a	Mercury Systems Inc.	51,000	3,524,610
	Old Dominion Freight Line Inc.	11,500	2,182,470
	Republic Services Inc.	54,000	4,840,020
	Rockwell Automation Inc.	31,500	6,384,105
	Roper Technologies Inc.	17,243	6,107,988
	Stanley Black & Decker Inc.	25,296	4,192,559
	TransUnion	55,500	4,751,355
a	Univar Solutions Inc.	57,800	1,401,072
a	Upwork Inc.	161,000	1,717,870
	Verisk Analytics Inc.	54,861	8,192,942

			75,824,625

	Information Technology 29.4%
a	Advanced Micro Devices Inc.	23,900	1,096,054
a	Adyen NV (Netherlands)	2,900	2,377,362
a	Alteryx Inc.	37,300	3,732,611
	Amphenol Corp., A	54,200	5,866,066
a	ANSYS Inc.	21,200	5,457,092
a	Atlassian Corp. PLC	40,000	4,813,600

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)

	Information Technology (continued)
a	Bill.Com Holdings Inc.	16,800	$639,240
a,b,c	Bill.Com Holdings Inc.	48,148	1,763,456
a	Black Knight Inc.	106,000	6,834,880
a	CloudFlare Inc., A	101,300	1,728,178
a	DocuSign Inc.	89,500	6,632,845
a	EPAM Systems Inc.	20,500	4,349,280
	Global Payments Inc.	42,600	7,777,056
a	GoDaddy Inc., A	98,117	6,664,107
a	Keysight Technologies Inc.	20,800	2,134,704
	KLA Corp.	32,237	5,743,666
a	Lattice Semiconductor Corp.	112,195	2,147,412
	Microchip Technology Inc.	31,327	3,280,563
	Monolithic Power Systems	30,500	5,429,610
	NXP Semiconductors NV (Netherlands)	10,600	1,348,956
a	Okta Inc., A	18,400	2,122,808
a	Paylocity Holding Corp.	39,500	4,772,390
a	Q2 Holdings Inc.	39,996	3,242,876
a	Semtech Corp.	17,000	899,300
a	SiTime Corp. (Japan)	59,100	1,507,050
a	Square Inc., A	42,000	2,627,520
a	Synopsys Inc.	47,000	6,542,400
a	Trimble Inc.	66,500	2,772,385
a	Twilio Inc., A	56,000	5,503,680
a	ViaSat Inc.	51,266	3,752,415
a	WEX Inc.	18,500	3,875,010
a	Wix.com Ltd. (Israel)	16,000	1,958,080
	Xilinx Inc.	37,000	3,617,490
a	Zendesk Inc.	53,700	4,115,031

			127,125,173

	Materials 3.0%
	Ball Corp.	70,700	4,572,169
a	Ingevity Corp.	44,741	3,909,469
	Martin Marietta Materials Inc.	16,500	4,614,060

			13,095,698

	Real Estate 1.8%
	SBA Communications Corp., A	33,057	7,966,406

	Total Common Stocks (Cost $312,287,852)		423,503,913

	Short Term Investments 3.5%

	Money Market Funds (Cost $10,406,987) 2.4%
e,f	Institutional Fiduciary Trust Money Market Portfolio, 1.26%	10,406,987	10,406,987

Annual Report	FSC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value

	Short Term Investments (continued)

g	Investments from Cash Collateral Received for Loaned Securities 1.1%
	Money Market Funds (Cost $4,879,541) 1.1%
e,f	Institutional Fiduciary Trust Money Market Portfolio, 1.26%	4,879,541	$4,879,541

	Total Investments (Cost $327,574,380) 101.3%		438,790,441
	Other Assets, less Liabilities (1.3)%		(5,517,932)

	Net Assets 100.0%		$433,272,509

See Abbreviations on page FSC-24.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

cSee Note 7 regarding restricted securities.

dA portion or all of the security is on loan at December 31, 2019. See Note 1(c).

eSee Note 3(e) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day effective yield at period end.

gSee Note 1(c) regarding securities on loan.

FSC-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Franklin Small-Mid Cap Growth VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$312,287,852
Cost - Non-controlled affiliates (Note 3e)	15,286,528

Value - Unaffiliated issuers +	$423,503,913
Value - Non-controlled affiliates (Note 3e)	15,286,528
Receivables:
Investment securities sold	15,696
Capital shares sold	14,442
Dividends and interest	134,686
Other assets	49

Total assets	438,955,314

Liabilities:
Payables:
Capital shares redeemed	282,565
Management fees	287,779
Distribution fees	84,249
Payable upon return of securities loaned	4,879,541
Accrued expenses and other liabilities	148,671

Total liabilities	5,682,805

Net assets, at value	$433,272,509

Net assets consist of:
Paid-in capital	$260,632,765
Total distributable earnings (losses)	172,639,744

Net assets, at value	$433,272,509

Class 1:
Net assets, at value	$ 43,168,760

Shares outstanding	2,187,123

Net asset value and maximum offering price per share	$19.74

Class 2:
Net assets, at value	$372,442,179

Shares outstanding	21,541,516

Net asset value and maximum offering price per share	$17.29

Class 4:
Net assets, at value	$ 17,661,570

Shares outstanding	978,862

Net asset value and maximum offering price per share	$18.04

+Includes securities loaned	$ 4,887,803

The accompanying notes are an integral part of these financial statements. | Annual Report	FSC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Franklin Small-Mid Cap Growth VIP Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 2,321,013
Non-controlled affiliates (Note 3e)	263,730
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	103,423
Non-controlled affiliates (Note 3e)	53,015

Total investment income	2,741,181

Expenses:
Management fees (Note 3a)	3,406,669
Distribution fees: (Note 3c)
Class 2	919,701
Class 4	58,641
Custodian fees (Note 4)	3,406
Reports to shareholders	122,129
Professional fees	55,888
Trustees’ fees and expenses	2,513
Other	17,763

Total expenses	4,586,710
Expense reductions (Note 4)	(69)
Expenses waived/paid by affiliates (Note 3e)	(60,763)

Net expenses	4,525,878

Net investment income (loss)	(1,784,697)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	63,676,743
Foreign currency transactions	(1,441)

Net realized gain (loss)	63,675,302

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	48,782,330

Net realized and unrealized gain (loss)	112,457,632

Net increase (decrease) in net assets resulting from operations	$110,672,935

*Foreign taxes withheld on dividends	$ 37

FSC-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth VIP Fund

	Year Ended December 31,

	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (1,784,697)	$ (2,030,124)
Net realized gain (loss)	63,675,302	59,101,775
Net change in unrealized appreciation (depreciation)	48,782,330	(74,199,939)

Net increase (decrease) in net assets resulting from operations	110,672,935	(17,128,288)

Distributions to shareholders:
Class 1	(5,113,428)	(3,540,738)
Class 2	(51,808,967)	(39,501,499)
Class 4	(2,209,122)	(1,517,449)

Total distributions to shareholders	(59,131,517)	(44,559,686)

Capital share transactions: (Note 2)
Class 1	4,136,766	1,966,782
Class 2	18,159,781	(25,664,064)
Class 4	1,857,466	175,962

Total capital share transactions	24,154,013	(23,521,320)

Net increase (decrease) in net assets	75,695,431	(85,209,294)
Net assets:
Beginning of year	357,577,078	442,786,372

End of year	$433,272,509	$357,577,078

The accompanying notes are an integral part of these financial statements. | Annual Report	FSC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Small-Mid Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small-Mid Cap Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2019, 43.8% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

FSC-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Annual Report	FSC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Income and Deferred Taxes (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FSC-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	318,754	$6,251,939	148,944	$2,929,602

Shares issued in reinvestment of distributions	273,885	5,113,428	179,278	3,540,738

Shares redeemed	(372,027)	(7,228,601)	(231,919)	(4,503,558)

Net increase (decrease)	220,612	$4,136,766	96,303	$1,966,782

Class 2 Shares:

Shares sold	1,911,894	$33,367,659	706,305	$12,308,866

Shares issued in reinvestment of distributions	3,162,941	51,808,967	2,236,778	39,501,499

Shares redeemed	(3,921,307)	(67,016,845)	(4,433,380)	(77,474,429)

Net increase (decrease)	1,153,528	$18,159,781	(1,490,297)	$(25,664,064)

Class 4 Shares:

Shares sold	191,080	$3,405,783	136,649	$2,474,956

Shares issued in reinvestment of distributions	129,188	2,209,122	82,695	1,517,449

Shares redeemed	(211,768)	(3,757,439)	(205,969)	(3,816,443)

Net increase (decrease)	108,500	$1,857,466	13,375	$175,962

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report	FSC-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.575%	Over $6.5 billion, up to and including $11.5 billion
0.550%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FSC-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income
Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$12,085,918	$114,308,590	$(115,987,521)	$ —	$ —	$10,406,987	10,406,987	$263,730
								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 1.26%	—	51,372,997	(46,493,456)	—	—	4,879,541	4,879,541	53,015

Total Affiliated Securities	$12,085,918	$165,681,587	$(162,480,977)	$ —	$ —	$15,286,528		$316,745

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2019, these purchase and sale transactions aggregated $0 and $295,036, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$—	$4,739,598
Long term capital gain	59,131,517	39,820,088

	$59,131,517	$44,559,686

Annual Report	FSC-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

5.  Income Taxes (continued)

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$327,888,701

Unrealized appreciation	$117,591,450
Unrealized depreciation	(6,689,710)

Net unrealized appreciation (depreciation)	$110,901,740

Distributable earnings:
Undistributed ordinary income	$4,541,205
Undistributed long term capital gains	57,196,798

Total distributable earnings	$61,738,003

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $242,597,679 and $278,418,875, respectively.

At December 31, 2019, in connection with securities lending transactions, the Fund loaned equity investments and received $4,879,541 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
48,148	Bill.Com Holdings Inc.	12/21/18	$799,998	$1,763,456
733,541	DraftKings Inc.	8/07/15	2,800,003	2,241,958

	Total Restricted Securities (Value is 0.9% of Net Assets)		$3,600,001	$4,005,414

FSC-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:
Consumer Discretionary	$76,048,271	$—	$2,241,958	$78,290,229
Information Technology	125,361,717	—	1,763,456	127,125,173
All Other Equity Investments	218,088,511	—	—	218,088,511
Short Term Investments	15,286,528	—	—	15,286,528

Total Investments in Securities	$434,785,027	$—	$4,005,414	$438,790,441

aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

Annual Report	FSC-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

10.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio
ADR American Depositary Receipt

FSC-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Small-Mid Cap Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Small-Mid Cap Growth VIP Fund (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $59,131,517 as a long term capital gain dividend for the fiscal year ended December 31, 2019.

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Franklin Strategic Income VIP Fund
This annual report for Franklin Strategic Income VIP Fund covers the fiscal year ended December 31, 2019.
Class 1 Performance Summary as of December 31, 2019
Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/19	1-Year	5-Year	10-Year

Average Annual Total Return	+8.41%	+3.05%	+4.74%

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/10–12/31/19)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Multi-Sector Income Funds Classification Average. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

***Source: Lipper, a Thomson Reuters Company. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN STRATEGIC INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, posted a +8.72% total return for the period under review.1 The Fund’s peers, as measured by the Lipper Multi-Sector Income Funds Classification Average, posted a +9.77% return.2

Economic and Market Overview

Bond prices rose sharply during the reporting period, as interest-rate cuts and many investors’ search for income pushed down yields on most bond categories. Notably, U.S. bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, performed well alongside high returns from U.S. equities, as measured by the Standard & Poor’s® 500 Index.

The primary driver of U.S. bond performance was a shift in the U.S. Federal Reserve’s (Fed’s) monetary policy. After a period of tightening in 2018, the Fed shifted course, announcing in January 2019 that it would not be raising interest rates in the near future. Three interest-rate cuts followed thereafter, with the Fed lowering the federal funds rate to a range of 1.50%–1.75%. Falling interest rates typically increase the value of existing bonds, since their relatively higher yields become more attractive to investors.

Both long-term and short-term U.S. bonds, as measured by subindexes of the Bloomberg Barclays U.S. Aggregate Bond Index, gained during the period, with long-term bonds posting stronger returns due to their higher sensitivity to interest-rate changes. Interest rates on long-term U.S. Treasuries initially fell more than interest rates on short-term U.S. Treasuries, leading to a flattening of the yield curve, which charts the yields of U.S. Treasuries at varying maturity dates. In August 2019, the yield on 10-year U.S. Treasuries fell below the yield on two-year U.S. Treasuries. While some investors considered this inversion a sign that the economy was moving toward a recession, the two-year and 10-year U.S. Treasury yield curve steepened again shortly thereafter amid positive economic signals.

U.S. Treasury bonds, as measured by the Bloomberg Barclays U.S. Treasury Index, gained during the period, which was characterized by high levels of Treasury issuance due to the government’s deficit spending. A strong U.S. dollar during most of the period and comparatively higher Treasury yields relative to sovereign debt issued by other developed market countries made Treasuries attractive to foreign investors.

Corporate bonds also posted noteworthy returns, driven by the combination of a relatively strong economy and lower interest rates. Both investment-grade and high-yield

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN STRATEGIC INCOME VIP FUND

corporate bonds gained significantly, as measured by the Bloomberg Barclays U.S. Corporate Bond Index and Bloomberg Barclays U.S. Corporate High Yield Bond Index, respectively, as solid corporate profits and steady economic growth helped strengthen investors’ confidence in corporate creditworthiness. The positive environment for debt extended to mortgage-backed securities, as prepayments due to homeowner refinancing declined after hitting a three-year high in August 2019.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments.

What is the yield curve? A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

Manager’s Discussion

The Fund allocated assets across the broad fixed income markets with an emphasis on spread sectors, both corporate and securitized. Our largest allocations were in high-yield corporate credit, non-agency residential mortgage-backed securities (RMBS) and sovereign emerging market bonds, with smaller exposures to collateralized loan obligations (CLOs), senior secured floating-rate loans and investment-grade corporate credit. Over the period we pared exposure to high-yield and investment-grade corporate credit as well as senior secured floating-rate loans, while we increased our CLO exposure. The Fund added to RMBS over the period. For our RMBS exposure we preferred to remain allocated to the seasoned credit risk transfer where fundamental and technical forces remained positive. Our foreign-currency exposure was held through a basket of shorts with major positions in the euro, Australian dollar, Canadian dollar, Chinese Renminbi, New Zealand dollar and South Korean won versus a basket of longs with major positions in the

Portfolio Composition*

Based on Consolidated Net Assets

12/31/19

High-Yield Corporate Bonds	16.89%

Residential Mortgage-Backed Securities	12.89%

Non-Local Currency Emerging Market Bonds	11.88%

Collateralized Loan Obligations	10.60%

Floating-Rate Loans	9.96%

Investment-Grade Corporate Bonds	9.13%

Agency Mortgage-Backed Securities	8.24%

Interest-Rate Derivatives	6.75%

Municipal Bonds	4.80%

Treasury Inflation-Protected Securities	4.04%

Non-U.S. Developed Bonds	3.82%

Local Currency Emerging Market Bonds	3.73%

Asset-Backed Securities	1.91%

Commercial Mortgage-Backed Securities	1.64%

U.S. Treasuries	1.46%

Marketplace Loans	0.65%

Covered Bonds	0.13%

Currency Derivatives	-0.18%

Other	1.82%

Short-Term Investments & Other Net Assets	1.44%

*Notional exposure figures are intended to estimate the portfolio’s exposure, including any hedged or increased exposure through certain derivatives held in the portfolio (or their underlying reference assets). Portfolio breakdown percentages may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. Interest-rate derivatives sector consists of Treasury, interest rate and other derivatives that are primarily used for duration management.

Japanese yen, Norwegian krone, Indonesian rupiah, Colombian, Uruguayan and Mexican peso, South African rand, Brazilian real and other emerging-market currencies.

The Fund’s U.S. dollar yield curve positioning was a significant contributor to performance. Allocations across corporate credit provided sizable contributions to results over the period, including high-yield and investment-grade corporate credit, senior secured floating-rate loans and CLOs. Sovereign emerging-market and developed market debt, non-dollar developed market bonds, tax-exempt municipal bonds and RMBS also benefited returns. Foreign currency exposure detracted from overall returns as performance gains mainly from our long Mexican peso, Swedish krona and Norwegian krone exposures and short euro, Chinese renminbi and South Korean won positions, were offset by negative returns from long positions in the Japanese yen, Uruguayan peso and Brazilian real and short Canadian dollar position. Additionally, the Fund’s exposure to fixed-rate agency MBS detracted from performance.

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FRANKLIN STRATEGIC INCOME VIP FUND

The Fund utilized derivatives, including credit default swaps, currency forwards and government bond futures, for hedging purposes and to take active exposures. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks compared to holding securities.

What are swap agreements?

Swap agreements, such as interest-rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses that may be incurred by a companion financial instrument. Hedging an investment may also offset potential gains.

Thank you for your participation in Franklin Strategic Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/191, [2]	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/191, [2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,013.90	$3.50	$1,021.73	$3.52	0.69%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Financial Highlights

Franklin Strategic Income VIP Fund

	Year Ended December 31,

	2019		2018	2017	2016	2015

Class 1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.65		$11.15	$11.01	$10.55	$11.90

Income from investment operations[a]:

Net investment income[b]	0.45		0.47	0.45	0.48	0.53

Net realized and unrealized gains (losses)	0.43		(0.65)	0.04	0.37	(0.91)

Total from investment operations	0.88		(0.18)	0.49	0.85	(0.38)

Less distributions from:

Net investment income and net foreign currency gains	(0.60)		(0.32)	(0.35)	(0.39)	(0.77)

Net realized gains	—		—	—	—	(0.20)

Total distributions	(0.60)		(0.32)	(0.35)	(0.39)	(0.97)

Net asset value, end of year	$10.93		$10.65	$11.15	$11.01	$10.55

Total return[c]	8.41%		(1.65)%	4.46%	8.25%	(3.62)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.71%		0.67%	0.68%	0.67%	0.63%

Expenses net of waiver and payments by affiliates[d]	0.68%		0.63%	0.63%	0.60%	0.62%

Net investment income	4.09%		4.28%	4.00%	4.42%	4.71%

Supplemental data

Net assets, end of year (000’s)	$285,437		$302,610	$361,465	$396,170	$441,658

Portfolio turnover rate	114.89%	[e]	107.90% [f]	108.73%	128.51%	85.85%

Portfolio turnover rate excluding mortgage dollar rolls[g]	72.45%	[e]	40.38% [f]	48.11%	77.93%	51.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

gSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.28	$10.76	$10.64	$10.21	$11.55

Income from investment operations[a]:

Net investment income[b]	0.40	0.42	0.40	0.43	0.49

Net realized and unrealized gains (losses)	0.42	(0.61)	0.04	0.36	(0.89)

Total from investment operations	0.82	(0.19)	0.44	0.79	(0.40)

Less distributions from:

Net investment income and net foreign currency gains	(0.55)	(0.29)	(0.32)	(0.36)	(0.74)

Net realized gains	—	—	—	—	(0.20)

Total distributions	(0.55)	(0.29)	(0.32)	(0.36)	(0.94)

Net asset value, end of year	$10.55	$10.28	$10.76	$10.64	$10.21

Total return[c]	8.05%	(1.77)%	4.17%	7.94%	(3.87)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.96%	0.92%	0.93%	0.92%	0.88%

Expenses net of waiver and payments by affiliates[d]	0.93%	0.88%	0.88%	0.85%	0.87%

Net investment income	3.84%	4.03%	3.75%	4.17%	4.46%

Supplemental data

Net assets, end of year (000’s)	$94,928	$89,264	$214,271	$203,418	$202,192

Portfolio turnover rate	114.89%[e]	107.90%[f]	108.73%	128.51%	85.85%

Portfolio turnover rate excluding mortgage dollar rolls[g]	72.45%[e]	40.38%[f]	48.11%	77.93%	51.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

gSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 4

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.56	$11.04	$10.90	$10.44	$11.78

Income from investment operations[a]:

Net investment income[b]	0.41	0.43	0.40	0.43	0.49

Net realized and unrealized gains (losses)	0.42	(0.64)	0.04	0.38	(0.91)

Total from investment operations	0.83	(0.21)	0.44	0.81	(0.42)

Less distributions from:

Net investment income and net foreign currency gains	(0.56)	(0.27)	(0.30)	(0.35)	(0.72)

Net realized gains	—	—	—	—	(0.20)

Total distributions	(0.56)	(0.27)	(0.30)	(0.35)	(0.92)

Net asset value, end of year	$10.83	$10.56	$11.04	$10.90	$10.44

Total return[c]	7.93%	(1.88)%	4.08%	7.86%	(3.98)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.06%	1.02%	1.03%	1.02%	0.98%

Expenses net of waiver and payments by affiliates[d]	1.03%	0.98%	0.98%	0.95%	0.97%

Net investment income	3.74%	3.93%	3.65%	4.07%	4.36%

Supplemental data

Net assets, end of year (000’s)	$54,485	$60,763	$74,013	$80,175	$92,965

Portfolio turnover rate	114.89%[e]	107.90%[f]	108.73%	128.51%	85.85%

Portfolio turnover rate excluding mortgage dollar rolls[g]	72.45%[e]	40.38%[f]	48.11%	77.93%	51.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

gSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Statement of Investments, December 31, 2019

Franklin Strategic Income VIP Fund

		Country/ Organization	Shares/ Warrants	Value

	Common Stocks and Other Equity Interests 0.3%

	Commercial & Professional Services 0.0%†
[a,b]	Remington Outdoor Co. Inc.	United States	74,576	$46,610

	Consumer Services 0.0%†
[a,b,c]	Turtle Bay Resort	United States	1,901,449	41,832

	Energy 0.2%
	Amplify Energy Corp.	United States	431	2,849
[a,b]	Amplify Energy Corp., wts., 4/21/20	United States	4,121	—
[a]	Birch Permian Holdings Inc.	United States	4,478	44,780
[a]	Birch Permian Holdings Inc.	United States	34,907	344,707
[a]	Halcon Resources Corp.	United States	183	2,461
[a,b]	Halcon Resources Corp., wts., 9/09/20.	United States	6,591	—
[a,b]	Halcon Resources Corp., wts., A, 10/08/22	United States	879	805
[a,b]	Halcon Resources Corp., wts., B, 10/08/22	United States	1,098	706
[a,b]	Halcon Resources Corp., wts., C, 10/08/22	United States	1,412	562
	Riviera Resources Inc.	United States	6,620	52,827
[a]	Weatherford International PLC	United States	13,794	385,542

				835,239

	Materials 0.1%
[a,b,d]	Appvion Operations Inc.	United States	18,684	254,512
[a]	Verso Corp., A	United States	5,620	101,329
[a]	Verso Corp., wts., 7/25/23	United States	592	2,072

				357,913

	Media & Entertainment 0.0%†
[a]	Clear Channel Outdoor Holdings Inc.	United States	20,804	59,499
[a]	iHeartMedia Inc., A	United States	8,384	141,690
[a,b]	iHeartMedia Inc., B	United States	142	2,040

				203,229

	Retailing 0.0%†
[a,b,d]	K2016470219 South Africa Ltd., A	South Africa	14,792,309	10,563
[a,b,d]	K2016470219 South Africa Ltd., B	South Africa	1,472,041	1,051

				11,614

	Total Common Stocks and Other Equity Interests (Cost $6,847,916)			1,496,437

	Management Investment Companies (Cost $11,072,145) 2.1%
	Diversified Financials 2.1%
[e]	Franklin Floating Rate Income Fund	United States	1,118,951	9,264,918

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount*		Value

	Corporate Bonds 29.6%
	Banks 2.9%
[f]	Akbank T.A.S., senior note, 144A, 5.125%, 3/31/25	Turkey	1,200,000		$1,177,111
	Bank of America Corp.,

	senior bond, 3.248%, 10/21/27	United States	647,000		674,251

	senior note, 3.50%, 4/19/26	United States	2,480,000		2,637,037
[g]	BDO Unibank Inc., senior note, Reg S, 2.95%, 3/06/23	Philippines	200,000		202,152
	Citigroup Inc.,

	senior note, 3.30%, 4/27/25	United States	243,000		255,020

	senior note, 3.40%, 5/01/26	United States	1,106,000		1,161,639
	Industrial & Commercial Bank of China Ltd., senior note, 3.538%, 11/08/27	China	900,000		932,103
	JPMorgan Chase & Co.,

	[h]junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	213,000		228,861

	senior bond, 3.20%, 6/15/26	United States	1,213,000		1,267,065

	sub. note, 3.375%, 5/01/23	United States	809,000		840,755

	sub. note, 3.875%, 9/10/24	United States	809,000		865,990
[g]	Turkiye Vakiflar Bankasi TAO, secured note, Reg S, 2.375%, 11/04/22	Turkey	500,000	EUR	566,797
	Wells Fargo & Co., senior note, 3.00%, 4/22/26	United States	2,021,000		2,077,696

					12,886,477

	Capital Goods 0.8%
[f]	Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	1,094,000		1,101,751
	CNH Industrial NV, senior bond, 3.85%, 11/15/27	United Kingdom	566,000		590,629
[f]	Herc Holdings Inc., senior note, 144A, 5.50%, 7/15/27	United States	500,000		527,513
[i]	Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10%, 10/26/23	Australia	262,519		240,861
[f]	Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	994,000		1,070,623

					3,531,377

	Commercial & Professional Services 0.6%
[f]	Intrado Corp., senior note, 144A, 8.50%, 10/15/25	United States	1,521,000		1,220,603
	United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	1,194,000		1,283,878

					2,504,481

	Consumer Durables & Apparel 0.8%
[f]	Hanesbrands Inc., senior bond, 144A, 4.875%, 5/15/26	United States	1,482,000		1,571,809
	KB Home, senior note, 7.00%, 12/15/21	United States	970,000		1,043,138
	Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	889,000		977,158

					3,592,105

	Consumer Services 1.3%
[f]	1011778 BC ULC/New Red Finance Inc.,

	secured note, second lien, 144A, 5.00%, 10/15/25	Canada	970,000		1,003,547

	senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	428,000		439,592
[f]	Golden Nugget Inc., senior note, 144A, 6.75%, 10/15/24	United States	1,132,000		1,174,439
[f]	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,

	senior note, 144A, 5.00%, 6/01/24	United States	728,000		755,908

	senior note, 144A, 5.25%, 6/01/26	United States	851,000		899,954

FSI-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)
	Consumer Services (continued)
[f]	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,

	senior bond, 144A, 5.50%, 3/01/25	United States	970,000	$1,041,528

	senior bond, 144A, 5.25%, 5/15/27	United States	200,000	212,750

				5,527,718

	Diversified Financials 2.2%
	Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	1,617,000	1,674,631
	The Goldman Sachs Group Inc.,

	senior note, 3.50%, 1/23/25	United States	1,725,000	1,809,665

	senior note, 3.75%, 2/25/26	United States	1,213,000	1,283,720
	Morgan Stanley,

	senior bond, 3.591% to 7/22/27, FRN thereafter, 7/22/28	United States	809,000	859,860

	senior note, 3.875%, 1/27/26	United States	2,395,000	2,572,220
	Springleaf Finance Corp., senior note, 6.625%, 1/15/28	United States	1,000,000	1,130,650
[g]	TNB Global Ventures Capital Bhd., senior note, Reg S, 3.244%, 10/19/26	Malaysia	400,000	402,432

				9,733,178

	Energy 2.8%
[f]	Aker BP ASA, senior note, 144A, 4.75%, 6/15/24	Norway	600,000	623,994
[f]	California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	579,000	257,655
	Cheniere Energy Partners LP, senior secured note, first lien, 5.25%, 10/01/25	United States	970,000	1,013,243
	CONSOL Energy Inc., senior note, 5.875%, 4/15/22	United States	1,317,000	1,321,214
	Ecopetrol SA, senior bond, 4.125%, 1/16/25	Colombia	800,000	842,340
	Energy Transfer Operating LP,

	senior bond, 4.05%, 3/15/25	United States	200,000	210,206

	senior note, 7.50%, 10/15/20	United States	1,536,000	1,596,488
[f,i]	EnQuest PLC, senior note, 144A, PIK, 7.00%, 4/15/22	United Kingdom	820,556	710,802
	Enterprise Products Operating LLC, senior bond, 4.80%, 2/01/49	United States	150,000	175,927
[f,j]	Gazprom PJSC Via Gaz Capital SA, senior note, 144A, (OJSC Gazprom), loan participation, 3.85%, 2/06/20	Russia	1,213,000	1,214,899
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	1,617,000	1,476,159
	Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	200,000	196,500
[k]	Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	243,000	12,150
[f]	Schlumberger Holdings Corp, senior note, 144A, 3.90%, 5/17/28	United States	400,000	425,984
	Sunoco LP/Sunoco Finance Corp., senior note, 4.875%, 1/15/23	United States	485,000	497,336
[f]	Weatherford International Ltd., senior note, 144A, 11.00%, 12/01/24	United States	417,000	451,924
[f]	Woodside Finance Ltd.,

	senior bond, 144A, 3.70%, 3/15/28	Australia	647,000	669,952

	senior note, 144A, 3.70%, 9/15/26	Australia	405,000	421,719

				12,118,492

Annual Report	FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)
	Food & Staples Retailing 0.7%
[f]	Cencosud SA, senior note, 144A, 4.375%, 7/17/27	Chile	800,000	$790,154
	The Kroger Co., senior bond, 4.45%, 2/01/47	United States	150,000	159,385
	Walgreens Boots Alliance Inc., senior note, 3.80%, 11/18/24	United States	2,087,000	2,170,784

				3,120,323

	Food, Beverage & Tobacco 0.1%
	BAT Capital Corp., senior bond, 4.54%, 8/15/47	United Kingdom	50,000	50,229
	Bunge Ltd. Finance Corp., senior note, 3.25%, 8/15/26	United States	200,000	200,006
	Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	200,000	215,324

				465,559

	Health Care Equipment & Services 1.5%
	Anthem Inc., senior bond, 3.70%, 9/15/49	United States	150,000	149,935
	Centene Corp.,

	[f] senior bond, 144A, 4.625%, 12/15/29	United States	200,000	211,140

	senior note, 4.75%, 5/15/22	United States	750,000	766,335

	[f] senior note, 144A, 5.375%, 6/01/26	United States	324,000	344,444

	[f] senior note, 144A, 4.25%, 12/15/27	United States	300,000	309,180
	CHS/Community Health Systems Inc,.

	senior note, 6.875%, 2/01/22	United States	183,000	148,688

	senior secured note, first lien, 6.25%, 3/31/23	United States	405,000	412,088
	Cigna Corp., senior bond, 4.90%, 12/15/48	United States	150,000	179,357
	DaVita Inc.,

	senior bond, 5.125%, 7/15/24	United States	305,000	313,261

	senior bond, 5.00%, 5/01/25.	United States	728,000	750,448
	HCA Inc., senior note, 5.375%, 9/01/26	United States	713,000	795,904
[f]	MEDNAX Inc., senior note, 144A, 6.25%, 1/15/27	United States	1,100,000	1,130,277
[f,i]	Polaris Intermediate Corp., senior note, 144A, PIK, 8.50%, 12/01/22	United States	500,000	466,872
	Stryker Corp., senior bond, 3.50%, 3/15/26	United States	405,000	430,960

				6,408,889

	Materials 4.5%
[f]	Alpek SAB de CV, senior note, 144A, 4.25%, 9/18/29	Mexico	800,000	817,400
[f]	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A, 6.00%, 2/15/25	Luxembourg	900,000	946,125
[f]	Braskem Netherlands Finance BV, senior bond, 144A, 4.50%, 1/31/30	Brazil	500,000	496,950
[f]	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	299,000	308,119
[f]	Cemex SAB de CV, senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	1,013,000	1,043,390
[g]	CNAC HK Finbridge Co. Ltd., senior note, Reg S, 4.875%, 3/14/25	China	800,000	869,436
	Crown Americas LLC/Crown Americas Capital Corp. VI, senior note, 4.75%, 2/01/26	United States	566,000	599,449
[f]	First Quantum Minerals Ltd., senior note, 144A, 7.25%, 4/01/23	Zambia	1,294,000	1,342,350
[f]	FMG Resources (August 2006) Pty. Ltd.,

	senior note, 144A, 5.125%, 3/15/23	Australia	324,000	343,032

	senior note, 144A, 5.125%, 5/15/24	Australia	647,000	692,271

FSI-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)
	Materials (continued)
	Freeport-McMoRan Inc., senior note, 4.55%, 11/14/24	United States	1,017,000	$1,077,171
[f]	Glencore Funding LLC,

	senior note, 144A, 4.125%, 5/30/23	Switzerland	485,000	505,726

	senior note, 144A, 4.625%, 4/29/24	Switzerland	250,000	265,725
	LYB International Finance BV, senior note, 4.00%, 7/15/23	United States	1,698,000	1,795,998
[f]	Mauser Packaging Solutions Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	1,278,000	1,265,207
[f]	New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	566,000	525,092
[f]	Novelis Corp., senior bond, 144A, 5.875%, 9/30/26	United States	1,059,000	1,129,347
[f]	Owens-Brockway Glass Container Inc.,

	senior note, 144A, 5.00%, 1/15/22	United States	732,000	761,112

	senior note, 144A, 5.875%, 8/15/23	United States	566,000	605,385
	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,

	[f] senior note, 144A, 7.00%, 7/15/24	United States	105,000	108,741

	senior secured note, first lien, 5.75%, 10/15/20	United States	548,375	549,746

	[f] senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	566,000	580,623
[f]	SABIC Capital II BV, senior note, 144A, 4.50%, 10/10/28	Saudi Arabia	600,000	670,184
[f]	Sealed Air Corp.,

	senior bond, 144A, 5.125%, 12/01/24	United States	809,000	873,720

	senior bond, 144A, 5.50%, 9/15/25	United States	124,000	136,761

	senior note, 144A, 4.875%, 12/01/22	United States	85,000	90,233
[f]	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	1,100,000	1,060,576

				19,459,869

	Media & Entertainment 2.4%
[f]	Altice Financing SA, secured bond, 144A, 7.50%, 5/15/26	Luxembourg	200,000	215,370
	CCO Holdings LLC/CCO Holdings Capital Corp.,

	senior bond, 5.25%, 9/30/22	United States	689,000	697,978

	[f] senior bond, 144A, 5.375%, 5/01/25	United States	728,000	753,178
[f]	Clear Channel Worldwide Holdings Inc.,

	senior secured note, first lien, 144A, 5.125%, 8/15/27	United States	600,000	625,890

	senior sub. note, 144A, 9.25%, 2/15/24	United States	256,000	284,054
[f]	CSC Holdings LLC, senior secured note, first lien, 144A, 5.50%, 5/15/26	United States	1,378,000	1,462,144
[f]	Diamond Sports Group LLC/Diamond Sports Finance Co.,

	first lien, 144A, 5.375%, 8/15/26	United States	400,000	405,370

	senior note, 144A, 6.625%, 8/15/27	United States	300,000	292,305
	DISH DBS Corp.,

	senior bond, 6.75%, 6/01/21	United States	405,000	426,518

	senior note, 5.875%, 11/15/24	United States	670,000	686,053
	iHeartCommunications Inc.,

	secured note, 6.375%, 5/01/26	United States	48,209	52,397

	senior note, 8.375%, 5/01/27	United States	87,378	96,714

Annual Report	FSI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

	Country/ Organization	Principal Amount	*	Value

Corporate Bonds (continued)

Media & Entertainment (continued)

[f] Live Nation Entertainment Inc., senior note, 144A, 4.75%, 10/15/27	United States	400,000		$414,740

Netflix Inc., senior bond, 5.875%, 2/15/25	United States	1,000,000		1,117,085

[f] Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	1,417,000		1,480,177

[f] Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	1,321,000		1,309,441

				10,319,414

Pharmaceuticals, Biotechnology & Life Sciences 1.7%

[f] AbbVie Inc., senior note, 144A, 2.95%, 11/21/26	United States	600,000		609,897

Allergan Funding SCS, senior bond, 3.80%, 3/15/25	United States	1,778,000		1,864,814

[f] Bausch Health Cos. Inc., senior bond, 144A, 6.125%, 4/15/25	United States	243,000		251,581

senior note, 144A, 8.50%, 1/31/27	United States	809,000		922,786

senior note, first lien, 144A, 7.00%, 3/15/24	United States	200,000		208,417

[f] Bayer U.S. Finance II LLC, senior bond, 144A, 4.375%, 12/15/28	Germany	889,000		969,975
[f,i] Eagle Holdings Co. II LLC, senior note, 144A, PIK, 7.625%, 5/15/22	United States	566,000		576,320

[f] Endo DAC/Endo Finance LLC/Endo Finco Inc., senior bond, 144A, 6.00%, 2/01/25	United States	970,000		656,874

senior note, 144A, 6.00%, 7/15/23	United States	328,000		237,797

[f] Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	970,000		1,003,637

				7,302,098

Real Estate 0.5%

[g] China Overseas Finance Cayman VI Ltd., senior note, Reg S, 5.95%, 5/08/24	China	700,000		787,617

Equinix Inc., senior bond, 5.875%, 1/15/26	United States	100,000		106,311

MPT Operating Partnership LP/MPT Finance Corp., senior bond, 5.25%, 8/01/26	United States	247,000		261,514

senior bond, 5.00%, 10/15/27	United States	889,000		944,585

				2,100,027

Retailing 0.2%

[b,f,i] K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	962,008		1,202

[b,f,i] K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	313,364		1,567

[f] Party City Holdings Inc., senior note, 144A, 6.625%, 8/01/26	United States	1,085,000		767,445

				770,214

Semiconductors & Semiconductor Equipment 0.0%†

Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	100,000		102,291

Software & Services 0.2%

[f] Norton Lifelock Inc., senior note, 144A, 5.00%, 4/15/25	United States	978,000		999,342

Technology Hardware & Equipment 0.3%

[f] Blackboard Inc., secured note, second lien, 144A, 10.375%, 11/15/24	United States	200,000		200,500

[f] CommScope Technologies LLC, senior bond, 144A, 5.00%, 3/15/27	United States	1,374,000		1,295,029

				1,495,529

FSI-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

	Country/ Organization	Principal Amount	*	Value

Corporate Bonds (continued)

Telecommunication Services 1.1%

Bell Canada Inc., senior bond, 4.464%, 4/01/48	Canada	150,000		$173,693

[f] Digicel Group Two Ltd., senior note, 144A, 8.25%, 9/30/22	Bermuda	486,000		118,229

[f] Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	1,000,000		780,000

Sprint Communications Inc., senior note, 6.00%, 11/15/22	United States	405,000		425,465

[f] senior note, 144A, 7.00%, 3/01/20	United States	647,000		651,212

Sprint Corp., senior bond, 7.875%, 9/15/23	United States	405,000		447,693

Telefonica Emisiones SA, senior bond, 4.895%, 3/06/48	Spain	150,000		171,729

TELUS Corp., senior bond, 4.60%, 11/16/48	Canada	150,000		177,001

T-Mobile USA Inc.,

senior bond, 6.50%, 1/15/24	United States	405,000		417,660

senior bond, 6.375%, 3/01/25	United States	1,051,000		1,088,221

senior note, 6.00%, 4/15/24	United States	200,000		206,998

				4,657,901

Transportation 1.6%

CSX Corp., senior bond, 4.10%, 3/15/44	United States	150,000		163,739

[f] DAE Funding LLC, senior note, 144A, 5.00%, 8/01/24	United Arab Emirates	1,294,000		1,361,845

FedEx Corp., senior bond, 4.05%, 2/15/48	United States	150,000		144,735

[f] Kazakhstan Temir Zholy Finance BV, senior bond, 144A, 6.95%, 7/10/42	Kazakhstan	1,700,000		2,286,721

[f] Mexico City Airport Trust, senior secured bond, first lien, 144A, 5.50%, 7/31/47	Mexico	1,200,000		1,241,634

[g,j] RZD Capital PLC, (Russian Railways), loan participation, senior bond, Reg S, 5.70%, 4/05/22	Russia	1,700,000		1,829,229

				7,027,903

Utilities 3.4%
Calpine Corp.,

senior bond, 5.75%, 1/15/25	United States	970,000		997,888

[f] senior note, 144A, 5.125%, 3/15/28	United States	200,000		204,640

[g] CGNPC International Ltd., senior note, Reg S, 3.75%, 12/11/27	China	300,000		316,024

Clearway Energy Operating LLC, senior note, 5.75%, 10/15/25	United States	1,132,000		1,193,790

[f] Colbun SA, senior note, 144A, 3.95%, 10/11/27	Chile	800,000		834,508

[f,h] EDF SA, junior sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	2,425,000		2,547,984

[f] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	700,000		684,250

[f] Israel Electric Corp. Ltd., secured bond, 144A, 4.25%, 8/14/28	Israel	1,000,000		1,091,575

The Southern Co., senior bond, 3.25%, 7/01/26	United States	2,410,000		2,510,062

[f] State Grid Overseas Investment 2016 Ltd., senior note, 144A, 3.50%, 5/04/27	China	1,651,000		1,729,093

[f] Talen Energy Supply LLC, senior secured note, 144A, 7.25%, 5/15/27	United States	1,300,000		1,370,265

[f] Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.15%, 6/02/26	China	1,051,000		1,076,032

Virginia Electric & Power Co., senior bond, 6.35%, 11/30/37	United States	85,000		117,873

				14,673,984

Total Corporate Bonds (Cost $128,965,730)				128,797,171

Annual Report	FSI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

	Country/ Organization	Principal Amount	*	Value
[l,m] Senior Floating Rate Interests 7.0%

Automobiles & Components 0.6%

Adient U.S. LLC, Initial Term Loans, 6.144% - 6.195%, (3-month USD LIBOR + 4.25%), 5/06/24	United States	1,164,150		$1,172,639

Thor Industries Inc., Initial USD Term Loans, 5.50%, (1-month USD LIBOR + 3.75%), 2/01/26	United States	1,279,890		1,285,890

				2,458,529

Capital Goods 0.1%

Altra Industrial Motion Corp., Term Loan, 3.799%, (1-month USD LIBOR + 2.00%), 10/01/25	United States	224,146		225,080

Doncasters U.S. Finance LLC, Second-Lien Term Loans, 10.195%, (3-month USD LIBOR + 8.25%), 10/09/20	United States	742,509		82,914

Harsco Corp., Term Loan B-2, 4.063%, (1-month USD LIBOR + 2.25%), 12/10/24	United States	110,062		110,750

Onsite Rental Group Operations Pty. Ltd., Term Loan, 6.292%, (1-month USD LIBOR + 4.50%), 10/25/22	Australia	192,010		187,529

				606,273

Commercial & Professional Services 0.0%†
[n,o] Pitney Bowes Inc., Term Loan B, TBD, 1/15/25	United States	100,000		99,094

[n] Prime Security Services Borrower LLC, Term B-1, 4.944%, (1-month USD LIBOR + 3.25%), 9/12/26	United States	125,000		125,486

				224,580

Consumer Services 0.4%

Aristocrat Technologies Inc., Term B-3 Loans, 3.716%, (3-month USD LIBOR + 1.75%), 10/19/24	United States	775,372		779,953

Avis Budget Car Rental LLC, Tranche B Term Loans, 3.80%, (1-month USD LIBOR + 2.00%), 2/13/25	United States	1,008,728		1,015,820

Eldorado Resorts Inc., Initial Term Loan, 4.00% - 4.063%, (1-month USD LIBOR + 2.25%), 4/17/24	United States	179,897		180,038

				1,975,811

Diversified Financials 0.3%

Russell Investments U.S. Institutional Holdco Inc., Initial Term Loan, 5.049%, (1-month USD LIBOR + 3.25%), 6/01/23	United States	1,160,977		1,163,444

Energy 1.3%

Fieldwood Energy LLC, Closing Date Loans, 7.177%, (3-month USD LIBOR + 5.25%), 4/11/22	United States	2,603,076		2,189,109

Utex Industries Inc.,

First Lien Initial Term Loan, 5.799%, (1-month USD LIBOR + 4.00%), 5/21/21	United States	515,671		382,886

Second Lien Initial Term Loan, 9.049%, (1-month USD LIBOR + 7.25%), 5/20/22	United States	53,878		28,960

Wolverine Fuels Holding LLC,

First Lien Initial Term Loan, 7.659%, (3-month USD LIBOR + 5.75%), 8/14/20	United States	1,702,456		1,666,278

Second Lien Initial Term Loan, 12.659%, (3-month USD LIBOR + 10.75%), 2/16/21	United States	1,571,327		1,484,904

				5,752,137

FSI-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

	Country/ Organization	Principal Amount	*	Value

[l,m] Senior Floating Rate Interests (continued)

Food & Staples Retailing 0.2%

Aramark Corp.,

U.S. Term B-3 Loan, 3.549%, (1-month USD LIBOR + 1.75%), 3/11/25	United States	359,644		$361,611

[n,o] U.S. Term B-4 Loan, TBD, 12/31/26	United States	500,000		503,281

				864,892

Food, Beverage & Tobacco 0.2%

CSM Bakery Supplies LLC, Second Lien Term Loan, 9.78%, (3-month USD LIBOR + 7.75%), 7/03/21	United States	478,111		460,182

[n] JBS USA Lux SA, New Term Loans, 3.799%, (1-month USD LIBOR + 2.00%), 5/01/26	United States	209,563		211,303

				671,485

Health Care Equipment & Services 0.1%

HCA Inc., Term Loan B13, 3.549%, (1-month USD LIBOR + 1.75%), 3/18/26	United States	483,959		487,287

Household & Personal Products 0.6%

[b] FGI Operating Co. LLC (Freedom Group), [i] Term Loan, PIK, 12.00%, (3-month USD LIBOR + 10.00%), 5/15/22	United States	849,545		799,658

Term Loan FILO, 9.409% - 9.50%, (3-month USD LIBOR + 7.50%), 5/15/21	United States	1,616,351		1,616,532

				2,416,190

Materials 0.2%

Appvion Operations, Inc.,

Term Loan, 8.10%, (3-month USD LIBOR + 6.00%), 6/15/26	United States	18,480		18,665

Term Loan, 8.22%, (6-month USD LIBOR + 6.00%), 6/15/26	United States	397,237		401,209

Axalta Coating Systems U.S. Holdings Inc., Term B-3 Dollar Loan, 3.695%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	268,206		269,179

				689,053

Media & Entertainment 1.1%

Charter Communications Operating LLC, Term A-2 Loan, 3.30%, (1-month USD LIBOR + 1.50%), 3/31/23	United States	845,479		843,102

CSC Holdings LLC, March 2017 Incremental Term Loans, 3.99%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	1,203,344		1,206,353

Diamond Sports Group LLC, Term Loan, 5.03%, (1-month USD LIBOR + 3.25%), 8/24/26	United States	453,976		453,976

Gray Television Inc.,

Term B-2 Loan, 3.947%, (1-month USD LIBOR + 2.25%), 2/07/24	United States	843,033		846,260

Term C Loan, 4.197%, (1-month USD LIBOR + 2.50%), 1/02/26	United States	536,353		539,772

iHeartCommunications Inc., Term Loan, 5.691%, (1-month USD LIBOR + 4.00%), 5/04/26	United States	136,140		137,623

Lions Gate Capital Holdings LLC, Term A Loan, 3.549%, (1-month USD LIBOR + 1.75%), 3/22/23	Canada	246,301		244,659

Mediacom Illinois LLC, Tranche N Term Loan, 3.38%, (1-week USD LIBOR + 1.75%), 2/15/24	United States	451,476		454,579

				4,726,324

Annual Report	FSI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

	Country/ Organization	Principal Amount	*	Value
[l,m] Senior Floating Rate Interests (continued)

Retailing 0.2%

[n] Bass Pro Group LLC, Initial Term Loans, 6.799%, (1-month USD LIBOR + 5.00%), 9/25/24	United States	200,000		$199,550

General Nutrition Centers, Inc.,
Tranche B-2 Term Loans, 10.55%, (1-month USD LIBOR + 8.75%), 3/04/21	United States	218,455		206,531

Tranche B-2 Term Loans, 10.60%, (2-month USD LIBOR + 8.75%), 3/04/21	United States	341,366		322,733

[n] Harbor Freight Tools USA Inc., Refinancing Loans, 4.299%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	200,000		199,313

				928,127

Semiconductors & Semiconductor Equipment 0.4%

MKS Instruments Inc., Tranche B-6 Term Loan, 3.549%, (1-month USD LIBOR + 1.75%), 2/02/26	United States	507,311		508,579

ON Semiconductor Corp., 2019 Replacement Term B-4 Loans, 3.799%, (1-month USD LIBOR + 2.00%), 9/18/26	United States	1,137,106		1,146,737

				1,655,316

Software & Services 0.2%
[n,o] Infor (US) Inc. (Lawson), First Lien Term Loan, TBD, 2/01/22	United States	149,615		150,457

WEX Inc., Term B-3 Loan, 4.049%, (1-month USD LIBOR + 2.25%), 5/17/26	United States	640,128		645,128

				795,585

Telecommunication Services 0.2%

Global Tel*Link Corp.,

First Lien Term Loan, 6.049%, (1-month USD LIBOR + 4.25%), 11/29/25	United States	396,992		362,752

Second Lien Term Loan, 10.049%, (1-month USD LIBOR + 8.25%), 11/29/26	United States	183,038		159,014

Securus Technologies Holdings Inc.,

Initial Term Loan, 6.299%, (1-month USD LIBOR + 4.50%), 11/01/24	United States	248,092		184,828

Second Lien Initial Loan, 10.049%, (1-month USD LIBOR + 8.25%), 11/01/25	United States	597,127		288,860

				995,454

Transportation 0.3%

Allegiant Travel Co., Class B Term Loans, 6.394%, (3-month USD LIBOR + 4.50%), 2/05/24	United States	231,542		232,989

Hertz Corp., Tranche B-1 Term Loan, 4.55%, (1-month USD LIBOR + 2.75%), 6/30/23	United States	1,245,713		1,253,110

				1,486,099

FSI-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

	Country/ Organization	Principal Amount	*		Value

[l,m] Senior Floating Rate Interests (continued)

Utilities 0.6%

EFS Cogen Holdings I LLC (Linden),

Term B Advance, 5.05%, (1-month USD LIBOR + 3.25%), 6/28/23	United States	782,085			$786,191

Term B Advance, 5.20%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	1,898,271			1,908,237

					2,694,428

Total Senior Floating Rate Interests (Cost $31,969,542)					30,591,014

Foreign Government and Agency Securities 12.5%

[f] The African Export-Import Bank, senior bond, 144A, 3.994%, 9/21/29	Supranational[p]	900,000			915,282

[f] Angolan Government International Bond, senior note, 144A, 8.25%, 5/09/28	Angola	2,500,000			2,706,770

[g] Banque Centrale de Tunisie International Bond, senior note, Reg S, 5.625%, 2/17/24	Tunisia	2,400,000		EUR	2,683,204

[f] Banque Ouest Africaine de Developpement, senior note, 144A, 5.00%, 7/27/27	Supranational[p]	800,000			850,000

[f] Dominican Republic, senior note, 144A, 8.90%, 2/15/23	Dominican Republic	81,500,000		DOP	1,548,515

[f] The Export-Import Bank of India, senior note, 144A, 3.875%, 2/01/28	India	1,455,000			1,523,941

[f] Government of Belarus International Bond,

senior bond, 144A, 6.20%, 2/28/30	Belarus	1,200,000			1,277,814

senior note, 144A, 7.625%, 6/29/27	Belarus	800,000			911,949

Government of China, 3.29%, 5/23/29	China	26,200,000		CNY	3,801,431

Government of Colombia,

senior bond, 9.85%, 6/28/27	Colombia	5,315,000,000		COP	2,032,920

senior bond, 4.50%, 3/15/29	Colombia	500,000			554,635

senior bond, 5.00%, 6/15/45	Colombia	1,900,000			2,213,376

[f] Government of Gabon, 144A, 6.375%, 12/12/24	Gabon	2,700,000			2,826,643

Government of Indonesia,

senior bond, FR64, 6.125%, 5/15/28	Indonesia	26,500,000,000		IDR	1,803,508

senior bond, FR70, 8.375%, 3/15/24	Indonesia	19,648,000,000		IDR	1,514,095

[f] Government of Iraq, 144A, 5.80%, 1/15/28	Iraq	2,700,000			2,649,702

[f] Government of Kazakhstan, senior bond, 144A, 4.875%, 10/14/44	Kazakhstan	1,800,000			2,228,562

Government of Mexico,

senior bond, M, 6.50%, 6/10/21	Mexico	293,000[q]		MXN	1,543,649

senior note, 4.15%, 3/28/27	Mexico	1,300,000			1,393,613

Government of Peru, senior bond, 6.55%, 3/14/37	Peru	1,000,000			1,463,395

[f] Government of Russia, senior note, 144A, 4.875%, 9/16/23	Russia	800,000			873,496

Government of South Africa, senior bond, 7.00%, 2/28/31	South Africa	34,100,000		ZAR	2,062,897
[f,g] Government of Spain,

senior bond, 144A, Reg S, 1.45%, 4/30/29	Spain	1,600,000		EUR	1,961,856

senior bond, 144A, Reg S, 2.70%, 10/31/48	Spain	3,350,000		EUR	4,994,028

[f] Government of Ukraine,

144A, 7.75%, 9/01/22	Ukraine	200,000			215,750

144A, 7.75%, 9/01/23	Ukraine	369,000			401,595

144A, 7.75%, 9/01/24	Ukraine	369,000			402,649

[a,r] 144A, VRI, GDP Linked Security, 5/31/40	Ukraine	978,000			937,657

Annual Report	FSI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

	Country/ Organization	Principal Amount	*		Value

Foreign Government and Agency Securities (continued)

[f] Government of Ukraine, (continued)

senior bond, 144A, 7.375%, 9/25/32	Ukraine	500,000			$534,608

Government of Uruguay,

senior bond, 4.375%, 1/23/31	Uruguay	800,000			896,200

[s] senior bond, Index Linked, 3.70%, 6/26/37	Uruguay	78,775,448		UYU	2,066,692

Nota do Tesouro Nacional,

10.00%, 1/01/21	Brazil	2,900	[t]	BRL	758,530

10.00%, 1/01/23	Brazil	2,800	[t]	BRL	774,530

[f] Panama Notas del Tesoro, senior note, 144A, 3.75%, 4/17/26	Panama	800,000			837,600

Total Foreign Government and Agency Securities (Cost $53,099,799)					54,161,092

U.S. Government and Agency Securities 5.5%

U.S. Treasury Bond, 7.875%, 2/15/21	United States	728,000			777,681

U.S. Treasury Note,

2.75%, 2/15/24	United States	809,000			843,357

2.125%, 9/30/24	United States	4,600,000			4,688,591

[s] Index Linked, 0.125%, 7/15/24	United States	7,462,342			7,508,016

[s] Index Linked, 0.375%, 7/15/25	United States	4,557,464			4,651,243

[s] Index Linked, 0.375%, 7/15/27	United States	5,291,324			5,398,828

Total U.S. Government and Agency Securities (Cost $23,684,215)					23,867,716

Asset-Backed Securities and Commercial Mortgage-Backed Securities 27.6%

Banks 0.4%

[u] Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.619%, 7/10/38	United States	425,000			393,747

CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	740,000			777,085

[u] CWABS Asset-Backed Certificates Trust, 2005-11, AF4, FRN, 5.21%, 3/25/34	United States	537,156			539,298

[v] Merrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 2.172%, (1-month USD LIBOR + 0.38%), 8/25/35	United States	56,580			56,947

					1,767,077

Diversified Financials 27.2%

[v] American Express Credit Account Master Trust, 2017-2, A, FRN, 2.19%, (1-month USD LIBOR + 0.45%), 9/16/24	United States	670,000			673,542

[f,v] AMMC CLO XI Ltd., 2012-11A, BR2, 144A, FRN, 3.536%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	350,000			343,385

[f,v] Antares CLO Ltd., 2018-1A, B, 144A, FRN, 3.616%, (3-month USD LIBOR + 1.65%), 4/20/31	United States	1,455,000			1,428,097

[f,u] ARES L CLO Ltd., 2018-50A, B, 144A, FRN, 3.701%, 1/15/32	United States	500,000			494,265

[f,u] ARES LII CLO Ltd.,

2019-52A, A2, 144A, FRN, 3.603%, 4/22/31	United States	250,000			249,348

2019-52A, B, 144A, FRN, 3.803%, 4/22/31	United States	500,000			500,470

FSI-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

	Country/ Organization	Principal Amount	*		Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

Diversified Financials (continued)

[f,v] Ares XLIII CLO Ltd., 2017-43A, A, 144A, FRN, 3.221%, (3-month USD LIBOR + 1.22%), 10/15/29	United States	432,000			$432,220

Banc of America Commercial Mortgage Trust,

2015-UBS7, A3, 3.441%, 9/15/48	United States	849,000			891,987

2015-UBS7, A4, 3.705%, 9/15/48	United States	946,000			1,007,391

[u] 2015-UBS7, B, FRN, 4.361%, 9/15/48	United States	615,000			657,557

[f,u] BCC Middle Market CLO LLC, 2018-1A, A2, 144A, FRN, 4.116%, 10/20/30	United States	700,000			694,890
[f,u] Betony CLO 2 Ltd., 2018-1A, A1, 144A, FRN, 3.016%, 4/30/31	United States	1,250,000			1,240,337
[f,u] BlueMountain CLO Ltd.,

2012-2A, BR2, 144A, FRN, 3.349%, 11/20/28	United States	510,000			506,792

2012-2A, CR2, 144A, FRN, 3.899%, 11/20/28	United States	270,000			267,646

2018-1A, D, 144A, FRN, 4.986%, 7/30/30	United States	1,000,000			960,330
[f,u] BlueMountain EUR CLO,

5A, A, 144A, FRN, 0.91%, 1/15/33	Ireland	1,900,000		EUR	2,129,166

5A, B, 144A, FRN, 1.55%, 1/15/33	Ireland	600,000		EUR	672,472

[f,v] BlueMountain Fuji U.S. CLO II Ltd., 2017-2A, A1A, 144A, FRN, 3.166%, (3-month USD LIBOR + 1.20%), 10/20/30	United States	1,455,000			1,455,902

[f,v] BlueMountain Fuji U.S. CLO III Ltd., 2017-3A, A2, 144A, FRN, 3.151%, (3-month USD LIBOR + 1.15%), 1/15/30	United States	200,000			195,650

[f] BRAVO Residential Funding Trust,

2019-1, A1C, 144A, 3.50%, 3/25/58	United States	941,241			954,681

[u] 2019-2, A3, 144A, FRN, 3.50%, 10/25/44	United States	1,043,286			1,061,938
[f,u] Burnham Park CLO Ltd.,

2016-1A, BR, 144A, FRN, 3.466%, 10/20/29	United States	460,000			454,632

2016-1A, CR, 144A, FRN, 4.116%, 10/20/29	United States	460,000			451,821
[f,u] Buttermilk Park CLO Ltd., 2018-1A, C, 144A, FRN, 4.101%, 10/15/31	United States	1,408,860			1,375,780

[v] Capital One Multi-Asset Execution Trust,

2016-A2, A2, FRN, 2.37%, (1-month USD LIBOR + 0.63%), 2/15/24	United States	3,225,000			3,245,900

2016-A7, A7, FRN, 2.25%, (1-month USD LIBOR + 0.51%), 9/16/24	United States	320,000			322,180

[f,v] Carlyle Global Market Strategies CLO Ltd., 2014-4RA, C, 144A, FRN, 4.901%, (3-month USD LIBOR + 2.90%), 7/15/30	United States	300,000			268,710

[f,u] Carlyle GMS Finance MM CLO LLC, 2015-1A, A2R, 144A, FRN, 4.201%, 10/15/31	United States	1,213,000			1,203,296

[f,v] Carlyle U.S. CLO Ltd., 2017-2A, A1B, 144A, FRN, 3.186%, (3-month USD LIBOR + 1.22%), 7/20/31	United States	1,150,000			1,147,090

[f,v] Catamaran CLO Ltd., 2014-2A, BR, 144A, FRN, 4.953%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	1,253,000			1,253,401

[f,u] CGRBS Commercial Mortgage Trust, 2013-VN05, C, 144A, FRN, 3.584%, 3/13/35	United States	704,000			732,832

[f,u] CIM Trust,

2019-INV1, A1, 144A, FRN, 4.00%, 2/25/49	United States	1,189,136			1,209,867

2019-INV2, A3, 144A, FRN, 4.00%, 5/25/49	United States	1,783,314			1,827,537

[u] Citibank Credit Card Issuance Trust,

2016-A3, A3, FRN, 2.20%, 12/07/23	United States	350,000			352,206

2017-A7, A7, FRN, 2.08%, 8/08/24	United States	2,685,000			2,695,262

Annual Report	FSI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

	Country/ Organization	Principal Amount	*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

Diversified Financials (continued)

[f,u] Cole Park CLO Ltd., 2015-1A, BR, 144A, FRN, 3.566%, 10/20/28	United States	270,000		$268,331

[f,u] Consumer Loan Underlying Bond CLUB Certificate Issuer Trust, 2019-52, PT, 144A, FRN, 11.118%, 1/15/45	United States	1,079,392		1,057,240

[f,u] Consumer Loan Underlying Bond CLUB Certificate Issuer Trust I,

2019-51, PT, 144A, FRN, 16.852%, 1/15/45	United States	1,053,641		1,016,973

2019-S8, PT, 144A, FRN, 11.541%, 1/15/45	United States	795,174		742,566

[u] Discover Card Execution Note Trust, 2017-A7, A7, FRN, 2.10%, 4/15/25	United States	390,000		390,264

[f,u] Dryden 38 Senior Loan Fund, 2015-38A, CR, 144A, FRN, 4.001%, 7/15/30	United States	863,000		839,639

[f,v] Dryden 41 Senior Loan Fund, 2015-41A, AR, 144A, FRN, 2.956%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	1,100,000		1,091,695

[f,v] Dryden 55 CLO Ltd.,

2018-55A, A1, 144A, FRN, 3.021%, (3-month USD LIBOR + 1.02%), 4/15/31	United States	900,000		895,059

2018-55A, D, 144A, FRN, 4.851%, (3-month USD LIBOR + 2.85%), 4/15/31	United States	300,000		284,892

[f,u] Eaton Vance CLO Ltd., 2014-1RA, C, 144A, FRN, 4.101%, 7/15/30	United States	315,610		308,474

[f,u] Eleven Madison Trust 2015-11MD Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.555%, 9/10/35	United States	1,091,000		1,143,399

FHLMC Structured Agency Credit Risk Debt Notes,

[v] 2013-DN2, M2, FRN, 6.042%, (1-month USD LIBOR + 4.25%), 11/25/23	United States	1,715,076		1,849,656

[v] 2014-DN1, M2, FRN, 3.992%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	604,467		611,191

[v] 2014-DN2, M3, FRN, 5.392%, (1-month USD LIBOR + 3.60%), 4/25/24	United States	2,290,000		2,435,372

[v] 2014-DN3, M3, FRN, 5.792%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	162,276		173,029

[v] 2014-DN4, M3, FRN, 6.342%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	1,202,738		1,290,820

[v] 2014-HQ1, M3, FRN, 5.892%, (1-month USD LIBOR + 4.10%), 8/25/24	United States	299,114		316,933

[v] 2014-HQ2, M2, FRN, 3.992%, (1-month USD LIBOR + 2.20%), 9/25/24	United States	422,766		427,875

[v] 2014-HQ3, M3, FRN, 6.542%, (1-month USD LIBOR + 4.75%), 10/25/24	United States	598,635		634,391

[v] 2015-DNA1, M3, FRN, 5.092%, (1-month USD LIBOR + 3.30%), 10/25/27	United States	250,000		266,657

[v] 2015-DNA3, M3, FRN, 6.492%, (1-month USD LIBOR + 4.70%), 4/25/28	United States	1,819,000		2,016,941

[v] 2015-HQ1, M3, FRN, 5.592%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	654,972		672,140

[v] 2015-HQA1, M3, FRN, 6.492%, (1-month USD LIBOR + 4.70%), 3/25/28	United States	1,835,000		1,954,749

[v] 2016-DNA2, M3, FRN, 6.442%, (1-month USD LIBOR + 4.65%), 10/25/28	United States	1,561,028		1,682,515

[u] 2017-DNA1, M2, FRN, 5.042%, 7/25/29	United States	990,000		1,041,452

[u] 2017-DNA2, M2, FRN, 5.242%, 10/25/29	United States	1,340,000		1,428,745

FSI-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

	Country/ Organization	Principal Amount	*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

Diversified Financials (continued)

FHLMC Structured Agency Credit Risk Debt Notes, (continued)

[v] 2017-DNA3, M2, FRN, 4.292%, (1-month USD LIBOR + 2.50%), 3/25/30	United States	2,920,000		$2,991,328

[u] 2017-HQA1, M2, FRN, 5.342%, 8/25/29	United States	1,180,000		1,240,378

[f,v] Flagship CLO VIII Ltd., 2014-8A, ARR, 144A, FRN, 2.851%, (3-month USD LIBOR + 0.85%), 1/16/26	United States	379,761		379,826

FNMA Connecticut Avenue Securities,

[v] 2013-C01, M2, FRN, 7.042%, (1-month USD LIBOR + 5.25%), 10/25/23	United States	306,249		338,238

[v] 2014-C01, M2, FRN, 6.192%, (1-month USD LIBOR + 4.40%), 1/25/24	United States	473,305		514,725

[v] 2014-C02, 1M2, FRN, 4.392%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	1,302,284		1,357,073

[v] 2014-C02, 2M2, FRN, 4.392%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	647,643		671,647

[v] 2014-C03, 1M2, FRN, 4.792%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	2,628,407		2,766,834

[v] 2014-C03, 2M2, FRN, 4.692%, (1-month USD LIBOR + 2.90%), 7/25/24	United States	127,124		132,577

[v] 2015-C01, 1M2, FRN, 6.092%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	835,466		890,164

[v] 2015-C01, 2M2, FRN, 6.342%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	681,652		708,773

[v] 2015-C02, 1M2, FRN, 5.792%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	1,845,428		1,959,498

[v] 2015-C02, 2M2, FRN, 5.792%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	820,182		850,373

[v] 2015-C03, 1M2, FRN, 6.792%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	2,698,239		2,940,097

[v] 2015-C03, 2M2, FRN, 6.792%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	1,206,175		1,282,364

[u] 2016-C02, 1M2, FRN, 7.792%, 9/25/28	United States	752,065		828,231

[u] 2016-C04, 1M2, FRN, 6.042%, 1/25/29	United States	1,590,000		1,691,926

[u] 2016-C05, 2M2, FRN, 6.242%, 1/25/29	United States	1,491,681		1,577,138

[u] 2016-C06, 1M2, FRN, 6.042%, 4/25/29	United States	440,000		472,998

[u] 2016-C07, 2M2, FRN, 6.142%, 5/25/29	United States	981,320		1,035,636

[v] 2017-C01, 1M2, FRN, 5.342%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	1,858,000		1,967,845

[u] 2017-C03, 1M2, FRN, 4.792%, 10/25/29	United States	2,720,000		2,843,996

[u] 2017-C03, 2M2, FRN, 4.642%, 11/25/29	United States	450,000		465,777

[u] 2017-C05, 1M2, FRN, 3.992%, 1/25/30	United States	1,020,000		1,038,371

[f] Galaxy XVIII CLO Ltd.,

[u] 2018-28A, A2, 144A, FRN, 3.071%, 7/15/31	United States	900,000		899,010

[v] 2018-28A, C, 144A, FRN, 3.951%, (3-month USD LIBOR + 1.95%), 7/15/31	United States	250,000		238,475

Annual Report	FSI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

	Country/ Organization	Principal Amount	*		Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

Diversified Financials (continued)

[f,u] Galaxy XXVI CLO Ltd., 2018-26A, A, 144A, FRN, 3.099%, 11/22/31	United States	700,000			$697,935

[f,v] Galaxy XXVII CLO Ltd., 2018-27A, C, 144A, FRN, 3.704%, (3-month USD LIBOR + 1.80%), 5/16/31	United States	400,000			383,988

GS Mortgage Securities Trust,

[u] 2016-GS3, B, FRN, 3.395%, 10/10/49	United States	728,000			745,019

2017-GS6, B, 3.869%, 5/10/50	United States	704,000			739,589

[f,v] LCM 26 Ltd., 26A, B, 144A, FRN, 3.366%, (3-month USD LIBOR + 1.40%), 1/20/31	United States	250,000			242,533

[f,u] LCM XVI LP, 2016A, BR2, 144A, FRN, 3.751%, 10/15/31	United States	351,320			350,400

[f,u] LCM XVII LP,

2017A, BRR, 144A, FRN, 3.601%, 10/15/31	United States	350,000			342,874

2017A, CRR, 144A, FRN, 4.101%, 10/15/31	United States	320,000			305,683

[f,v] LCM XVIII LP, 2018A, DR, 144A, FRN, 4.766%, (3-month USD LIBOR + 2.80%), 4/20/31	United States	770,000			718,726

[f,v] LCM XXIV Ltd., 24A, A, 144A, FRN, 3.276%, (3-month USD LIBOR + 1.31%), 3/20/30	United States	480,000			481,680

[f,u] Madison Park Euro Funding VIII DAC,

8A, ARN, 144A, FRN, 0.95%, 4/15/32	Ireland	2,700,000		EUR	3,025,222

8A, BRN, 144A, FRN, 1.70%, 4/15/32	Ireland	400,000		EUR	448,197

[f,u] Madison Park Euro Funding XIV DAC, 2014A, A1N, 144A, FRN, 1.12%, 7/15/32	Ireland	1,000,000		EUR	1,126,089

[f,v] Madison Park Funding XXIII Ltd.,

2017-23A, B, 144A, FRN, 3.636%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	400,000			399,828

2017-23A, C, 144A, FRN, 4.286%, (3-month USD LIBOR + 2.35%), 7/27/30	United States	500,000			500,360

[f,u] Mill City Mortgage Loan Trust, 2018-4, A1B, 144A, FRN, 3.50%, 4/25/66	United States	1,470,000			1,507,168

[v] MortgageIT Trust, 2004-1, A2, FRN, 2.692%, (1-month USD LIBOR + 0.90%), 11/25/34	United States	114,163			115,219

[f,u] Mountain View Funding CLO XIV Ltd.,

2019-1A, A1, 144A, FRN, 3.441%, 4/15/29	United States	500,000			501,025

2019-1A, C, 144A, FRN, 4.901%, 4/15/29	United States	500,000			500,485

[f,v] NZCG Funding Ltd., 2015-1A, A2R, 144A, FRN, 3.467%, (3-month USD LIBOR + 1.55%), 2/26/31	United States	2,182,000			2,144,928

[f,u] Octagon Investment Partners 24 Ltd., 2015-1A, BS, 144A, FRN, 3.866%, 4/21/31	United States	390,000			389,965

[f,u] Octagon Investment Partners 28 Ltd., 2016-1A, BR, 144A, FRN, 3.736%, 10/24/30	United States	250,000			250,557

[f,v] Octagon Investment Partners 30 Ltd., 144A, FRN, 3.286%, (3-month USD LIBOR + 1.32%), 3/17/30	United States	480,000			480,197

[f,v] Octagon Investment Partners 36 Ltd., 2018-1A, A1, 144A, FRN, 2.971%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	500,000			496,385

[f,v] Octagon Investment Partners 37 Ltd., 2018-2A, C, 144A, FRN, 4.79%, (3-month USD LIBOR + 2.85%), 7/25/30	United States	400,000			380,644

[f,u] Octagon Investment Partners 38 Ltd., 2018-1A, C, 144A, FRN, 4.916%, 7/20/30	United States	1,000,000			963,410

[f,v] Octagon Investment Partners XVI Ltd., 2013-1A, DR, 144A, FRN, 5.002%, (3-month USD LIBOR + 3.00%), 7/17/30	United States	400,000			382,776

FSI-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

	Country/ Organization	Principal Amount	*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

Diversified Financials (continued)

[f,v] Octagon Investment Partners XXIII Ltd., 2015-1A, BR, 144A, FRN, 3.201%, (3-month USD LIBOR + 1.20%), 7/15/27	United States	400,000		$393,652

[v] Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 2.102%, (1-month USD LIBOR + 0.31%), 11/25/35	United States	135,852		136,677

[f,u] Provident Funding Mortgage Trust, 2019-1, A2, 144A, FRN, 3.00%, 12/25/49	United States	968,477		976,005

[f,v] Race Point IX CLO Ltd., 2015-9A, A1AR, 144A, FRN, 3.211%, (3-month USD LIBOR + 1.21%), 10/15/30	United States	400,000		399,740

[f,u] Strata CLO I Ltd., 2018-1A, B, 144A, FRN, 4.201%, 1/15/31	United States	1,300,000		1,298,063

[v] Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 3.191%, (1-month USD LIBOR + 1.50%), 2/25/35	United States	134,890		136,479

[u] Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 4.459%, 4/25/45	United States	99,235		99,731

[f] Upgrade Master Pass-Thru Trust, 2019-PT2, A, 144A, 4.846%, 2/15/26	United States	604,538		607,509

[f] Voya CLO Ltd.,

[v] 2013-2A, BR, 144A, FRN, 3.79%, (3-month USD LIBOR + 1.85%), 4/25/31	United States	780,000		746,281

[v] 2014-1A, CR2, 144A, FRN, 4.803%, (3-month USD LIBOR + 2.80%), 4/18/31	United States	1,000,000		946,490

[u] 2015-2A, BR, 144A, FRN, 3.434%, 7/23/27	United States	820,000		813,612

[u] 2016-3A, A1R, 144A, FRN, 3.193%, 10/18/31	United States	900,000		899,073

[v] 2017-2A, B, 144A, FRN, 4.351%, (3-month USD LIBOR + 2.35%), 6/07/30	United States	1,455,000		1,440,886

[u] 2018-2A, A1, 144A, FRN, 3.001%, 7/15/31	United States	400,000		397,900

				118,195,856

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $121,391,817)				119,962,933

Mortgage-Backed Securities 8.2%

[w] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†

FHLMC, 4.973%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/33	United States	5,515		5,651

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 2.2%

FHLMC 30 Year, 2.50%, 10/01/49	United States	1,199,881		1,186,329

[x] FHLMC 30 Year, 2.50%, 12/01/49	United States	1,000,000		988,272

[x] FHLMC 30 Year, 3.00%, 12/01/49	United States	6,900,000		6,994,048

FHLMC Gold 30 Year, 5.00%, 4/01/34 - 8/01/35	United States	187,595		206,790

FHLMC Gold 30 Year, 5.50%, 3/01/33 - 1/01/35	United States	132,684		145,523

FHLMC Gold 30 Year, 6.00%, 4/01/33 - 2/01/36	United States	84,923		95,682

FHLMC Gold 30 Year, 6.50%, 11/01/27 - 7/01/32	United States	16,326		18,145

FHLMC Gold 30 Year, 7.00%, 9/01/21 - 4/01/30	United States	5,441		5,756

FHLMC Gold 30 Year, 7.50%, 8/01/30	United States	168		197

				9,640,742

[w] Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†

FNMA, 4.031%, (US 1 Year CMT T-Note +/- MBS Margin), 12/01/34	United States	66,345		70,179

Annual Report	FSI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

	Country/ Organization	Principal Amount	*	Value

Mortgage-Backed Securities (continued)

Federal National Mortgage Association (FNMA) Fixed Rate 3.4%

FNMA 15 Year, 2.50%, 7/01/22 - 12/01/34	United States	1,959,415		$1,977,337

FNMA 15 Year, 4.50%, 3/01/20	United States	71		73

FNMA 30 Year, 3.00%, 9/01/48	United States	3,262,385		3,339,904

FNMA 30 Year, 3.00%, 11/01/48	United States	4,034,736		4,125,001

FNMA 30 Year, 4.50%, 5/01/48	United States	4,874,251		5,229,999

FNMA 30 Year, 5.00%, 4/01/30	United States	41,287		44,452

FNMA 30 Year, 6.50%, 6/01/28 - 10/01/37	United States	107,922		122,128

				14,838,894

Government National Mortgage Association (GNMA) Fixed Rate 2.6%

GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	173,744		191,842

GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	13,403		13,530

GNMA I SF 30 Year, 7.50%, 9/15/30	United States	1,128		1,305

GNMA II SF 30 Year, 3.50%, 11/20/49	United States	4,280,954		4,435,803

[x] GNMA II SF 30 Year, 3.50%, 12/01/49	United States	1,700,000		1,751,875

GNMA II SF 30 Year, 3.50%, 12/20/49	United States	4,410,000		4,569,519

GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	46,411		51,367

GNMA II SF 30 Year, 6.00%, 11/20/34	United States	63,518		73,398

GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	32,805		37,413

GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	8,347		9,431

				11,135,483

Total Mortgage-Backed Securities (Cost $35,223,310)				35,690,949

Municipal Bonds 4.3%

Birmingham Water Works Board Water Revenue, Senior, Refunding, 3.573%, 1/01/45	United States	1,145,000		1,159,748

Board of Regents of the Texas A & M University System Revenue, Permanent University Fund, Refunding, 3.10%, 7/01/49	United States	765,000		746,280

Broward County Airport System Revenue, Refunding, Series C, 3.477%, 10/01/43	United States	310,000		311,634

California Health Facilities Financing Authority Revenue,

Senior, 2.934%, 6/01/32	United States	295,000		294,298

Senior, 2.984%, 6/01/33	United States	250,000		248,272

Senior, 3.034%, 6/01/34	United States	190,000		188,594

City of Austin Electric Utility System Revenue, Travis and Williamson Counties, Refunding, 6.262%, 11/15/32	United States	580,000		717,083

Foothill/Eastern Transportation Corridor Agency Toll Road Revenue, Refunding, Series A, 4.094%, 1/15/49	United States	150,000		150,000

Gilroy USD, GO, Santa Clara County, Refunding, 3.364%, 8/01/47	United States	630,000		618,528

Greenville City School District GO, County of Darke, School Improvement, Refunding, 3.541%, 1/01/51	United States	715,000		701,458

Honolulu City and County Wastewater System Revenue, Second Bond Resolution, Refunding, Junior, Series B, 2.585%, 7/01/28	United States	115,000		116,786

Kaiser Foundation Hospitals, 3.266%, 11/01/49	United States	955,000		961,232

Massachusetts State College Building Authority Revenue, Refunding, Series C, 3.373%, 5/01/43	United States	500,000		493,260

FSI-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

	Country/ Organization	Principal Amount	*	Value

Municipal Bonds (continued)

Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Subordinated, Refunding, Series B, 3.395%, 10/15/40	United States	575,000		$575,368

Metro Wastewater Reclamation District Sewer Revenue, Refunding, Series B, 3.158%, 4/01/41	United States	475,000		471,566

Metropolitan St. Louis Sewer District Wastewater System Revenue, Refunding, Series C, 3.259%, 5/01/45	United States	1,375,000		1,376,581

New Jersey State Transportation Trust Fund Authority Revenue, Transportation System, Series B, 4.131%, 6/15/42	United States	345,000		342,688

New York State Dormitory Authority Revenues, Non State Supported Debt, State University of New York Dormitory Facilities, Series B, 3.142%, 7/01/43	United States	305,000		302,795

New York State GO, Refunding, Series B, 3.20%, 2/15/39	United States	1,140,000		1,141,254

New York State Urban Development Corp. Sales Tax Revenue, Bidding Group 2, Series B, 2.97%, 3/15/34	United States	1,865,000		1,862,072

Ohio State Hospital Facility Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series G, 3.276%, 1/01/42	United States	190,000		191,233

Oregon State Department of Transportation Highway User Tax Revenue, senior lien, Refunding, Series B, 3.168%, 11/15/38	United States	380,000		378,902

Orlando Health Obligated Group, 3.777%, 10/01/28	United States	330,000		350,506

Pennsylvania State Turnpike Commission Turnpike Revenue, Motor License Fund-Enhanced, Subordinate, Refunding, First Series, 3.579%, 12/01/43	United States	955,000		953,854

Regional Transportation District Sales Tax Revenue, Fastracks Project, Refunding, Series A, 3.258%, 11/01/38	United States	305,000		305,485

RWJ Barnabas Health Inc., 3.477%, 7/01/49	United States	255,000		251,844

Salt Lake City Sales and Excise Tax Revenue, Refunding, Series B, 3.102%, 4/01/38	United States	270,000		264,354

San Bernardino Community College District GO, Election of 2018, Series A-1, 3.271%, 8/01/39	United States	210,000		207,877

San Diego County Regional Transportation Commission Revenue, Refunding, 3.248%, 4/01/48	United States	230,000		230,306

[y] San Francisco City and County Public Utilities Commission Water Revenue, Refunding, 3.473%, 11/01/43	United States	230,000		229,936

San Jose RDA Successor Agency Tax Allocation, Senior, Refunding, Series A-T, 3.25%, 8/01/29	United States	440,000		456,953

Texas State GO, Transportation Commission, Highway Improvement, Refunding, 3.211%, 4/01/44	United States	575,000		581,204

Texas State University System Financing Revenue,

Refunding, Series B, 2.938%, 3/15/33	United States	225,000		226,175

Refunding, Serise B, 3.289%, 3/15/40	United States	190,000		188,180

University of Pittsburgh of the Commonwealth System of Higher Education Revenue, Refunding, Series C, 3.005%, 9/15/41	United States	535,000		524,648

Utah Transit Authority Sales Tax Revenue, Refunding, Series B, 3.443%, 12/15/42	United States	380,000		386,123

Total Municipal Bonds (Cost $18,483,375)				18,507,077

Annual Report	FSI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country/	Shares/
		Organization	Units	Value

	Escrows and Litigation Trusts 0.0%†

a,b	Clear Channel Communications Inc., Escrow Account	United States	485,000	$—

a,b	iHeartCommunications Inc., Escrow Account	United States	324,000	—

a,b,d	Remington Outdoor Co. Inc., Litigation Units	United States	7,021	—

a,b	T-Mobile USA Inc., Escrow Account	United States	1,654,665	—

a	Vistra Energy Corp., Escrow Account	United States	3,000,000	6,000

	Total Escrows and Litigation Trusts (Cost $82,648)			6,000

	Total Investments before Short Term Investments (Cost $430,820,497)			422,345,307

			Shares

	Short Term Investments (Cost $11,463,714) 2.7%

	Money Market Funds 2.7%
e,z	Institutional Fiduciary Trust Money Market Portfolio, 1.26%	United States	11,463,714	11,463,714

	Total Investments (Cost $442,284,211) 99.8%			433,809,021

	Other Assets, less Liabilities 0.2%			1,041,105

	Net Assets 100.0%			$434,850,126

FSI-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cThe security is owned by FT Holdings Corporation III, a wholly-owned subsidiary of the Fund. See Note 1(g).

dSee Note 8 regarding restricted securities.

eSee Note 3(e) regarding investments in affiliated management investment companies.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $153,934,036, representing 35.4% of net assets.

gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2019, the aggregate value of these securities was $14,612,775, representing 3.4% of net assets.

hPerpetual security with no stated maturity date.

iIncome may be received in additional securities and/or cash.

jSee Note 1(f) regarding loan participation notes.

kSee Note 7 regarding defaulted securities.

lThe coupon rate shown represents the rate at period end.

mSee Note 1(i) regarding senior floating rate interests.

nSecurity purchased on a delayed delivery basis. See Note 1(c).

oA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

pA supranational organization is an entity formed by two or more central governments through international treaties.

qPrincipal amount is stated in 100 Mexican Peso Units.

rThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.

sPrincipal amount of security is adjusted for inflation. See Note 1(k).

tPrincipal amount is stated in 1,000 Brazilian Real Units.

uAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

vThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

wAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

xSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

ySecurity purchased on a when-issued basis. See Note 1(c).

zThe rate shown is the annualized seven-day effective yield at period end.

At December 31, 2019, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/ Unrealized Appreciation (Depreciation )

Interest Rate Contracts

Australian 10 Yr. Bond	Long	77	$7,723,607		3/16/20	$(109,738)

Canada 10 Yr. Bond	Long	54	5,716,864		3/20/20	(106,114)

Euro-BTP	Long	44	7,029,518		3/06/20	27,201

Euro-OAT	Short	36	6,571,383		3/06/20	47,968

U.S. Treasury 5 Yr. Note	Long	60	7,116,562		3/31/20	(22,576)

Total Futures Contracts						$(163,259)

*As of period end.

Annual Report	FSI-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

At December 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts

Australian Dollar	JPHQ	Buy	2,200,000	$ 1,516,488	1/09/20	$ 27,502	$ —

Australian Dollar	JPHQ	Sell	3,200,000	2,159,312	1/09/20	—	(86,492)

Canadian Dollar	JPHQ	Buy	500,000	380,134	1/21/20	4,940	—

Canadian Dollar	JPHQ	Sell	4,000,000	3,064,711	1/21/20	—	(15,874)

Australian Dollar	JPHQ	Sell	2,710,000	1,843,242	1/28/20	—	(59,610)

Australian Dollar	JPHQ	Sell	3,050,000	2,147,468	1/28/20	5,882	—

Japanese Yen	JPHQ	Buy	1,521,800,000	14,421,093	1/29/20	—	(394,867)

Canadian Dollar	JPHQ	Buy	200,000	151,136	1/30/20	2,901	—

Canadian Dollar	JPHQ	Sell	2,300,000	1,733,011	1/30/20	—	(38,411)

Euro	JPHQ	Sell	4,176,907	4,690,090	1/30/20	—	(3,129)

Euro	JPHQ	Sell	5,824,713	6,587,653	1/30/20	42,941	—

Mexican Peso	JPHQ	Sell	1,700,000	87,568	1/30/20	—	(1,852)

Norwegian Krone	JPHQ	Buy	26,200,000	2,911,474	1/30/20	73,849	—

Australian Dollar	JPHQ	Sell	1,350,000	924,811	2/11/20	—	(23,417)

Chinese Yuan Renminbi	JPHQ	Sell	60,750,000	8,510,610	2/24/20	—	(204,805)

Brazilian Real	JPHQ	Sell	1,600,000	386,591	3/04/20	—	(10,503)

South Korean Won	JPHQ	Sell	1,700,000,000	1,431,181	3/04/20	—	(41,600)

Indonesian Rupiah	JPHQ	Sell	7,200,000,000	504,414	3/05/20	—	(13,200)

Japanese Yen	JPHQ	Buy	57,100,000	523,951	3/13/20	3,662	—

Japanese Yen	JPHQ	Buy	420,000,000	3,940,793	3/13/20	—	(59,925)

Canadian Dollar	JPHQ	Sell	1,500,000	1,139,473	3/16/20	—	(15,924)

Euro	DBAB	Sell	650,000	728,683	3/16/20	—	(3,750)

Euro	JPHQ	Sell	12,100,083	13,500,153	3/16/20	—	(134,460)

Norwegian Krone	JPHQ	Buy	39,200,000	4,377,443	3/16/20	89,535	—

Swedish Krona	JPHQ	Buy	27,800,000	2,836,315	3/16/20	142,688	—

Swedish Krona	JPHQ	Sell	27,800,000	2,922,808	3/16/20	—	(56,195)

New Zealand Dollar	JPHQ	Sell	3,000,000	1,980,941	3/19/20	—	(40,224)

Turkish Lira	JPHQ	Buy	5,800,000	919,686	4/15/20	29,141	—

Mexican Peso	JPHQ	Buy	1,300,000	66,117	6/16/20	901	—

Total Forward Exchange Contracts						$ 423,942	$ (1,204,238)

Net unrealized appreciation (depreciation)							$ (780,296)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

FSI-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

At December 31, 2019, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

Centrally Cleared Swap Contracts

Contracts to Sell Protection[c,d]

Traded Index

CDX.EM.31	1.00%	Quarterly		6/20/24	$4,500,000	$(117,781)	$(105,369)	$(12,412)	Investment Grade

OTC Swap Contracts

Contracts to Buy Protection[c]

Single Name

Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/24	$1,810,000	$(366,933)	$(336,411)	$(30,522)

Government of Italy	(1.00)%	Quarterly	BZWS	6/20/23	1,500,000	(21,317)	11,338	(32,655)

Contracts to Sell Protection[c,d]

Single Name

Government of Argentina	5.00%	Quarterly	CITI	12/20/21	4,300,000	(2,335,477)	(2,228,602)	(106,875)	CC

Government of Indonesia	1.00%	Quarterly	CITI	12/20/24	2,300,000	41,227	14,967	26,260	NR

Government of Italy	1.00%	Quarterly	BZWS	6/20/23	1,500,000	2,438	(49,718)	52,156	NR

Government of Russia	1.00%	Quarterly	CITI	12/20/24	1,300,000	27,915	12,816	15,099	BBB-

Traded Index

[e]BNP Paribas Bespoke Bordeaux Index, Mezzanine Tranche 7-10%	2.10%	Quarterly	BNDP	6/20/20	750,000	6,100	—	6,100	Non- Investment Grade

[e]BNP Paribas Bespoke Rodez2 Index, Mezzanine Tranche 5-7%	3.20%	Quarterly	BNDP	12/20/20	300,000	7,310	—	7,310	Non- Investment Grade

[e]Citibank Bespoke Bogota Index, Mezzanine Tranche 7-10%	1.35%	Quarterly	CITI	6/20/20	750,000	2,543	—	2,543	Non- Investment Grade

[e]Citibank Bespoke Palma Index, Mezzanine Tranche 5-7%	2.30%	Quarterly	CITI	6/20/21	620,000	12,709	—	12,709	Non- Investment Grade

[e]Citibank Bespoke Singapore Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	300,000	(18,965)	(19,725)	760	Non- Investment Grade

[e]Citibank Bespoke Sydney Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	359,511	(27,543)	(26,986)	(557)	Non- Investment Grade

Annual Report	FSI-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)

Contracts to Sell Protection[c,d] (continued)

Traded Index (continued)

MCDX.NA.31	1.00%	Quarterly	CITI	12/20/23	$2,270,000	$40,013	$18,257	$21,756	Investment Grade

[e]Morgan Stanley Bespoke Pecan Index, Mezzanine Tranche 5-10%	3.98%	Quarterly	MSCO	12/20/21	850,000	36,585	—	36,585	Non- Investment Grade

[e]Morgan Stanley Bespoke Pecan Index, Mezzanine Tranche 5-10%	4.10%	Quarterly	MSCO	12/20/21	850,000	36,807	—	36,807	Non- Investment Grade

Total OTC Swap Contracts						$(2,556,588)	$(2,604,064)	$47,476

Total Credit Default Swap Contracts						$(2,674,369)	$(2,709,433)	$35,064

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps. and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying instruments.

At December 31, 2019, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts

Description	Payment Frequency	Coun- terparty	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts

Receive Floating 3-month USD LIBOR + 2.87%	Quarterly			464,800	USD

Pay Fixed 2.50%	Annual	CITI	5/04/21	400,000	EUR	$ 12,412

Receive Floating 3-month USD LIBOR + 1.334%	Quarterly			1,120,000	USD

Pay Floating 3-month EUR LIBOR + 1.12%	Quarterly	CITI	7/10/21	1,000,000	EUR	4,310

Total Cross Currency Swap Contracts						$16,722

FSI-32	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

At December 31, 2019, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount*		Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts

Receive Fixed 2.773%	Quarterly

Pay Floating 3-month CNY CNRR	Quarterly	8/23/24	18,850,000	CNY	$(20,219)

Receive Fixed 2.765%	Quarterly

Pay Floating 3-month CNY CNRR	Quarterly	8/26/24	15,150,000	CNY	(14,708)

Receive Fixed 2.79%	Quarterly

Pay Floating 3-month CNY CNRR	Quarterly	8/30/24	24,000,000	CNY	(19,556)

Total Interest Rate Swap Contracts					$(54,483)

*In U.S. dollars unless otherwise indicated.

At December 31, 2019, the Fund had the following total return swap contracts outstanding. See Note 1(d).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts

Long[a]

Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	FBCO	3/20/20	$750,000	$33,128

Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	GSCO	3/20/20	1,100,000	53,351

Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	GSCO	9/20/20	1,300,000	3,514

Total Total Return Swap Contracts						$89,993

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 9 regarding other derivative information.

See Abbreviations on page FSI-53.

The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	FSI-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

December 31, 2019

Franklin Strategic Income VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$419,748,352
Cost - Non-controlled affiliates (Note 3e)	22,535,859

Value - Unaffiliated issuers	$413,080,389
Value - Non-controlled affiliates (Note 3e)	20,728,632
Cash	6,379,909
Restricted cash for OTC derivative contracts (Note 1e)	110,000
Receivables:
Investment securities sold	1,519,230
Capital shares sold	265,645
Dividends and interest	3,479,909
Deposits with brokers for:
OTC derivative contracts	3,320,000
Futures contracts	469,399
Centrally cleared swap contracts	831,145
OTC swap contracts (upfront payments $68,130)	57,378
Unrealized appreciation on OTC forward exchange contracts	423,942
Unrealized appreciation on OTC swap contracts	324,800
FT Subsidiary deferred tax benefit (Note 1g)	137,222
Other assets	899

Total assets	451,128,499

Liabilities:
Payables:
Investment securities purchased	11,452,244
Capital shares redeemed	95,676
Management fees	222,034
Distribution fees	36,027
Variation margin on futures contracts	67,450
Variation margin on centrally cleared swap contracts	1,033
Deposits from brokers for:
OTC derivative contracts	110,000
OTC swap contracts (upfront receipts $3,043,728)	2,661,442
Unrealized depreciation on OTC forward exchange contracts	1,204,238
Unrealized depreciation on OTC swap contracts	170,609
Deferred tax	26,200
Accrued expenses and other liabilities	231,420

Total liabilities	16,278,373

Net assets, at value	$434,850,126

Net assets consist of:
Paid-in capital	$463,537,885
Total distributable earnings (losses)	(28,687,759)

Net assets, at value	$434,850,126

FSI-34	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2019

Franklin Strategic Income VIP Fund

Class 1:
Net assets, at value	$285,437,319

Shares outstanding	26,117,176

Net asset value and maximum offering price per share	$10.93

Class 2:
Net assets, at value	$ 94,928,196

Shares outstanding	8,997,865

Net asset value and maximum offering price per share	$10.55

Class 4:
Net assets, at value	$ 54,484,611

Shares outstanding	5,029,789

Net asset value and maximum offering price per share	$10.83

The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	FSI-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended December 31, 2019

Franklin Strategic Income VIP Fund

Investment income:
Dividends:
Unaffiliated issuers	$ 43,056
Non-controlled affiliates (Note 3e)	1,402,046
Interest: (net of foreign taxes)~
Unaffiliated issuers	19,936,506

Total investment income	21,381,608

Expenses:
Management fees (Note 3a)	2,803,767
Distribution fees: (Note 3c)
Class 2	229,318
Class 4	202,648
Custodian fees (Note 4)	10,343
Reports to shareholders	147,122
Professional fees	106,222
Trustees’ fees and expenses	2,771
Other	99,853

Total expenses	3,602,044

Expense reductions (Note 4)	(6,860)

Expenses waived/paid by affiliates (Note 3e)	(118,335)

Net expenses	3,476,849

Net investment income	17,904,759

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(1,163,883)
Non-controlled affiliates (Note 3e)	(2,146,446)
Foreign currency transactions	(11,410)
Forward exchange contracts	705,050
Futures contracts	2,909,366
Swap contracts	(1,199,870)

Net realized gain (loss)	(907,193)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	18,010,634
Non-controlled affiliates (Note 3e)	501,918
Translation of other assets and liabilities denominated in foreign currencies	8,152
Forward exchange contracts	(1,043,046)
Futures contracts	(854,940)
Swap contracts	2,155,087
Change in FT Subsidiary deferred tax benefit (Note 1g)	(44,004)
Change in deferred taxes on unrealized appreciation	(17,839)

Net change in unrealized appreciation (depreciation)	18,715,962

Net realized and unrealized gain (loss)	17,808,769

Net increase (decrease) in net assets resulting from operations	$35,713,528

~Foreign taxes withheld on interest	$ 25,472

FSI-36	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

for the year ended December 31, 2019

	Franklin Strategic Income VIP Fund

	Year Ended December 31,

	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 17,904,759	$ 24,508,744
Net realized gain (loss)	(907,193)	(9,616,538)
Net change in unrealized appreciation (depreciation)	18,715,962	(23,561,419)

Net increase (decrease) in net assets resulting from operations	35,713,528	(8,669,213)

Distributions to shareholders:
Class 1	(16,055,733)	(9,703,924)
Class 2	(4,608,498)	(5,724,625)
Class 4	(2,951,572)	(1,690,861)

Total distributions to shareholders	(23,615,803)	(17,119,410)

Capital share transactions: (Note 2)
Class 1	(25,284,669)	(43,986,518)
Class 2	3,227,556	(117,066,128)
Class 4	(7,826,645)	(10,271,574)

Total capital share transactions	(29,883,758)	(171,324,220)

Net increase (decrease) in net assets	(17,786,033)	(197,112,843)
Net assets:

Beginning of year	452,636,159	649,749,002

End of year	$434,850,126	$ 452,636,159

The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	FSI-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Consolidated Financial Statements

Franklin Strategic Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2019, 79.0% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the

FSI-38	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives

Annual Report	FSI-39

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from

$100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of

FSI-40	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to credit and other market risks of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

e. Restricted Cash

At December 31, 2019, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship

Annual Report	FSI-41

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

f. Loan Participation Notes (continued)

only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Investments in FT Holdings Corporation III (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At December 31, 2019, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities.

At December 31, 2019, FT Subsidiary, which is a tax paying entity, recognized an unrealized loss on its Turtle Bay investment. An estimated deferred tax asset based on such unrealized loss is reflected as FT Subsidiary deferred tax benefit in the Consolidated Statement of Assets and Liabilities. The estimated benefit was calculated using a federal rate of 21%. When the Turtle Bay investment liquidates, the FT Subsidiary will recognize a capital loss which can be carried-back to offset prior year capital gains, resulting in a tax refund which will relieve the deferred tax asset.

The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2019, the net assets of FT Subsidiary were $6,351,182, representing 1.5% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

h. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its

FSI-42	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report	FSI-43

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	671,682	$7,349,679	529,935	$5,819,800

Shares issued in reinvestment of distributions	1,499,135	16,055,733	904,373	9,703,924

Shares redeemed	(4,454,817)	(48,690,081)	(5,463,142)	(59,510,242)

Net increase (decrease)	(2,284,000)	$(25,284,669)	(4,028,834)	$(43,986,518)

Class 2 Shares:

Shares sold	1,948,126	$20,598,257	1,939,103	$20,473,500

Shares issued in reinvestment of distributions	445,266	4,608,498	552,570	5,724,625

Shares redeemed in-kind (Note 11)	—	—	(10,844,970)	(113,023,023)

Shares redeemed	(2,080,736)	(21,979,199)	(2,870,064)	(30,241,230)

Net increase (decrease)	312,656	$3,227,556	(11,223,361)	$(117,066,128)

Class 4 Shares:

Shares sold	332,522	$3,653,954	351,399	$3,829,733

Shares issued in reinvestment of distributions	277,403	2,951,572	158,766	1,690,861

Shares redeemed	(1,334,939)	(14,432,171)	(1,457,847)	(15,792,168)

Net increase (decrease)	(725,014)	$(7,826,645)	(947,682)	$(10,271,574)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FSI-44	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.625%	Up to and including $500 million

0.525%	Over $500 million, up to and including $1 billion

0.480%	Over $1 billion, up to and including $1.5 billion

0.435%	Over $1.5 billion, up to and including $6.5 billion

0.415%	Over $6.5 billion, up to and including $11.5 billion

0.400%	Over $11.5 billion, up to and including $16.5 billion

0.390%	Over $16.5 billion, up to and including $19 billion

0.380%	Over $19 billion, up to and including $21.5 billion

0.370%	In excess of $21.5 billion

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Dividend Income

Non-Controlled Affiliates

Franklin Floating Rate Income Fund[a]	$12,230,563	$—	$(2,001,600)	$(376,800)	$(587,245)	$9,264,918	1,118,951	$854,937

Franklin Lower Tier Floating Rate Fund	13,000,405	—	(12,319,922)[b]	(1,769,646)	1,089,163	—[c]	—	359,788

Annual Report	FSI-45

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies (continued)

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Dividend Income

Non-Controlled Affiliates (continued)

Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$10,265,231	$172,567,900	$(171,369,417)	$—	$—	$11,463,714	11,463,714	$187,321

Total Affiliated Securities	$35,496,199	$172,567,900	$(185,690,939)	$(2,146,446)	$501,918	$20,728,632		$1,402,046

[a]Effective May 31, 2019, Franklin Middle Tier Floating Rate Fund was renamed Franklin Floating Rate Income Fund.

[b]The Fund sold shares of the affiliate through an in-kind transfer of common stocks and other equity interests, corporate bonds and senior floating rate interests securities and cash. See Note 6.

[c]As of December 31, 2019, no longer held by the fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:

Short term	$271,803

Long term	44,135,035

Total capital loss carryforwards	$44,406,838[a]

aSubject to certain limitations under Internal Revenue Code Section 382.

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from ordinary income	$23,615,803	$17,119,410

FSI-46	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$440,938,896

Unrealized appreciation	$10,049,141

Unrealized depreciation	(20,779,688)

Net unrealized appreciation (depreciation)	$(10,730,547)

Distributable earnings:

Undistributed ordinary income	$20,233,001

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, paydown losses, bond discounts and premiums and swaps.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $522,526,315 and $575,617,931, respectively. Purchases and sales of investments excludes in-kind transactions of $10,271,362 and $12,319,922, respectively.

7. Credit Risk and Defaulted Securities

At December 31, 2019, the Fund had 34.1% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted security and/or other securities for which the income has been deemed uncollectible. At December 31, 2019, the value of this security represents less than 0.1% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Consolidated Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Principal Amount/ Shares/ Units	Issuer	Acquisition Date	Cost	Value

18,684	[a] Appvion Operations Inc.	4/12/19	$252,711	$254,512

Annual Report	FSI-47

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

8. Restricted Securities (continued)

Principal Amount/ Shares/ Units	Issuer	Acquisition Date	Cost	Value

14,792,309	[b] K2016470219 South Africa Ltd., A	2/08/13 - 2/01/17	$114,768	$10,563

1,472,041	[b] K2016470219 South Africa Ltd., B	2/01/17	1,093	1,051

7,021	[c] Remington Outdoor Co. Inc., Litigation Units	4/12/19	—	—

	Total Restricted Securities (Value is 0.1% of Net Assets)		$368,572	$266,126

aThe Fund also invests in unrestricted securities of the issuer, valued at $419,874 as of December 31, 2019.

bThe Fund also invests in unrestricted securities of the issuer, valued at $1,202 as of December 31, 2019.

cThe Fund also invests in unrestricted securities of the issuer, valued at $46,610 as of December 31, 2019.

9. Other Derivative Information

At December 31, 2019, investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on futures contracts	$75,169	[a]	Variation margin on futures contracts	$238,428	[a]

	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	54,483	[a]

	Unrealized appreciation on OTC swap contracts	106,715		Unrealized depreciation on OTC swap contracts	—

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	423,942		Unrealized depreciation on OTC forward exchange contracts	1,204,238

Credit contracts	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	12,412	[a]

	OTC swap contracts (upfront payments)	57,378		OTC swap contracts (upfront receipts)	2,661,442

	Unrealized appreciation on OTC swap contracts	218,085		Unrealized depreciation on OTC swap contracts	170,609

Value recovery instruments	Investments in securities, at value	937,657	[b]

Totals		$1,818,946			$4,341,612

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

FSI-48	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

For the year ended December 31, 2019, the effect of derivative contracts in the Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year		Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Futures contracts	$ 2,909,366		Futures contracts	$ (854,940)

	Swap contracts	924,836		Swap contracts	474,756

Foreign exchange contracts	Forward exchange contracts	705,050		Forward exchange contracts	(1,043,046)

Credit contracts	Swap contracts	(2,124,706)		Swap contracts	1,680,331

Value recovery instruments	Investments	98,000	[a]	Investments	301,784	[a]

Totals		$ 2,512,546			$ 558,885

aVRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the year ended December 31, 2019, the average month end notional amount of futures contracts and swap contracts and the average month end contract value for forward exchange contracts, and average month end fair value of VRI, were as follows:

Futures contracts	$64,842,977

Swap contracts	$51,399,737

Forward exchange contracts	$52,416,090

VRI	$805,640

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]

Derivatives

Forward exchange contracts	$423,942	$1,204,238

Swap contracts	382,178	2,832,051

Total	$806,120	$4,036,289

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

Annual Report	FSI-49

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

9. Other Derivative Information (continued)

At December 31, 2019, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received[a]	Net Amount (Not less than zero)
Counterparty
BNDP	$ 13,410	$ —	$ —	$ —	$ 13,410
BZWS	63,494	(63,494)	—	—	—
CITI	141,889	(141,889)	—	—	—
DBAB	—	—	—	—	—
FBCO	33,128	—	—	—	33,128
GSCO	56,865	—	—	(56,865)	—
JPHQ	423,942	(423,942)	—	—	—
MSCO	73,392	—	—	—	73,392

Total	$806,120	$(629,325)	$ —	$(56,865)	$119,930

At December 31, 2019, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Counterparty
BNDP	$ —	$ —	$ —	$ —	$ —
BZWS	82,373	(63,494)	—	—	18,879
CITI	2,382,745	(141,889)	—	(2,240,856)	—
DBAB	3,750	—	—	—	3,750
FBCO	—	—	—	—	—
GSCO	—	—	—	—	—
JPHQ	1,567,421	(423,942)	—	(980,000)	163,479
MSCO	—	—	—	—	—

Total	$4,036,289	$(629,325)	$ —	$(3,220,856)	$186,108

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page FSI-53.

FSI-50	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

11. Redemption In-Kind

During the year ended December 31, 2018, the Fund realized $2,963,426 of net losses resulting from a redemption in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such losses are not taxable to the Fund, are not netted with capital gains that are distributed to remaining shareholders, they are reclassified from accumulated net realized losses to paid-in capital.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources

(observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

Annual Report	FSI-51

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

12. Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]

Equity Investments:[b]

Commercial & Professional Services	$—	$—	$46,610	$46,610

Consumer Services	—	—	41,832	41,832

Energy	443,679	389,487	2,073[c]	835,239

Materials	103,401	—	254,512	357,913

Media & Entertainment	201,189	—	2,040	203,229

Retailing	—	—	11,614	11,614

All Other Equity Investments	9,264,918	—	—	9,264,918
Corporate Bonds:

Retailing	—	767,445	2,769	770,214

All Other Corporate Bonds	—	128,026,957	—	128,026,957

Senior Floating Rate Interests:

Household & Personal Products	—	—	2,416,190	2,416,190

All Other Senior Floating Rate Interests	—	28,174,824	—	28,174,824

Foreign Government and Agency Securities	—	54,161,093	—	54,161,093

U.S. Government and Agency Securities	—	23,867,716	—	23,867,716

Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	119,962,933	—	119,962,933

Mortgage-Backed Securities	—	35,690,949	—	35,690,949

Municipal Bonds	—	18,507,076	—	18,507,076

Escrows and Litigation Trusts	—	6,000	—[c]	6,000

Short Term Investments	11,463,714	—	—	11,463,714

Total Investments in Securities	$21,476,901	$409,554,480	$2,777,640	$433,809,021

Other Financial Instruments:

Futures Contracts	$75,169	$—	$—	$75,169
Forward Exchange Contracts	—	423,942	—	423,942
Swap Contracts	—	324,800	—	324,800

Total Other Financial Instruments	$75,169	$748,742	$—	$823,911

Liabilities:

Other Financial Instruments:

Futures Contracts	$238,428	$—	$—	$238,428

Forward Exchange Contracts	—	1,204,238	—	1,204,238

Swap Contracts	—	237,504	—	237,504

Total Other Financial Instruments	$238,428	$1,441,742	$—	$1,680,170

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

bIncludes common stocks and management investment companies as well as other equity interests.

cIncludes securities determined to have no value at December 31, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

FSI-52	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the consolidated financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio

BNDP	BNP Paribas SA	BRL	Brazilian Real	ARM	Adjustable Rate Mortgage

BZWS	Barclays Bank PLC	CNY	Chinese Yuan	CLO	Collateralized Loan Obligation

CITI	Citigroup, Inc.	COP	Colombian Peso	CMT	1 year Constant Maturity Treasury Index

DBAB	Deutsche Bank AG	DOP	Dominican Peso	CNRR	China Reverse Repo Rate

FBCO	Credit Suisse International	EUR	Euro	FHLMC	Federal Home Loan Mortgage Corp.

GSCO	The Goldman Sachs Group, Inc.	IDR	Indonesian Rupiah	FNMA	Federal National Mortgage Association

JPHQ	JP Morgan Chase & Co.	MXN	Mexican Peso	FRN	Floating Rate Note

MSCO	Morgan Stanley	USD	United States Dollar	GDP	Gross Domestic Product

		UYU	Uruguayan peso	GNMA	Government National Mortgage Association

		ZAR	South African rand	LIBOR	London InterBank Offered Rate

				MBS	Mortgage-Backed Security

				PIK	Payment-In-Kind

				RDA	Redevelopment Agency/Authority

				SF	Single Family

				T-Note	Treasury Note

				VRI	Value Recovery Instrument

Index

CDX.EM.Series number	CDX Emerging Markets Index

MCDX.NA.Series number	MCDX North America Index

Annual Report	FSI-53

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Strategic Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, of Franklin Strategic Income VIP Fund and its subsidiary (the “Fund”) as of December 31, 2019, the related consolidated statements of operations for the year ended December 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

FSI-54	Annual Report

Franklin U.S. Government Securities VIP Fund

This annual report for Franklin U.S. Government Securities VIP Fund covers the fiscal year ended December 31, 2019.

Class 1 Performance Summary as of December 31, 2019

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/19	1-Year	5-Year	10-Year
Average Annual Total Return	+5.47%	+1.85%	+2.43%

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/10–12/31/19)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Government Index: Intermediate Component, the Lipper VIP General U.S. Government Funds Classification Average and the Consumer Price Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

**Source: Lipper, a Thomson Reuters Company. Please see Index Descriptions following the Fund Summaries.

***Source: Bureau of Labor Statistics, bls.gov/cpi. Please see Index Descriptions following the Fund Summaries.

Annual Report	FUS-1

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Fund Goal and Main Investments

The Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s primary benchmark, the Bloomberg Barclays U.S. Government Index: Intermediate Component, posted a +5.20% total return.1 The Fund’s secondary benchmark, the Lipper VIP General U.S. Government Funds Classification Average, posted a +5.76% total return.2 Funds in the Lipper average may allocate as much as 35% of their investments in asset types other than U.S. government and agency mortgage-backed securities.

Economic and Market Overview

Bond prices rose sharply during the reporting period, as interest-rate cuts and many investors’ search for income pushed down yields on most bond categories. Notably, U.S. bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, performed well alongside high returns from U.S. equities, as measured by the Standard & Poor’s® 500 Index.

The primary driver of U.S. bond performance was a shift in the U.S. Federal Reserve’s (Fed’s) monetary policy. After a period of tightening in 2018, the Fed shifted course,

Portfolio Composition

Based on Total Net Assets as of 12/31/19

announcing in January 2019 that it would not be raising interest rates in the near future. Three interest-rate cuts followed thereafter, with the Fed lowering the federal funds rate to a range of 1.50%–1.75%. Falling interest rates typically increase the value of existing bonds, since their relatively higher yields become more attractive to investors.

Both long-term and short-term U.S. bonds, as measured by subindexes of the Bloomberg Barclays U.S. Aggregate Bond Index, gained during the period, with long-term bonds posting stronger returns due to their higher sensitivity to interest-rate changes. Interest rates on long-term U.S. Treasuries initially fell more than interest rates on short-term U.S. Treasuries, leading to a flattening of the yield curve, which charts the yields of U.S. Treasuries at varying maturity dates. In August 2019, the yield on 10-year U.S. Treasuries fell below the yield on two-year U.S. Treasuries. While some investors considered this inversion a sign that the economy was moving toward a recession, the two-year and 10-year U.S. Treasury yield curve steepened again shortly thereafter amid positive economic signals.

U.S. Treasury bonds, as measured by the Bloomberg Barclays U.S. Treasury Index, gained during the period, which was characterized by high levels of Treasury issuance due to the government’s deficit spending. A strong U.S. dollar during most of the period and comparatively higher Treasury yields relative to sovereign debt issued by other developed market countries made Treasuries attractive to foreign investors.

Corporate bonds also posted noteworthy returns, driven by the combination of a relatively strong economy and lower interest rates. Both investment-grade and high-yield corporate bonds gained significantly, as measured by the

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FUS-2	Annual Report

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Bloomberg Barclays U.S. Corporate Bond Index and Bloomberg Barclays U.S. Corporate High Yield Bond Index, respectively, as solid corporate profits and steady economic growth helped strengthen investors’ confidence in corporate creditworthiness. The positive environment for debt extended to mortgage-backed securities, as prepayments due to homeowner refinancing declined after hitting a three-year high in August 2019.

Investment Strategy

Using our straightforward investment approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and nonproprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

From a perspective of excess returns over Treasuries of similar duration as measured by Bloomberg Barclays indexes, all sectors in which the portfolio invested posted positive excess returns with Treasury Inflation-Protected Securities (TIPS) posting the best performance. Within the agency mortgage backed securities (MBS) all sectors had positive excess return with Freddie Mac (FHLMC) and Fannie Mae (FNMA) being the best performers, while Ginnie Mae (GNMA) MBS lagged. For the GNMA coupon stack, GNMA I 4.5% and GNMA II 3.0% were the best performers, while GNMA I and GNMA II 4.0% coupons lagged.

As an income-oriented strategy, the portfolio aims to identify opportunities across the high-quality agency mortgage and agency debenture universe. Driven by fundamentals, the portfolio team has maintained a consistent and disciplined approach to uncover strong cash flow opportunities. The Fund emphasizes GNMA pass-throughs and invests in other agency securities for required diversification purposes.

We maintained our largest allocation in MBS with our exposure heavily weighted in GNMA securities, primarily GNMA II securities (comprising multiple-issuer pools). The Fund invested the remaining portfolio in diversified securities across the allowable sectors. The Fund’s largest absolute coupon allocation remained in 3.5% and 4.0% coupons. Over the period, we reduced our exposure to 3.5% coupons.

The Fund’s allocation to fixed-rate agency MBS was a positive contributor relative to the benchmark. Additionally, U.S. yield curve positioning as well as allocation to agency debentures and TIPS benefited performance. In contrast, our exposure to Fannie Mae authorized Delegated Underwriting Servicing was a slight detractor.

Thank you for your participation in Franklin U.S. Government Securities VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	FUS-3

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/19[1,2]	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/19[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,014.80	$2.64	$1,022.58	$2.65	0.52%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

FUS-4	Annual Report

FUS P1 P2 01/20

SUPPLEMENT DATED JANUARY 31, 2020

TO THE PROSPECTUSES

DATED MAY 1, 2019

OF

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

On January 31, 2020, Neil Dhruv, one of the portfolio managers of the Fund, became a portfolio manager of Franklin Advisers, Inc., the Fund’s investment adviser. Prior to that date, Mr. Dhruv was a portfolio manager of the Fund’s sub-adviser, Franklin Templeton Institutional, LLC. In light of this change, the prospectus is amended as follows:

I. The “Fund Summaries – Sub-Advisor” section on page FUS-S4 is deleted in its entirety.

II. The “Fund Summaries – Portfolio Managers” section on page FUS-S4 is replaced with the following:

Paul Varunok Portfolio Manager of Advisers and portfolio manager of the Fund since 2004.

Neil Dhruv Portfolio Manager of Advisers and portfolio manager of the Fund since October 2019.

III. The “Fund Details – Management” section on page FUS-D5 is revised to remove the paragraph relating to the sub-advisory agreement between Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC with respect to the Fund.

IV. The portfolio management team under the “Fund Details – Management” section on page FUS-D5 is replaced with the following:

The Fund is managed by the following dedicated professionals focused on investments in U.S. government securities:

Paul Varunok Portfolio Manager of Advisers

Mr. Varunok has been portfolio manager of the Fund since 2004 and assumed the duties of co-lead portfolio manager in October 2019. He joined Franklin Templeton in 2001.

Neil Dhruv Portfolio Manager of Advisers

Mr. Dhruv has been co-lead portfolio manager of the Fund since October 2019. He joined Franklin Templeton in 2002.

As co-lead portfolio managers, Messrs. Varunok and Dhruv have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement with your prospectus for future reference.

FUS-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin U.S. Government Securities VIP Fund

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.07	$12.36	$12.51	$12.74	$13.00

Income from investment operations[a]:

Net investment income[b]	0.27	0.29	0.25	0.22	0.21

Net realized and unrealized gains (losses)	0.38	(0.22)	(0.04)	(0.10)	(0.12)

Total from investment operations	0.65	0.07	0.21	0.12	0.09

Less distributions from:

Net investment income	(0.38)	(0.36)	(0.36)	(0.35)	(0.35)

Net asset value, end of year	$12.34	$12.07	$12.36	$12.51	$12.74

Total return[c]	5.47%	0.60%	1.66%	0.90%	0.71%

Ratios to average net assets

Expenses[d]	0.51%	0.50%	0.50%	0.50%	0.50%

Net investment income	2.23%	2.38%	2.00%	1.75%	1.64%

Supplemental data

Net assets, end of year (000’s)	$54,104	$59,213	$66,404	$73,695	$79,620

Portfolio turnover rate	24.16%	22.25%	80.49%	86.28%	61.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

FUS-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.79	$12.09	$12.24	$12.47	$12.73

Income from investment operations[a]:

Net investment income[b]	0.24	0.25	0.21	0.19	0.18

Net realized and unrealized gains (losses)	0.37	(0.22)	(0.04)	(0.10)	(0.12)

Total from investment operations	0.61	0.03	0.17	0.09	0.06

Less distributions from:

Net investment income	(0.35)	(0.33)	(0.32)	(0.32)	(0.32)

Net asset value, end of year	$12.05	$11.79	$12.09	$12.24	$12.47

Total return[c]	5.23%	0.34%	1.34%	0.66%	0.47%

Ratios to average net assets

Expenses[d]	0.76%	0.75%	0.75%	0.75%	0.75%

Net investment income	1.98%	2.13%	1.75%	1.50%	1.39%

Supplemental data

Net assets, end of year (000’s)	$771,866	$1,105,627	$1,223,491	$1,268,963	$1,311,974

Portfolio turnover rate	24.16%	22.25%	80.49%	86.28%	61.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FUS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2019

Franklin U.S. Government Securities VIP Fund

	Principal Amount	Value

Mortgage-Backed Securities 77.2%
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 1.3%
FHLMC, 4.467%, (12-month USD LIBOR +/- MBS Margin), 4/01/40	$ 4,776,591	$5,032,291
FHLMC, 4.636% - 4.732%, (12-month USD LIBOR +/- MBS Margin), 3/01/36 - 5/01/38	4,668,204	4,910,755
FHLMC, 4.774%, (US 1 Year CMT T-Note +/- MBS Margin), 5/01/37	341,316	358,421

		10,301,467

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 7.8%
FHLMC Gold 15 Year, 4.50%, 3/01/25 - 4/01/25	628,509	655,257
FHLMC Gold 30 Year, 3.00%, 5/01/43	382,911	394,485
FHLMC Gold 30 Year, 3.00%, 6/01/46	30,952,961	31,709,921
FHLMC Gold 30 Year, 3.50%, 3/01/32 - 5/01/43	2,838,036	2,969,320
FHLMC Gold 30 Year, 3.50%, 12/01/47	6,405,244	6,671,929
FHLMC Gold 30 Year, 4.00%, 9/01/40 - 5/01/48	5,474,482	5,786,861
FHLMC Gold 30 Year, 4.00%, 2/01/41	3,283,569	3,524,686
FHLMC Gold 30 Year, 4.00%, 1/01/48	3,722,136	3,924,332
FHLMC Gold 30 Year, 4.50%, 5/01/40 - 7/01/41	1,895,464	2,060,232
FHLMC Gold 30 Year, 5.00%, 9/01/33 - 4/01/40	4,215,388	4,648,880
FHLMC Gold 30 Year, 5.50%, 7/01/33 - 5/01/38	910,868	1,024,246
FHLMC Gold 30 Year, 6.00%, 1/01/24 - 8/01/35	669,891	750,354
FHLMC Gold 30 Year, 6.50%, 12/01/23 - 5/01/35	300,121	334,026
FHLMC Gold 30 Year, 7.00%, 4/01/24 - 9/01/31	97,203	105,687
FHLMC Gold 30 Year, 7.50%, 12/01/22	266	266
FHLMC Gold 30 Year, 8.00%, 9/01/21 - 5/01/22	1,149	1,197
FHLMC Gold 30 Year, 8.50%, 7/01/31	185,923	212,458

		64,774,137

[a] Federal National Mortgage Association (FNMA) Adjustable Rate 3.9%
FNMA, 3.995%, (12-month USD LIBOR +/- MBS Margin), 8/01/36	3,569,972	3,724,968
FNMA, 4.526%, (12-month USD LIBOR +/- MBS Margin), 9/01/37	10,598,914	11,186,224
FNMA, 3.44% - 4.632%, (12-month USD LIBOR +/- MBS Margin), 1/01/32 - 9/01/40	7,479,041	7,803,076
FNMA, 4.652% - 5.005%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 4/01/41	807,343	844,872
FNMA, 2.96% - 5.168%, (6-month USD LIBOR +/- MBS Margin), 6/01/21 - 7/01/37	774,019	792,414
FNMA, 3.44% - 5.348%, (US 1 Year CMT T-Note +/- MBS Margin), 6/01/21 - 10/01/44	7,686,352	8,059,592
FNMA, 2.35% - 5.355%, (11th District COF +/- MBS Margin), 6/01/25 - 6/01/38	115,286	116,500
FNMA, 5.758%, (US 3 Year CMT T-Note +/- MBS Margin), 3/01/29	19,878	20,647

		32,548,293

Federal National Mortgage Association (FNMA) Fixed Rate 10.6%
FNMA 15 Year, 2.64%, 7/01/25	2,439,027	2,487,003
FNMA 15 Year, 2.77%, 4/01/25	3,500,000	3,591,576
FNMA 15 Year, 3.14%, 10/01/25	3,989,968	4,094,834
FNMA 15 Year, 3.28%, 7/01/27	4,000,000	4,218,083
FNMA 15 Year, 3.51%, 8/01/23	3,000,000	3,144,484
FNMA 15 Year, 5.50%, 1/01/25	518,780	541,317
FNMA 30 Year, 3.00%, 12/01/42	167,530	171,269
FNMA 30 Year, 3.50%, 7/01/45	28,126,591	29,359,573
FNMA 30 Year, 4.00%, 1/01/41 - 8/01/41	6,420,223	6,887,688
FNMA 30 Year, 4.00%, 10/01/47	10,477,113	11,033,482

FUS-8	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities VIP Fund (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate (continued)
FNMA 30 Year, 4.00%, 4/01/48	$6,385,508	$6,695,692
FNMA 30 Year, 4.50%, 8/01/40 - 6/01/41	6,154,315	6,654,182
FNMA 30 Year, 5.00%, 3/01/34 - 7/01/41	3,385,893	3,731,887
FNMA 30 Year, 5.50%, 12/01/32 - 8/01/35	1,501,364	1,664,843
FNMA 30 Year, 6.00%, 1/01/24 - 8/01/38	1,652,694	1,860,286
FNMA 30 Year, 6.50%, 1/01/24 - 9/01/36	218,598	244,761
FNMA 30 Year, 7.50%, 4/01/23 - 8/01/25	7,859	8,088
FNMA 30 Year, 8.00%, 3/01/22 - 12/01/24	51,472	52,058
FNMA 30 Year, 8.50%, 3/01/20 - 6/01/21	72	72
FNMA 30 Year, 9.00%, 10/01/26	43,620	44,481
FNMA PL 30 Year, 5.50%, 4/01/34	888,786	950,095

		87,435,754

Government National Mortgage Association (GNMA) Fixed Rate 53.6%
GNMA I SF 30 Year, 3.00%, 7/15/42	373,765	384,528
GNMA I SF 30 Year, 4.00%, 10/15/40 - 6/15/45	7,621,971	8,163,023
GNMA I SF 30 Year, 4.00%, 8/15/45 - 8/15/46	1,026,321	1,096,308
GNMA I SF 30 Year, 4.50%, 1/15/39 - 5/15/40	7,476,888	8,176,184
GNMA I SF 30 Year, 4.50%, 5/15/40 - 6/15/41	4,284,045	4,670,213
GNMA I SF 30 Year, 5.00%, 6/15/30 - 10/15/39	7,314,856	8,104,358
GNMA I SF 30 Year, 5.00%, 10/15/39 - 3/15/40	6,651,445	7,404,693
GNMA I SF 30 Year, 5.00%, 3/15/40 - 9/15/40	3,579,963	3,985,153
GNMA I SF 30 Year, 5.50%, 12/15/28 - 10/15/39	4,501,111	4,975,451
GNMA I SF 30 Year, 6.00%, 11/15/23 - 11/15/38	2,035,107	2,295,879
GNMA I SF 30 Year, 6.50%, 6/15/23 - 9/15/38	1,088,458	1,211,677
GNMA I SF 30 Year, 7.00%, 9/15/22 - 1/15/32	226,215	234,205
GNMA I SF 30 Year, 7.50%, 2/15/22 - 8/15/33	297,022	333,002
GNMA I SF 30 Year, 8.00%, 12/15/21 - 7/15/23	52,728	53,774
GNMA I SF 30 Year, 8.50%, 6/15/22 - 12/15/24	23,361	23,737
GNMA I SF 30 Year, 9.00%, 3/15/20	12	12
GNMA I SF 30 Year, 9.50%, 4/15/20 - 12/15/20	3,026	3,036
GNMA I SF 30 Year, 10.00%, 11/15/20 - 8/15/21	447	448
GNMA II SF 30 Year, 3.00%, 12/20/42 - 7/20/49	7,531,124	7,767,956
GNMA II SF 30 Year, 3.00%, 9/20/45	7,955,672	8,214,487
GNMA II SF 30 Year, 3.00%, 4/20/46	22,825,041	23,560,151
GNMA II SF 30 Year, 3.00%, 7/20/47	18,286,592	18,853,481
GNMA II SF 30 Year, 3.00%, 10/20/47	10,030,575	10,317,501
GNMA II SF 30 Year, 3.00%, 6/20/49	4,620,087	4,747,135
GNMA II SF 30 Year, 3.50%, 12/20/40 - 8/20/43	1,994,123	2,106,270
GNMA II SF 30 Year, 3.50%, 8/20/42	5,570,917	5,886,261
GNMA II SF 30 Year, 3.50%, 9/20/42	16,306,202	17,169,690
GNMA II SF 30 Year, 3.50%, 10/20/42	4,976,387	5,239,403
GNMA II SF 30 Year, 3.50%, 11/20/42	9,795,369	10,346,846
GNMA II SF 30 Year, 3.50%, 12/20/42	7,423,145	7,841,067
GNMA II SF 30 Year, 3.50%, 1/20/43	12,452,306	13,115,069
GNMA II SF 30 Year, 3.50%, 3/20/43	4,455,610	4,681,772
GNMA II SF 30 Year, 3.50%, 4/20/43	5,549,796	5,859,985

Annual Report	FUS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities VIP Fund (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 3.50%, 5/20/43	$10,274,586	$10,816,201
GNMA II SF 30 Year, 3.50%, 6/20/43	4,694,968	4,956,421
GNMA II SF 30 Year, 3.50%, 9/20/47	72,542,142	75,363,884
GNMA II SF 30 Year, 3.50%, 10/20/47	5,976,541	6,180,111
GNMA II SF 30 Year, 3.50%, 11/20/47	18,868,931	19,586,590
GNMA II SF 30 Year, 4.00%, 11/20/39 - 3/20/41	7,713,054	8,184,238
GNMA II SF 30 Year, 4.00%, 7/20/41 - 2/20/44	4,384,542	4,637,625
GNMA II SF 30 Year, 4.00%, 11/20/41	5,350,478	5,681,146
GNMA II SF 30 Year, 4.00%, 7/20/49	20,595,631	21,352,308
GNMA II SF 30 Year, 4.00%, 11/20/49	28,651,039	29,894,024
GNMA II SF 30 Year, 4.00%, 12/20/49	16,630,000	17,376,835
GNMA II SF 30 Year, 4.50%, 10/20/39 - 5/20/41	5,648,644	6,104,385
GNMA II SF 30 Year, 4.50%, 6/20/41 - 10/20/41	6,179,320	6,678,504
GNMA II SF 30 Year, 4.50%, 9/20/41	4,248,243	4,591,613
GNMA II SF 30 Year, 4.50%, 3/20/42 - 10/20/44	6,810,577	7,324,982
GNMA II SF 30 Year, 5.00%, 9/20/33 - 10/20/42	6,967,127	7,707,497
GNMA II SF 30 Year, 5.00%, 6/20/44	2,129,173	2,353,906
GNMA II SF 30 Year, 5.50%, 5/20/34 - 6/20/38	3,593,895	4,029,343
GNMA II SF 30 Year, 6.00%, 11/20/23 - 7/20/39	2,294,457	2,624,766
GNMA II SF 30 Year, 6.50%, 12/20/27 - 4/20/34	358,135	402,208
GNMA II SF 30 Year, 7.00%, 5/20/32	6,798	7,937
GNMA II SF 30 Year, 7.50%, 9/20/22 - 11/20/26	49,216	53,520
GNMA II SF 30 Year, 8.00%, 8/20/26	3,629	4,106
GNMA II SF 30 Year, 9.50%, 4/20/25	1,659	1,664

		442,736,569

Total Mortgage-Backed Securities (Cost $633,330,408)		637,796,220

U.S. Government and Agency Securities 17.7%
DY9 Leasing LLC, secured bond, 2.372%, 3/19/27	2,288,949	2,320,919
FHLB, 2.625%, 9/12/25	10,000,000	10,421,571
Israel Government Agency for International Development Bond, 5.50%, 9/18/23	12,000,000	13,563,232
New Valley Generation IV, secured bond, 4.687%, 1/15/22	1,057,020	1,079,564
Overseas Private Investment Corp.,
A, Strip, 11/15/20	2,575,000	3,302,435
senior bond, 4.01%, 5/15/30	1,710,000	1,867,157
senior note, 2.12%, 3/20/24	5,500,000	5,523,849
Petroleos Mexicanos, 2.378%, 4/15/25	1,809,500	1,828,383
Private Export Funding Corp.,
secured note, 4.30%, 12/15/21	1,865,000	1,956,637
secured note, LL, 2.25%, 3/15/20	1,700,000	1,701,793
senior secured note, MM, 2.30%, 9/15/20	3,500,000	3,516,700
Reliance Industries Ltd.,
senior bond, 1.87%, 1/15/26	4,789,474	4,767,538
senior bond, 2.512%, 1/15/26	8,531,250	8,657,713
senior note, 2.06%, 1/15/26	4,062,500	4,083,880
TVA, 1.875%, 8/15/22	6,000,000	6,022,692

FUS-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities VIP Fund (continued)

	Principal Amount	Value

U.S. Government and Agency Securities (continued)

U.S. Treasury Bond, 2.50%, 2/15/46	$6,000,000	$6,120,545

[b] Index Linked, 2.00%, 1/15/26	1,944,758	2,162,151

[b] Index Linked, 1.75%, 1/15/28	9,826,498	11,041,973

[b] Index Linked, 3.625%, 4/15/28	7,954,961	10,178,678

U.S. Treasury Note, 2.375%, 8/15/24	22,000,000	22,658,732

2.25%, 8/15/27	6,000,000	6,164,931

[b] Index Linked, 0.125%, 7/15/24	16,797,800	16,900,615

Total U.S. Government and Agency Securities (Cost $142,833,402)		145,841,688

Total Investments before Short Term Investments (Cost $776,163,810)		783,637,908

Short Term Investments (Cost $40,669,259) 4.9%

Repurchase Agreements 4.9%

[c] Joint Repurchase Agreement, 1.536%, 1/02/20 (Maturity Value $40,672,730)
BNP Paribas Securities Corp. (Maturity Value $22,302,485)
Deutsche Bank Securities Inc. (Maturity Value $7,219,003)
HSBC Securities (USA) Inc. (Maturity Value $11,151,242)
Collateralized by U.S. Treasury Notes, 1.375% - 2.75%, 9/30/20 - 10/31/24; and U.S. Treasury Notes,
Index Linked, 0.125%, 1/15/23 (valued at $41,505,657)	40,669,259	40,669,259

Total Investments (Cost $816,833,069) 99.8%		824,307,167
Other Assets, less Liabilities 0.2%		1,662,274

Net Assets 100.0%		$825,969,441

See Abbreviations on page FUS-20.

aAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

bPrincipal amount of security is adjusted for inflation. See Note 1(d).

cSee Note 1(b) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.	| Annual Report	FUS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Franklin U.S. Government Securities VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$776,163,810
Cost - Unaffiliated repurchase agreements	40,669,259

Value - Unaffiliated issuers	$783,637,908
Value - Unaffiliated repurchase agreements	40,669,259
Receivables:
Investment securities sold	106,525
Capital shares sold	68,405
Interest	2,966,146
Other assets	141

Total assets	827,448,384

Liabilities:
Payables:
Capital shares redeemed	785,575
Management fees	337,853
Distribution fees	164,271
Reports to shareholders	94,858
Accrued expenses and other liabilities	96,386

Total liabilities	1,478,943

Net assets, at value	$825,969,441

Net assets consist of:
Paid-in capital	$890,212,365
Total distributable earnings (losses)	(64,242,924)

Net assets, at value	$825,969,441

Class 1:
Net assets, at value	$ 54,103,774

Shares outstanding	4,383,302

Net asset value and maximum offering price per share	$12.34

Class 2:
Net assets, at value	$771,865,667

Shares outstanding	64,030,468

Net asset value and maximum offering price per share	$12.05

FUS-12	Annual Report |	The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Franklin U.S. Government Securities VIP Fund
Investment income:
Interest:
Unaffiliated issuers:
Paydown gain (loss)	$(6,108,328)
Paid in cash	35,618,247

Total investment income	29,509,919

Expenses:
Management fees (Note 3a)	5,099,645
Distribution fees: (Note 3c)
Class 2	2,551,902
Custodian fees (Note 4)	8,813
Reports to shareholders	136,699
Professional fees	67,298
Trustees’ fees and expenses	6,831
Other	155,468

Total expenses	8,026,656
Expense reductions (Note 4)	(80)

Net expenses	8,026,576

Net investment income	21,483,343
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	3,865,232

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	32,420,343

Net realized and unrealized gain (loss)	36,285,575

Net increase (decrease) in net assets resulting from operations	$57,768,918

The accompanying notes are an integral part of these financial statements.	| Annual Report	FUS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin U.S. Government Securities VIP Fund

	Year Ended December 31,

	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$21,483,343	$26,174,868
Net realized gain (loss)	3,865,232	(3,111,667)
Net change in unrealized appreciation (depreciation)	32,420,343	(20,898,185)

Net increase (decrease) in net assets resulting from operations	57,768,918	2,165,016

Distributions to shareholders:
Class 1	(1,737,360)	(1,830,491)
Class 2	(31,230,563)	(31,691,784)

Total distributions to shareholders	(32,967,923)	(33,522,275)

Capital share transactions: (Note 2)
Class 1	(6,397,324)	(5,618,467)
Class 2	(357,273,982)	(88,079,314)

Total capital share transactions	(363,671,306)	(93,697,781)

Net increase (decrease) in net assets	(338,870,311)	(125,055,040)
Net assets:
Beginning of year	1,164,839,752	1,289,894,792

End of year	$825,969,441	$1,164,839,752

FUS-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin U.S. Government Securities VIP Fund

1.   Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin U.S. Government Securities VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2019, 56.8% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.   Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such

Annual Report	FUS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

1.    Organization and Significant Accounting

Policies (continued)

b.    Joint Repurchase Agreement (continued)

agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2019.

c.    Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.    Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statement of Operations. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

e.    Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.    Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FUS-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

2.    Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019			2018

	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	263,170	$3,219,496	130,524	$1,575,698

Shares issued in reinvestment of distributions	143,584	1,737,360	154,472	1,830,491

Shares redeemed	(929,495)	(11,354,180)	(750,422)	(9,024,656)

Net increase (decrease)	(522,741)	$(6,397,324)	(465,426)	$(5,618,467)

Class 2 Shares:

Shares sold	4,193,524	$50,317,492	5,018,026	$59,241,587

Shares issued in reinvestment of distributions	2,639,946	31,230,563	2,734,407	31,691,784

Shares redeemed	(36,549,546)	(438,822,037)	(15,242,864)	(179,012,685)

Net increase (decrease)	(29,716,076)	$(357,273,982)	(7,490,431)	$(88,079,314)

3.    Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.    Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.625%	Up to and including $100 million

0.500%	Over $100 million, up to and including $250 million

0.450%	Over $250 million, up to and including $7.5 billion

0.440%	Over $7.5 billion, up to and including $10 billion

0.430%	Over $10 billion, up to and including $12.5 billion

0.420%	Over $12.5 billion, up to and including $15 billion

0.400%	In excess of $15 billion

For the year ended December 31, 2019, the gross effective investment management fee rate was 0.474% of the Fund’s average daily net assets.

Annual Report	FUS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

3.    Transactions with Affiliates (continued)

a.    Management Fees (continued)

Effective October 15, 2019, under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund. Effective January 31, 2020, the subadvisory agreement was terminated.

b.    Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.    Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.
d.    Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4.    Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.    Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$37,909,667
Long term	59,100,269

Total capital loss carryforwards	$97,009,936

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from ordinary income	$32,967,923	$33,522,275

FUS-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$820,052,280

Unrealized appreciation	$ 11,159,317

Unrealized depreciation	(6,904,430)

Net unrealized appreciation (depreciation)	$ 4,254,887

Distributable earnings:
Undistributed ordinary income	$ 28,512,147

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses and bond discounts and premiums.

6.    Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $250,081,223 and $631,130,052, respectively.

7.    Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

8.    Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•  Level 1 – quoted prices in active markets for identical financial instruments

•  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

8.    Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At December 31, 2019, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

9.    Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Currency	Selected Portfolio
USD United States Dollar	CMT	Constant Maturity Treasury Index
	COF	Cost of Funds
	FHLB	Federal Home Loan Bank
	LIBOR	London InterBank Offered Rate
	MBS	Mortgage-Backed Security
	PL	Project Loan
	SF	Single Family
	T-Note	Treasury Note
	TVA	Tennessee Valley Authority

FUS-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin U.S. Government Securities VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin U.S. Government Securities VIP Fund (the ‘‘Fund’’) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Templeton Developing Markets VIP Fund

This annual report for Templeton Developing Markets VIP Fund covers the fiscal year ended December 31, 2019.

Class 1 Performance Summary as of December 31, 2019

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/19	1-Year	5-Year	10-Year
Average Annual Total Return	+26.92%	+7.46%	+3.95%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/10–12/31/19)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI Emerging Markets (EM) Index and the Standard & Poor’s®/International Finance Corporation Investable (S&P®/IFCI) Composite Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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TEMPLETON DEVELOPING MARKETS VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the MSCI EM Index posted a +18.90% total return, and the S&P/IFCI Composite Index posted a +18.09% total return for the same period.1 Please note, index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Emerging market economies in general continued to grow faster than their developed market counterparts during the reporting period, though several emerging market countries’ growth rates fell to multi-year lows. China’s year-on-year growth rate in 2019’s third and fourth quarters reached the lowest level since 1992. Trade tensions with the U.S. and soft global demand weighed on the economy, while increased industrial production provided some support. Taiwan’s year-on-year growth rate slowed in 2019’s first quarter

Geographic Composition

Based on Total Net Assets as of 12/31/19

before accelerating in the next three quarters. South Korea’s year-on-year growth rate slowed in 2019’s first quarter, then improved in the next three quarters, aided by exports, services and consumption. India’s year-on-year growth rate moderated to a six-year low in 2019’s third quarter, as exports and manufacturing contracted. Turning to Europe, Russia’s year-on-year growth rate accelerated in 2019’s second and third quarters following a slowdown in the first quarter. Many sectors saw quarterly contractions, while manufacturing, real estate activities and financial and insurance activities growth accelerated. In Latin America, Brazil’s year-on-year growth rate accelerated in 2019’s second and third quarters, aided by household spending and construction, after moderating in the first quarter.

Many emerging market central banks adopted more accommodative monetary policies during the period in response to sluggish global economic growth and U.S.-China trade tensions. The People’s Bank of China (PBOC) implemented an interest-rate reform in August, designating the loan prime rate (LPR) as the new benchmark for household and business loans, effectively lowering interest rates. The PBOC subsequently lowered the LPR twice. Additionally, the PBOC lowered its cash reserve requirement ratio for some banks in an effort to improve market liquidity. Taiwan’s central bank left its benchmark interest rate unchanged during the period, while South Korea’s central bank lowered its benchmark interest rate twice amid deflationary pressures. India’s central bank cut its

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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TEMPLETON DEVELOPING MARKETS VIP FUND

benchmark rate several times in an effort to boost slowing growth. Russia’s central bank cut its key rate several times as inflation slowed. Brazil’s central bank cut its benchmark interest rate several times to its lowest rate on record due to a slower-than-expected economic recovery and relatively benign inflation.

Emerging market equities rose during the 12-month period, though they lagged their developed market counterparts. Calendar-year 2019 was a strong but volatile year for emerging market stocks, which performed well in the first and fourth quarters but posted anemic or negative returns in the middle two quarters. Interest-rate cuts by the U.S. Federal Reserve and other central banks supported equities, as did signs of an imminent phase one of the U.S.-China trade deal near year-end. Factors holding back gains included persistent U.S.-China trade tensions, geopolitical instability and the global economic slowdown. Regionally, Asian emerging market equities were led by export-oriented Taiwan, partly due to strong pre-orders of the new iPhone. In Latin America, Brazil posted strong returns as investors responded positively to President Jair Bolsonaro’s economic policies. In Europe, Russian equities posted robust returns due to many companies’ greater emphasis on shareholder returns as well as the country’s perceived relative insulation from global trade conflicts. In this environment, emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +18.90% total return for the 12 months ended December 31, 2019.1

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. This includes an assessment of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of a company. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company’s securities. Our analysis considers the company’s position in its sector, the economic framework and political environment.

Manager’s Discussion

Key stock contributors to absolute performance during the period were Taiwan Semiconductor Manufacturing Co. (TSMC), Samsung Electronics and Alibaba Group Holding.

TSMC is one of the world’s leading semiconductor manufacturers and counts major technology companies

Top 10 Countries

12/31/19

% of Total Net Assets
China	26.2%
South Korea	17.0%
Taiwan	10.7%
Russia	9.1%
Brazil	8.0%
India	7.5%
South Africa	3.8%
U.S.	2.8%
U.K.	2.7%
Thailand	2.2%

among its clients. The chip maker posted solid growth in its 2019 third-quarter revenues and earnings, and projected further revenue growth due to the rollout of premium smartphones and high-performance computing applications. An improving global outlook for memory chips and easing U.S.-China trade friction—which boosted sentiment towards companies within the global technology supply chain—further benefitted the company. As a supplier to smartphone maker Apple (not a Fund holding), TSMC also rose on better-than-expected sales for the latest iPhone.

Samsung is a South Korea-based consumer electronics and semiconductor manufacturer. It is one of the world’s largest smartphone and memory chip producers as well as a key supplier of organic light-emitting diode (LED) displays. The company’s share price was pressured early in the year by disappointing first- and second-quarter 2019 corporate results, weak investor confidence in the technology sector and increased macroeconomic uncertainties resulting from geopolitical issues. In the latter part of the period, shares recovered to near record highs due to expectations of better supply and demand dynamics leading to the bottoming of memory prices as well as improving market sentiment.

Alibaba is the leading e-commerce company in China. The company also provides cloud computing services and is involved in payment, financing and logistics services. Following a period of share-price volatility driven by the U.S.-China trade conflict, shares jumped in the final quarter to end 2019 at a record high. Operationally, Alibaba continued to report strong quarterly results throughout the year. Solid e-commerce sales growth trends in China also boded well for the company’s businesses. Strong investor demand for its secondary listing in Hong Kong and market optimism about its multiple digital ventures further drove investor confidence in the stock.

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TEMPLETON DEVELOPING MARKETS VIP FUND

In contrast, key detractors included Massmart Holdings, Glenmark Pharmaceuticals and HDC Hyundai Development Co-Engineering & Construction (HDC).

Massmart is a leading South African wholesaler, distributor and retailer of food products, general merchandise, alcohol, and home improvement equipment and supplies. U.S.-based Walmart (not a Fund holding), the world’s largest retailer, owns a controlling stake in the company. Weak merchandising, online competition and slowing revenue growth amid a weak macroeconomic environment has delayed a turnaround in the group’s retail discount stores segment. Depreciation in regional currencies further pressured the business and, following the release of a profit decline warning, the company reported a loss for the first half of 2019 and did not pay out any dividends. The resignation of the chief executive officer (CEO) and chief financial officer further impacted sentiment. A new CEO was brought in from Walmart to turn around the business, and we have already seen some management changes aimed at driving sales and margins. The stock price has since stabilized on expectations that the new management will continue to take a proactive approach.

Glenmark Pharmaceuticals is a mid-size Indian pharmaceutical company with a presence in generics and research and development. The company’s shares fell sharply due to delays in U.S. approvals, including for the launch of a new product for the treatment of seasonal allergic rhinitis, and regulatory concerns at one of its formulation facilities. Weak 2019 second-quarter results further impacted sentiment, as lower U.S. revenues and higher research and development costs led to lower-than-expected revenue and earnings. Shares rebounded late in the year, however, following the release of better-than-expected third-quarter results driven by strong performance in India and the U.S.

HDC is a leading residential property developer in South Korea. With a strong brand name, “I-Park,” the company is estimated to have the largest market share in the residential construction business in South Korea. The downturn in the housing market and delayed development projects due to the government’s tightening regulations continued to impact investor sentiment in the stock. Disappointing third-quarter results, which included a decline in revenues and operating profits, also pressured shares. The company’s ultimately successful bid to acquire South Korea-based Asiana Airlines also hurt its share price. Though HDC has some exposure to non-residential businesses like hotels and duty-free stores,

Top 10 Holdings

12/31/19

Company Sector/Industry, Country	% of Total Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	8.3%
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	7.8%
Alibaba Group Holding Ltd. Internet & Direct Marketing Retail, China	5.9%
Tencent Holdings Ltd. Interactive Media & Services, China	5.5%
ICICI Bank Ltd. Banks, India	4.1%
Naspers Ltd. Internet & Direct Marketing Retail, South Africa	3.2%
Naver Corp. Interactive Media & Services, South Korea	3.0%
LUKOIL PJSC Oil, Gas & Consumable Fuels, Russia	2.8%
Unilever PLC Personal Products, U.K.	2.7%
Brilliance China Automotive Holdings Ltd. Automobiles, China	2.6%

investors viewed the move unfavorably due to its divergence from the company’s core activity and concerns that acquisition costs could impact company finances.

In the last 12 months, the Fund increased its holdings in China, Brazil and Mexico due to their solid fundamentals. Investments in U.S.-listed companies that have significant exposure to emerging markets were also increased. In terms of sectors, additions were undertaken in financials and industrials.2 Key additions to the portfolio included Vale, a major global iron ore producer; China Merchants Bank, a Chinese Bank; and Samsung Life Insurance, one of the largest insurance companies in South Korea. We increased our existing positions in Cognizant Technology Solutions, a major global information technology services company, and Tencent Holdings, one of the largest internet services companies in China.

The Fund reduced its investments in South Africa, Taiwan and Peru in favor of stocks we deemed to be more attractively valued within our investment universe. Sectors which experienced the largest sales were consumer

2. The financials sector comprises banks, capital markets, diversified financial services and insurance in the SOI. The industrials sector comprises construction and engineering, industrial conglomerates and transportation infrastructure in the SOI.

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TEMPLETON DEVELOPING MARKETS VIP FUND

discretionary, communication services and consumer staples.3 Key reductions included Naspers, an internet and media group based in South Africa; Prosus, the international internet assets spin-off of Naspers; and Ping An Bank, a Chinese bank. Key liquidations included Peruvian precious metals company Compania De Minas Buenaventura, cement producer Semen Indonesia, and beverages maker Nigerian Breweries, the last of which eliminated the Fund’s exposure to that market.

Thank you for your participation in Templeton Developing Markets VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; internet and direct marketing retail; multiline retail; and textiles, apparel and luxury goods in the SOI. The communication services sector comprises entertainment, interactive media and services, media and wireless telecommunication services in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the SOI.

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TEMPLETON DEVELOPING MARKETS VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/191, [2]	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/191, [2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,111.10	$6.12	$1,019.41	$5.85	1.15%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

TD-6	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Developing Markets VIP Fund

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.62	$10.31	$ 7.42	$ 6.37	$ 9.27

Income from investment operations[a]:

Net investment income[b]	0.18	0.09	0.08	0.05	0.06

Net realized and unrealized gains (losses)	2.12	(1.67)	2.92	1.08	(1.63)

Total from investment operations	2.30	(1.58)	3.00	1.13	(1.57)

Less distributions from:

Net investment income	(0.12)	(0.11)	(0.11)	(0.08)	(0.20)

Net realized gains	—	—	—	—	(1.13)

Total distributions	(0.12)	(0.11)	(0.11)	(0.08)	(1.33)

Net asset value, end of year	$10.80	$ 8.62	$10.31	$ 7.42	$ 6.37

Total return[c]	26.92%	(15.44)%	40.65%	17.79%	(19.42)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.15%	1.24%	1.36%	1.38%	1.33%

Expenses net of waiver and payments by affiliates	1.15% [d]	1.24% [d]	1.35% [e]	1.36%	1.32%

Net investment income	1.83%	0.99%	0.86%	0.79%	0.74%

Supplemental data

Net assets, end of year (000’s)	$97,271	$85,397	$105,493	$82,596	$77,000

Portfolio turnover rate	18.04%	9.22%	10.76%	26.78%	71.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.54	$10.23	$ 7.36	$ 6.32	$ 9.20

Income from investment operations[a]:

Net investment income[b]	0.15	0.07	0.05	0.04	0.04

Net realized and unrealized gains (losses)	2.11	(1.68)	2.91	1.06	(1.61)

Total from investment operations	2.26	(1.61)	2.96	1.10	(1.57)

Less distributions from:

Net investment income	(0.09)	(0.08)	(0.09)	(0.06)	(0.18)

Net realized gains	—	—	—	—	(1.13)

Total distributions	(0.09)	(0.08)	(0.09)	(0.06)	(1.31)

Net asset value, end of year	$10.71	$ 8.54	$10.23	$ 7.36	$ 6.32

Total return[c]	26.70%	(15.79)%	40.41%	17.44%	(19.60)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.40%	1.49%	1.61%	1.63%	1.58%

Expenses net of waiver and payments by affiliates	1.40% [d]	1.49% [d]	1.60% [e]	1.61%	1.57%

Net investment income	1.58%	0.74%	0.61%	0.54%	0.49%

Supplemental data

Net assets, end of year (000’s)	$231,645	$195,305	$270,433	$205,151	$192,120

Portfolio turnover rate	18.04%	9.22%	10.76%	26.78%	71.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

TD-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 4

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.59	$10.28	$ 7.39	$ 6.34	$ 9.22

Income from investment operations[a]:

Net investment income[b]	0.15	0.06	0.05	0.03	0.03

Net realized and unrealized gains (losses)	2.11	(1.68)	2.92	1.06	(1.62)

Total from investment operations	2.26	(1.62)	2.97	1.09	(1.59)

Less distributions from:

Net investment income	(0.08)	(0.07)	(0.08)	(0.04)	(0.16)

Net realized gains	—	—	—	—	(1.13)

Total distributions	(0.08)	(0.07)	(0.08)	(0.04)	(1.29)

Net asset value, end of year	$10.77	$ 8.59	$10.28	$ 7.39	$ 6.34

Total return[c]	26.49%	(15.81)%	40.30%	17.32%	(19.70)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.50%	1.59%	1.71%	1.73%	1.68%

Expenses net of waiver and payments by affiliates	1.50% [d]	1.59% [d]	1.70% [e]	1.71%	1.67%

Net investment income	1.48%	0.64%	0.51%	0.44%	0.39%

Supplemental data

Net assets, end of year (000’s)	$5,590	$5,203	$7,199	$6,377	$7,109

Portfolio turnover rate	18.04%	9.22%	10.76%	26.78%	71.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2019

Templeton Developing Markets VIP Fund

	Industry	Shares/ Rights	Value

Common Stocks and Other Equity Interests 93.3%

Brazil 2.8%

[a] B2W Cia Digital	Internet & Direct Marketing Retail	87,800	$1,373,083

B3 SA - Brasil Bolsa Balcao	Capital Markets	105,900	1,132,112

Lojas Americanas SA	Multiline Retail	169,200	829,267

[a] Lojas Americanas SA, rts., 1/08/20	Multiline Retail	1,632	3,049

M. Dias Branco SA	Food Products	136,200	1,292,706

Mahle-Metal Leve SA	Auto Components	2,500	17,913

Totvs SA	Software	48,900	785,295

Vale SA	Metals & Mining	304,900	4,043,083

			9,476,508

Cambodia 0.9%

NagaCorp Ltd.	Hotels, Restaurants & Leisure	1,787,400	3,119,572

China 26.2%

[a] Alibaba Group Holding Ltd., ADR	Internet & Direct Marketing Retail	93,210	19,769,841

BAIC Motor Corp. Ltd., H	Automobiles	1,686,100	956,401

[a] Baidu Inc., ADR	Interactive Media & Services	9,411	1,189,550

Brilliance China Automotive Holdings Ltd.	Automobiles	8,566,600	8,882,888

China Construction Bank Corp., H	Banks	7,168,000	6,190,809

China Merchants Bank Co. Ltd., A	Banks	337,500	1,821,469

China Merchants Bank Co. Ltd., H	Banks	507,700	2,609,420

China Mobile Ltd.	Wireless Telecommunication Services	447,000	3,757,363

China Petroleum & Chemical Corp., H	Oil, Gas & Consumable Fuels	2,500,900	1,505,232

China Resources Cement Holdings Ltd.	Construction Materials	2,675,000	3,405,413

CNOOC Ltd.	Oil, Gas & Consumable Fuels	2,411,500	4,010,759

COSCO SHIPPING Ports Ltd.	Transportation Infrastructure	865,196	708,385

Health & Happiness H&H International Holdings Ltd.	Food Products	418,400	1,731,632

NetEase Inc., ADR	Entertainment	4,253	1,304,140

Ping An Bank Co. Ltd., A	Banks	928,200	2,192,798

Ping An Insurance Group Co. of China Ltd., A	Insurance	225,745	2,770,589

[a] Prosus NV	Internet & Direct Marketing Retail	26,357	1,966,498

Sunny Optical Technology Group Co. Ltd.	Electronic Equipment, Instruments & Components	159,000	2,752,602

Tencent Holdings Ltd.	Interactive Media & Services	381,100	18,369,565

Uni-President China Holdings Ltd.	Food Products	1,103,300	1,158,194

Weifu High-Technology Co. Ltd., B	Auto Components	334,339	574,516

			87,628,064

Czech Republic 0.5%

Moneta Money Bank AS	Banks	390,403	1,463,376

Hong Kong 0.1%

Dairy Farm International Holdings Ltd.	Food & Staples Retailing	64,033	365,628

Hungary 1.0%

Richter Gedeon Nyrt	Pharmaceuticals	155,260	3,375,904

India 7.5%

Bajaj Holdings & Investment Ltd.	Diversified Financial Services	43,390	2,071,507

Biocon Ltd.	Biotechnology	574,280	2,363,759

Coal India Ltd.	Oil, Gas & Consumable Fuels	232,535	688,757

TD-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Developing Markets VIP Fund (continued)

	Industry	Shares/ Rights	Value

Common Stocks and Other Equity Interests (continued)

India (continued)

Glenmark Pharmaceuticals Ltd.	Pharmaceuticals	292,323	$1,423,413

ICICI Bank Ltd.	Banks	1,806,409	13,642,685

Infosys Ltd.	IT Services	306,365	3,139,216

Tata Chemicals Ltd.	Chemicals	194,400	1,817,452

			25,146,789

Indonesia 1.1%

Astra International Tbk PT	Automobiles	7,340,300	3,661,558

Kenya 0.3%

Equity Group Holdings PLC	Banks	2,127,994	1,123,312

Macau 1.1%

MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	1,292,400	2,109,689

Sands China Ltd.	Hotels, Restaurants & Leisure	272,000	1,453,845

			3,563,534

Mexico 2.2%

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, ADR	Banks	949,761	6,439,380

Nemak SAB de CV	Auto Components	2,014,800	844,407

			7,283,787

Pakistan 0.4%

Habib Bank Ltd.	Banks	1,333,600	1,366,295

Peru 0.4%

Intercorp Financial Services Inc.	Banks	31,950	1,306,755

Philippines 0.3%

BDO Unibank Inc.	Banks	327,469	1,020,918

Russia 9.1%

Gazprom PJSC, ADR	Oil, Gas & Consumable Fuels	566,200	4,658,693

LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	95,250	9,446,895

[a] Mail.Ru Group Ltd., GDR	Interactive Media & Services	112,799	2,515,418

Sberbank of Russia PJSC, ADR	Banks	498,847	8,201,045

[a] Yandex NV, A	Interactive Media & Services	126,319	5,493,613

			30,315,664

Singapore 0.2%

DBS Group Holdings Ltd.	Banks	25,706	494,552

South Africa 3.8%

Massmart Holdings Ltd.	Food & Staples Retailing	595,221	2,181,178

Naspers Ltd., N	Internet & Direct Marketing Retail	64,938	10,622,100

			12,803,278

South Korea 17.0%

Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	59,210	2,714,669

Hankook Technology Group Co. Ltd.	Diversified Financial Services	37,500	467,132

Hankook Tire & Technology Co. Ltd.	Auto Components	21,600	626,891

Hanon Systems	Auto Components	94,741	913,816

HDC Hyundai Development Co-Engineering & Construction	Construction & Engineering	21,031	466,652

Annual Report	TD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Developing Markets VIP Fund (continued)

	Industry	Shares/ Rights	Value

Common Stocks and Other Equity Interests (continued)

South Korea (continued)

KT Skylife Co. Ltd.	Media	166,071	$1,252,726

LG Corp.	Industrial Conglomerates	96,342	6,150,606

Naver Corp.	Interactive Media & Services	61,961	9,996,390

POSCO	Metals & Mining	15,429	3,156,566

Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	538,229	25,980,483

Samsung Life Insurance Co. Ltd.	Insurance	41,400	2,668,103

SK Hynix Inc.	Semiconductors & Semiconductor Equipment	31,530	2,566,608

			56,960,642

Taiwan 10.7%

Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	114,000	865,167

CTBC Financial Holding Co. Ltd.	Banks	2,244,000	1,680,505

FIT Hon Teng Ltd.	Electronic Equipment, Instruments & Components	1,759,800	591,696

Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments & Components	1,332,000	4,043,516

Largan Precision Co. Ltd.	Electronic Equipment, Instruments & Components	5,300	885,962

Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	2,505,000	27,720,738

			35,787,584

Thailand 2.2%

Kasikornbank PCL, fgn	Banks	705,000	3,564,075

Kiatnakin Bank PCL, fgn	Banks	1,009,800	2,238,723

Thai Beverage PCL, fgn	Beverages	2,335,600	1,545,260

			7,348,058

United Kingdom 2.7%

Unilever PLC	Personal Products	155,816	8,978,148

United States 2.8%

Cognizant Technology Solutions Corp., A	IT Services	112,421	6,972,350

[a] IMAX Corp.	Entertainment	123,155	2,516,057

			9,488,407

Total Common Stocks and Other Equity Interests (Cost $217,219,065)			312,078,333

Preferred Stocks 5.2%

Brazil 5.2%

[b] Banco Bradesco SA, 5.539%, ADR, pfd	Banks	933,515	8,354,959

[b] Itau Unibanco Holding SA, 8.209%, ADR, pfd	Banks	808,743	7,399,999

[b] Petroleo Brasileiro SA, 3.15%, ADR, pfd	Oil, Gas & Consumable Fuels	118,600	1,769,512

Total Preferred Stocks (Cost $8,582,220)			17,524,470

Total Investments before Short Term Investments (Cost $225,801,285)			329,602,803

TD-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Developing Markets VIP Fund (continued)

	Shares	Value

Short Term Investments (Cost $3,522,232) 1.1%

Money Market Funds 1.1%

United States 1.1%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 1.26%	3,522,232	$3,522,232

Total Investments (Cost $229,323,517) 99.6%		333,125,035

Other Assets, less Liabilities 0.4%		1,381,143

Net Assets 100.0%		$334,506,178

See Abbreviations on page TD-23.

aNon-income producing.

bVariable rate security. The rate shown represents the yield at period end.

cSee Note 3(e) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements.	Annual Report	TD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Templeton Developing Markets VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$225,801,285
Cost - Non-controlled affiliates (Note 3e)	3,522,232

Value - Unaffiliated issuers	$329,602,803
Value - Non-controlled affiliates (Note 3e)	3,522,232
Receivables:
Investment securities sold	104,852
Capital shares sold	5,030,737
Dividends	1,460,873
Foreign tax refund	51,726
Other assets	37

Total assets	339,773,260

Liabilities:
Payables:
Investment securities purchased	388,676
Capital shares redeemed	3,776,749
Management fees	287,187
Distribution fees	49,267
Deferred tax	559,174
Accrued expenses and other liabilities	206,029

Total liabilities	5,267,082

Net assets, at value	$334,506,178

Net assets consist of:
Paid-in capital	$219,735,800
Total distributable earnings (losses)	114,770,378

Net assets, at value	$334,506,178

Class 1:
Net assets, at value	$ 97,271,290

Shares outstanding	9,007,499

Net asset value and maximum offering price per share	$10.80

Class 2:
Net assets, at value	$231,644,964

Shares outstanding	21,626,916

Net asset value and maximum offering price per share	$10.71

Class 4:
Net assets, at value	$ 5,589,924

Shares outstanding	519,038

Net asset value and maximum offering price per share	$10.77

TD-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Templeton Developing Markets VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 9,178,310
Non-controlled affiliates (Note 3e)	124,872

Total investment income	9,303,182

Expenses:
Management fees (Note 3a)	3,277,762
Distribution fees: (Note 3c)
Class 2	540,073
Class 4	19,027
Custodian fees (Note 4)	85,582
Reports to shareholders	139,691
Professional fees	91,078
Trustees’ fees and expenses	1,824
Other	30,167

Total expenses	4,185,204

Expenses waived/paid by affiliates (Note 3e)	(23,794)

Net expenses	4,161,410

Net investment income	5,141,772

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	16,811,756
Foreign currency transactions	(37,399)

Net realized gain (loss)	16,774,357

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	50,175,353
Translation of other assets and liabilities denominated in foreign currencies	(2,559)
Change in deferred taxes on unrealized appreciation	1,309

Net change in unrealized appreciation (depreciation)	50,174,103

Net realized and unrealized gain (loss)	66,948,460

Net increase (decrease) in net assets resulting from operations	$72,090,232

*Foreign taxes withheld on dividends	$ 1,158,072
#Net of foreign taxes	$ 480,604

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Developing

	Markets VIP Fund

	Year Ended December 31,

	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$5,141,772	$2,697,670
Net realized gain (loss)	16,774,357	19,694,258
Net change in unrealized appreciation (depreciation)	50,174,103	(77,137,099)

Net increase (decrease) in net assets resulting from operations	72,090,232	(54,745,171)

Distributions to shareholders:
Class 1	(1,134,638)	(1,013,838)
Class 2	(2,113,534)	(1,947,210)
Class 4	(46,961)	(46,243)

Total distributions to shareholders	(3,295,133)	(3,007,291)

Capital share transactions: (Note 2)
Class 1	(8,627,549)	(3,414,259)
Class 2	(10,720,631)	(35,130,020)
Class 4	(845,695)	(923,409)

Total capital share transactions	(20,193,875)	(39,467,688)

Net increase (decrease) in net assets	48,601,224	(97,220,150)
Net assets:
Beginning of year	285,904,954	383,125,104

End of year	$334,506,178	$285,904,954

TD-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Developing Markets VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Developing Markets VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Annual Report	TD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

a.  Financial Instrument Valuation (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These

TD-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	544,413	$5,344,264	1,801,012	$17,302,432

Shares issued in reinvestment of distributions	121,873	1,134,638	105,170	1,013,838

Shares redeemed	(1,570,097)	(15,106,451)	(2,222,370)	(21,730,529)

Net increase (decrease)	(903,811)	$(8,627,549)	(316,188)	$(3,414,259)

Class 2 Shares:

Shares sold	5,803,158	$55,845,696	4,771,227	$45,978,347

Shares issued in reinvestment of distributions	228,490	2,113,534	203,470	1,947,210

Shares redeemed	(7,263,336)	(68,679,861)	(8,557,714)	(83,055,577)

Net increase (decrease)	(1,231,688)	$(10,720,631)	(3,583,017)	$(35,130,020)

Class 4 Shares:

Shares sold	26,510	$252,720	48,260	$471,887

Shares issued in reinvestment of distributions	5,050	46,961	4,802	46,243

Shares redeemed	(118,358)	(1,145,376)	(147,608)	(1,441,539)

Net increase (decrease)	(86,798)	$(845,695)	(94,546)	$(923,409)

Annual Report	TD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or trustees of the following subsidiaries:

Subsidiary	Affiliation

Templeton Asset Management Ltd. (Asset Management)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Asset Management based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

1.050%	Up to and including $1 billion

1.000%	Over $1 billion, up to and including $5 billion

0.950%	Over $5 billion, up to and including $10 billion

0.900%	Over $10 billion, up to and including $15 billion

0.850%	Over $15 billion, up to and including $20 billion

0.800%	In excess of $20 billion

b.  Administrative Fees

Under an agreement with Asset Management, FT Services provides administrative services to the Fund. The fee is paid by Asset Management based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4 respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

TD-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Dividend Income
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$5,427,431	$61,498,455	$(63,403,654)	$—	$—	$3,522,232	3,522,232	$124,872

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, there were no credits earned.

5.  Income Taxes

During the year ended December 31, 2019, the Fund utilized $6,657,029 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from ordinary income	$3,295,133	$3,007,291

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$236,854,313

Unrealized appreciation	$117,899,365
Unrealized depreciation	(21,628,643)

Net unrealized appreciation (depreciation)	$96,270,722

Distributable earnings:
Undistributed ordinary income	$11,804,377
Undistributed long term capital gains	7,281,404

Total distributable earnings	$19,085,781

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

Annual Report	TD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $55,126,299 and $72,022,991, respectively.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund’s portfolio. While the Fund holds securities of certain issuers impacted by the sanctions, existing investments do not presently violate the applicable terms and conditions of the sanctions. The sanctions currently do not affect the Fund’s ability to sell these securities. At December 31, 2019, the Fund had 9.1% of its net assets invested in Russia.

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:[a]

Equity Investments:[b]

Brazil	$26,997,929	$3,049	$—	$27,000,978

Russia	25,656,971	4,658,693	—	30,315,664

All Other Equity Investments	272,286,161	—	—	272,286,161

Short Term Investments	3,522,232	—	—	3,522,232

Total Investments in Securities	$328,463,293	$4,661,742	$—	$333,125,035

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

10.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Annual Report	TD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Templeton Developing Markets VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Developing Markets VIP Fund (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

TD-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Developing Markets VIP Fund

At December 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2020 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

Annual Report	TD-25

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Templeton Foreign VIP Fund

This annual report for Templeton Foreign VIP Fund covers the fiscal year ended December 31, 2019.

Class 1 Performance Summary as of December 31, 2019

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/19	1-Year	5-Year	10-Year
Average Annual Total Return	+12.84%	+2.42%	+3.63%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/10–12/31/19)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI All Country World Index (ACWI) ex USA Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	TF-1

TEMPLETON FOREIGN VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in developing markets involve heightened risks related to the same factors. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI ACWI ex USA Index, posted a +22.13% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Geographic Composition

Based on Total Net Assets as of 12/31/19

Economic and Market Overview

Global developed and emerging market stocks, as measured by the MSCI ACWI, posted strong returns during the reporting period. Although global economic growth slowed from 2018, interest-rate cuts from many central banks and the easing of trade tensions near period-end contributed to the generally positive environment for equities worldwide. Reflecting investor optimism and slowing but resilient economic growth, stocks advanced in every major region of the globe.

In the U.S., solid economic growth also supported equities, as healthy consumer spending and a strong labor market kept the economy afloat. The unemployment rate fell during the year, reaching 3.5% in September, November and December 2019, the lowest recorded unemployment rate in 50 years.2 Wages also grew, albeit at a moderate pace, and inflation remained persistently low. In addition, deficit spending by the U.S. government boosted current growth at the expense of long-term debt. Despite the strength in the consumer sector, some parts of the economy struggled, particularly heavy industry. Annual industrial production contracted late in the reporting period, manufacturing output stalled and capital spending declined.

The U.S. Federal Reserve (Fed) provided a substantial boost to equity markets early in the reporting period as it shifted to a more accommodative monetary policy. In January 2019, the Fed signaled the end of its tightening cycle and cut the federal funds rate three times thereafter, lowering it to a range of 1.50%–1.75%. Stocks responded positively to the interest-rate cuts and gained further in December 2019 after

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

TF-2	Annual Report

TEMPLETON FOREIGN VIP FUND

the Fed indicated it would likely leave interest rates unchanged in 2020.

Growth slowed overall in the eurozone, particularly in Germany and Italy. Germany, which is heavily reliant on exports, was adversely affected by the trade conflict between the U.S. and China and the resulting slowdown in global trade. In Italy, political uncertainty and budget concerns caused the country’s annual gross domestic product (GDP) growth to stall in 2019’s first quarter before accelerating in the second quarter. Despite sluggish economic conditions, European developed market equities, as measured by the MSCI Europe Index, posted strong returns overall, as easing trade tensions buoyed investor optimism and an electoral victory by the Conservative Party in the U.K. alleviated uncertainty surrounding Brexit. Although the European Central Bank left its headline refinancing rate unchanged, it lowered the deposit rate and restarted its bond-buying stimulus program, further supporting stocks.

Economic growth in Asia was relatively solid overall, despite slowdowns in several large emerging market countries, such as China and India. Japan’s economy grew amid the Bank of Japan’s sizable stimulus program. The trade war between the U.S. and China provided the backdrop for Asian stocks, which rose and fell in sync with investor sentiment regarding a trade deal. A phase one trade agreement between the two countries reached in December 2019 propelled Asian developed and emerging market stocks, which ultimately ended with strong returns over the 12-month period, as measured by the MSCI All Country Asia Index.

Emerging market stocks overall experienced several sharp selloffs and subsequent rebounds throughout the reporting period before ending with gains. In aggregate, economic growth slowed somewhat from 2018 but remained solid, although there was some variation among individual countries. Many central banks in emerging markets cut interest rates throughout the reporting period which, along with resilient GDP growth, provided a supportive environment for equities. Russian stocks posted the highest returns among emerging markets as the threat of further sanctions receded and a solid fiscal environment reassured investors. Overall, global emerging markets, as measured by the MSCI Emerging Markets Index, posted robust returns for the period.

Top 10 Holdings

12/31/19

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	4.8%
BNP Paribas SA Banks, France	3.1%
ING Groep NV Banks, Netherlands	3.1%
Standard Chartered PLC Banks, U.K.	3.0%
CK Hutchison Holdings Ltd. Industrial Conglomerates, Hong Kong	2.7%
KB Financial Group Inc. Banks, South Korea	2.7%
BP PLC Oil, Gas & Consumable Fuels, U.K.	2.5%
Bayer AG Pharmaceuticals, Germany	2.5%
Takeda Pharmaceutical Co. Ltd. Pharmaceuticals, Japan	2.4%
Wheaton Precious Metals Corp. Metals & Mining, Canada	2.3%

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. When choosing investments for the Fund, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Our analysis includes an assessment of the potential impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We also consider a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The Fund may, from time to time, engage in currency-related derivatives to seek to hedge (protect) against currency risks. The Fund may also use a variety of equity-related derivatives for various purposes including enhancing Fund returns, increasing liquidity and gaining exposure to particular markets in more efficient or less expensive ways.

Annual Report	TF-3

TEMPLETON FOREIGN VIP FUND

Manager’s Discussion

During the 12 months under review, stock selection in the information technology (IT) and materials sectors contributed to the Fund’s performance relative to the MSCI ACWI ex USA Index.3

Within IT, key contributors to relative results included South Korean electronics firm Samsung Electronics, Netherlands-based semiconductor solutions company NXP Semiconductors, Swiss metering and smart grid solutions company Landis + Gyr Group (not part of the index) and Taiwanese integrated circuits and wafer semiconductor devices firm Taiwan Semiconductor Manufacturing. Samsung Electronics helped drive relative performance as its shares advanced after it posted better-than-expected earnings and projected a gradual recovery in the memory chip market as 5G wireless technology rolls out globally. We believe Samsung Electronics remains inexpensive for a global technology leader and could potentially benefit from a cyclical upswing in the memory chip segment and an increasing capital return program.

In materials, Canadian mining companies Wheaton Precious Metals and Alamos Gold (not part of the index) benefited relative performance. Shares of both companies rallied as the price of gold broke out of a six-year trading range. Anticipating an eventual move higher in gold prices given record-high debt levels, historically low interest rates, escalating geopolitical turmoil and renewed central bank buying, we maintained a modest precious metals allocation as a portfolio hedge and diversifier.

Other notable contributors to the Fund’s relative performance included French lender BNP Paribas, which benefited from solid results at its fixed income unit and from more benign European economic conditions. In our view, BNP Paribas is a diverse, high-quality European bank with an excellent track record of managing credit risk and maintaining profitability in various economic conditions.

In contrast, stock selection in the communication services, health care and energy sectors, as well as overweightings in communication services and energy, detracted from the Fund’s relative performance.4

Within communication services, Chinese language internet search company Baidu, Chinese telecommunication firm

China Telecom, Luxembourg-based satellite operator SES and German telecommunication firm Telefonica Deutschland Holding hurt relative results. China Telecom’s shares declined amid concerns about elevated 5G capital expenditures and continued security scrutiny of Chinese telecommunication services companies. We continue to believe the stock offers undemanding valuations, attractive dividend yields and a solid competitive position in a secular growth market. Shares of SES declined as investors, in our view, reacted too negatively to a regulatory ruling that we believe will likely prove less value-destructive than initially feared. We remain positive on the stock given its strong balance sheet and healthy dividend yield, as well as our expectation of renewed growth from the firm’s core business over a long-term investment horizon.

In health care, Israeli generic drugmaker Teva Pharmaceutical Industries (not held at period-end) declined amid legal and regulatory setbacks that, in our assessment, impaired the balance of risks, leading us to sell the stock.

In the energy sector, U.K.-based integrated energy firm BP, Canadian exploration and production company Husky Energy and U.K.-listed oil and natural gas producer Royal Dutch Shell dampened relative results. BP reported higher oil and gas production but disappointed investors hoping for a dividend increase. The company has made solid progress selling assets to shore up its balance sheet and, in our view, could potentially benefit from firmer oil prices and rising production following years of investment.

From a regional perspective, stock selection in North America, particularly in Canada, contributed to the Fund’s relative performance. In contrast, stock selection in Asia, especially in China and Japan, detracted from relative performance. Stock selection in Europe also hindered performance, as relative weakness in the U.K., Germany and Italy more than offset relative strength in the Netherlands and France. In the Middle East and Africa region, our position in Israel hindered relative performance.

Thank you for your participation in Templeton Foreign VIP Fund. We look forward to serving your future investment needs.

3. The IT sector comprises electronic equipment, instruments and components; semiconductors and semiconductor equipment; and technology hardware, storage and peripherals in the SOI. The materials sector comprises chemicals and metals and mining in the SOI.

4. The communication services sector comprises diversified telecommunication services, interactive media and services, media and wireless telecommunication services in the SOI. The health care sector comprises health care providers and services and pharmaceuticals in the SOI. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

TF-4	Annual Report

TEMPLETON FOREIGN VIP FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	TF-5

TEMPLETON FOREIGN VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/19[1,2]	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/191, [2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,058.00	$4.25	$1,021.07	$4.18	0.82%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

TF-6	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Foreign VIP Fund

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$13.01	$15.80	$13.89	$13.46	$15.34

Income from investment operations[a]:

Net investment income[b]	0.44	0.29	0.30	0.33	0.31

Net realized and unrealized gains (losses)	1.19	(2.64)	2.03	0.62	(1.16)

Total from investment operations	1.63	(2.35)	2.33	0.95	(0.85)

Less distributions from:

Net investment income	(0.27)	(0.44)	(0.42)	(0.29)	(0.53)

Net realized gains	(0.14)	—	—	(0.23)	(0.50)

Total distributions	(0.41)	(0.44)	(0.42)	(0.52)	(1.03)

Net asset value, end of year	$14.23	$13.01	$15.80	$13.89	$13.46

Total return[c]	12.84%	(15.27)%	17.02%	7.49%	(6.31)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.85%	0.83%	0.82%	0.80%	0.78%

Expenses net of waiver and payments by affiliates	0.83%	0.81%	0.81%[d]	0.78%	0.78% [e]

Net investment income	3.25%	1.96%	1.99%	2.38%	2.05%

Supplemental data

Net assets, end of year (000’s)	$121,948	$114,784	$152,684	$133,218	$214,172

Portfolio turnover rate	28.52%	21.38%	26.81%	20.93%	15.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TF-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.74	$15.47	$13.61	$13.20	$15.05

Income from investment operations[a]:

Net investment income[b]	0.40	0.25	0.26	0.28	0.27

Net realized and unrealized gains (losses)	1.16	(2.58)	1.98	0.62	(1.13)

Total from investment operations	1.56	(2.33)	2.24	0.90	(0.86)

Less distributions from:

Net investment income	(0.23)	(0.40)	(0.38)	(0.26)	(0.49)

Net realized gains	(0.14)	—	—	(0.23)	(0.50)

Total distributions	(0.37)	(0.40)	(0.38)	(0.49)	(0.99)

Net asset value, end of year	$13.93	$12.74	$15.47	$13.61	$13.20

Total return[c]	12.53%	(15.44)%	16.69%	7.18%	(6.49)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.10%	1.08%	1.07%	1.05%	1.03%

Expenses net of waiver and payments by affiliates	1.08%	1.06%	1.06%[d]	1.03%	1.03% [e]

Net investment income	3.00%	1.71%	1.74%	2.13%	1.80%

Supplemental data

Net assets, end of year (000’s)	$1,117,813	$1,060,101	$1,394,475	$1,436,518	$1,456,854

Portfolio turnover rate	28.52%	21.38%	26.81%	20.93%	15.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TF-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 4

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.96	$15.71	$13.71	$13.29	$15.16

Income from investment operations[a]:

Net investment income[b]	0.39	0.24	0.23	0.26	0.25

Net realized and unrealized gains (losses)	1.20	(2.63)	2.03	0.63	(1.14)

Total from investment operations	1.59	(2.39)	2.26	0.89	(0.89)

Less distributions from:

Net investment income	(0.21)	(0.36)	(0.26)	(0.24)	(0.48)

Net realized gains	(0.14)	—	—	(0.23)	(0.50)

Total distributions	(0.35)	(0.36)	(0.26)	(0.47)	(0.98)

Net asset value, end of year	$14.20	$12.96	$15.71	$13.71	$13.29

Total return[c]	12.49%	(15.54)%	16.62%	7.09%	(6.65)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.20%	1.18%	1.17%	1.15%	1.13%

Expenses net of waiver and payments by affiliates	1.18%	1.16%	1.16%[d]	1.13%	1.13%	[e]

Net investment income	2.90%	1.61%	1.64%	2.03%	1.70%

Supplemental data

Net assets, end of year (000’s)	$113,681	$125,265	$159,944	$484,763	$472,189

Portfolio turnover rate	28.52%	21.38%	26.81%	20.93%	15.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TF-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2019

Templeton Foreign VIP Fund

	Country	Shares	Value

Common Stocks 94.4%

Aerospace & Defense 1.3%

BAE Systems PLC	United Kingdom	2,299,513	$17,201,492

Auto Components 1.4%

Cie Generale des Etablissements Michelin SCA	France	158,794	19,428,477

Automobiles 1.3%

Hero Motocorp Ltd.	India	154,059	5,274,667

Isuzu Motors Ltd.	Japan	1,085,800	12,978,644

			18,253,311

Banks 17.8%

Bank of Ireland Group PLC	Ireland	2,346,131	12,844,877

BNP Paribas SA	France	717,204	42,491,615

Hana Financial Group Inc.	South Korea	540,193	17,243,334

ING Groep NV	Netherlands	3,440,596	41,239,182

Kasikornbank PCL, fgn	Thailand	1,860,000	9,403,090

KB Financial Group Inc., ADR	South Korea	871,106	36,037,655

Shinhan Financial Group Co. Ltd.	South Korea	366,922	13,759,694

Standard Chartered PLC	United Kingdom	4,362,317	41,160,126

Sumitomo Mitsui Financial Group Inc.	Japan	732,300	27,209,822

			241,389,395

Beverages 2.0%

Kirin Holdings Co. Ltd.	Japan	841,800	18,513,016

Suntory Beverage & Food Ltd.	Japan	217,100	9,079,544

			27,592,560

Building Products 1.1%

Compagnie de Saint-Gobain	France	373,982	15,308,177

Capital Markets 0.5%

UBS Group AG	Switzerland	540,632	6,830,183

Chemicals 2.7%

Johnson Matthey PLC	United Kingdom	580,290	23,026,210

Lotte Chemical Corp.	South Korea	67,855	13,148,487

			36,174,697

Construction & Engineering 0.5%

Sinopec Engineering Group Co. Ltd.	China	11,734,000	7,017,240

Diversified Telecommunication Services 3.1%

China Telecom Corp. Ltd., H	China	40,444,357	16,660,856

Singapore Telecommunications Ltd.	Singapore	6,240,400	15,633,473

Telefonica Deutschland Holding AG	Germany	3,133,398	9,080,045

			41,374,374

Electric Utilities 0.5%

[a] Korea Electric Power Corp.	South Korea	267,802	6,440,277

Electronic Equipment, Instruments & Components 0.9%

Landis+Gyr Group AG	Switzerland	120,834	12,574,778

TF-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Foreign VIP Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Energy Equipment & Services 1.8%
SBM Offshore NV	Netherlands	960,511	$17,870,169
Tenaris SA	Italy	570,849	6,433,795

			24,303,964

Food & Staples Retailing 3.1%
Matsumotokiyoshi Holdings Co. Ltd.	Japan	347,500	13,541,868
Seven & i Holdings Co. Ltd.	Japan	360,100	13,264,139
Sundrug Co. Ltd.	Japan	410,400	14,935,652

			41,741,659

Health Care Providers & Services 0.8%
Sinopharm Group Co. Ltd., H	China	2,794,800	10,203,927

Household Durables 1.6%
Panasonic Corp.	Japan	2,272,100	21,524,058

Industrial Conglomerates 2.7%
CK Hutchison Holdings Ltd.	Hong Kong	3,873,500	36,934,031

Interactive Media & Services 1.3%
[a] Baidu Inc., ADR	China	138,230	17,472,272

Marine 0.6%
A.P. Moeller-Maersk AS, B	Denmark	5,208	7,509,675

Media 0.8%
SES SA, IDR	Luxembourg	809,562	11,348,541

Metals & Mining 5.1%
Alamos Gold Inc., A	Canada	3,063,752	18,443,787
Sumitomo Metal Mining Co. Ltd.	Japan	603,700	19,687,259
Wheaton Precious Metals Corp.	Canada	1,040,700	30,966,154

			69,097,200

Multi-Utilities 2.7%
E.ON SE	Germany	1,722,486	18,397,339
Veolia Environnement SA	France	671,188	17,846,607

			36,243,946

Oil, Gas & Consumable Fuels 11.8%
BP PLC	United Kingdom	5,505,186	34,385,976
Eni SpA	Italy	1,751,379	27,194,707
Equinor ASA	Norway	1,032,386	20,641,839
Galp Energia SGPS SA, B	Portugal	844,528	14,111,729
Husky Energy Inc.	Canada	1,163,600	9,336,757
Royal Dutch Shell PLC, B	United Kingdom	1,043,010	30,936,779
Total SA	France	418,732	23,103,681

			159,711,468

Pharmaceuticals 11.6%
Astellas Pharma Inc.	Japan	596,100	10,257,253
Bayer AG	Germany	412,732	33,700,713
Merck KGaA	Germany	175,053	20,681,594
Novartis AG	Switzerland	128,920	12,243,836
Roche Holding AG	Switzerland	79,825	25,903,013

Annual Report	TF-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Foreign VIP Fund (continued)

	Country	Shares	Value

Common Stocks (continued)

Pharmaceuticals (continued)

Sanofi	France	209,983	$21,104,205

Takeda Pharmaceutical Co. Ltd.	Japan	816,694	32,555,035

			156,445,649

Real Estate Management & Development 3.1%

CK Asset Holdings Ltd.	Hong Kong	3,078,200	22,220,493

Mitsui Fudosan Co. Ltd.	Japan	767,500	18,870,578

Swire Pacific Ltd., A	Hong Kong	90,800	843,643

			41,934,714

Semiconductors & Semiconductor Equipment 5.2%

Infineon Technologies AG	Germany	590,665	13,453,370

NXP Semiconductors NV	Netherlands	221,300	28,162,637

Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	2,587,000	28,628,163

			70,244,170

Specialty Retail 1.0%

Kingfisher PLC	United Kingdom	4,640,268	13,336,392

Technology Hardware, Storage & Peripherals 4.8%

Samsung Electronics Co. Ltd.	South Korea	1,337,964	64,583,942

Wireless Telecommunication Services 3.3%

China Mobile Ltd.	China	1,821,000	15,306,841

Vodafone Group PLC, ADR	United Kingdom	1,512,103	29,228,951

			44,535,792

Total Common Stocks (Cost $1,116,248,012)			1,276,756,361

Short Term Investments (Cost $70,825,763) 5.2%

Money Market Funds 5.2%

[b,c] Institutional Fiduciary Trust Money Market Portfolio, 1.26%	United States	70,825,763	70,825,763

Total Investments (Cost $1,187,073,775) 99.6%			1,347,582,124

Other Assets, less Liabilities 0.4%			5,859,442

Net Assets 100.0%			$1,353,441,566

See Abbreviations on page TF-23.

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

TF-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Templeton Foreign VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,116,248,012
Cost - Non-controlled affiliates (Note 3e)	70,825,763

Value - Unaffiliated issuers	$1,276,756,361
Value - Non-controlled affiliates (Note 3e)	70,825,763
Receivables:
Investment securities sold	494,328
Capital shares sold	70,547
Dividends	8,442,994
European Union tax reclaims	851,866
Other assets	165

Total assets	1,357,442,024

Liabilities:
Payables:
Investment securities purchased	1,689,770
Capital shares redeemed	737,263
Management fees	886,909
Distribution fees	267,257
Reports to shareholders	202,736
Accrued expenses and other liabilities	216,523

Total liabilities	4,000,458

Net assets, at value	$1,353,441,566

Net assets consist of:
Paid-in capital	$1,199,267,363
Total distributable earnings (losses)	154,174,203

Net assets, at value	$1,353,441,566

Class 1:
Net assets, at value	$ 121,947,913

Shares outstanding	8,568,140

Net asset value and maximum offering price per share	$14.23

Class 2:
Net assets, at value	$1,117,813,122

Shares outstanding	80,216,519

Net asset value and maximum offering price per share	$13.93

Class 4:
Net assets, at value	$ 113,680,531

Shares outstanding	8,008,045

Net asset value and maximum offering price per share	$14.20

The accompanying notes are an integral part of these financial statements. | Annual Report	TF-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Templeton Foreign VIP Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$52,458,556
Non-controlled affiliates (Note 3e)	1,028,147
Interest:
Unaffiliated issuers	4,197
Income from securities loaned:
Non-controlled affiliates (Note 3e)	254,421

Total investment income	53,745,321

Expenses:
Management fees (Note 3a)	10,579,830
Distribution fees: (Note 3c)
Class 2	2,711,228
Class 4	397,414
Custodian fees (Note 4)	136,162
Reports to shareholders	253,150
Professional fees	105,663
Trustees’ fees and expenses	7,868
Other	48,047

Total expenses	14,239,362
Expenses waived/paid by affiliates (Note 3e)	(244,795)

Net expenses	13,994,567

Net investment income	39,750,754

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(42,774,216)
Foreign currency transactions	(165,905)

Net realized gain (loss)	(42,940,121)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	161,088,553
Translation of other assets and liabilities denominated in foreign currencies	(44,012)

Net change in unrealized appreciation (depreciation)	161,044,541

Net realized and unrealized gain (loss)	118,104,420

Net increase (decrease) in net assets resulting from operations	$157,855,174

*Foreign taxes withheld on dividends	$4,376,801

TF-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Foreign VIP Fund

	Year Ended December 31,

	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 39,750,754	$ 26,739,957
Net realized gain (loss)	(42,940,121)	97,768,736
Net change in unrealized appreciation (depreciation)	161,044,541	(367,924,342)

Net increase (decrease) in net assets resulting from operations	157,855,174	(243,415,649)

Distributions to shareholders:
Class 1	(3,542,825)	(3,961,619)
Class 2	(29,727,357)	(33,465,356)
Class 4	(2,819,837)	(3,521,973)

Total distributions to shareholders	(36,090,019)	(40,948,948)

Capital share transactions: (Note 2)
Class 1	(3,622,678)	(12,722,479)
Class 2	(41,982,881)	(102,793,664)
Class 4	(22,867,835)	(7,072,417)

Total capital share transactions	(68,473,394)	(122,588,560)

Net increase (decrease) in net assets	53,291,761	(406,953,157)
Net assets:
Beginning of year	1,300,149,805	1,707,102,962

End of year	$1,353,441,566	$1,300,149,805

The accompanying notes are an integral part of these financial statements. | Annual Report	TF-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Foreign VIP Fund

1.   Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

TF-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2019, the Fund had no securities on loan.

d.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Annual Report	TF-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

1.   Organization and Significant Accounting

Policies (continued)

d.   Income and Deferred Taxes (continued)

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TF-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

2.   Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	315,303	$4,277,207	438,905	$6,719,723

Shares issued in reinvestment of distributions	273,789	3,542,825	263,056	3,961,619

Shares redeemed	(844,252)	(11,442,710)	(1,543,257)	(23,403,821)

Net increase (decrease)	(255,160)	$(3,622,678)	(841,296)	$(12,722,479)

Class 2 Shares:

Shares sold	7,564,257	$99,786,234	7,214,702	$104,866,589

Shares issued in reinvestment of distributions	2,342,581	29,727,357	2,265,765	33,465,356

Shares redeemed	(12,910,655)	(171,496,472)	(16,372,436)	(241,125,609)

Net increase (decrease)	(3,003,817)	$(41,982,881)	(6,891,969)	$(102,793,664)

Class 4 Shares:

Shares sold	784,963	$10,500,046	1,564,942	$23,205,250

Shares issued in reinvestment of distributions	218,085	2,819,837	234,330	3,521,973

Shares redeemed	(2,661,084)	(36,187,718)	(2,311,503)	(33,799,640)

Net increase (decrease)	(1,658,036)	$(22,867,835)	(512,231)	$(7,072,417)

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Templeton Investment Counsel, LLC (TIC)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report	TF-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

3.   Transactions with Affiliates (continued)

a.   Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.900%	Up to and including $200 million

0.810%	Over $200 million, up to and including $700 million

0.775%	Over $700 million, up to and including $1.2 billion

0.750%	Over $1.2 billion, up to and including $1.3 billion

0.675%	Over $1.3 billion, up to and including $10 billion

0.655%	Over $10 billion, up to and including $15 billion

0.635%	Over $15 billion, up to and including $20 billion

0.615%	In excess of $20 billion

For the year ended December 31, 2019, the gross effective investment management fee rate was 0.803% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income
Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$49,866,794	$282,622,675	$(261,663,706)	$ —	$ —	$70,825,763	70,825,763	$1,028,147
								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 1.26%	13,003,937	336,062,006	(349,065,943)	—	—	—	—	254,421

Total Affiliated Securities	$62,870,731	$618,684,681	$(610,729,649)	$ —	$ —	$70,825,763		$1,282,568

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, there were no credits earned.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Long term	$43,306,383

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from:
Ordinary income	$24,584,858	$40,948,948
Long term capital gain	11,505,161	—

	$36,090,019	$40,948,948

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

5.   Income Taxes (continued)

At December 31, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,190,574,785

Unrealized appreciation	$241,602,360
Unrealized depreciation	(84,595,021)

Net unrealized appreciation (depreciation)	$157,007,339

Distributable earnings:
Undistributed ordinary income	$39,574,338

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $356,343,297 and $450,547,584, respectively.

7.   Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8.   Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

9.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources

(observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At December 31, 2019, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

IDR	International Depositary Receipt

Annual Report	TF-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Templeton Foreign VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Foreign VIP Fund (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

TF-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Foreign VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $11,505,161 as a long term capital gain dividend for the fiscal year ended December 31, 2019.

At December 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2020 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

Annual Report	TF-25

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Templeton Global Bond VIP Fund

This annual report for Templeton Global Bond VIP Fund covers the fiscal year ended December 31, 2019.

Class 1 Performance Summary as of December 31, 2019

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/19	1-Year	5-Year	10-Year
Average Annual Total Return	+2.26%**	+1.11%	+3.75%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

**Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/19 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/10–12/31/19)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the J.P. Morgan (JPM) Global Government Bond Index (GGBI), the FTSE World Government Bond Index (WGBI) and the Consumer Price Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

***Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

****Source: Bureau of Labor Statistics, bls.gov/cpi. Please see Index Descriptions following the Fund Summaries.

Annual Report	TGB-1

TEMPLETON GLOBAL BOND VIP FUND

Fund Goal and Main Investments

The Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Fund Risks

All investments involve risks, including possible loss of principal. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities market. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the J.P.Morgan GGBI posted a +6.02% total return and the FTSE WGBI posted a +5.90% total return for the same period.1

Economic and Market Overview

Global financial markets started 2019 on a positive note, with rallies in risk assets through much of the first quarter after a volatile end to 2018. However, escalating trade tensions between the U.S. and China sporadically resurfaced throughout the year, leading to broad resurgences in global

Geographic Composition*

Based on Total Net Assets as of 12/31/19

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**The Fund’s supranational investment was denominated in the Mexican peso.

risk aversion that intermittently affected market valuations. Both the U.S. Federal Reserve (Fed) and the European Central Bank (ECB) increasingly cited trade uncertainties and global risks as policy concerns during the year, with the Fed building a case for rate cuts and the ECB signaling that additional monetary accommodation could arrive in the Fall.

The Fed took a dovish turn at its January 2019 meeting, halting its series of rate hikes from 2018 and removing its prior statement that “some further gradual increases in the target range for the federal funds rate” would be consistent with economic activity and inflation objectives. Policy guidance turned even further dovish at the March meeting as the Fed kept rates unchanged and moderately downgraded U.S. growth forecasts for 2019 and 2020. The Fed ultimately kept the federal funds target rate unchanged at its May and June meetings before cutting rates for the first time in more than a decade at its July meeting. The rate cut was 25 basis points (bps). In August, the Fed discontinued its monthly pace of balance sheet unwinding, two months earlier than originally forecast. It then consecutively cut rates 25 bps at its September and October meetings to a range of 1.50% to 1.75%, before signaling that it would likely keep rates unchanged going forward, barring a material change in the economic outlook.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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TEMPLETON GLOBAL BOND VIP FUND

The shifts in monetary policy affected the shape of the U.S. Treasury (UST) yield curve throughout the year. A yield curve inversion from the three-month UST bill to the 10-year UST note took hold in May, reaching a low of 50 bps of spread inversion in late August. However, the Fed provided updated forward guidance in September and October that enabled the curve to steepen, erasing the inversion as the front end rallied lower while longer-term UST yields rose. The curve continued to steepen through the end of the year, as the Fed kept rates unchanged at its December meeting with the first 10-0 consensus policy vote since May. The updated dot plot in December indicated that a strong majority of Fed officials expected rates to remain unchanged through the end of 2020.

In our view, longer-term USTs appeared vulnerable to a potential rate shock given rising deficit spending, rising debt issuance and over-levered financial markets. Additionally, inflation risks remained significantly underpriced, in our view, given supply chain disruptions, immigration restrictions and exceptional tightness in the labor market. Given each of these factors, we believed longer-term USTs remained highly overvalued. The Fed can control short-term rates, but it cannot always control the economic and technical pressures on the longer end of the curve. We believed the yield curve inversion was overdone and that longer-term UST yields would rise.

Despite escalating trade disputes between the U.S. and China during much of the year, including a peak in retaliatory measures by each country in August, the U.S. and China appeared to reach agreement on a “phase one” trade deal in December, expected to be ratified on January 15. The potential resolution bolstered market sentiment, driving risk asset valuations higher in several markets across the globe. However, we continued to monitor the broader implications of trade tensions on multiple fronts and the potential ramifications to risk assets in various regions. Despite the positive developments on trade policy, risks for additional disputes remained elevated, in our view.

In Europe, the ECB kept its policy rate unchanged (0.0% main refinancing operations, -0.40% deposit facility) for most of the reporting period, but delivered on an anticipated stimulus package at its September meeting, dropping the deposit rate to -0.5% and scheduling the re-start of its quantitative easing (QE) program in November, at a pace of €20 billion in bond purchases per month. Mario Draghi kept rates unchanged at his final meeting as ECB president in October, before Christine Lagarde took over the post in November. Lagarde held her first policy meeting in December, keeping rates and the QE program unchanged, as largely expected. During the reporting period, it appeared Lagarde would maintain continuity with the policy framework she inherited from her predecessor, indicating her support for negative rates by commenting that the ECB has “done the right thing to act in favor of jobs and growth rather than the protection of savers.” We expected the euro to weaken against the U.S. dollar during the period on continued monetary accommodation from the ECB, as well as unresolved structural vulnerabilities in the eurozone.

The Bank of Japan (BOJ) kept monetary policy unchanged during the reporting period, retaining its 0.0% yield target on the 10-year Japanese government bond and its -0.1% target on the overnight rate. However, BOJ Governor Haruhiko Kuroda increasingly indicated a willingness to cut rates at future meetings if there were risks to achieving the 2.0% inflation target. We expected monetary policy to remain highly accommodative during the reporting period, but our expectations for weakness in the Japanese yen against the U.S. dollar shifted to expectations for strength on softer policy divergence between the Fed and BOJ, and the yen’s potential to rally as a perceived safe haven during periods of risk aversion, given Japan’s strong external balances.

A number of central banks around the world followed the dovish directions of the Fed and the ECB in 2019, taking the opportunity to cut their own domestic rates. Notably, Mexico and Indonesia cut their policy rates by 100 bps, India cut by 135 bps and Brazil cut by 200 bps. Overall, sovereign bond yields declined across much of the world during the reporting period. The yield on the 10-year UST note finished the period 77 bps lower at 1.92%, and the yield on the 10-year German Bund fell 43 bps to finish at -0.19%, after reaching its lowest level on record in August (-0.71%). On the whole, long-duration exposures tended to perform well in most markets, while currency valuations were more idiosyncratic to individual country dynamics.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and regularly utilize currency and cross currency forward contracts and may also use currency and currency index futures contracts and other derivative instruments.

Annual Report	TGB-3

TEMPLETON GLOBAL BOND VIP FUND

Currency Composition*

12/31/19

	% of Total Net Assets

Americas	87.0%

U.S. Dollar	63.1%

Brazilian Real	10.4%

Mexican Peso	10.2%

Argentine Peso	1.8%

Colombian Peso	1.5%

Canadian Dollar	0.0%	**

Asia Pacific	26.7%

Japanese Yen	34.1%

Indonesian Rupiah	4.3%

Indian Rupee	0.1%

New Zealand Dollar	0.0%	**

South Korean Won	0.0%	**

Australian Dollar	-11.8%

Middle East & Africa	1.3%

Ghanaian Cedi	1.3%

Europe	-14.9%

Norwegian Krone	7.8%

Swiss Franc	5.2%

Swedish Krona	4.8%

Euro	-32.7%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Manager’s Discussion

During the reporting period the strategy continued to seek select duration exposures in countries that have attractive risk-adjusted yields, strong or improving economic fundamentals and prudent fiscal and monetary policies.

Several emerging markets continued to offer significantly higher yields than those available in the developed markets. The strategy also maintained negative duration exposure to longer-term U.S. Treasuries as the team believed that inflation pressures, rising deficit spending and surging levels of debt issuance were significantly underpriced risks in the longer-term U.S. Treasury markets. The strategy also increased its allocations to undervalued safe-haven assets to hedge against global financial market risks associated with geopolitical tensions and price distortions from ongoing loose monetary policy across the developed world, notably including the Japanese yen, Swiss franc, Swedish krona and Norwegian krone. The strategy held a net-negative position in the euro to hedge against broad-based U.S. dollar strength and unresolved structural risks across Europe, and a net-negative position in the Australian dollar to hedge against broad emerging market risks. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the Fund’s positive absolute performance was primarily attributable to currency positions. Interest-rate strategies detracted from absolute results, while sovereign credit exposures had a largely neutral effect. Among currencies, the Fund’s net-negative position in the euro contributed to absolute performance, as did its position in the Indonesian rupiah. However, currency positions in Latin America detracted from absolute results (the Argentine peso detracted, while the Mexican peso contributed). The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Negative duration exposure to U.S. Treasuries detracted from absolute results, while select duration exposures in Asia ex-Japan (Indonesia and India) and Latin America (Brazil) contributed.

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TEMPLETON GLOBAL BOND VIP FUND

On a relative basis, the Fund underperformed its benchmark due to interest-rate strategies. Currency positions contributed to relative results, while sovereign credit exposures had a largely neutral effect. Underweighted duration exposures in the U.S. and Japan detracted from relative performance, as did select underweighted duration exposures in Europe and a lack of duration exposure in the U.K. However, select overweighted duration exposures in Asia ex-Japan (Indonesia and India) and Latin America (Brazil) contributed to relative results. Among currencies, the Fund’s underweighted position in the euro contributed to relative performance, as did its overweighted position in the Indonesian rupiah. However, overweighted currency positions in Latin America detracted from relative results (the Argentine peso detracted, while the Mexican peso contributed).

Thank you for your participation in Templeton Global Bond VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	TGB-5

TEMPLETON GLOBAL BOND VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/19[1,2]	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/19[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$990.50	$1.91	$1,023.29	$1.94	0.38%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

TGB-6	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Global Bond VIP Fund

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.54	$17.17	$16.85	$16.34	$18.56

Income from investment operations[a]:

Net investment income[b]	0.89	0.88	0.83	0.62	0.52

Net realized and unrealized gains (losses)	(0.54)	(0.51)	(0.46)	(0.10)	(1.22)

Total from investment operations	0.35	0.37	0.37	0.52	(0.70)

Less distributions from:

Net investment income and net foreign currency gains	(1.26)	—	—	—	(1.43)

Net realized gains	—	—	(0.05)	(0.01)	(0.09)

Total distributions	(1.26)	—	(0.05)	(0.01)	(1.52)

Net asset value, end of year	$16.63	$17.54	$17.17	$16.85	$16.34

Total return[c]	1.89%	2.15%	2.15%	3.21%	(4.10)%

Ratios to average net assets

Expenses before waiver and payments by affiliates and expense reduction	0.53%	0.56%	0.53%	0.53%	0.52%

Expenses net of waiver and payments by affiliates	0.44%	0.47%	0.46%	0.48%	0.52% [d]

Expenses net of waiver and payments by affiliates and expense reduction	0.42%	0.45%	0.46% [e]	0.48% [e]	0.52% [d,e]

Net investment income	5.22%	5.09%	4.81%	3.88%	2.99%

Supplemental data

Net assets, end of year (000’s)	$322,794	$285,046	$286,502	$241,792	$292,802

Portfolio turnover rate	22.58%	18.22%	37.97%	59.00%	51.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.83	$16.51	$16.25	$15.80	$17.99

Income from investment operations[a]:

Net investment income[b]	0.82	0.81	0.76	0.56	0.46

Net realized and unrealized gains (losses)	(0.53)	(0.49)	(0.45)	(0.10)	(1.17)

Total from investment operations	0.29	0.32	0.31	0.46	(0.71)

Less distributions from:

Net investment income and net foreign currency gains	(1.21)	—	—	—	(1.39)

Net realized gains	—	—	(0.05)	(0.01)	(0.09)

Total distributions	(1.21)	—	(0.05)	(0.01)	(1.48)

Net asset value, end of year	$15.91	$16.83	$16.51	$16.25	$15.80

Total return[c]	1.63%	1.94%	1.93%	2.94%	(4.30)%

Ratios to average net assets

Expenses before waiver and payments by affiliates and expense reduction	0.78%	0.81%	0.78%	0.78%	0.77%

Expenses net of waiver and payments by affiliates	0.69%	0.72%	0.71%	0.73%	0.77% [d]

Expenses net of waiver and payments by affiliates and expense reduction	0.67%	0.70%	0.71% [e]	0.73% [e]	0.77% [d,e]

Net investment income	4.97%	4.84%	4.56%	3.63%	2.74%

Supplemental data

Net assets, end of year (000’s)	$2,389,610	$2,544,900	$2,730,081	$2,812,535	$2,971,667

Portfolio turnover rate	22.58%	18.22%	37.97%	59.00%	51.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

TGB-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 4

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.19	$16.88	$16.62	$16.18	$18.38

Income from investment operations[a]:

Net investment income[b]	0.82	0.81	0.76	0.56	0.46

Net realized and unrealized gains (losses)	(0.55)	(0.50)	(0.45)	(0.11)	(1.21)

Total from investment operations	0.27	0.31	0.31	0.45	(0.75)

Less distributions from:

Net investment income and net foreign currency gains	(1.19)	—	—	—	(1.36)

Net realized gains	—	—	(0.05)	(0.01)	(0.09)

Total distributions	(1.19)	—	(0.05)	(0.01)	(1.45)

Net asset value, end of year	$16.27	$17.19	$16.88	$16.62	$16.18

Total return[c]	1.48%	1.84%	1.76%	2.87%	(4.39)%

Ratios to average net assets

Expenses before waiver and payments by affiliates and expense reduction	0.88%	0.91%	0.88%	0.88%	0.87%

Expenses net of waiver and payments by affiliates	0.79%	0.82%	0.81%	0.83%	0.87% [d]

Expenses net of waiver and payments by affiliates and expense reduction	0.77%	0.80%	0.81%[e]	0.83%[e]	0.87% [d,e]

Net investment income	4.87%	4.74%	4.46%	3.53%	2.64%

Supplemental data

Net assets, end of year (000’s)	$90,272	$94,312	$98,934	$96,798	$103,045

Portfolio turnover rate	22.58%	18.22%	37.97%	59.00%	51.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2019

Templeton Global Bond VIP Fund

	Principal Amount	*		Value

Foreign Government and Agency Securities 53.6%

Argentina 1.4%

[a] Argentina Treasury Bill,

Strip, 3/30/20	727,627,800		ARS	$8,716,924

Strip, 4/28/20	372,737,900		ARS	5,705,752

Strip, 5/28/20	18,428,800		ARS	247,759

Strip, 7/29/20	250,727,500		ARS	3,571,061

Strip, 10/29/20	111,260,670		ARS	1,192,200

[a] Argentine Bonos del Tesoro,

18.20%, 10/03/21	820,823,000		ARS	4,380,067

16.00%, 10/17/23	844,288,000		ARS	4,054,197

senior note, 15.50%, 10/17/26	1,668,306,000		ARS	7,520,531

Government of Argentina,

[a,b] FRN, 52.564%, (ARS Badlar + 2.00%), 4/03/22	24,036,000		ARS	207,140

[a,c] Index Linked, 4.00%, 3/06/20	4,138,000		ARS	79,566

senior note, 4.50%, 2/13/20	9,351,000			4,737,123

				40,412,320

Brazil 10.2%

Letra Tesouro Nacional,

Strip, 7/01/20	164,331[d]		BRL	40,047,602

Strip, 4/01/21	25,610[d]		BRL	6,016,225

Strip, 7/01/21	34,210[d]		BRL	7,925,081

Nota do Tesouro Nacional,

10.00%, 1/01/21	38,520[d]		BRL	10,075,369

10.00%, 1/01/23	522,145[d]		BRL	144,434,647

10.00%, 1/01/25	69,029[d]		BRL	19,732,747

10.00%, 1/01/27	194,573[d]		BRL	57,027,393

				285,259,064

Colombia 1.5%

Government of Colombia,

senior bond, 7.75%, 4/14/21	2,386,000,000		COP	749,123

senior bond, 4.375%, 3/21/23	362,000,000		COP	107,900

senior bond, 9.85%, 6/28/27	576,000,000		COP	220,313

Titulos de Tesoreria,

senior bond, B, 11.00%, 7/24/20	9,167,000,000		COP	2,901,358

senior bond, B, 7.00%, 5/04/22	10,237,000,000		COP	3,258,171

senior bond, B, 10.00%, 7/24/24	40,977,000,000		COP	14,787,427

senior bond, B, 7.50%, 8/26/26	35,134,200,000		COP	11,681,517

senior bond, B, 6.00%, 4/28/28	29,113,600,000		COP	8,825,768

				42,531,577

Ghana 1.3%

Government of Ghana,

24.75%, 3/01/21	690,000		GHS	129,752

16.25%, 5/17/21	7,250,000		GHS	1,242,075

24.50%, 6/21/21	80,000		GHS	14,931

24.75%, 7/19/21	1,190,000		GHS	217,887

18.75%, 1/24/22	26,840,000		GHS	4,578,628

TGB-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

	Principal Amount	*		Value

Foreign Government and Agency Securities (continued)

Ghana (continued)

Government of Ghana, (continued)

17.60%, 11/28/22	370,000		GHS	$60,655

19.75%, 3/25/24	26,840,000		GHS	4,544,524

19.00%, 11/02/26	80,510,000		GHS	12,829,028

senior bond, 19.75%, 3/15/32	80,510,000		GHS	12,941,206

senior note, 21.50%, 3/09/20	1,270,000		GHS	223,563

senior note, 18.50%, 6/01/20	500,000		GHS	86,886

senior note, 18.25%, 9/21/20	480,000		GHS	85,630

senior note, 16.50%, 3/22/21	1,730,000		GHS	299,596

				37,254,361

India 8.5%

Government of India,

senior bond, 8.20%, 2/15/22	500,000,000		INR	7,308,586

senior bond, 8.35%, 5/14/22	212,700,000		INR	3,124,054

senior bond, 8.08%, 8/02/22	1,783,000,000		INR	26,123,511

senior bond, 8.13%, 9/21/22	28,000,000		INR	411,489

senior bond, 9.15%, 11/14/24	2,409,000,000		INR	37,204,341

senior note, 8.27%, 6/09/20	1,222,000,000		INR	17,382,832

senior note, 7.80%, 4/11/21	1,980,300,000		INR	28,436,043

senior note, 8.79%, 11/08/21	653,000,000		INR	9,586,112

senior note, 8.15%, 6/11/22	1,621,000,000		INR	23,714,667

senior note, 6.84%, 12/19/22	98,000,000		INR	1,395,664

senior note, 7.16%, 5/20/23	133,700,000		INR	1,917,161

senior note, 8.83%, 11/25/23	2,983,900,000		INR	45,219,121

senior note, 7.68%, 12/15/23	1,376,000,000		INR	20,082,065

senior note, 6.79%, 5/15/27	1,142,800,000		INR	15,975,657

				237,881,303

Indonesia 4.3%

Government of Indonesia,

senior bond, FR34, 12.80%, 6/15/21	324,406,000,000		IDR	25,693,085

senior bond, FR35, 12.90%, 6/15/22	71,229,000,000		IDR	5,922,022

senior bond, FR39, 11.75%, 8/15/23	5,491,000,000		IDR	464,337

senior bond, FR40, 11.00%, 9/15/25	46,856,000,000		IDR	4,054,946

senior bond, FR43, 10.25%, 7/15/22	147,832,000,000		IDR	11,690,791

senior bond, FR44, 10.00%, 9/15/24	4,454,000,000		IDR	365,207

senior bond, FR46, 9.50%, 7/15/23	226,780,000,000		IDR	17,967,598

senior bond, FR47, 10.00%, 2/15/28	12,000,000		IDR	1,011

senior bond, FR52, 10.50%, 8/15/30	6,960,000,000		IDR	619,168

senior bond, FR59, 7.00%, 5/15/27	47,752,000,000		IDR	3,444,199

senior bond, FR61, 7.00%, 5/15/22	244,849,000,000		IDR	18,040,254

senior bond, FR63, 5.625%, 5/15/23	258,951,000,000		IDR	18,300,507

senior bond, FR64, 6.125%, 5/15/28	37,000,000		IDR	2,518

senior bond, FR70, 8.375%, 3/15/24	78,915,000,000		IDR	6,081,269

senior bond, FR71, 9.00%, 3/15/29	51,222,000,000		IDR	4,140,930

Annual Report	TGB-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

	Principal Amount	*		Value

Foreign Government and Agency Securities (continued)

Indonesia (continued)
Government of Indonesia, (continued)

senior bond, FR73, 8.75%, 5/15/31	60,845,000,000		IDR	$4,874,171

				121,662,013

Mexico 13.8%

Government of Mexico,

senior bond, M, 8.00%, 6/11/20	3,814,000	[e]	MXN	20,295,348

senior bond, M, 6.50%, 6/10/21	18,568,200	[e]	MXN	97,825,192

senior bond, M, 6.50%, 6/09/22	20,792,500	[e]	MXN	109,369,579

senior bond, M, 8.00%, 12/07/23	7,653,700	[e]	MXN	42,143,000

senior note, M, 7.25%, 12/09/21	21,545,600	[e]	MXN	114,862,459

[f] Mexican Udibonos, Index Linked, 2.50%, 12/10/20	390,212	[g]	MXN	2,042,832

				386,538,410

Norway 3.8%
[h,i] Government of Norway,

144A, Reg S, 3.75%, 5/25/21	292,429,000		NOK	34,429,996

144A, Reg S, 2.00%, 5/24/23	280,579,000		NOK	32,601,666

144A, Reg S, 3.00%, 3/14/24	235,699,000		NOK	28,610,139

144A, Reg S, 1.75%, 3/13/25	89,312,000		NOK	10,366,297

				106,008,098

South Korea 8.4%

Korea Monetary Stabilization Bond,

senior note, 2.14%, 6/02/20	14,858,000,000		KRW	12,895,172

senior note, 2.05%, 10/05/20	31,280,000,000		KRW	27,201,172

Korea Treasury Bond,

senior note, 1.75%, 6/10/20	7,615,000,000		KRW	6,598,876

senior note, 3.00%, 3/10/23	3,919,000,000		KRW	3,555,113

senior note, 2.25%, 9/10/23	88,312,000,000		KRW	78,535,720

senior note, 1.875%, 3/10/24	33,811,000,000		KRW	29,697,429

senior note, 1.375%, 9/10/24	68,301,810,000		KRW	58,811,499

senior note, 3.00%, 9/10/24	18,500,000,000		KRW	17,070,783

				234,365,764

[j] Supranational 0.4%

Inter-American Development Bank, senior bond, 7.50%, 12/05/24	200,000,000		MXN	10,835,562

Total Foreign Government and Agency Securities (Cost $1,705,706,010)				1,502,748,472

U.S. Government and Agency Securities 12.5%

United States 12.5%

U.S. Treasury Note,

1.125%, 7/31/21	15,143,000			15,029,970

1.125%, 8/31/21	162,828,000			161,571,131

1.50%, 8/31/21	146,172,000			145,932,893

1.125%, 9/30/21	3,497,000			3,468,088

1.50%, 9/30/21	15,768,000			15,742,483

2.125%, 12/31/21	3,953,000			3,994,169

TGB-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Principal Amount	*		Value

U.S. Government and Agency Securities (continued)
United States (continued)
U.S. Treasury Note, (continued)

2.625%, 7/15/21		3,801,000			$3,860,335

Total U.S. Government and Agency Securities (Cost $350,270,002)					349,599,069

	Number of Contracts	Notional Amount	*

Options Purchased 0.2%

Calls - Over-the-Counter

Currency Options 0.1%

AUD/JPY, Counterparty CITI, January Strike Price 79.00 JPY, Expires 1/23/20	1	31,568,000		AUD	4,674

AUD/JPY, Counterparty CITI, February Strike Price 79.45 JPY, Expires 2/12/20	1	16,870,000		AUD	6,534

AUD/JPY, Counterparty CITI, February Strike Price 82.35 JPY, Expires 2/12/20	1	2,664,000		AUD	73

AUD/JPY, Counterparty CITI, April Strike Price 79.30 JPY, Expires 4/22/20	1	14,227,000		AUD	32,772

AUD/JPY, Counterparty CITI, May Strike Price 84.00 JPY, Expires 5/06/20	1	11,838,000		AUD	2,525

AUD/JPY, Counterparty CITI, May Strike Price 86.63 JPY, Expires 5/06/20	1	13,022,000		AUD	1,005

AUD/JPY, Counterparty CITI, May Strike Price 78.75 JPY, Expires 5/07/20	1	11,838,000		AUD	43,782

AUD/JPY, Counterparty CITI, May Strike Price 85.50 JPY, Expires 5/07/20	1	47,352,000		AUD	5,249

AUD/JPY, Counterparty CITI, November Strike Price 84.33 JPY, Expires 11/12/20	1	8,878,000		AUD	13,505

AUD/JPY, Counterparty CITI, December Strike Price 82.15 JPY, Expires 12/21/20	1	35,514,000		AUD	131,220

AUD/USD, Counterparty HSBK, April Strike Price $0.77, Expires 4/30/20	1	14,798,000		AUD	3,364

AUD/USD, Counterparty HSBK, May Strike Price $0.77, Expires 5/04/20	1	18,644,000		AUD	5,324

AUD/USD, Counterparty HSBK, May Strike Price $0.77, Expires 5/07/20	1	11,838,000		AUD	2,542

AUD/USD, Counterparty MSCO, May Strike Price $0.77, Expires 5/12/21	1	21,309,000		AUD	116,457

USD/JPY, Counterparty CITI, March Strike Price 111.15 JPY, Expires 3/20/20	1	29,582,000			39,226

USD/JPY, Counterparty CITI, March Strike Price 111.40 JPY, Expires 3/30/20	1	34,512,000			45,763

USD/JPY, Counterparty CITI, September Strike Price 112.24 JPY, Expires 9/22/20	1	38,210,000			134,881

USD/MXN, Counterparty CITI, March Strike Price 20.78 MXN, Expires 3/09/20	1	19,068,000			15,026

USD/MXN, Counterparty CITI, March Strike Price 18.40 MXN, Expires 3/30/20	1	11,441,000			473,051

USD/MXN, Counterparty CITI, March Strike Price 21.92 MXN, Expires 3/30/20	1	17,162,000			7,500

USD/MXN, Counterparty CITI, May Strike Price 20.50 MXN, Expires 5/11/20	1	21,843,000			96,917

USD/MXN, Counterparty CITI, May Strike Price 20.09 MXN, Expires 5/12/20	1	19,994,000			137,979

USD/MXN, Counterparty CITI, May Strike Price 20.92 MXN, Expires 5/12/20	1	7,801,000			23,520

USD/MXN, Counterparty CITI, May Strike Price 20.87 MXN, Expires 5/14/20	1	43,998,000			143,566

USD/MXN, Counterparty CITI, May Strike Price 20.58 MXN, Expires 5/15/20	1	13,730,000			59,684

USD/MXN, Counterparty CITI, July Strike Price 21.03 MXN, Expires 7/30/20	1	12,204,000			81,864

USD/MXN, Counterparty CITI, September Strike Price 21.94 MXN, Expires 9/03/20	1	47,671,000			230,632

USD/MXN, Counterparty CITI, September Strike Price 21.70 MXN, Expires 9/08/20	1	47,623,000			276,261

Annual Report	TGB-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

	Number of Contracts	Notional Amount	*		Value

Options Purchased (continued)

Calls - Over-the-Counter (continued)

Currency Options (continued)

USD/MXN, Counterparty CITI, September Strike Price 20.85 MXN, Expires 9/17/20	1	43,738,000			$475,038

USD/MXN, Counterparty GSCO, March Strike Price 21.20 MXN, Expires 3/12/20	1	45,800,000			24,045

USD/MXN, Counterparty JPHQ, April Strike Price 20.11 MXN, Expires 4/24/20	1	21,999,000			118,377

USD/MXN, Counterparty JPHQ, May Strike Price 20.47 MXN, Expires 5/13/20	1	25,142,000			117,841

USD/MXN, Counterparty JPHQ, July Strike Price 20.90 MXN, Expires 7/27/20	1	12,571,000			90,059

USD/MXN, Counterparty MSCO, February Strike Price 19.65 MXN, Expires 2/20/20	1	76,275,000			200,985

USD/MXN, Counterparty MSCO, February Strike Price 20.98 MXN, Expires 2/20/20	1	38,137,000			9,611

USD/MXN, Counterparty MSCO, March Strike Price 21.58 MXN, Expires 3/05/20	1	38,137,000			10,144

USD/MXN, Counterparty MSCO, March Strike Price 24.81 MXN, Expires 3/05/20	1	19,068,000			381

USD/MXN, Counterparty MSCO, March Strike Price 21.36 MXN, Expires 3/10/20	1	71,507,000			29,103

USD/MXN, Counterparty MSCO, March Strike Price 20.90 MXN, Expires 3/12/20	1	12,400,000			9,337

USD/MXN, Counterparty MSCO, June Strike Price 21.45 MXN, Expires 6/15/20	1	12,400,000			35,786

USD/MXN, Counterparty MSCO, September Strike Price 22.33 MXN, Expires 9/04/20	1	38,137,000			148,963

USD/MXN, Counterparty MSCO, September Strike Price 25.97 MXN, Expires 9/04/20	1	38,137,000			30,052

					3,434,618

Puts - Over-the-Counter

Currency Options 0.1%

AUD/JPY, Counterparty CITI, May Strike Price 69.54 JPY, Expires 5/06/20	1	9,470,000		AUD	21,030

AUD/JPY, Counterparty CITI, May Strike Price 70.65 JPY, Expires 5/06/20	1	5,919,000		AUD	17,705

AUD/JPY, Counterparty CITI, May Strike Price 74.48 JPY, Expires 5/06/20	1	9,470,000		AUD	84,300

AUD/JPY, Counterparty CITI, May Strike Price 75.05 JPY, Expires 5/06/20	1	5,919,000		AUD	62,441

AUD/JPY, Counterparty CITI, May Strike Price 65.55 JPY, Expires 5/07/20	1	5,919,000		AUD	4,876

AUD/JPY, Counterparty CITI, May Strike Price 73.25 JPY, Expires 5/07/20	1	19,730,000		AUD	123,512

AUD/JPY, Counterparty CITI, July Strike Price 72.00 JPY, Expires 7/21/20	1	71,027,000		AUD	537,731

AUD/JPY, Counterparty CITI, November Strike Price 66.78 JPY, Expires 11/12/20	1	4,439,000		AUD	22,821

AUD/JPY, Counterparty CITI, November Strike Price 69.18 JPY, Expires 11/12/20	1	2,664,000		AUD	20,316

AUD/JPY, Counterparty CITI, November Strike Price 72.78 JPY, Expires 11/12/20	1	11,098,000		AUD	157,054

AUD/JPY, Counterparty CITI, November Strike Price 74.00 JPY, Expires 11/12/20	1	7,990,000		AUD	140,216

AUD/JPY, Counterparty CITI, December Strike Price 65.85 JPY, Expires 12/21/20	1	17,757,000		AUD	94,653

AUD/USD, Counterparty HSBK, April Strike Price $0.68, Expires 4/30/20	1	19,730,000		AUD	64,525

AUD/USD, Counterparty HSBK, May Strike Price $0.68, Expires 5/04/20	1	24,662,000		AUD	68,663

AUD/USD, Counterparty HSBK, May Strike Price $0.66, Expires 5/05/20	1	19,730,000		AUD	32,325

TGB-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

	Number of Contracts	Notional Amount	*		Value

Options Purchased (continued)

Puts - Over-the-Counter (continued)

Currency Options (continued)

AUD/USD, Counterparty HSBK, May Strike Price $0.65, Expires 5/07/20	1	23,676,000		AUD	$22,759

AUD/USD, Counterparty HSBK, May Strike Price $0.68, Expires 5/07/20	1	11,838,000		AUD	35,717

AUD/USD, Counterparty MSCO, August Strike Price $0.67, Expires 8/12/20	1	67,082,000		AUD	324,205

USD/JPY, Counterparty CITI, March Strike Price 100.11 JPY, Expires 3/20/20	1	29,582,000			16,389

USD/JPY, Counterparty CITI, March Strike Price 105.29 JPY, Expires 3/20/20	1	59,164,000			185,302

USD/JPY, Counterparty CITI, March Strike Price 104.61 JPY, Expires 3/30/20	1	69,025,000			201,760

USD/JPY, Counterparty CITI, September Strike Price 104.48 JPY, Expires 9/22/20	1	76,420,000			909,245

USD/MXN, Counterparty CITI, March Strike Price 18.35 MXN, Expires 3/06/20	1	20,319,000			22,879

USD/MXN, Counterparty CITI, March Strike Price 18.68 MXN, Expires 3/09/20	1	14,301,000			52,041

USD/MXN, Counterparty CITI, May Strike Price 18.31 MXN, Expires 5/14/20	1	11,000,000			26,774

USD/MXN, Counterparty CITI, September Strike Price 19.11 MXN, Expires 9/03/20	1	23,836,000			341,689

USD/MXN, Counterparty GSCO, March Strike Price 18.57 MXN, Expires 3/12/20	1	7,630,000			19,403

USD/MXN, Counterparty JPHQ, January Strike Price 18.50 MXN, Expires 1/27/20	1	9,428,000			5,449

USD/MXN, Counterparty MSCO, March Strike Price 18.92 MXN, Expires 3/10/20	1	9,534,000			73,564

					3,689,344

Total Options Purchased (Cost $25,728,033)					7,123,962

Total Investments before Short Term Investments (Cost $2,081,704,045)					1,859,471,503

	Principal Amount	*

Short Term Investments 31.2%

Foreign Government and Agency Securities 6.4%

Argentina 0.1%

[a] Argentina Treasury Bill,

[k] 2/26/20 - 5/13/20	213,440,180		ARS	2,472,579

Strip, 8/27/20	55,163,710		ARS	631,486
[a,b] Government of Argentina, FRN, 70.253%, (ARPP7DRR), 6/21/20	33,173,610		ARS	290,168

				3,394,233

Brazil 0.1%

Letra Tesouro Nacional, Strip, 1/01/20	14,770	[d]	BRL	3,673,940

Annual Report	TGB-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Principal Amount	*		Value

Short Term Investments (continued)

Foreign Government and Agency Securities (continued)

Japan 4.4%

[k] Japan Treasury Discount Bill,

1/14/20 - 9/23/20		10,261,900,000		JPY	$94,460,695

1/27/20		3,147,000,000		JPY	28,961,145

					123,421,840

Mexico 0.7%

[k] Mexico Treasury Bill, 1/02/20 - 2/27/20		34,885,960[l]		MXN	18,264,160

Norway 0.8%
[h,i,k] Norway Treasury Bill, 144A, Reg S, 3/18/20 - 9/16/20		199,761,000		NOK	22,659,429

South Korea 0.3%

Korea Monetary Stabilization Bond, senior note, 2.16%, 2/02/20		7,615,000,000		KRW	6,592,038

Total Foreign Government and Agency Securities (Cost $177,374,759)					178,005,640

U.S. Government and Agency Securities (Cost $3,897,414) 0.1%

United States 0.1%

U.S. Treasury Note, 1.25%, 1/31/20		3,900,000			3,898,777

Total Investments before Money Market Funds (Cost $2,262,976,218)					2,041,375,920

		Shares

Money Market Funds (Cost $691,092,548) 24.7%

United States 24.7%
[m,n] Institutional Fiduciary Trust Money Market Portfolio, 1.26%		691,092,548			691,092,548

Total Investments (Cost $2,954,068,766) 97.5%					2,732,468,468

Options Written (0.5)%					(13,186,703)

Other Assets, less Liabilities 3.0%					83,394,741

Net Assets 100.0%					$2,802,676,506

	Number of Contracts	Notional Amount	*

[o] Options Written (0.5)%

Calls - Over-the-Counter

Currency Options (0.2)%

AUD/JPY, Counterparty CITI, January Strike Price 76.70 JPY, Expires 1/23/20	1	27,603,000		AUD	(89,053)

AUD/JPY, Counterparty CITI, February Strike Price 75.90 JPY, Expires 2/12/20	1	16,870,000		AUD	(152,352)

AUD/JPY, Counterparty CITI, February Strike Price 77.28 JPY, Expires 2/12/20	1	8,878,000		AUD	(28,723)

AUD/JPY, Counterparty CITI, February Strike Price 78.18 JPY, Expires 2/12/20	1	5,327,000		AUD	(7,431)

AUD/JPY, Counterparty CITI, April Strike Price 75.95 JPY, Expires 4/22/20	1	14,227,000		AUD	(185,173)

AUD/JPY, Counterparty CITI, May Strike Price 76.00 JPY, Expires 5/06/20	1	24,860,000		AUD	(332,621)

TGB-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

	Number of Contracts	Notional Amount	*		Value

[o] Options Written (continued)

Calls - Over-the-Counter (continued)

Currency Options (continued)

AUD/JPY, Counterparty CITI, May Strike Price 76.50 JPY, Expires 5/07/20	1	23,676,000		AUD	$(260,547)

AUD/JPY, Counterparty CITI, May Strike Price 77.35 JPY, Expires 5/07/20	1	11,838,000		AUD	(89,391)

AUD/JPY, Counterparty CITI, December Strike Price 75.70 JPY, Expires 12/21/20	1	35,514,000		AUD	(791,309)

AUD/USD, Counterparty HSBK, April Strike Price $0.71, Expires 4/30/20	1	14,798,000		AUD	(114,006)

AUD/USD, Counterparty HSBK, May Strike Price $0.71, Expires 5/04/20	1	18,644,000		AUD	(176,143)

AUD/USD, Counterparty HSBK, November Strike Price $0.71, Expires 11/05/20	1	11,838,000		AUD	(171,870)

AUD/USD, Counterparty HSBK, November Strike Price $0.80, Expires 11/05/20	1	23,676,000		AUD	(20,184)

AUD/USD, Counterparty HSBK, May Strike Price $0.78, Expires 5/05/21	1	19,730,000		AUD	(84,986)

AUD/USD, Counterparty MSCO, August Strike Price $0.74, Expires 8/12/20	1	25,156,000		AUD	(108,605)

AUD/USD, Counterparty MSCO, May Strike Price $0.74, Expires 5/12/21	1	42,617,000		AUD	(481,276)

USD/JPY, Counterparty CITI, March Strike Price 108.91 JPY, Expires 3/20/20	1	59,164,000			(387,643)

USD/JPY, Counterparty CITI, March Strike Price 109.16 JPY, Expires 3/30/20	1	69,025,000			(419,396)

USD/JPY, Counterparty CITI, September Strike Price 108.77 JPY, Expires 9/22/20	1	76,420,000			(937,138)

USD/MXN, Counterparty CITI, January Strike Price 19.96 MXN, Expires 1/30/20	1	6,102,000			(2,807)

USD/MXN, Counterparty CITI, March Strike Price 21.82 MXN, Expires 3/06/20	1	11,853,000			(2,572)

USD/MXN, Counterparty CITI, March Strike Price 19.95 MXN, Expires 3/30/20	1	22,882,000			(95,738)

USD/MXN, Counterparty CITI, May Strike Price 19.34 MXN, Expires 5/12/20	1	9,997,000			(167,270)

USD/MXN, Counterparty CITI, May Strike Price 22.85 MXN, Expires 5/14/20	1	21,999,000			(16,235)

USD/MXN, Counterparty CITI, May Strike Price 22.91 MXN, Expires 5/21/20	1	4,212,000			(3,290)

USD/MXN, Counterparty CITI, September Strike Price 23.00 MXN, Expires 9/03/20	1	23,836,000			(64,643)

USD/MXN, Counterparty CITI, September Strike Price 24.30 MXN, Expires 9/08/20	1	15,874,000			(24,557)

USD/MXN, Counterparty CITI, September Strike Price 20.06 MXN, Expires 9/17/20	1	21,869,000			(425,133)

USD/MXN, Counterparty CITI, September Strike Price 22.40 MXN, Expires 9/17/20	1	21,869,000			(91,653)

USD/MXN, Counterparty GSCO, March Strike Price 19.49 MXN, Expires 3/12/20	1	15,250,000			(94,550)

USD/MXN, Counterparty GSCO, March Strike Price 22.11 MXN, Expires 3/12/20	1	15,250,000			(3,141)

USD/MXN, Counterparty JPHQ, May Strike Price 21.54 MXN, Expires 5/13/20	1	15,714,000			(28,442)

USD/MXN, Counterparty JPHQ, July Strike Price 22.30 MXN, Expires 7/27/20	1	12,571,000			(35,676)

USD/MXN, Counterparty MSCO, February Strike Price 20.15 MXN, Expires 2/20/20	1	114,412,000			(110,636)

USD/MXN, Counterparty MSCO, March Strike Price 22.56 MXN, Expires 3/05/20	1	28,603,000			(2,946)

USD/MXN, Counterparty MSCO, March Strike Price 20.49 MXN, Expires 3/10/20	1	23,835,000			(28,459)

USD/MXN, Counterparty MSCO, March Strike Price 22.87 MXN, Expires 3/12/20	1	9,300,000			(986)

Annual Report	TGB-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

	Number of Contracts	Notional Amount	*		Value

[o] Options Written (continued)

Calls - Over-the-Counter (continued)

Currency Options (continued)

USD/MXN, Counterparty MSCO, June Strike Price 24.20 MXN, Expires 6/15/20	1	6,200,000			$(3,205)

USD/MXN, Counterparty MSCO, September Strike Price 24.56 MXN, Expires 9/04/20	1	57,205,000			(76,712)

USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/10/20	1	4,767,000			(18,148)

					(6,134,646)

Puts - Over-the-Counter

Currency Options (0.3)%

AUD/JPY, Counterparty CITI, July Strike Price 68.00 JPY, Expires 7/21/20	1	31,568,000		AUD	(101,246)

AUD/USD, Counterparty MSCO, August Strike Price $0.64, Expires 8/12/20	1	16,771,000		AUD	(26,077)

USD/JPY, Counterparty CITI, March Strike Price 102.84 JPY, Expires 3/20/20	1	59,164,000			(77,505)

USD/JPY, Counterparty CITI, March Strike Price 100.13 JPY, Expires 3/30/20	1	34,512,000			(25,125)

USD/JPY, Counterparty CITI, September Strike Price 100.03 JPY, Expires 9/22/20	1	38,210,000			(195,521)

USD/MXN, Counterparty CITI, March Strike Price 18.96 MXN, Expires 3/06/20	1	19,049,000			(156,735)

USD/MXN, Counterparty CITI, March Strike Price 19.38 MXN, Expires 3/06/20	1	11,430,000			(248,660)

USD/MXN, Counterparty CITI, March Strike Price 19.37 MXN, Expires 3/09/20	1	28,603,000			(610,245)

USD/MXN, Counterparty CITI, May Strike Price 19.55 MXN, Expires 5/11/20	1	21,843,000			(589,695)

USD/MXN, Counterparty CITI, May Strike Price 19.69 MXN, Expires 5/12/20	1	7,801,000			(251,153)

USD/MXN, Counterparty CITI, May Strike Price 19.24 MXN, Expires 5/14/20	1	32,999,000			(558,211)

USD/MXN, Counterparty CITI, May Strike Price 20.58 MXN, Expires 5/15/20	1	13,730,000			(969,159)

USD/MXN, Counterparty CITI, May Strike Price 19.09 MXN, Expires 5/21/20	1	4,212,000			(54,457)

USD/MXN, Counterparty CITI, September Strike Price 19.76 MXN, Expires 9/03/20	1	47,671,000			(1,459,019)

USD/MXN, Counterparty GSCO, March Strike Price 19.40 MXN, Expires 3/12/20	1	19,100,000			(425,090)

USD/MXN, Counterparty JPHQ, January Strike Price 19.00 MXN, Expires 1/27/20	1	25,142,000			(194,197)

USD/MXN, Counterparty JPHQ, April Strike Price 19.36 MXN, Expires 4/24/20	1	21,999,000			(447,636)

USD/MXN, Counterparty MSCO, March Strike Price 19.05 MXN, Expires 3/12/20	1	9,300,000			(98,161)

USD/MXN, Counterparty MSCO, June Strike Price 19.05 MXN, Expires 6/15/20	1	9,300,000			(116,501)

USD/MXN, Counterparty MSCO, September Strike Price 19.76 MXN, Expires 9/10/20	1	14,301,000			(447,664)

					(7,052,057)

Total Options Written (Premiums received $18,573,066)					(13,186,703)

TGB-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aSecurities denominated in Argentine Peso have been designated as Level 3 investments. See Note 11 regarding fair value measurements.

bThe coupon rate shown represents the rate at period end.

cRedemption price at maturity and coupon payment are adjusted for inflation. See Note 1(g).

dPrincipal amount is stated in 1,000 Brazilian Real Units.

ePrincipal amount is stated in 100 Mexican Peso Units.

fPrincipal amount of security is adjusted for inflation. See Note 1(g).

gPrincipal amount is stated in 100 Unidad de Inversion Units.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities $128,667,527, representing 4.6% of net assets.

iSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2019, the aggregate value of these securities was $128,667,527, representing 4.6% of net assets.

jA supranational organization is an entity formed by two or more central governments through international treaties.

kThe security was issued on a discount basis with no stated coupon rate.

lPrincipal amount is stated in 10 Mexican Peso Units.

mSee Note 3(e) regarding investments in affiliated management investment companies.

nThe rate shown is the annualized seven-day effective yield at period end.

oSee Note 1(c) regarding written options.

At December 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Norwegian Krone	DBAB	Buy	55,158,000	6,042,130			1/03/20	$241,980	$—

Norwegian Krone	DBAB	Sell	55,158,000	6,002,481			1/03/20	—	(281,628)

Indian Rupee	BNDP	Sell	845,797,600	11,795,518			1/07/20	—	(54,254)

South Korean Won	HSBK	Sell	42,561,000,000	35,642,744			1/08/20	—	(1,180,910)

Indian Rupee	BNDP	Sell	237,955,000	3,262,004			1/13/20	—	(70,919)

Australian Dollar	JPHQ	Sell	25,330,000	1,857,929,916		JPY	1/14/20	—	(669,494)

Australian Dollar	JPHQ	Buy	30,315,000	20,592,191			1/15/20	686,601	—

Australian Dollar	JPHQ	Sell	30,315,000	21,239,144			1/15/20	—	(39,649)

Indian Rupee	CITI	Sell	1,193,580,000	16,299,058			1/16/20	—	(416,672)

Euro	SCNY	Buy	657,000	728,351			1/17/20	9,245	—

Euro	SCNY	Sell	657,000	729,999			1/17/20	—	(7,597)

South Korean Won	HSBK	Sell	13,984,825,441	11,645,772			1/17/20	—	(456,026)

Euro	DBAB	Buy	8,405,717	9,318,073			1/23/20	122,438	—

Euro	DBAB	Sell	8,405,717	9,572,598			1/23/20	132,087	—

Japanese Yen	BNDP	Buy	8,410,370,000	78,389,498			1/24/20	—	(894,194)

South Korean Won	HSBK	Sell	39,774,174,559	34,043,429			1/28/20	—	(382,773)

South Korean Won	HSBK	Sell	24,029,880,977	20,533,095			1/30/20	—	(266,594)

Euro	JPHQ	Buy	32,859,900	36,702,197			2/03/20	228,471	—

Euro	JPHQ	Sell	32,859,900	37,139,573			2/03/20	208,906	—

Indian Rupee	HSBK	Sell	1,629,025,341	22,680,715			2/03/20	—	(109,444)

Brazilian Real	JPHQ	Sell	57,125,400	13,876,503			2/04/20	—	(325,376)

Indian Rupee	HSBK	Sell	1,466,662,182	20,355,351			2/05/20	—	(158,841)

Indian Rupee	BNDP	Sell	852,858,400	11,897,887			2/06/20	—	(29,730)

Indian Rupee	HSBK	Sell	640,177,000	8,967,948			2/06/20	14,779	—

South Korean Won	DBAB	Sell	13,920,000,000	11,536,549			2/10/20	—	(515,157)

Annual Report	TGB-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Swiss Franc	UBSW	Buy	17,378,212	15,815,628		EUR	2/10/20	$229,475	$—
South Korean Won	HSBK	Sell	75,818,000,000	65,152,531			2/12/20	—	(492,303)
Swiss Franc	GSCO	Buy	17,055,038	15,526,600		EUR	2/12/20	219,776	—
Swedish Krona	DBAB	Buy	208,032,300	19,486,343		EUR	2/13/20	345,053	—
Indian Rupee	HSBK	Sell	320,909,148	4,432,937			2/14/20	—	(51,195)
Indian Rupee	HSBK	Sell	833,252,000	11,493,924			2/18/20	—	(144,189)
Indian Rupee	JPHQ	Sell	1,513,957,170	20,894,416			2/20/20	—	(246,546)
Australian Dollar	JPHQ	Sell	30,315,000	2,169,386,883		JPY	2/21/20	—	(1,276,844)
Euro	SCNY	Buy	4,975,000	5,554,463			2/24/20	43,955	—
Euro	SCNY	Sell	4,975,000	5,583,691			2/24/20	—	(14,726)
Australian Dollar	CITI	Sell	35,702,533	2,552,418,685		JPY	2/25/20	—	(1,523,879)
Australian Dollar	JPHQ	Sell	52,305,500	3,751,062,779		JPY	2/25/20	—	(2,124,746)
Euro	HSBK	Sell	25,253,559	2,980,010,839		JPY	2/25/20	—	(911,320)
Japanese Yen	CITI	Buy	3,408,578,000	32,453,406			2/26/20	—	(987,032)
Japanese Yen	CITI	Sell	3,408,578,000	31,992,750			2/26/20	526,376	—
Norwegian Krone	DBAB	Buy	135,189,000	15,096,988			2/26/20	307,939	—
Norwegian Krone	DBAB	Sell	135,189,000	14,712,047			2/26/20	—	(692,880)
Indian Rupee	SCNY	Sell	945,558,000	12,802,898			2/27/20	—	(390,812)
Japanese Yen	CITI	Buy	2,324,212,100	22,107,225			2/27/20	—	(649,983)
Japanese Yen	CITI	Sell	2,324,212,100	21,816,254			2/27/20	359,012	—
Japanese Yen	JPHQ	Buy	2,297,161,600	21,849,209			2/27/20	—	(641,699)
Euro	BZWS	Buy	22,495,165	25,171,078			2/28/20	149,085	—
Euro	BZWS	Sell	22,495,166	25,278,830			2/28/20	—	(41,333)
Indian Rupee	SCNY	Sell	1,135,539,000	15,415,847			2/28/20	—	(427,004)
Japanese Yen	CITI	Buy	4,463,423,000	42,753,688			2/28/20	—	(1,544,803)
Japanese Yen	CITI	Sell	4,463,423,000	41,898,391			2/28/20	689,506	—
Brazilian Real	JPHQ	Sell	71,627,700	17,345,621			3/03/20	—	(431,994)
Indian Rupee	SCNY	Sell	2,362,358,000	32,036,751			3/03/20	—	(905,775)
Australian Dollar	CITI	Sell	23,089,500	1,653,613,051		JPY	3/06/20	—	(953,750)
Japanese Yen	HSBK	Buy	1,385,935,670	13,063,576			3/06/20	—	(262,580)
Japanese Yen	HSBK	Sell	1,385,935,670	13,219,153			3/06/20	418,157	—
Japanese Yen	JPHQ	Buy	1,316,291,430	12,420,546			3/06/20	—	(262,809)
Japanese Yen	JPHQ	Sell	1,316,291,430	12,511,845			3/06/20	354,108	—
South Korean Won	DBAB	Sell	13,919,000,000	11,576,978			3/06/20	—	(483,022)
South Korean Won	GSCO	Sell	44,346,000,000	38,184,871			3/09/20	—	(244,987)
Euro	BOFA	Buy	17,090,572	19,106,336			3/10/20	144,160	—
Euro	BOFA	Sell	17,090,572	19,044,024			3/10/20	—	(206,472)
Australian Dollar	HSBK	Sell	19,340,000	1,424,410,340		JPY	3/12/20	—	(433,081)
Australian Dollar	JPHQ	Sell	22,880,000	1,707,432,812		JPY	3/12/20	—	(306,328)
Australian Dollar	HSBK	Sell	9,830,000	730,865,415		JPY	3/13/20	—	(156,371)
Swedish Krona	DBAB	Buy	208,032,400	19,479,054		EUR	3/13/20	344,041	—
Indian Rupee	JPHQ	Sell	415,137,830	5,684,873			3/16/20	—	(94,174)
South Korean Won	HSBK	Sell	7,007,000,000	5,956,307			3/18/20	—	(119,049)
South Korean Won	CITI	Sell	4,215,000,000	3,580,682			3/20/20	—	(74,317)
Euro	GSCO	Buy	1,230,811	1,374,970			3/23/20	12,563	—
Euro	GSCO	Sell	1,230,811	1,379,468			3/23/20	—	(8,064)

TGB-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Japanese Yen	HSBK	Buy	5,242,851,400	49,342,826			3/23/20	$—	$(869,524)
Japanese Yen	HSBK	Sell	5,242,851,400	50,052,760			3/23/20	1,579,457	—
Japanese Yen	JPHQ	Buy	3,549,117,130	33,375,614			3/23/20	—	(561,900)
Japanese Yen	JPHQ	Sell	3,549,117,130	33,804,818			3/23/20	991,104	—
Norwegian Krone	DBAB	Buy	110,414,000	12,349,592			3/23/20	232,549	—
Norwegian Krone	DBAB	Sell	110,414,000	12,107,329			3/23/20	—	(474,812)
Japanese Yen	CITI	Buy	4,452,680,000	41,757,642			3/24/20	—	(587,524)
Japanese Yen	CITI	Sell	240,000,000	2,256,205			3/24/20	37,131	—
Japanese Yen	JPHQ	Buy	921,145,640	8,744,741			3/24/20	—	(227,696)
Japanese Yen	JPHQ	Sell	921,145,640	8,774,153			3/24/20	257,108	—
Norwegian Krone	DBAB	Buy	83,053,000	9,236,218			3/24/20	228,030	—
Norwegian Krone	DBAB	Sell	83,053,000	9,038,208			3/24/20	—	(426,040)
Euro	HSBK	Sell	25,254,215	2,985,553,322		JPY	3/25/20	—	(867,108)
Euro	BZWS	Buy	11,247,583	12,570,367			3/31/20	115,950	—
Euro	BZWS	Sell	11,247,583	12,462,265			3/31/20	—	(224,052)
Euro	CITI	Sell	22,979,200	2,707,863,964		JPY	3/31/20	—	(871,035)
Euro	SCNY	Buy	12,544,218	14,017,424			3/31/20	131,388	—
Euro	SCNY	Sell	12,544,218	13,905,768			3/31/20	—	(243,045)
Brazilian Real	CITI	Buy	206,375,000	44,333,097		EUR	4/01/20	1,146,824	—
Euro	BOFA	Buy	17,079,724	19,098,667			4/08/20	175,391	—
Euro	BOFA	Sell	17,079,724	18,978,477			4/08/20	—	(295,581)
Euro	GSCO	Buy	2,045,000	2,286,562			4/08/20	21,172	—
Euro	GSCO	Sell	2,045,000	2,272,915			4/08/20	—	(34,818)
Mexican Peso	CITI	Sell	157,383,000	7,836,511			4/08/20	—	(359,325)
Euro	UBSW	Buy	8,311,299	9,309,154			4/09/20	70,531	—
Euro	UBSW	Sell	8,311,299	9,247,151			4/09/20	—	(132,533)
Euro	BZWS	Buy	7,003,000	7,832,985			4/14/20	72,681	—
Euro	BZWS	Sell	7,003,000	7,785,515			4/14/20	—	(120,151)
Euro	BOFA	Buy	17,769,000	19,910,449			4/15/20	150,170	—
Euro	BOFA	Sell	17,769,000	19,824,340			4/15/20	—	(236,279)
Euro	GSCO	Buy	1,789,884	2,001,811			4/15/20	18,909	—
Euro	GSCO	Sell	1,789,884	1,996,758			4/15/20	—	(23,962)
Swedish Krona	DBAB	Buy	208,032,300	19,139,791		EUR	4/15/20	715,903	—
Euro	GSCO	Buy	1,231,111	1,381,337			4/23/20	9,239	—
Euro	GSCO	Sell	1,231,111	1,390,047			4/23/20	—	(528)
Euro	UBSW	Buy	11,641,500	13,050,936			4/24/20	99,296	—
Euro	UBSW	Sell	11,641,500	13,116,769			4/24/20	—	(33,464)
Euro	HSBK	Buy	19,488,000	21,817,496			4/27/20	200,249	—
Euro	HSBK	Sell	19,488,000	21,942,319			4/27/20	—	(75,427)
Euro	BOFA	Buy	32,470,000	36,410,137			4/29/20	279,374	—
Euro	BOFA	Sell	33,910,662	38,077,605			4/29/20	—	(239,785)
Euro	GSCO	Buy	2,855,793	3,205,499			4/29/20	21,407	—
Euro	GSCO	Sell	2,855,793	3,209,112			4/29/20	—	(17,795)
Euro	SCNY	Buy	12,300,264	13,789,519			4/29/20	109,178	—
Euro	SCNY	Sell	12,300,264	13,820,762			4/29/20	—	(77,935)
Indian Rupee	JPHQ	Sell	1,986,473,600	27,399,636			4/29/20	—	(102,548)

Annual Report	TGB-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	BOFA	Sell	33,910,662	38,086,761			4/30/20	$—	$(233,014)
Euro	CITI	Sell	22,979,200	2,779,793,824		JPY	4/30/20	—	(210,731)
Euro	GSCO	Buy	13,037,050	14,602,148			4/30/20	129,998	—
Euro	GSCO	Sell	13,037,050	14,638,912			4/30/20	—	(93,233)
Euro	HSBK	Sell	25,974,891	29,216,947			4/30/20	—	(135,236)
Brazilian Real	JPHQ	Sell	64,790,800	15,630,734			5/05/20	—	(402,227)
Swiss Franc	UBSW	Buy	17,378,212	15,829,025		EUR	5/08/20	229,342	—
Swiss Franc	GSCO	Buy	17,055,038	15,539,898		EUR	5/12/20	219,772	—
Swedish Krona	DBAB	Buy	208,032,300	19,542,908		EUR	5/13/20	251,128	—
Euro	HSBK	Sell	1,800,000	2,005,992			5/14/20	—	(29,821)
Indian Rupee	JPHQ	Sell	451,390,000	6,129,685			5/18/20	—	(105,381)
Euro	BOFA	Sell	10,878,191	12,169,758			5/20/20	—	(138,154)
Euro	GSCO	Sell	1,898,500	2,124,232			5/20/20	—	(23,788)
Australian Dollar	JPHQ	Sell	60,630,000	4,397,043,441		JPY	5/21/20	—	(1,894,254)
Euro	BOFA	Sell	7,066,000	7,919,573			5/21/20	—	(75,610)
Euro	GSCO	Sell	1,230,811	1,379,124			5/21/20	—	(13,540)
Euro	JPHQ	Sell	21,878,395	24,516,274			5/21/20	—	(239,144)
Euro	HSBK	Sell	50,507,118	6,015,152,722		JPY	5/22/20	—	(1,349,823)
Euro	JPHQ	Sell	26,361,295	29,500,003			5/22/20	—	(329,677)
Japanese Yen	JPHQ	Buy	2,297,117,500	21,392,415			5/26/20	—	(77,257)
Euro	MSCO	Sell	30,744,500	34,286,266			5/27/20	—	(514,168)
Euro	BOFA	Sell	27,627,938	30,796,586			5/29/20	—	(480,038)
Euro	BZWS	Sell	11,247,583	12,585,820			5/29/20	—	(147,176)
Euro	JPHQ	Sell	6,775,311	7,592,787			6/04/20	—	(80,178)
Euro	SCNY	Sell	17,972,751	20,144,776			6/05/20	—	(210,434)
Japanese Yen	HSBK	Buy	1,385,935,690	13,139,372			6/08/20	—	(269,733)
Japanese Yen	HSBK	Sell	1,385,935,690	13,288,611			6/08/20	418,972	—
Japanese Yen	JPHQ	Buy	1,316,291,430	12,493,638			6/08/20	—	(270,708)
Japanese Yen	JPHQ	Sell	1,316,291,430	12,591,391			6/08/20	368,461	—
Australian Dollar	HSBK	Sell	29,370,000	2,163,795,505		JPY	6/12/20	—	(588,710)
Australian Dollar	JPHQ	Sell	44,900,000	3,317,676,979		JPY	6/12/20	—	(809,636)
Euro	JPHQ	Sell	6,775,311	7,873,725			6/15/20	195,491	—
Norwegian Krone	JPHQ	Buy	199,051,400	21,751,993			6/15/20	931,145	—
Swedish Krona	DBAB	Buy	208,032,300	19,454,271		EUR	6/15/20	340,105	—
Swedish Krona	DBAB	Buy	208,032,400	19,823,937		EUR	6/15/20	—	(78,816)
Norwegian Krone	JPHQ	Buy	197,840,000	21,751,989			6/16/20	793,105	—
Mexican Peso	CITI	Sell	539,656,000	26,544,132			6/17/20	—	(1,272,678)
Norwegian Krone	JPHQ	Buy	202,667,400	22,486,869			6/19/20	608,348	—
Japanese Yen	JPHQ	Buy	1,776,469,130	16,798,461			6/22/20	—	(289,353)
Japanese Yen	JPHQ	Buy	2,360,520,000	21,781,741			6/22/20	155,076	—
Japanese Yen	JPHQ	Sell	1,776,469,130	17,004,749			6/22/20	495,641	—
Japanese Yen	BNDP	Buy	4,489,315,360	42,878,248			6/24/20	—	(1,153,375)
Euro	CITI	Sell	22,979,200	2,707,404,380		JPY	6/30/20	—	(894,117)
Euro	UBSW	Buy	1,922,305	2,166,765			7/23/20	16,889	—
Euro	UBSW	Sell	1,922,305	2,182,681			7/23/20	—	(972)
Swiss Franc	UBSW	Buy	17,378,212	15,841,579		EUR	8/10/20	229,551	—

TGB-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Swiss Franc	GSCO	Buy	17,055,038	15,552,652		EUR	8/12/20	$219,125	$—
Australian Dollar	JPHQ	Sell	30,315,000	2,154,483,985		JPY	8/21/20	—	(1,293,352)
Australian Dollar	CITI	Sell	35,607,467	2,527,369,963		JPY	8/24/20	—	(1,547,053)
Australian Dollar	JPHQ	Sell	52,305,500	3,724,936,182		JPY	8/24/20	—	(2,157,243)
Euro	HSBK	Sell	25,253,559	2,984,142,320		JPY	8/24/20	—	(913,204)
Japanese Yen	CITI	Buy	2,796,566,000	27,059,295			8/31/20	—	(967,271)
Norwegian Krone	JPHQ	Buy	177,591,200	19,683,519			9/21/20	549,242	—
Euro	CITI	Sell	45,958,400	5,496,240,519		JPY	9/30/20	—	(1,064,370)
Euro	GSCO	Buy	17,044,025	19,273,383			10/05/20	177,689	—
Euro	GSCO	Sell	17,044,025	19,070,900			10/05/20	—	(380,172)
Mexican Peso	CITI	Sell	161,485,000	7,836,491			10/08/20	—	(353,608)
Mexican Peso	CITI	Sell	121,288,000	5,877,353			10/09/20	—	(273,221)
Euro	HSBK	Sell	33,800,018	37,982,433			10/13/20	—	(610,413)
Mexican Peso	CITI	Sell	404,375,000	19,555,619			10/13/20	—	(939,283)
Mexican Peso	CITI	Sell	595,223,000	28,888,991			10/15/20	—	(1,270,439)
Euro	BOFA	Sell	5,251,819	5,944,009			10/16/20	—	(53,647)
Euro	HSBK	Sell	8,692,000	9,833,042			10/16/20	—	(93,352)
Mexican Peso	CITI	Sell	545,017,000	26,695,974			10/16/20	—	(915,808)
Swiss Franc	UBSW	Buy	17,378,212	15,853,718		EUR	11/09/20	229,864	—
Swiss Franc	GSCO	Buy	17,055,038	15,564,006		EUR	11/12/20	220,221	—

Total Forward Exchange Contracts								$19,229,919	$(55,309,610)

Net unrealized appreciation (depreciation)									$(36,079,691)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At December 31, 2019, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.378%	Semi-Annual	11/18/46	$122,400,000	$(7,546,995)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.537%	Semi-Annual	4/13/47	72,700,000	(7,043,492)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.587%	Semi-Annual	7/27/47	36,700,000	(4,218,306)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.980%	Semi-Annual	2/20/48	15,638,000	(3,188,070)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.002%	Semi-Annual	2/22/48	15,638,000	(3,265,695)
Receive Floating 3-month USD LIBOR	Quarterly

Annual Report	TGB-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Interest Rate Swap Contracts (continued)

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts (continued)
Pay Fixed 3.019%	Semi-Annual	2/23/48	$15,638,000	$(3,325,652)

Total Interest Rate Swap Contracts				$(28,588,210)

See Note 9 regarding other derivative information.

See Abbreviations on page TGB-41.

TGB-24	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Templeton Global Bond VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,262,976,218
Cost - Non-controlled affiliates (Note 3e)	691,092,548

Value - Unaffiliated issuers	$2,041,375,920
Value - Non-controlled affiliates (Note 3e)	691,092,548
Cash	4,228,331
Restricted cash for OTC derivative contracts (Note 1d)	338,000
Restricted currency, at value (cost $8,561,188)(Note 1e)	8,460,563
Foreign currency, at value (cost $584,333)	584,945
Receivables:
Capital shares sold	2,187,485
Interest	26,637,260
Affiliates	3,311
Deposits with brokers for:
OTC derivative contracts	44,250,000
Centrally cleared swap contracts	35,603,884
Variation margin on centrally cleared swap contracts	3,043,102
Unrealized appreciation on OTC forward exchange contracts	19,229,919
Other assets	357

Total assets	2,877,035,625

Liabilities:
Payables:
Capital shares redeemed	1,355,574
Management fees	872,939
Distribution fees	530,725
Deposits from brokers for:
OTC derivative contracts	338,000
Options written, at value (premiums received $18,573,066)	13,186,703
Unrealized depreciation on OTC forward exchange contracts	55,309,610
Deferred tax.	1,080,755
Accrued expenses and other liabilities	1,684,813

Total liabilities	74,359,119

Net assets, at value	$2,802,676,506

Net assets consist of:
Paid-in capital	$2,936,200,505
Total distributable earnings (losses)	(133,523,999)

Net assets, at value	$2,802,676,506

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2019

Templeton Global Bond VIP Fund

Class 1:
Net assets, at value	$322,794,357
Shares outstanding	19,408,120
Net asset value and maximum offering price per share	$16.63
Class 2:
Net assets, at value	$2,389,609,852
Shares outstanding	150,200,845
Net asset value and maximum offering price per share	$15.91
Class 4:
Net assets, at value	$90,272,297
Shares outstanding	5,547,129
Net asset value and maximum offering price per share	$16.27

TGB-26	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Templeton Global Bond VIP Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3e)	$ 13,662,877
Interest: (net of foreign taxes)~
Unaffiliated issuers	148,767,579

Total investment income	162,430,456

Expenses:
Management fees (Note 3a)	13,216,398
Distribution fees: (Note 3c)
Class 2	6,202,773
Class 4	321,517
Custodian fees (Note 4)	975,950
Reports to shareholders	321,729
Professional fees	91,604
Trustees’ fees and expenses	17,334
Other	390,060

Total expenses	21,537,365

Expense reductions (Note 4)	(473,116)

Expenses waived/paid by affiliates (Note 3e)	(2,582,188)

Net expenses	18,482,061

Net investment income	143,948,395

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(27,018,737)
Written options	6,474,760
Foreign currency transactions	(3,592,489)
Forward exchange contracts	103,625,245
Swap contracts	(38,566,387)

Net realized gain (loss)	40,922,392

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(54,652,582)
Translation of other assets and liabilities denominated in foreign currencies	188,524
Forward exchange contracts	(40,855,477)
Written options	5,386,363
Swap contracts	(47,284,879)
Change in deferred taxes on unrealized appreciation	797,356

Net change in unrealized appreciation (depreciation)	(136,420,695)

Net realized and unrealized gain (loss)	(95,498,303)

Net increase (decrease) in net assets resulting from operations	$ 48,450,092

~Foreign taxes withheld on interest	$ 3,599,403
#Net of foreign taxes	$ 356,110

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Global Bond VIP Fund

	Year Ended December 31,

	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 143,948,395	$ 148,925,933
Net realized gain (loss)	40,922,392	29,395,004
Net change in unrealized appreciation (depreciation)	(136,420,695)	(118,382,692)

Net increase (decrease) in net assets resulting from operations	48,450,092	59,938,245

Distributions to shareholders:
Class 1	(22,427,340)	—
Class 2	(175,601,316)	—
Class 4	(6,224,019)	—

Total distributions to shareholders	(204,252,675)	—

Capital share transactions: (Note 2)
Class 1	55,417,128	(7,760,972)
Class 2	(21,954,185)	(237,044,140)
Class 4	758,324	(6,392,585)

Total capital share transactions	34,221,267	(251,197,697)

Net increase (decrease) in net assets	(121,581,316)	(191,259,452)
Net assets:
Beginning of year	2,924,257,822	3,115,517,274

End of year	$2,802,676,506	$2,924,257,822

TGB-28	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Global Bond VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Bond VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,

Annual Report	TGB-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

b.  Foreign Currency Translation (continued)

events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

TGB-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

The Fund invested in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

d.   Restricted Cash

At December 31, 2019, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e.   Restricted Currency

At December 31, 2019, the Fund held currencies in certain markets in which the ability to repatriate such currency is limited. As a result of such limitations on repatriation, the Fund may incur substantial delays in gaining access to these assets and may be exposed to potential adverse movements in currency value.

f.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax

Annual Report	TGB-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

1.   Organization and Significant Accounting Policies (continued)

f.   Income and Deferred Taxes (continued)

years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

h.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TGB-32	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

2.  Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	5,087,795	$89,164,653	3,298,930	$57,215,991
Shares issued in reinvestment of distributions	1,330,210	22,427,340	—	—
Shares redeemed	(3,257,868)	(56,174,865)	(3,741,198)	(64,976,963)

Net increase (decrease)	3,160,137	$55,417,128	(442,268)	$(7,760,972)

Class 2 Shares:
Shares sold	7,233,859	$119,112,193	10,132,393	$169,096,447
Shares issued in reinvestment of distributions	10,873,146	175,601,316	—	—
Shares redeemed	(19,122,225)	(316,667,694)	(24,289,543)	(406,140,587)

Net increase (decrease)	(1,015,220)	$(21,954,185)	(14,157,150)	$(237,044,140)

Class 4 Shares:
Shares sold	692,994	$11,712,750	816,409	$13,930,984
Shares issued in reinvestment of distributions	376,529	6,224,019	—	—
Shares redeemed	(1,010,027)	(17,178,445)	(1,191,456)	(20,323,569)

Net increase (decrease)	59,496	$758,324	(375,047)	$(6,392,585)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report	TGB-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.625%	Up to and including $100 million

0.500%	Over $100 million, up to and including $250 million

0.450%	Over $250 million, up to and including $7.5 billion

0.440%	Over $7.5 billion, up to and including $10 billion

0.430%	Over $10 billion, up to and including $12.5 billion

0.420%	Over $12.5 billion, up to and including $15 billion

0.400%	In excess of $15 billion

For the year ended December 31, 2019, the gross effective investment management fee rate was 0.459% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Dividend Income
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$663,563,266	$798,168,118	$(770,638,836)	$ —	$ —	$691,092,548	691,092,548	$13,662,877

TGB-34	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:

Short term	$1,874,982

Long term	56,256,007

Total capital loss carryforwards	$58,130,989

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018
Distributions paid from ordinary income	$204,252,675	$—

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments.	$2,934,655,844

Unrealized appreciation	$122,990,545
Unrealized depreciation	(402,219,586)

Net unrealized appreciation (depreciation)	$(279,229,041)

Distributable earnings-undistributed ordinary income	$205,698,317

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and tax straddles.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $960,302,670 and $367,338,225, respectively.

7.  Credit Risk

At December 31, 2019, the Fund had 13.5% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Annual Report	TGB-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

8.   Concentration of Risk

Investments in issuers domiciled or with significant operations in developing or emerging market countries may be subject to higher risks than investments in developed countries. These risks include fluctuating currency values, underdeveloped legal or business systems, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Currencies of developing or emerging market countries may be subject to significantly greater risks than currencies of developed countries, including the potential inability to repatriate those currencies into U.S. dollars.

At December 31, 2019, the Fund had 1.8% of its net assets denominated in Argentine Pesos, which has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in Argentina could continue to affect the value of the Fund’s holdings.

9.   Other Derivative Information

At December 31, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on centrally cleared swap contracts	$—		Variation margin on centrally cleared swap contracts	$28,588,210	[a]

Foreign exchange contracts	Investments in securities, at value	7,123,962	[b]	Options written, at value	13,186,703

	Unrealized appreciation on OTC forward exchange contracts	19,229,919		Unrealized depreciation on OTC forward exchange contracts	55,309,610

Totals		$26,353,881			$97,084,523

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the year ended December 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Swap contracts	$(38,566,387)	Swap contracts	$(47,284,879)

Foreign exchange contracts	Investments	(6,438,453)[a]	Investments	(18,604,071)[a]

	Written options	6,474,760	Written options	5,386,363

	Forward exchange contracts	103,625,245	Forward exchange contracts	(40,855,477)

Value recovery instruments	Investments	4,142,988 [a]	Investments	(3,416,727)[a]

Totals		$69,238,153		$(104,774,791)

aPurchased option contracts and VRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

TGB-36	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

For the year ended December 31, 2019, the average month end notional amount of options and swap contracts, the average month end contract value for forward exchange contracts and average month end fair value of VRI, were as follows:

Options	$1,251,647,862
Swap contracts	$624,427,846
Forward exchange contracts	$3,393,437,312
VRI	$3,866,835

See Note 1(c) regarding derivative financial instruments.

At December 31, 2019, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]

Derivatives
Forward exchange contracts	$19,229,919	$55,309,610
Options purchased	7,123,962	—
Options written	—	13,186,703

Total	$26,353,881	$68,496,313

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At December 31, 2019, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BNDP	$ —	$ —	$ —	$ —	$ —
BOFA	749,095	(749,095)	—	—	—
BZWS	337,716	(337,716)	—	—	—
CITI	8,283,830	(8,283,830)	—	—	—
DBAB	3,261,253	(2,952,355)	—	(308,898)	—
GSCO	1,313,319	(1,313,319)	—	—	—
HSBK	2,866,833	(2,866,833)	—	—	—
JPHQ	7,154,533	(7,154,533)	—	—	—
MSCO	988,588	(988,588)	—	—	—
SCNY	293,766	(293,766)	—	—	—
UBSW	1,104,948	(166,969)	(912,419)	—	25,560

Total	$26,353,881	$(25,107,004)	$(912,419)	$(308,898)	$25,560

Annual Report	TGB-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

9. Other Derivative Information (continued)

At December 31, 2019, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)

Counterparty

BNDP	$ 2,202,472	$ —	$ —	$ (2,202,472)	$ —

BOFA	1,958,580	(749,095)	—	(1,110,000)	99,485

BZWS	532,712	(337,716)	—	—	194,996

CITI	27,548,305	(8,283,830)	—	(19,264,475)	—

DBAB	2,952,355	(2,952,355)	—	—	—

GSCO	1,363,668	(1,313,319)	—	—	50,349

HSBK	11,494,216	(2,866,833)	—	(7,890,000)	737,383

JPHQ	15,966,164	(7,154,533)	—	(8,811,631)	—

MSCO	2,033,544	(988,588)	—	(860,000)	184,956

SCNY	2,277,328	(293,766)	—	(1,950,000)	33,562

UBSW	166,969	(166,969)	—	—	—

Total	$68,496,313	$(25,107,004)	$ —	$(42,088,578)	$1,300,731

aAt December 31, 2019, the Fund received U.K. Treasury Bonds as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Abbreviations on page TGB-41.

10.   Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

TGB-38	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources

(observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Foreign Government and Agency Securities:
Argentina	$—	$4,737,123	$35,675,197	$40,412,320
All Other Foreign Government and Agency Securities	—	1,462,336,152	—	1,462,336,152
U.S. Government and Agency Securities	—	349,599,069	—	349,599,069
Options Purchased	—	7,123,962	—	7,123,962
Short Term Investments:
Argentina	—	—	3,394,233	3,394,233
All Other Short Term Investments	691,092,548	178,510,184	—	869,602,732

Total Investments in Securities	$691,092,548	$2,002,306,490	$39,069,430	$2,732,468,468

Other Financial Instruments:
Forward Exchange Contracts	$—	$19,229,919	$—	$19,229,919
Restricted Currency (ARS)	—	—	8,460,563	8,460,563

Total Other Financial Instruments	—	19,229,919	8,460,563	27,690,482

Receivables:
Interest (ARS)	$—	$—	$1,601,869	$1,601,869

Liabilities:
Other Financial Instruments:
Options Written	$—	$13,186,703	$—	$13,186,703
Forward Exchange Contracts	—	55,309,610	—	55,309,610
Swap Contracts	—	28,588,210	—	28,588,210

Total Other Financial Instruments	$—	$97,084,523	$—	$97,084,523

Payables:
Deferred Tax (ARS)	$—	$—	$4,066	$4,066

aFor detailed categories, see the accompanying Statement of Investments.

Annual Report	TGB-39

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

11.   Fair Value Measurements (continued)

A reconciliation of assets and/or liabilities in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year. At December 31, 2019, the reconciliation of assets and/or liabilities, is as follows:

	Balance at Beginning of Year	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Asset:
Investments in Securities:
Foreign Government and Agency Securities Argentina	$—	$1,661,146	$—	$32,311,758	$—	$6,120,948	$—	$(4,418,655)	$35,675,197	$1,811,665
Short Term Investments:
Argentina	—	2,708,215	(272,318)	61,987	—	589,992	(368,640)	674,997	3,394,233	389,219

Total Investment in Securities	$—	$4,369,361	$(272,318)	$32,373,745	$—	$6,710,940	$(368,640)	$(3,743,658)	$39,069,430	$2,200,884

Other Financial Instruments:
Restricted Currency (ARS)	$—	$11,877,831	$(4,435,314)	$1,914,857	$—	$—	$(1,233,844)	$337,033	$8,460,563	$(100,625)

Receivables:
Interest (ARS)	$—	$2,433,160	$(4,025,141)	$3,346,481	$—	$—	$(1,837,839)	$1,685,208	$1,601,869	$4,208

Liabilities:
Payables:
Deferred Tax (ARS)	$—	$—	$—	$5,437	$—	$—	$—	$(1,371)	$4,066	$(1,371)

aTransferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities or as a result of the unreliability of the foreign exchange rate and other significant observable valuation inputs.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

TGB-40	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2019, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Inputs	Amount	Impact to Fair Value if Input Increases[a]

Assets:
Investments in Securities:
Foreign Government and Agency Securities
Argentina	$35,675,197	Market comparables	Implied Foreign exchange rate	75.1 ARS/USD	Decrease[b]

Short Term Investments
Argentina	3,394,233	Market comparables	Implied Foreign exchange rate	75.1 ARS/USD	Decrease[b]

Other Financial Instruments:
Restricted Currency (ARS)	8,460,563	Market comparables	Implied Foreign exchange rate	75.1 ARS/USD	Decrease[b]

All other[c]	1,601,869

Liabilities:
All other[c]	4,066

aRepresents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value but not net assets.

cIncludes fair value of immaterial assets and/or liabilities developed using various valuation techniques and unobservable inputs. May also include values derived using private transaction prices or non-public third party pricing information which is unobservable.

12.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio

BNDP	BNP Paribas SA	ARS	Argentine Peso	ARPP7DRR	Argentina Central Bank 7 Day Repo Rate

BOFA	Bank of America Corp.	AUD	Australian Dollar	BADLAR	Argentina Deposit Rates Badlar Private

BZWS	Barclays Bank PLC	BRL	Brazilian Real		Banks ARS

CITI	Citigroup, Inc.	COP	Colombian Peso	FRN	Floating Rate Note

DBAB	Deutsche Bank AG	EUR	Euro	LIBOR	London InterBank Offered Rate

GSCO	The Goldman Sachs Group, Inc.	GHS	Ghanaian Cedi

HSBK	HSBC Bank PLC	IDR	Indonesian Rupiah

JPHQ	JP Morgan Chase & Co.	INR	Indian Rupee

MSCO	Morgan Stanley	JPY	Japanese Yen

SCNY	Standard Chartered Bank	KRW	South Korean Won

UBSW	UBS AG	MXN	Mexican Peso

		NOK	Norwegian Krone

		USD	United States Dollar

Annual Report	TGB-41

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Templeton Global Bond VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Bond VIP Fund (the ”Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

TGB-42	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Global Bond VIP Fund

At December 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2020 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

Annual Report	TGB-43

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Templeton Growth VIP Fund

This annual report for Templeton Growth VIP Fund covers the fiscal year ended December 31, 2019.

Class 1 Performance Summary as of December 31, 2019

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/19	1-Year	5-Year	10-Year

Average Annual Total Return	+15.43%	+3.82%	+6.51%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/10–12/31/19)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI All Country World Index (ACWI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

Annual Report	TG-1

TEMPLETON GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities (primarily common stocks) of companies located anywhere in the world, including developing markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in developing markets involve heightened risks related to the same factors. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current political and financial uncertainty surrounding the European Union (EU) and the financial instability of some countries in the EU may increase market volatility and the economic risk of investing in companies in Europe. Derivatives involve costs and can create economic leverage which may result in significant volatility and cause the Fund to participate in losses (and enable gains) on an amount that exceeds the Fund’s initial investment. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmark, the MSCI ACWI, posted a +27.30% total return for the period under review.1

Geographic Composition

Based on Total Net Assets as of 12/31/19

Economic and Market Overview

Global developed and emerging market stocks, as measured by the MSCI ACWI, posted strong returns during the reporting period. Although global economic growth slowed from 2018, interest-rate cuts from many central banks and the easing of trade tensions near period-end contributed to the generally positive environment for equities worldwide. Reflecting investor optimism and slowing but resilient economic growth, stocks advanced in every major region of the globe.

In the U.S., solid economic growth also supported equities, as healthy consumer spending and a strong labor market kept the economy afloat. The unemployment rate fell during the year, reaching 3.5% in September, November and December 2019, the lowest recorded unemployment rate in 50 years.2 Wages also grew, albeit at a moderate pace, and inflation remained persistently low. In addition, deficit spending by the U.S. government boosted current growth at the expense of long-term debt. Despite the strength in the consumer sector, some parts of the economy struggled, particularly heavy industry. Annual industrial production contracted late in the reporting period, manufacturing output stalled and capital spending declined.

The U.S. Federal Reserve (Fed) provided a substantial boost to equity markets early in the reporting period as it shifted to a more accommodative monetary policy. In January 2019, the Fed signaled the end of its tightening cycle and cut the federal funds rate three times thereafter, lowering it to a

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

TG-2	Annual Report

TEMPLETON GROWTH VIP FUND

range of 1.50%–1.75%. Stocks responded positively to the interest-rate cuts and gained further in December 2019 after the Fed indicated it would likely leave interest rates unchanged in 2020.

Growth slowed overall in the eurozone, particularly in Germany and Italy. Germany, which is heavily reliant on exports, was adversely affected by the trade conflict between the U.S. and China and the resulting slowdown in global trade. In Italy, political uncertainty and budget concerns caused the country’s annual gross domestic product (GDP) growth to stall in 2019’s first quarter before accelerating in the second quarter. Despite sluggish economic conditions, European developed market equities, as measured by the MSCI Europe Index, posted strong returns overall, as easing trade tensions buoyed investor optimism and an electoral victory by the Conservative Party in the U.K. alleviated uncertainty surrounding Brexit. Although the European Central Bank left its headline refinancing rate unchanged, it lowered the deposit rate and restarted its bond-buying stimulus program, further supporting stocks.

Economic growth in Asia was relatively solid overall, despite slowdowns in several large emerging market countries, such as China and India. Japan’s economy grew amid the Bank of Japan’s sizable stimulus program. The trade war between the U.S. and China provided the backdrop for Asian stocks, which rose and fell in sync with investor sentiment regarding a trade deal. A phase one trade agreement between the two countries reached in December 2019 propelled Asian developed and emerging market stocks, which ultimately ended with strong returns over the 12-month period, as measured by the MSCI All Country Asia Index.

Emerging market stocks overall experienced several sharp selloffs and subsequent rebounds throughout the reporting period before ending with gains. In aggregate, economic growth slowed somewhat from 2018 but remained solid, although there was some variation among individual countries. Many central banks in emerging markets cut interest rates throughout the reporting period which, along with resilient GDP growth, provided a supportive environment for equities. Russian stocks posted the highest returns among emerging markets as the threat of further sanctions receded and a solid fiscal environment reassured investors. Overall, global emerging markets, as measured by the MSCI Emerging Markets Index, posted robust returns for the period.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. When choosing equity investments for the Fund, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Our analysis includes an assessment of the potential impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We also consider a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The Fund may, from time to time, seek to hedge (protect) against currency risks, using certain currency-related derivative instruments. The Fund may also use a variety of equity-related derivatives for various purposes including enhancing Fund returns, increasing liquidity and gaining exposure to particular markets in more efficient or less expensive ways.

Manager’s Discussion

During the 12 months under review, key detractors from the Fund’s performance relative to the MSCI ACWI included stock selection and an underweighting in the information technology (IT) sector, stock selection in the communication services sector, and stock selection and an overweighting in the energy sector.3

There were no IT holdings among the Fund’s 10 biggest relative detractors; however, the sector included one of the top 10 relative contributors during the year, South Korean electronics firm Samsung Electronics. We believe broad IT sector performance during the year was driven mostly by multiples expansion, not by fundamentals, which actually deteriorated in 2019. Within the IT sector, we have avoided what we considered to be expensive, momentum-driven stocks, finding opportunities instead among hardware companies with restructuring potential and, occasionally, mature software firms with healthy cash flows and new growth opportunities.

In the communication services sector, Luxembourg-based satellite operator SES, Chinese language internet search company Baidu and Chinese telecommunication firm China Mobile hurt relative results. Shares of SES declined as investors, in our view, reacted too negatively to a regulatory ruling that we believe will likely prove less value-destructive

3. The IT sector comprises communications equipment; electronic equipment, instruments and components; software; and technology hardware, storage and peripherals in the SOI. The communication services sector comprises diversified telecommunication services, interactive media and services, media and wireless telecommunication services in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI.

Annual Report	TG-3

TEMPLETON GROWTH VIP FUND

than initially feared. We remain positive on the stock given its strong balance sheet and healthy dividend yield, as well as our expectation of renewed growth from the firm’s core business over a long-term investment horizon. China Mobile’s shares declined amid concerns about elevated 5G capital expenditures and continued security scrutiny of Chinese telecommunication services companies. We continue to believe the stock offers undemanding valuations, attractive dividend yields and a solid competitive position in a secular growth market.

In the energy sector, Hong Kong-listed oil and gas firm Kunlun Energy and U.K.-based integrated energy firm BP dampened relative performance. Kunlun Energy’s shares declined due to investor concerns about government-led energy reforms. BP reported higher oil and gas production but disappointed investors hoping for a dividend increase. The company has made solid progress selling assets to shore up its balance sheet and, in our view, could potentially benefit from firmer oil prices and rising production following years of investment.

Other key detractors from relative performance included Israel-based generic drugmaker Teva Pharmaceutical Industries and U.S. drug retailer Walgreens Boots Alliance.

Conversely, stock selection and an underweighting in the materials sector contributed to the Fund’s relative performance.4 Within the sector, shares of Canadian mining company Wheaton Precious Metals rallied as the price of gold broke out of a six-year trading range. Anticipating an eventual move higher in gold prices given record-high debt levels, historically low interest rates, escalating geopolitical turmoil and renewed central bank buying, we maintained a modest precious metals allocation as a portfolio hedge and diversifier.

Other notable contributors included U.S. beauty products firm Coty (not held at period-end), U.S.-listed pharmaceutical products company Allergan, U.S. bank Citigroup and French lender BNP Paribas. Citigroup’s share price reached a post-financial crisis high at year-end as the steeper yield curve—with yields on long-term U.S. Treasuries higher than short-term U.S. Treasuries—aided profitability and improving conditions abroad buoyed sentiment at the global bank. We believe Citigroup remains one of the cheapest major U.S. banks and one of the few with material scope to benefit from ongoing self-help measures. BNP Paribas benefited from solid results at its fixed income unit and from more benign European economic conditions. In our view, BNP Paribas is a

Top 10 Holdings

12/31/19

Company Sector/Industry, Country	% of Total Net Assets
Allergan PLC Pharmaceuticals, U.S.	3.0%
BNP Paribas SA Banks, France	2.6%
Singapore Telecommunications Ltd. Diversified Telecommunication Services, Singapore	2.5%
Walgreens Boots Alliance Inc. Food & Staples Retailing, U.S.	2.4%
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	2.3%
Gilead Sciences Inc. Biotechnology, U.S.	2.3%
Sanofi Pharmaceuticals, France	2.3%
Takeda Pharmaceutical Co. Ltd. Pharmaceuticals, Japan	2.2%
ING Groep NV Banks, Netherlands	2.2%
The Kroger Co. Food & Staples Retailing, U.S.	2.2%

diverse, high-quality European bank with an excellent track record of managing credit risk and maintaining profitability in various economic conditions.

From a geographic perspective, all major regions where the Fund invested during the period detracted from relative performance. Significant detractors included stock selection and overweightings in Europe and Asia, as well as stock selection and an underweighting in North America.

Thank you for your participation in Templeton Growth VIP Fund. We look forward to serving your future investment needs.

4. The materials sector comprises metals and mining in the SOI.

TG-4	Annual Report

TEMPLETON GROWTH VIP FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	TG-5

TEMPLETON GROWTH VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/191, [2]	Ending Account Value 12/31/19	Fund-Level Expenses Paid During Period 7/1/19–12/31/191, [2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,074.20	$4.60	$1,020.77	$4.48	0.88%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

TG-6	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Growth VIP Fund

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.44	$16.24	$13.93	$13.54	$14.85

Income from investment operations[a]:

Net investment income[b]	0.30	0.28	0.29	0.26	0.28

Net realized and unrealized gains (losses)	1.30	(2.42)	2.30	0.96	(1.17)

Total from investment operations	1.60	(2.14)	2.59	1.22	(0.89)

Less distributions from:

Net investment income	(0.40)	(0.35)	(0.28)	(0.31)	(0.42)

Net realized gains	(2.49)	(1.31)	—	(0.52)	—

Total distributions	(2.89)	(1.66)	(0.28)	(0.83)	(0.42)

Net asset value, end of year	$11.15	$12.44	$16.24	$13.93	$13.54

Total return[c]	15.43%	(14.61)%	18.77%	9.90%	(6.24)%

Ratios to average net assets

Expenses[d]	0.86%	0.83%	0.82% [e]	0.82%	0.80%

Net investment income	2.52%	1.90%	1.94%	2.01%	1.96%

Supplemental data

Net assets, end of year (000’s)	$97,988	$354,164	$466,207	$453,997	$468,548

Portfolio turnover rate	19.69%	29.25%	26.46%	22.88%	20.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 2

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.21	$15.97	$13.70	$13.32	$14.61

Income from investment operations[a]:

Net investment income[b]	0.26	0.24	0.25	0.23	0.25

Net realized and unrealized gains (losses)	1.28	(2.38)	2.26	0.94	(1.16)

Total from investment operations	1.54	(2.14)	2.51	1.17	(0.91)

Less distributions from:

Net investment income	(0.36)	(0.31)	(0.24)	(0.27)	(0.38)

Net realized gains	(2.49)	(1.31)	—	(0.52)	—

Total distributions	(2.85)	(1.62)	(0.24)	(0.79)	(0.38)

Net asset value, end of year	$10.90	$12.21	$15.97	$13.70	$13.32

Total return[c]	15.15%	(14.85)%	18.50%	9.62%	(6.49)%

Ratios to average net assets

Expenses[d]	1.11%	1.08%	1.07% [e]	1.07%	1.05%

Net investment income	2.27%	1.65%	1.69%	1.76%	1.71%

Supplemental data

Net assets, end of year (000’s)	$659,412	$625,311	$879,521	$876,128	$921,895

Portfolio turnover rate	19.69%	29.25%	26.46%	22.88%	20.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

TG-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class 4

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.36	$16.13	$13.83	$13.44	$14.73

Income from investment operations[a]:

Net investment income[b]	0.26	0.23	0.24	0.22	0.23

Net realized and unrealized gains (losses)	1.29	(2.40)	2.28	0.94	(1.16)

Total from investment operations	1.55	(2.17)	2.52	1.16	(0.93)

Less distributions from:

Net investment income	(0.35)	(0.29)	(0.22)	(0.25)	(0.36)

Net realized gains	(2.49)	(1.31)	—	(0.52)	—

Total distributions	(2.84)	(1.60)	(0.22)	(0.77)	(0.36)

Net asset value, end of year	$11.07	$12.36	$16.13	$13.83	$13.44

Total return[c]	14.97%	(14.88)%	18.38%	9.47%	(6.54)%

Ratios to average net assets

Expenses[d]	1.21%	1.18%	1.17% [e]	1.17%	1.15%

Net investment income	2.17%	1.55%	1.59%	1.66%	1.61%

Supplemental data

Net assets, end of year (000’s)	$27,330	$28,238	$38,798	$43,286	$47,777

Portfolio turnover rate	19.69%	29.25%	26.46%	22.88%	20.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2019

Templeton Growth VIP Fund

	Country	Shares	Value

Common Stocks 91.3%

Air Freight & Logistics 1.1%

United Parcel Service Inc., B	United States	70,479	$8,250,272

Automobiles 0.6%

Hero Motocorp Ltd.	India	141,930	4,859,394

Banks 16.7%

Bangkok Bank PCL, fgn	Thailand	1,397,560	7,487,767

Bank of Ireland Group PLC	Ireland	581,690	3,184,706

Barclays PLC	United Kingdom	3,966,533	9,437,342

BNP Paribas SA	France	349,237	20,690,966

Citigroup Inc.	United States	161,090	12,869,480

Credit Agricole SA	France	745,066	10,799,539

HSBC Holdings PLC	United Kingdom	522,657	4,081,424

ING Groep NV	Netherlands	1,451,656	17,399,632

KB Financial Group Inc.	South Korea	280,494	11,561,985

Standard Chartered PLC	United Kingdom	1,321,833	12,471,999

Sumitomo Mitsui Financial Group Inc.	Japan	271,960	10,105,125

Wells Fargo & Co.	United States	203,257	10,935,227

			131,025,192

Beverages 1.8%

Kirin Holdings Co. Ltd.	Japan	322,500	7,092,478

Suntory Beverage & Food Ltd.	Japan	165,960	6,940,770

			14,033,248

Biotechnology 2.3%

Gilead Sciences Inc.	United States	276,080	17,939,678

Building Products 0.7%

Compagnie de Saint-Gobain	France	137,620	5,633,189

Capital Markets 0.6%

UBS Group AG	Switzerland	319,324	4,034,244

Value Partners Group Ltd.	Hong Kong	990,540	610,165

			4,644,409

Communications Equipment 0.1%

[a] CommScope Holding Co. Inc.	United States	44,070	625,353

Consumer Finance 0.2%

Capital One Financial Corp.	United States	15,088	1,552,706

Diversified Telecommunication Services 5.1%

China Telecom Corp. Ltd., ADR	China	98,965	4,076,368

Deutsche Telekom AG	Germany	233,410	3,813,809

Singapore Telecommunications Ltd.	Singapore	7,759,230	19,438,452

Telefonica SA	Spain	901,225	6,293,497

Verizon Communications Inc.	United States	99,251	6,094,011

			39,716,137

Electronic Equipment, Instruments & Components 0.5%

Kyocera Corp.	Japan	53,000	3,647,941

TG-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Growth VIP Fund (continued)

	Country	Shares	Value

Common Stocks (continued)

Food & Staples Retailing 5.6%

The Kroger Co.	United States	587,760	$17,039,162

Seven & i Holdings Co. Ltd.	Japan	215,860	7,951,117

Walgreens Boots Alliance Inc.	United States	316,929	18,686,134

			43,676,413

Food Products 2.1%

Kellogg Co.	United States	242,010	16,737,412

Gas Utilities 0.7%

Kunlun Energy Co. Ltd.	China	6,156,650	5,435,847

Health Care Providers & Services 1.3%

AmerisourceBergen Corp.	United States	60,567	5,149,406

Cardinal Health Inc.	United States	98,308	4,972,419

			10,121,825

Household Durables 1.6%

Panasonic Corp.	Japan	1,366,580	12,945,886

Industrial Conglomerates 3.8%

CK Hutchison Holdings Ltd.	Hong Kong	1,636,400	15,603,162

Siemens AG	Germany	110,732	14,471,984

			30,075,146

Insurance 2.1%

Aegon NV	Netherlands	684,036	3,119,845

China Life Insurance Co. Ltd., H	China	4,891,020	13,589,131

			16,708,976

Interactive Media & Services 0.9%

[a] Baidu Inc., ADR	China	55,840	7,058,176

Leisure Products 1.4%

[a] Mattel Inc.	United States	831,780	11,270,619

Machinery 0.8%

[a] Navistar International Corp.	United States	210,030	6,078,268

Marine 1.0%

A.P. Moeller-Maersk AS, B	Denmark	5,400	7,786,529

Media 2.6%

Comcast Corp., A	United States	174,363	7,841,104

SES SA, IDR	Luxembourg	901,520	12,637,620

			20,478,724

Metals & Mining 1.9%

Wheaton Precious Metals Corp.	Canada	496,476	14,772,703

Multi-Utilities 2.9%

E.ON SE	Germany	1,029,259	10,993,196

Veolia Environnement SA	France	429,630	11,423,681

			22,416,877

Annual Report	TG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Growth VIP Fund (continued)

	Country	Shares	Value

Common Stocks (continued)

Oil, Gas & Consumable Fuels 8.5%

Apache Corp.	United States	522,540	$13,371,799

BP PLC	United Kingdom	2,232,011	13,941,378

Eni SpA	Italy	674,349	10,471,019

Exxon Mobil Corp.	United States	157,870	11,016,169

Husky Energy Inc.	Canada	527,660	4,233,957

Royal Dutch Shell PLC, B	United Kingdom	467,119	13,855,243

			66,889,565

Pharmaceuticals 13.3%

Allergan PLC	United States	122,834	23,482,176

Bayer AG	Germany	207,926	16,977,735

Merck KGaA	Germany	72,694	8,588,415

Roche Holding AG	Switzerland	42,833	13,899,201

Sanofi	France	177,087	17,798,014

Takeda Pharmaceutical Co. Ltd.	Japan	440,170	17,546,045

[a] Teva Pharmaceutical Industries Ltd., ADR	Israel	608,540	5,963,692

			104,255,278

Real Estate Management & Development 2.4%

CK Asset Holdings Ltd.	Hong Kong	796,840	5,752,121

Mitsui Fudosan Co. Ltd.	Japan	365,950	8,997,639

Sun Hung Kai Properties Ltd.	Hong Kong	281,500	4,309,761

			19,059,521

Software 1.6%

Oracle Corp.	United States	231,028	12,239,864

Specialty Retail 1.4%

Kingfisher PLC.	United Kingdom	3,939,045	11,321,038

Technology Hardware, Storage & Peripherals 2.3%

Samsung Electronics Co. Ltd.	South Korea	373,630	18,035,237

Wireless Telecommunication Services 3.4%

[a] Bharti Airtel Ltd.	India	856,685	5,472,315

China Mobile Ltd.	China	1,020,100	8,574,689

Vodafone Group PLC	United Kingdom	6,673,513	12,971,726

			27,018,730

Total Common Stocks (Cost $640,457,062)			716,310,153

		Principal Amount	*

Short Term Investments 5.0%

U.S. Government and Agency Securities (Cost $199,987) 0.0%†

[b] FFCB, 1/02/20	United States	$200,000		200,000

TG-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Growth VIP Fund (continued)

	Country	Principal Amount*	Value

Short Term Investments (continued)

Time Deposits 5.0%

National Australia Bank Ltd, 1.45%, 1/02/20	Australia	$20,000,000	$20,000,000

Royal Bank of Canada, 1.56%, 1/02/20	Canada	19,000,000	19,000,000

Total Time Deposits (Cost $39,000,000)			39,000,000

Total Investments (Cost $679,657,049) 96.3%			755,510,153

Other Assets, less Liabilities 3.7%			29,219,519

Net Assets 100.0%			$784,729,672

See Abbreviations on page TG-24.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bThe security was issued on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Templeton Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$679,657,049

Value - Unaffiliated issuers	$755,510,153
Cash	197,146
Foreign currency, at value (cost $27,041,023)	27,083,323
Receivables:
Investment securities sold	232,331
Capital shares sold	13,306
Dividends and interest	2,629,540
European Union tax reclaims	783,907
Other assets	130

Total assets	786,449,836

Liabilities:
Payables:
Investment securities purchased	26,201
Capital shares redeemed	300,820
Management fees	546,685
Distribution fees	146,903
Reports to shareholders	137,329
Deferred tax	388,289
Accrued expenses and other liabilities	173,937

Total liabilities	1,720,164

Net assets, at value	$784,729,672

Net assets consist of:
Paid-in capital	$707,926,170
Total distributable earnings (losses)	76,803,502

Net assets, at value	$784,729,672

Class 1:
Net assets, at value	$ 97,987,671

Shares outstanding	8,784,532

Net asset value and maximum offering price per share	$11.15

Class 2:
Net assets, at value	$659,411,963

Shares outstanding	60,473,438

Net asset value and maximum offering price per share	$10.90

Class 4:
Net assets, at value	$ 27,330,038

Shares outstanding	2,468,207

Net asset value and maximum offering price per share	$11.07

TG-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Templeton Growth VIP Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 28,318,210
Interest:
Unaffiliated issuers	573,162
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	50,429
Non-controlled affiliates (Note 3e)	87,077

Total investment income	29,028,878

Expenses:
Management fees (Note 3a)	7,019,870
Distribution fees: (Note 3c)
Class 2	1,604,456
Class 4	97,819
Custodian fees (Note 4)	51,910
Reports to shareholders	180,621
Professional fees	107,455
Trustees’ fees and expenses	5,596
Other	38,324

Total expenses	9,106,051
Expenses waived/paid by affiliates (Note 3e)	(15,725)

Net expenses	9,090,326

Net investment income	19,938,552

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(13,454,965)
Foreign currency transactions	(129,722)

Net realized gain (loss)	(13,584,687)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	128,566,054
Translation of other assets and liabilities denominated in foreign currencies	(3,746)
Change in deferred taxes on unrealized appreciation	(388,289)

Net change in unrealized appreciation (depreciation)	128,174,019

Net realized and unrealized gain (loss)	114,589,332

Net increase (decrease) in net assets resulting from operations	$134,527,884

*Foreign taxes withheld on dividends	$ 2,130,837

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Growth VIP Fund

	Year Ended December 31,

	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$19,938,552	$21,598,649
Net realized gain (loss)	(13,584,687)	145,036,204
Net change in unrealized appreciation (depreciation)	128,174,019	(344,182,476)

Net increase (decrease) in net assets resulting from operations	134,527,884	(177,547,623)

Distributions to shareholders:
Class 1	(20,901,613)	(44,508,681)
Class 2	(139,418,589)	(82,384,314)
Class 4	(6,044,047)	(3,542,055)

Total distributions to shareholders	(166,364,249)	(130,435,050)

Capital share transactions: (Note 2)
Class 1	(275,115,440)	(7,474,527)
Class 2	82,734,600	(59,234,414)
Class 4	1,233,451	(2,120,747)

Total capital share transactions	(191,147,389)	(68,829,688)

Net increase (decrease) in net assets	(222,983,754)	(376,812,361)
Net assets:
Beginning of year	1,007,713,426	1,384,525,787

End of year	$784,729,672	$1,007,713,426

TG-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Growth VIP Fund

1.	Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.	Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at

Annual Report	TG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

1.	Organization and Significant Accounting

Policies (continued)

a.	Financial Instrument Valuation (continued)

the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.	Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.	Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2019, the fund had no securities on loan.

TG-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

d.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.	Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report	TG-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	68,873	$790,173	751,581	$10,285,009

Shares issued in reinvestment of distributions	2,083,910	20,901,613	3,065,336	44,508,681

Shares redeemed	(21,838,635)	(296,807,226)	(4,049,692)	(62,268,217)

Net increase (decrease)	(19,685,852)	$(275,115,440)	(232,775)	$(7,474,527)

Class 2 Shares:

Shares sold	3,619,417	$39,550,989	2,342,753	$33,884,634

Shares issued in reinvestment of distributions	14,197,412	139,418,589	5,773,252	82,384,314

Shares redeemed	(8,538,686)	(96,234,978)	(11,984,334)	(175,503,362)

Net increase (decrease)	9,278,143	$82,734,600	(3,868,329)	$(59,234,414)

Class 4 Shares:

Shares sold	148,576	$1,690,506	154,144	$2,180,515

Shares issued in reinvestment of distributions	605,616	6,044,047	245,125	3,542,055

Shares redeemed	(571,458)	(6,501,102)	(518,871)	(7,843,317)

Net increase (decrease)	182,734	$1,233,451	(119,602)	$(2,120,747)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Templeton Global Advisors Limited (Global Advisors)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

TG-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

a.    Management Fees

The Fund pays an investment management fee to Global Advisors based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

1.000%	Up to and including $100 million

0.900%	Over $100 million, up to and including $250 million

0.800%	Over $250 million, up to and including $500 million

0.750%	Over $500 million, up to and including $1 billion

0.700%	Over $1 billion, up to and including $5 billion

0.675%	Over $5 billion, up to and including $10 billion

0.655%	Over $10 billion, up to and including $15 billion

0.635%	Over $15 billion, up to and including $20 billion

0.615%	In excess of $20 billion

For the year ended December 31, 2019, the gross effective investment management fee rate was 0.819% of the Fund’s average daily net assets.

b.    Administrative Fees

Under an agreement with Global Advisors, FT Services provides administrative services to the Fund. The fee is paid by Global Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.    Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.    Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Annual Report	TG-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Income from securities loaned
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$12,394,593	$156,184,244	$(168,578,837)	$—	$—	$—	—	$87,077

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2019, these purchase and sale transactions aggregated $0 and $7,221,547, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

On December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$1,856,399
Long term	3,209,150

Total capital loss carryforwards	$5,065,549

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from:

Ordinary income	$35,138,144	$33,715,376
Long term capital gain	131,226,105	96,719,674

	$166,364,249	$130,435,050

TG-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$693,867,257

Unrealized appreciation	$128,868,370
Unrealized depreciation	(67,225,474)

Net unrealized appreciation (depreciation)	$61,642,896

Distributable earnings:
Undistributed ordinary income	$ 19,829,425

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $160,700,800 and $558,032,335, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

Annual Report	TG-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:[a]

Equity Investments	$716,310,153	$—	$—	$716,310,153

Short Term Investments	—	39,200,000	—	39,200,000

Total Investments in Securities	$716,310,153	$39,200,000	$—	$755,510,153

aFor detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

FFCB	Federal Farm Credit Bank

IDR	International Depositary Receipt

TC-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Templeton Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Growth VIP Fund (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Annual Report	TG-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Growth VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $131,226,105 as a long term capital gain dividend for the fiscal year ended December 31, 2019.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 19.63% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2019.

At December 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2020 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TG-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Index Descriptions

The indexes are unmanaged and include reinvestment of any income or distributions (after the deduction of certain withholding taxes for the NR or Net Return Index). They do not reflect any fees, expenses or sales charges.

For Russell Indexes: Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

See www.franklintempletondatasources.com for additional data provider information.

Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index measures the performance of U.S. Treasury bills that have a remaining maturity of greater than or equal to one month and less than three months.

Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/ BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Bloomberg Barclays U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and Standard & Poor’s is Ba1/BB+/BB+ or below.

Bloomberg Barclays U.S. Government Index: Intermediate Component is the intermediate component of the Barclays U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Bloomberg Barclays U.S. High Yield Very Liquid Index is a component of the U.S. Corporate High Yield Index designed to track a more liquid component of the U.S. dollar-denominated, high-yield fixed-rate corporate bond market.

Bloomberg Barclays U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with at least one year until final maturity.

Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

FTSE® EPRA®/NAREIT® Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets.

FTSE World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds Classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocation of assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/19, there were 324 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government

Annual Report	I-1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

INDEX DESCRIPTIONS

Funds invest primarily in U.S. government and agency issues. For the 12-month period ended 12/31/19, there were 26 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

MSCI All Country Asia Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in developed and emerging markets in Asia.

MSCI All Country World Index (ACWI) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI All Country World Index (ACWI) ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets, excluding the U.S.

MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization-weighted index designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

MSCI Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI USA High Dividend Yield Index is based on the MSCI USA Index, its parent index, and includes large- and mid-capitalization stocks. The index is designed to reflect the performance of equities in the parent index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with relatively higher price-to-book ratios and higher forecasted growth rates.

Russell 1000® Index is market capitalization weighted and measures performance of the approximately 1,000 largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 2000® Index is market capitalization weighted and measures performance of the approximately 2,000 smallest companies in the Russell 3000® Index, which represent a small amount of the total market capitalization of the Russell 3000® Index.

Russell 2000® Value Index is market capitalization weighted and measures performance of those Russell 2000® Index companies with relatively lower price-to-book ratios and lower forecasted growth rates.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with relatively higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with relatively higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represents a modest amount of the Russell 1000® Index’s total market capitalization.

Standard & Poor’s® 500 Index (S&P 500®) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

Standard & Poor’s®/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1988	134	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945)	Trustee	Since 2017	113	Hess Corporation (exploration of oil
One Franklin Parkway				and gas) (2014-present).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	134	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present)

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2005 and Lead Independent Trustee since March 2019	134

Hess Corporation (exploration of oil
and gas) (1993-present), Canadian
National  Railway (railroad)
(2001-present), White Mountains

Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

Annual Report	BOD-1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	134	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (2019-present); member of the Executive Council, The Boeing Company (2006-present) and formerly, General Counsel, The Boeing Company (2006-2019) and Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	134	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	146	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, and Trustee	Chairman of the Board since 2013, and Trustee since 1988	134	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

BOD-2	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton; and officer of 24 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co-Secretary	Vice President since 2009 and Co-Secretary since 2019	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Edward D. Perks (1970) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton (since December 2018).

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton; and officer of 41 of the investment companies in Franklin Templeton.

Annual Report	BOD-3

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel, Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co-Secretary	Vice President since 2011 and Co-Secretary since January 2019	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust.

Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

BOD-4	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SHAREHOLDER INFORMATION

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts; (2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

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Annual Report
Franklin Templeton Variable Insurance Products Trust

Investment Managers	Fund Administrator	Distributor
Franklin Advisers, Inc.	Franklin Templeton Services, LLC	Franklin Templeton Distributors,
Franklin Mutual Advisers,		Inc.
LLC
Franklin Templeton
Institutional, LLC
Templeton Asset
Management Ltd.
Templeton Global Advisors
Limited
Templeton Investment
Counsel, LLC

© 2020 Franklin Templeton Investments. All rights reserved.	VIP1 A 02/20

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $874,816 for the fiscal year ended December 31, 2019 and $831,712 for the fiscal year ended December 31, 2018.

(b)	Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)	Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $210,000 for the fiscal year ended December 31, 2019 and $194,500 for the fiscal year ended December 31, 2018. The services for which these fees were paid included tax compliance services related to year-end, tax consulting services related to the operating agreement and term sheet for the launch of a new fund, and professional fees in connection with tax treatment of equipment lease transactions and with an Indonesia withholding tax refund claim.

(d)	All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2019 and $8,838 for the fiscal year ended December 31, 2018. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $183,244 for the fiscal year ended December 31, 2019 and $95,000 for the fiscal year ended December 31, 2018. The services for which these fees were paid included valuation services related to fair value engagement, benchmarking services in connection with the ICI TA survey, account maintenance project, assets under management certification, and the issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $393,244 for the fiscal year ended December 31, 2019 and $298,338 for the fiscal year ended December 31, 2018.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Templeton Variable Insurance Products Trust

By	S\ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date February 28, 2020

By	S\ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date February 28, 2020